ANNUAL REPORT

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OCTOBER 31, 1998


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Victory Funds (R)


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TABLE OF CONTENTS

Key Asset Management Inc. (KAM) a subsidiary of KeyCorp, is the investment adviser to The Victory Funds. The Victory Funds are sponsored and distributed by BISYS Fund Services, which is not affiliated with KeyCorp or its subsidiaries. KAM receives a fee for its services from the Victory Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus for the Victory Funds.

Shares of the Victory Funds are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any KeyCorp bank, Key Asset Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

Year 2000 Risk. Like other mutual funds, each of the Funds could be adversely affected if the computer systems used by their third party service providers do not properly process and calculate date-related information. The Funds' service providers have been actively updating their systems to be able to process year 2000 data. However, there can be no assurance that these steps will be adequate to avoid a temporary service disruption or any adverse impact on the Funds.

12/19/98

Shareholder Letter                                        2
Investment Review and Outlook                             3

Fund Review and Commentary
Introduction to Victory Money Market Funds                7
Introduction to Victory Taxable Fixed Income Funds       10
Introduction to Victory Municipal Fixed Income Funds     16
Introduction to Victory Specialty Funds                  19
Introduction to Victory Growth/Equity Funds              23
How to Read Your Financial Statement                     33

Financial Statements
Victory Money Market Funds
  U.S. Government Obligations Fund
    Schedule of Investments                              35
    Statements of Assets and Liabilities                 43
    Statements of Operations                             44
    Statements of Changes in Net Assets                  45
    Financial Highlights                                 46
    Statements of Cash Flows                            173
  Prime Obligations Fund
    Schedule of Investments                              36
    Statements of Assets and Liabilities                 43
    Statements of Operations                             44
    Statements of Changes in Net Assets                  45
    Financial Highlights                                 47
  Financial Reserves Fund
    Schedule of Investments                              40
    Statements of Assets and Liabilities                 43
    Statements of Operations                             44
    Statements of Changes in Net Assets                  45
    Financial Highlights                                 48
  Tax-Free Money Market Fund
    Schedule of Investments                              49
    Statements of Assets and Liabilities                 63
    Statements of Operations                             64
    Statements of Changes in Net Assets                  65
    Financial Highlights                                 66
  Ohio Municipal Money Market Fund
    Schedule of Investments                              55
    Statements of Assets and Liabilities                 63
    Statements of Operations                             64
    Statements of Changes in Net Assets                  65
    Financial Highlights                                 67
Victory Taxable Fixed Income Funds
  Limited Term Income Fund
    Schedule of Investments                              68
    Statements of Assets and Liabilities                 79
    Statements of Operations                             80
    Statements of Changes in Net Assets                  81
    Financial Highlights                                 83


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TABLE OF CONTENTS
(continued)

  Intermediate Income Fund
    Schedule of Investments                              70
    Statements of Assets and Liabilities                 79
    Statements of Operations                             80
    Statements of Changes in Net Assets                  81
    Financial Highlights                                 84
  Fund for Income
    Schedule of Investments                              73
    Statements of Assets and Liabilities                 79
    Statements of Operations                             80
    Statements of Changes in Net Assets                  81
    Financial Highlights                                 85
  Government Mortgage Fund
    Schedule of Investments                              75
    Statements of Assets and Liabilities                 79
    Statements of Operations                             80
    Statements of Changes in Net Assets                  82
     Financial Highlights                                86
  Investment Quality Bond Fund
    Schedule of Investments                              76
    Statements of Assets and Liabilities                 79
    Statements of Operations                             80
    Statements of Changes in Net Assets                  82
    Financial Highlights                                 87

Victory Municipal Fixed Income Funds
  National Municipal Bond Fund
    Schedule of Investments                              88
    Statements of Assets and Liabilities                 98
    Statements of Operations                             99
    Statements of Changes in Net Assets                 100
    Financial Highlights                                101
  New York Tax-Free Fund
    Schedule of Investments                              92
    Statements of Assets and Liabilities                 98
    Statements of Operations                             99
    Statements of Changes in Net Assets                 100
    Financial Highlights                                102
  Ohio Municipal Bond Fund
    Schedule of Investments                              94
    Statements of Assets and Liabilities                 98
    Statements of Operations                             99
    Statements of Changes in Net Assets                 100
    Financial Highlights                                103

Victory Specialty Funds
  Balanced Fund
    Schedule of Investments                             105
    Statements of Assets and Liabilities                120
    Statements of Operations                            121
    Statements of Changes in Net Assets                 122
    Financial Highlights                                123
  Convertible Securities Fund
    Schedule of Investments                             113
    Statements of Assets and Liabilities                120
    Statements of Operations                            121
    Statements of Changes in Net Assets                 122
    Financial Highlights                                124
  Real Estate Investment Fund
    Schedule of Investments                             119
    Statements of Assets and Liabilities                120
    Statements of Operations                            121
    Statements of Changes in Net Assets                 122
    Financial Highlights                                125

Victory Equity Funds
  Value Fund
    Schedule of Investments                             126
    Statements of Assets and Liabilities                145
    Statements of Operations                            146
    Statements of Changes in Net Assets                 147
    Financial Highlights                                149
    Statements of Cash Flows                            173
  Lakefront Fund
    Schedule of Investments                             129
    Statements of Assets and Liabilities                145
    Statements of Operations                            146
    Statements of Changes in Net Assets                 147
    Financial Highlights                                150
  Diversified Stock Fund
    Schedule of Investments                             131
    Statements of Assets and Liabilities                145
    Statements of Operations                            146
    Statements of Changes in Net Assets                 147
    Financial Highlights                                151
    Statements of Cash Flows                            173
  Stock Index Fund
    Schedule of Investments                             134
    Statements of Assets and Liabilities                145
    Statements of Operations                            146
    Statements of Changes in Net Assets                 148
    Financial Highlights                                152
  Growth Fund
    Schedule of Investments                             143
    Statements of Assets and Liabilities                145
    Statements of Operations                            146
    Statements of Changes in Net Assets                 148
    Financial Highlights                                153
  Special Value Fund
    Schedule of Investments                             154
    Statements of Assets and Liabilities                166
    Statements of Operations                            167
    Statements of Changes in Net Assets                 168
    Financial Highlights                                169
    Statements of Cash Flows                            173
  Ohio Regional Stock Fund
    Schedule of Investments                             157
    Statements of Assets and Liabilities                166
    Statements of Operations                            167
    Statements of Changes in Net Assets                 168
    Financial Highlights                                170
  International Growth Fund
    Schedule of Investments                             159
    Statements of Assets and Liabilities                166
    Statements of Operations                            167
    Statements of Changes in Net Assets                 168
    Financial Highlights                                171
  Special Growth Fund
    Schedule of Investments                             164
    Statements of Assets and Liabilities                166
    Statements of Operations                            167
    Statements of Changes in Net Assets                 168
    Financial Highlights                                172

Notes                                                   174
Report of Independent Accountants                       185

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Letter to our Shareholders

We present the Victory Funds Annual Report for the fiscal year 1998. Although the major market indices had substantially recovered by October 31, 1998, the Funds' fiscal year end, the previous months of market volatility created concern for investors. The accompanying investment review by Charlie Crane examines the issue of risk in depth, but the point to note here is that if you are investing for the long haul, a disciplined investment strategy, regardless of market conditions, is likely to be rewarded.

The recent volatility in the stock market has led investors to look for "safer" asset classes like money market funds and to a lesser extent bond funds. At Victory, for instance, inflows into stock funds were approximately $46 million from January through September 1998; while money market fund inflows reached nearly $2 billion in the same period. Interestingly, inflows into specialty funds -- the Balanced, Convertible Securities and LifeChoice funds increased. Strategic Insight, a research organization which monitors new cash flows into mutual funds, reported that between January and September 1998 investments into stock funds declined by 40%, while those into bond funds and money market funds increased by 88% and 10% respectively. While these trends reflect investor sentiment away from risk, it is also worth noting that, historically, while stock funds have been more volatile than other asset classes they have also resulted in higher long-term returns.*

We welcome your responses to this Annual Report and thank you for the confidence you have placed in Victory.

Sincerely,

/s/ Leigh A. Wilson

Leigh A. Wilson
President
The Victory Funds

*Past performance is no guarantee of future results.


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Investment Review and Outlook

The subject of risk has received a lot of attention in recent months. For the first time in several years, investors have tasted the bitter side of the risk/reward trade-off, and many have discovered that their tolerance for risk isn't as great as they had believed it to be when stocks climbed higher in price each month. As a result, some have swapped their riskier assets (such as stocks and corporate bonds) for ones they believe to be safer (U.S. Treasury securities, most notably toward the short end of the yield curve), a practice widely known as "the flight to quality." In turn, the price of those riskier assets has fallen, and the price of "risk-free" Treasuries has risen, driving yields down to levels not seen in decades. As is often the case when uncertainty mounts and emotions run high, the pendulum has swung too far, in my opinion. Simply stated, I think risk is underpriced as we enter the last couple of months of 1998, and long-term investors have an unusual opportunity to enhance their portfolios' potential return by taking the other side of the "flight to quality" trade.

Price plays a pivotal role in measuring the risk of an asset, as well as in determining the return; problems arise when risks are misjudged, or the price of risk gets out of whack. What we are witnessing at the present time is the unwinding of a lot of bets that were based on one fundamental premise: that the level of risk in the world had been permanently reduced by a combination of political, technological and policy developments. The demise of the Soviet Union and the fall of the Iron Curtain appeared to increase vastly the number of potential consumers for the goods and services produced by the world's capitalist nations. With so much more demand anticipated, new supply needed to be created. As economic theory would predict, much of this new capacity was built where the cost of production was low, fueling rapid growth in Asia and certain Latin American countries. Moreover, the end of the Cold War freed up resources that had been previously devoted to defense, providing some of the wherewithal to pay for this new productive capacity.

The rest of the money was supplied by eager lenders from around the world, who saw tremendous growth potential everywhere they looked. They also saw the infiltration of technology into every nook and cranny of the business world, which raised productivity and provided managers with sufficient information to smooth production, reducing volatility (and therefore credit risk). As more companies learned how to master these managerial tools, the economy as a whole also appeared to become less prone to the cyclical pattern of booms and busts, especially under the watchful eye of skilled policy makers like Alan Greenspan. Some observers were so enthralled that they pronounced recessions a relic of the past, declaring a "New Era" of sustained growth, full employment and low inflation. The equity market gladly hopped aboard the bandwagon. Investors justified paying ever-higher price/earnings multiples by saying that profits had become more predictable, which implies a lower equity risk premium.

With the benefit of hindsight, it is now obvious that a few miscalculations were made along the way which, left unchecked, led to an array of excesses, the consequences of which are being felt around the world. Companies misjudged demand growth when they built so much new capacity at the same time that old capacity was being rehabilitated with new technology. Lenders lowered their standards, and extended credit to borrowers that would have been borderline even under the best of circumstances. The practice of overbuilding with easy credit was particularly egregious in Japan and Southeast Asia, where hundreds of billions of dollars worth of loans have gone bad because borrowers' cash flow has fallen well short of expectations.

The implosion that began in Asia spread to other emerging markets as a vicious cycle unfolded. When Asian growth slowed, its demand for commodities diminished, and prices for those commodities declined. This in turn hurt the economies of other emerging markets around the world, many of which rely upon the production and export of commodities. As these economies faltered, demand for all sorts of goods and services fell, commodity prices dropped further, and more loans went sour, including the debt of such far-out-of-the-way markets as Russia, a country which represents roughly 1% of the world's trade. All of a sudden, it became glaringly apparent that investors had paid way too much for risk, and a scramble began to unload as much of it as possible.

The impact of this sudden aversion to risk extends well beyond the financial markets. Simply stated, once-burned lenders want their money back, and they are twice shy about extending new loans. As a result, even the most credit-worthy corporations may encounter difficulty financing new projects, which will constrain investment spending. In turn, job creation will decelerate, as will income growth and ultimately consumption, which accounts for over two-thirds of our nation's GDP. Recognizing this possibility, the Federal Reserve has reduced short-term interest rates twice in the last month, with a view to sustaining economic growth in an environment of contained inflation.

I think more rate reductions are forthcoming. After all, this is the same Federal Reserve that dropped rates 18 times in a span of 26 months stretching from July 1990 to September 1992. Moreover, in a speech made on October 7th (just eight days after the first cut and eight days before the second), Fed Chairman Alan Greenspan said, "But we are clearly facing a set of forces that should be dampening demand going forward to an unknown extent." He concluded the speech by saying, "We do not know how far it will go or how much it will affect consumer and business spending here at home." Unknown or not, it seems to me that when the Fed Chairman pushes through two rate cuts in sixteen days, he's saying that he's not going to wait around to find out just how slow things can get.

The market doesn't seem quite so sure, since many securities across various asset classes appear to be discounting a fairly severe recession next year.
As noted above, the price of many stocks and bonds has come down sharply in the face of panicky selling by investors seeking a safe harbor from risk. Price declines have been exaggerated by a lack of liquidity, as market makers have been less willing to commit capital as they seek to limit their own risk. This is particularly true in the corporate bond market, where spreads (the difference between the yield on corporate bonds and Treasury securities of like maturity) have increased to the widest level in years.

The spread on some lower-grade securities (such as convertibles rated B and below, or Latin American "Brady Bonds") is in the mid to high teens as of this writing, providing yields-to-maturity north of 20%, a rate commensurate with near-default. While some of these lower-grade issuers are indeed skating on thin ice, many are not, and I think that a diversified basket of non-Treasury bonds (including corporates of varying quality, convertibles and Brady bonds) offers a compelling combination of high current yield and attractive capital gain potential. For those with less stout constitutions who prefer the comfort of government issues, I recommend lengthening the maturities of your Treasury holdings. Agency issues (such as GNMAs) are also worth considering.

I am also attracted to higher-risk stocks, which I believe to be oversold and undervalued (even after having bounced back somewhat from their recent lows). However, instead of the traditional Wall Street definition of risk, which measures the historical volatility of a stock's price relative to some benchmark (a.k.a. beta), I am looking at risk in much simpler and more practical terms: liquidity and earnings.

Looking first at liquidity, I continue to think that smaller and mid-sized stocks are considerably more attractive than the large issues that populate the S&P 500, despite the difficulty one encounters buying or selling sizable positions. For example, as of this writing the S&P Small-Cap 600 is selling for a little over 15 times estimated 1999 earnings, a discount to its estimated three to five year earnings growth rate of 15%-18%. Meanwhile, the S&P 500 is trading for roughly 24 times my 1999 forecast, even though I expect earnings to grow by only 6% annually over the same time horizon (an implied P/E-to-growth ratio of four times).

Earnings risk refers to the notion that companies whose fortunes are tied to the health of the economy exhibit wider fluctuations in earnings from year to year than companies whose goods or services are considered to be staples, the demand for which is largely insensitive to economic growth. For example, it is not unusual for an analyst to predict that a steel company will earn somewhere between $5.00 and $10.00 per share in a given year, depending on the strength of business activity. Earnings forecasts for a typical consumer products company, on the other hand, may vary by only a nickel. Examining the various segments of the stock market, I think the stocks of the more cyclically sensitive companies are cheap, even if the U.S. slips into a recession within the next year (which I think is unlikely). Consumer cyclicals such as media, homebuilders, autos and selected retailers are among my favorites, along with value-added industrials. I also think energy stocks deserve consideration, especiallyfor contrarians.

After paying too much for risk for the past several years, investors today have the chance to add this most unusual commodity to their portfolios at a very low price. It may take time for the present imbalances to be corrected, given the nasty scare that we've endured recently, as well as the lack of liquidity in the market for certain riskier assets. On the other hand, that time can be well spent scouring the markets for attractive issues and performing the necessary due diligence before committing capital. Whether you've been an investment gunslinger or a money-under-the-mattress conservative, now is an ideal time to size up your true tolerance for risk, and to take advantage of the opportunity to enhance your portfolio's potential long-term return.

/s/ Charles G. Crane

Charlie Crane, Chief Market Strategist
Key Asset Management Inc.

October 31, 1998


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Introduction to Money Market Funds


                         CREDIT REVIEW

                   INTEREST RATE ENVIRONMENT

                         SECTOR SCREEN

TAXABLE FUND PERFORMANCE            TAX-FREE FUND PERFORMANCE

The Victory U.S. Government         The Victory Tax-Free
Obligations Fund                    Money Market Fund

The Victory Prime                   The Victory Ohio Municipal
Obligations Fund                    Money Market Fund

The Victory Financial
Reserves Fund


THE INVESTMENT PROCESS

As with longer-term fixed income portfolios, each portfolio manager seeks to enhance portfolio yields by identifying opportunities in the financial markets for incremental returns and by seeking relative value. Portfolio managers for the Victory Funds follow the shape and movement of the yield curve closely. This process helps the portfolios to take advantage of anticipated movements in short-term interest rates.

The past year can be characterized as having split personalities. The first half of the year saw a relatively calm short term market. The second half of the year was dominated by financial uncertainty in Russia, Asia, Brazil and finally the U.S. These factors combined to pressure the stock market into a large correction in the third quarter. Under both international and domestic pressure the Federal Reserve eased monetary policy by decreasing the Federal Funds Rate twice. This swift and decisive move by the Federal Reserve brought confidence back to the market. Stocks rallied during the month of October in response to lower interest rates and the anticipation of further Fed action to decrease short term rates before the end of the year.



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VICTORY MONEY MARKET FUNDS

The Victory U.S. Government Obligations Fund
The Victory Prime Obligations Fund
The Victory Financial Reserves Fund

The Victory U.S. Government Obligations, Prime Obligations and Financial Reserves Funds all operate under the same philosophy, which is the preservation of capital, high levels of liquidity to the shareholder and competitive market yields. For the year ended October 31, 1998 the markets were generally lackluster until a major change in the third quarter.

Then, the Federal Reserve lowered short-term interest rates at its late third quarter policy meeting. This was followed within two weeks by another easing of rates. Concern that domestic capital markets would be disrupted by a crisis overseas and a related collapse of a highly publicized hedge fund were the main motivators behind the Federal Reserve's actions.

For the year, the Funds performed equal to, or better than the averages of their peer groups. This was accomplished with a Fund average maturity generally shorter than our competitors. Investments in floating rate securities provided yield enhancement and liquidity features over fixed rate securities with longer maturities.

Looking ahead, we expect further interest rate declines. The Funds are positioned with substantial liquidity to take advantage of usual year-end yield pick-up by investing in selective fixed rate trades. This should serve to enhance return. In addition, various types of floating rate securities also present attractive investment alternatives at higher relative yields.

                           As of October 31, 1998
                           US GOVT       US GOVT
                           OBLIGATIONS   OBLIGATIONS   PRIME         FINANCIAL
                           SELECT        INVESTOR      OBLIGATIONS   RESERVES
Seven-Day Yield            4.47%         4.71%         4.69%         4.73%
Seven-Day Effective Yield  4.57%         4.82%         4.80%         4.84%
One Year Total Return      4.86%         5.12%         4.98%         5.10%

                            Maturity Schedule 1
                              As of 10/31/98

Days to                 US GOVT          PRIME            FINANCIAL
Maturity                OBLIGATIONS      OBLIGATIONS      RESERVES
Less than 30 Days       80.4%            57.7%            55.3%
30 to 60 Days            1.2%            19.6%            22.7%
60 to 90 Days            2.3%            12.3%             9.0%
90 Days or Greater      16.1%            10.4%            13.0%

An investment in the Fund is not insured or guaranteed by the FDIC or any other Government Agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1 The funds' Maturity Schedules presented may not be representative of current or future investment strategies. Fund strategies may change at any time.


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VICTORY MONEY MARKET FUNDS

The Victory Tax-Free Money Market Fund
The Victory Ohio Municipal Money Market Fund

The Victory Tax-Free Money Market Funds entered 1998 during a period of strong growth in the economy, low unemployment and inflationary concerns. However, by the third quarter, international factors, including the deterioration of the Japanese and Russian economies had changed the environment drastically. A U.S. recession was now a concern. To shift sentiment, the Fed eased short-term interest rates twice.

The Ohio Municipal Money Market Fund has had to push to remain competitive. This is due to the Fund being the largest Ohio money market fund, with over $750 million in assets. It is often difficult to strategically position the Fund in an environment of extremely limited debt supply. Therefore, higher yield investments are more difficult to find.

Looking forward to 1999, the bond market is looking for further Federal Reserve intervention which should effectively move yields higher on short-term securities and lower on one year fixed rate bonds. To profit from this municipal market environment the Fund will continue to look for opportunities to add short term securities to their portfolios. Additionally, we will continue to take advantage of supply imbalances and yield opportunities to add longer term high quality municipal bonds to the portfolios.

As of October 31, 1998

                            TAX-FREE    OHIO MMMKT
Seven-Day Yield             2.62%       2.59%
Tax Equivalent Yield 1      4.34%       4.84%
Seven-Day Effective Yield   2.65%       2.62%
Seven-Day Tax Equivalent
Effective Yield1            4.39%       4.90%
One Year Total Return       2.91%       2.94%

Maturity Schedule 2
As of 10/31/98

Days to Maturity      TAX-FREE    OHIO MMMKT
Less than 30 Days     71.6%       71.2%
30 to 60 Days          5.6%        6.7%
60 to 90 Days          2.1%        5.9%
90 Days or Greater    20.7%       16.2%

The performance data quoted is past performance and are not indicative of future results. Yields will fluctuate with market conditions. The Victory
Ohio MMMKT yields reflect the waiver of a portion of certain fees for various periods. In such instances and without such waivers, the current 7-day yield and Tax-Equivalent Yield would have been 2.45% and 4.58%, and the 7-day effective yield and 7-day effective Tax Equivalent Yield would have been 2.38% and 4.45% respectively. An investment in the Fund is not insured or guaranteed by the FDIC or any other Government Agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Certain investors may be subject to the Federal Alternative Minimum Tax (AMT) and to certain state and local taxes.

1 The tax equivalent yield is for illustrative purposes only. The tax rate used to calculate the tax equivalent yield was based on the highest Federal regular income tax rate of 39.6%, and the rate used for the Ohio MMMKT is the combined 39.6% federal and 6.9% Ohio state income tax rates and are for illustrative purposes only. The income tax rate does not reflect the effects of the Federal AMT.

2 The Maturity Schedules presented may not be representative of current or future investment strategies. Fund strategies may change at any time.

Introduction to Taxable Fixed Income Funds


                    FIXED INCOME SECURITIES UNIVERSE

                        CREDIT SCREENING PROCESS

                     DURATION AND MATURITY SCREEN

SHORT-TERM POOL         INTERMEDIATE-TERM POOL       LONG-TERM POOL

                Yield Curve Shape and Movement Analysis

                        Relative Value Analysis
            Supply and Demand Scarcity; Regulatory Changes;
           New Products or Securities; New Issues; Technical
             Innovation; Sector Analysis; Investor Sentiment

SHORT-TERM FUND         INTERMEDIATE-TERM FUNDS      LONG-TERM FUNDS

The Victory Limited     The Victory Intermediate     The Victory Investment
Term Income Fund        Income Fund                  Quality Bond Fund

                        The Victory Fund for
                        Income

                        The Victory Government
                        Mortgage Fund

THE INVESTMENT PROCESS

Selecting fixed income securities involves ongoing analysis not only of the bonds available in the marketplace, but of interest rates, yield curves, relative values and sector weightings. To conduct their security selection, the experienced fixed income management team follows a disciplined and tested process.

The investment advisor assigns a relative value to each economic sector by utilizing its in-house analytical capabilities as well as a wide range of outside research. It considers the broad economic environment in making duration decisions for each of the Victory Funds. The portfolio managers have developed a proprietary process to identify those securities that have strong potential for income and total return. They are active managers, continually monitoring portfolio holdings for shifts in value that will affect buy and sell decisions.

1 Superior Research.
  Before any fixed income security can be considered for purchase by a portfolio manager, it must pass a stringent internal credit review process. As part of this process, credit analysts review the structure and credit ratings of the individual securities as well as the financial statements of the organizations that issue them.

2 No large duration bets are taken.
  To keep the interest rate sensitivity of the Victory Funds' fixed income portfolios consistent with the market, a security benchmark is chosen that is appropriate for a given portfolio. The portfolio is then managed to keep its duration as close as possible to that of the given benchmark. By not taking large "duration bets," interest rate risk of the portfolio is dramatically reduced relative to the benchmark.

3 Relative Value.
  The portfolio managers for the Victory Funds combine both technical research and market experience to identify inefficiencies and anomalies in the marketplace. Inefficiencies give the portfolio manager the opportunity to purchase securities for the portfolio that may provide higher yields or total returns. Differences in relative value are a function of securities' yield differentials (e.g. between corporate, government and mortgage/asset backed securities), caused by regulatory changes, forces of supply and demand, and investor sentiments.

VICTORY TAXABLE FIXED INCOME FUNDS

The Victory Limited Term Income Fund

The bond market moved from the relatively calm first half of the year into the third quarter where prices spread between Treasuries and corporate bonds. The market had changed its focus to the global financial turmoil dominated by the economic news in Russia and Asia. The development of a large domestic hedge fund failure gave the Federal Reserve all the evidence it needed to lower interest rates twice during the second half of the year. The prompt financial action by the Federal Reserve has had a calming effect on the bond market as witnessed by downward pricing pressure on Treasuries.

The Victory Limited Term Bond Funds' performance was in line with the Merrill Lynch 1-3 year Treasury Index. The Fund benefited from holding a larger percentage of high quality issues. The high percentage of Treasuries, Government Agencies and high quality corporate bonds provided the Fund the necessary liquidity to weather the storm. An overweighted position in Treasuries would have been the key to even stronger performance over the period.

If the Federal Reserve Board continues to ease monetary policies, Treasury yield curves should continue to steepen. We expect relative liquidity will continue to improve and non-government bonds will be the biggest benefactor of this trend. In this environment we will pursue attractive opportunities to add high quality non-government bonds, including mortgage backed, asset backed and corporate bonds, to the portfolio.


Victory Limited Term Income Fund
vs. Merrill Lynch 1-3 Yr Treas
(Dollars in thousands)

10/31/89  9805    10000    10000
11/30/89  9886    10083    10089
12/31/89  9922    10119    10130
1/31/90   9919    10116    10138
2/28/90   9958    10157    10185
3/31/90   9974    10172    10220
4/30/90   9980    10179    10240
5/31/90  10140    10342    10396
6/30/90  10245    10449    10506
7/31/90  10376    10583    10636
8/31/90  10389    10596    10668
9/30/90  10450    10659    10756
10/31/90 10565    10775    10874
11/30/90 10691    10904    10981
12/31/90 10790    11005    11114
1/31/91  10892    11109    11216
2/28/91  10964    11182    11282
3/31/91  11024    11243    11358
4/30/91  11116    11337    11466
5/31/91  11194    11417    11535
6/30/91  11212    11435    11582
7/31/91  11308    11533    11683
8/31/91  11462    11690    11843
9/30/91  11591    11822    11971
10/31/91 11707    11940    12100
11/30/91 11835    12070    12226
12/31/91 12030    12270    12412
1/31/92  11977    12215    12393
2/29/92  12000    12239    12436
3/31/92  11965    12203    12431
4/30/92  12063    12304    12545
5/31/92  12194    12437    12659
6/30/92  12319    12564    12789
7/31/92  12488    12736    12932
8/31/92  12581    12831    13046
9/30/92  12715    12968    13170
10/31/92 12617    12869    13091
11/30/92 12564    12814    13070
12/31/92 12675    12928    13194
1/31/93  12825    13080    13331
2/28/93  12966    13224    13445
3/31/93  12970    13229    13485
4/30/93  13088    13348    13569
5/31/93  13068    13328    13531
6/30/93  13181    13443    13631
7/31/93  13200    13463    13662
8/31/93  13348    13614    13781
9/30/93  13405    13672    13826
10/31/93 13424    13691    13853
11/30/93 13389    13656    13857
12/31/93 13451    13719    13908
1/31/94  13554    13824    13997
2/28/94  13420    13688    13908
3/31/94  13291    13556    13838
4/30/94  13214    13477    13789
5/31/94  13220    13484    13809
6/30/94  13244    13507    13850
7/31/94  13380    13646    13969
8/31/94  13404    13671    14018
9/30/94  13327    13592    13986
10/31/94 13335    13601    14018
11/30/94 13253    13517    13955
12/31/94 13282    13547    13987
1/31/95  13446    13714    14182
2/28/95  13653    13925    14376
3/31/95  13726    13999    14457
4/30/95  13841    14117    14585
5/31/95  14131    14413    14840
6/30/95  14201    14484    14920
7/31/95  14239    14523    14982
8/31/95  14323    14609    15071
9/30/95  14393    14680    15144
10/31/95 14505    14794    15272
11/30/95 14644    14936    15407
12/31/95 14741    15034    15525
1/31/96  14869    15165    15657
2/29/96  14792    15087    15591
3/31/96  14741    15035    15577
4/30/96  14740    15034    15590
5/31/96  14762    15056    15622
6/30/96  14863    15159    15734
7/31/96  14904    15201    15796
8/31/96  14939    15237    15851
9/30/96  15074    15374    15994
10/31/96 15222    15525    16174
11/30/96 15329    15635    16298
12/31/96 15334    15639    16298
1/31/97  15386    15693    16375
2/28/97  15427    15734    16412
3/31/97  15408    15714    16406
4/30/97  15519    15828    16540
5/31/97  15601    15912    16653
6/30/97  15705    16018    16768
7/31/97  15856    16172    16952
8/31/97  15859    16175    16968
9/30/97  15973    16291    17096
10/31/97 16070    16390    17223
11/30/97 16119    16440    17265
12/31/97 16216    16539    17383
1/31/98  16361    16686    17552
2/28/98  16359    16685    17567
3/31/98  16423    16750    17638
4/30/98  16483    16811    17721
5/31/98  16575    16906    17815
6/30/98  16647    16978    17908
7/31/98  16707    17040    17992
8/31/98  16901    17238    18218
9/30/98  17147    17488    18459
10/31/98 17171    17513    18550

Graph reflects investment growth from end of month of fund commencement.

The Merrill Lynch 1-3 Year Treasury Index (Merrill Lynch 1-3 Yr Treas) is a broad-based unmanaged index that represents the general performance of short-term (1-3 year) U.S. Treasury securities.

Total Return
As of 10/31/98

                  Maximum
                  Net Asset        Offering
                  Value            Price

One Year          6.86%            4.75%
Three Years       5.79%            5.06%
Five Years        5.05%            4.63%
Average Annual
Since Inception
10/20/89          6.45%            6.21%

Asset Type

Corporate Bonds              29.7%
U.S. Treasury Obligations    27.8%
Asset Backed Securities      26.1%
Commercial Paper             16.3%
Other Assets                  0.1%

The performance data quoted represent past performance and therefore are not indicative of future results. Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 2.00% sales charge. Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at any time.

VICTORY TAXABLE FIXED INCOME FUNDS

The Victory Intermediate Income Fund

The fear is subsiding and liquidity is slowly inching back into the bond market. The Federal Reserve appears to be doing its part to keep the economy from going into a recession. In 1998, especially from June on, investors were afraid to take risk so they bought U.S. Treasury bonds and sold non-government bonds.

Over the year ended October 31, 1998, the Intermediate Income Fund outperformed the Lehman Brothers Intermediate Govt/Corp Index. The overall credit quality and liquidity of the portfolio were key ingredients to this year's performance. An even more aggressive move out of non-government bonds would have increased Fund performance over the last 12 months.

We have seen a continued improvement in relative liquidity and given that, non-government bonds should again be a strong performers. If the Federal Reserve continues to ease the monetary policies a favorable climate should exist in the non-government bond sectors including corporate and mortgage bonds. This would lead to an underweighted portfolio position in U.S. Treasury securities.

Total Return
As of 10/31/98

                    Net Asset      Maximum
                    Value          Offering
                    Price

One Year            8.30%          2.03%
Three Years         6.48%          4.40%
Average Annual
Since Inception
12/10/93            5.75%          4.47%

Victory Intermediate Income Fund
vs. Lehman Int Gov't/Corp
(Dollars in thousands)

12/31/93  9422    10000    10000
1/31/94   9517    10101    10111
2/28/94   9379     9953     9961
3/31/94   9251     9819     9797
4/30/94   9179     9742     9730
5/31/94   9179     9742     9737
6/30/94   9183     9745     9738
7/31/94   9288     9858     9878
8/31/94   9301     9871     9909
9/30/94   9209     9773     9818
10/31/94  9207     9771     9817
11/30/94  9160     9722     9773
12/31/94  9197     9761     9807
1/31/95   9349     9922     9972
2/28/95   9507    10090    10178
3/31/95   9565    10151    10236
4/30/95   9673    10266    10363
5/31/95   9961    10572    10676
6/30/95  10016    10630    10747
7/31/95  10012    10626    10749
8/31/95  10104    10724    10846
9/30/95  10166    10789    10924
10/31/95 10279    10909    11046
11/30/95 10402    11040    11190
12/31/95 10489    11132    11308
1/31/96  10582    11231    11405
2/29/96  10446    11087    11272
3/31/96  10385    11022    11214
4/30/96  10333    10967    11175
5/31/96  10309    10941    11166
6/30/96  10413    11052    11284
7/31/96  10433    11072    11318
8/31/96  10431    11070    11327
9/30/96  10567    11214    11485
10/31/96 10747    11406    11688
11/30/96 10852    11517    11842
12/31/96 10809    11472    11767
1/31/97  10846    11511    11812
2/28/97  10860    11526    11835
3/31/97  10777    11437    11753
4/30/97  10899    11567    11892
5/31/97  10969    11642    11991
6/30/97  11065    11743    12100
7/31/97  11291    11983    12345
8/31/97  11221    11909    12284
9/30/97  11352    12048    12426
10/31/97 11459    12162    12564
11/30/97 11483    12187    12592
12/31/97 11571    12281    12692
1/31/98  11720    12439    12859
2/28/98  11717    12435    12848
3/31/98  11741    12460    12890
4/30/98  11798    12521    12954
5/31/98  11890    12619    13049
6/30/98  11966    12700    13132
7/31/98  11998    12733    13178
8/31/98  12203    12951    13385
9/30/98  12483    13248    13721
10/31/98 12410    13171    13707

Graph reflects investment growth from end of month of fund commencement.

The Lehman Brothers Intermediate Government/Corporate Bond Index (Lehman Int Gov't/Corp) is an unmanaged index comprised of investment-grade corporate debt securities and U.S. Treasury and U.S. Government Agency debt securities that mature in one to ten years.

Asset Type

Corporate Bonds             34.7%
U.S. Treasury Obligations   30.4%
Asset Backed Securities     16.2%
Other Assets                 9.2%
Commercial Paper             6.8%
U.S. Gov't Agencies          2.7%

The performance data quoted represent past performance and therefore are not indicative of future results. Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge. Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at any time.

VICTORY TAXABLE FIXED INCOME FUNDS

The Victory Fund for Income

The first half of 1998 was, in retrospect, relatively calm. Market yields moved grudgingly lower. The tug of war between deflationary Asian weakness and the potentially inflationary domestic strength ultimately bolstered market prices. Despite strong refinancing activity and a robust housing market, mortgages remained a better investment alternative when compared to Treasuries.

It was a different story in the third quarter. In August, a confluence of events: accelerating global economic weakness, questionable political leadership (Russian, Japanese, etc.), and vanishing liquidity in the capital markets, served to burst the market bubble. On average, treasury yields fell 30 basis points (bps) during the first half of 1998. They fell an additional 100 bps in the second half of the third quarter alone. This flight to quality was global in nature but very limited in scope. Investor demand revolved around the most recently issued U.S. treasuries. Affiliated debt markets, on the whole, did not participate. Mortgage rates had fallen by only 30 to 40 bps by the end of the quarter. Certain corporate and asset-backed issues, including some held by the fund, actually saw their yields rise.

The 6.60% one year return of the Victory Fund for Income lagged the Lehman Brothers Mortgage-Backed Index (7.30%) on a gross basis, but was very much in line with the mortgage fund universe* for the period ended October 31, 1998. Throughout the year, while maintaining an income focus, the fund benefited from a growing emphasis on newer, par priced mortgage pools. As the global economic environment worsened, newly issued mortgages became one of the few sources of both liquidity and spread. As the market rallied, the strong price performance of the new pools mitigated the effect of the more sluggishly performing income-oriented securities. The Victory Fund for Income typically holds more income-oriented securities than the Lehman Brothers Mortgage-Backed Index, and therefore, tends to lag in a bond rally, as was evident in the past year. The benefits of the relatively defensive strategy are most notable in bear markets.

As stated earlier, liquidity has been an important focus of the fund this year. As a result, as much as 20% of the fund has featured securities that are readily available and well understood by a broad range of investors (e.g., newly issued non-premium mortgage securities). Emphasis on security selection has been rewarded as a result.

Currently, there are many opportunities in the mortgage market. The typical security has a 200 bps yield advantage to Treasuries. As the new year unfolds, the fund will look to take advantage of some compelling values in the high quality, high yielding mortgage market.

Victory Fund for Income
vs. Lehman Mortgage
(Dollars in thousands)

5/31/87    9801    10000    10000
6/30/87    9960    10161    10180
7/31/87   10006    10208    10219
8/31/87   10044    10248    10173
9/30/87    9789     9987     9968
10/31/87   9955    10157    10269
11/30/87  10152    10357    10394
12/31/87  10230    10437    10531
1/31/88   10547    10760    10925
2/29/88   10687    10903    11064
3/31/88   10741    10959    10981
4/30/88   10683    10900    10933
5/31/88   10611    10826    10855
6/30/88   10853    11073    11164
7/31/88   10851    11071    11119
8/31/88   10849    11069    11144
9/30/88   11083    11307    11421
10/31/88  11317    11546    11671
11/30/88  11222    11450    11502
12/31/88  11198    11425    11442
1/31/89   11346    11576    11640
2/28/89   11262    11490    11567
3/31/89   11283    11512    11584
4/30/89   11494    11727    11818
5/31/89   11815    12054    12184
6/30/89   12151    12397    12484
7/31/89   12367    12617    12766
8/31/89   12242    12490    12600
9/30/89   12326    12575    12690
10/31/89  12595    12850    12979
11/30/89  12741    12999    13119
12/31/89  12812    13072    13197
1/31/90   12681    12938    13104
2/28/90   12806    13066    13182
3/31/90   12840    13100    13215
4/30/90   12694    12951    13096
5/31/90   13083    13348    13502
6/30/90   13290    13559    13715
7/31/90   13484    13757    13954
8/31/90   13371    13641    13806
9/30/90   13514    13788    13919
10/31/90  13701    13978    14076
11/30/90  13955    14237    14372
12/31/90  14169    14456    14613
1/31/91   14298    14588    14835
2/28/91   14399    14691    14960
3/31/91   14473    14766    15062
4/30/91   14591    14886    15200
5/31/91   14707    15005    15334
6/30/91   14767    15066    15348
7/31/91   14972    15275    15607
8/31/91   15280    15589    15891
9/30/91   15547    15862    16188
10/31/91  15677    15994    16457
11/30/91  15884    16205    16576
12/31/91  16335    16666    16909
1/31/92   16062    16388    16713
2/29/92   16138    16465    16871
3/31/92   16080    16406    16764
4/30/92   16124    16450    16928
5/31/92   16429    16762    17232
6/30/92   16691    17029    17436
7/31/92   16998    17342    17589
8/31/92   17118    17464    17818
9/30/92   17287    17637    17957
10/31/92  17029    17374    17799
11/30/92  17037    17383    17854
12/31/92  17217    17565    18084
1/31/93   17419    17772    18321
2/28/93   17551    17906    18506
3/31/93   17576    17932    18619
4/30/93   17534    17889    18716
5/31/93   17558    17914    18823
6/30/93   17829    18190    18966
7/31/93   17775    18135    19042
8/31/93   17913    18276    19131
9/30/93   17918    18281    19148
10/31/93  17930    18294    19204
11/30/93  17890    18253    19165
12/31/93  17927    18290    19321
1/31/94   18072    18438    19512
2/28/94   17950    18314    19375
3/31/94   17883    18245    18872
4/30/94   17748    18108    18732
5/31/94   17783    18143    18807
6/30/94   17763    18123    18766
7/31/94   17903    18266    19141
8/31/94   17933    18296    19202
9/30/94   17795    18156    18929
10/31/94  17732    18091    18918
11/30/94  17630    17988    18859
12/31/94  17716    18075    19010
1/31/95   17981    18345    19417
2/28/95   18336    18707    19912
3/31/95   18550    18926    20006
4/30/95   18743    19122    20290
5/31/95   19422    19815    20929
6/30/95   19520    19915    21048
7/31/95   19512    19907    21084
8/31/95   19584    19981    21303
9/30/95   19780    20181    21491
10/31/95  19992    20397    21682
11/30/95  20206    20615    21929
12/31/95  20392    20805    22203
1/31/96   20577    20994    22370
2/29/96   20389    20802    22184
3/31/96   20388    20801    22104
4/30/96   20382    20795    22043
5/31/96   20372    20784    21979
6/30/96   20505    20921    22282
7/31/96   20614    21031    22364
8/31/96   20678    21097    22364
9/30/96   20901    21324    22738
10/31/96  21262    21693    23184
11/30/96  21495    21931    23515
12/31/96  21431    21865    23393
1/31/97   21559    21996    23566
2/28/97   21646    22085    23644
3/31/97   21544    21981    23421
4/30/97   21802    22244    23794
5/31/97   21954    22399    24027
6/30/97   22131    22580    24308
7/31/97   22477    22933    24765
8/31/97   22429    22884    24706
9/30/97   22677    23137    25019
10/31/97  22873    23336    25297
11/30/97  22913    23377    25381
12/31/97  23057    23524    25612
1/31/98   23322    23794    25865
2/28/98   23298    23770    25919
3/31/98   23391    23865    26028
4/30/98   23472    23948    26177
5/31/98   23614    24093    26349
6/30/98   23780    24262    26476
7/31/98   23848    24332    26611
8/31/98   24211    24701    26853
9/30/98   24505    25002    27178
10/31/98  24381    24875    27143

Graph reflects investment growth from end of month of fund commencement.

The Lehman Brothers Mortgage-Backed Securities Index (Lehman Mortgage) is a broad-based unmanaged index that represents the general performance of fixed rate mortgage bonds.

Total Return
As of 10/31/98

                               Maximum
                 Net Asset     Offering
                 Value         Price
One Year         6.60%         4.47%
Three Years      6.84%         6.13%
Five Years       6.34%         5.91%
Ten Years        7.98%         7.76%
Average Annual
Since Inception
5/8/87           8.19%         8.00%

Asset Type

U.S. Gov't Mortgage Backed   46.4%
Asset Backed Securities      35.9%
Other Assets                  7.1%
Commercial Paper              6.0%
U.S. Gov't Agencies           2.5%
U.S. Treasury Obligations     2.1%

The performance data quoted represent past performance and therefore are not indicative of future results. Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 2.00% sales charge. Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at any time.

*Lipper US Mortgage Funds Index, which is a non-weighted index of the 30 largest funds within the Lipper US Mortgage Funds category.

VICTORY TAXABLE FIXED INCOME FUNDS

The Victory Government Mortgage Fund

The 7.23% one year return of the Victory Government Mortgage Fund was very much in line with that of the Lehman Brothers Mortgage-Backed Index (7.30%) on a gross basis, but was ahead of the mortgage fund universe* for the period ended October 31, 1998. Throughout the year, the fund benefited from a growing emphasis on newer, par priced mortgage pools. As the global economic environment worsened, newly issued mortgages became one of the few sources of both liquidity and spread. As the market rallied, the strong price performance of the new pools more than offset the sluggish income-oriented premium securities held by the fund.

The first half of 1998 was, in retrospect, relatively calm. Market yields moved grudgingly lower. The tug of war between deflationary Asian weakness and the potentially inflationary domestic strength ultimately bolstered market prices. Despite strong refinancing activity and a robust housing market, mortgages remained a better investment alternative when compared to treasuries.

It was a different story in the third quarter. In August, a confluence of events: accelerating global economic weakness, questionable political leadership (Russian, Japanese, etc.), and vanishing liquidity in the capital markets, served to burst the market bubble. On average, treasury yields fell 30 basis points (bps) during the first half of 1998. They fell an additional 100 bps in the second half of the third quarter alone. This flight to quality was global in nature but very limited in scope. Investor demand revolved around the most recently issued U.S. Treasuries. Affiliated debt markets, on the whole, did not participate. Mortgage rates had fallen by only 30 to 40 bps by the end of the September. Certain corporate issues actually saw their yields rise.

As stated earlier, relatively high liquidity has been a major focus of the fund. As a result, the fund has featured securities that are readily available and well understood by a broad range of investors (e.g., newly issued non-premium mortgage securities). The Fund's emphasis on security selection has been rewarded as a result.

Currently, there are many opportunities in the mortgage market. The typical security has a 2.00% yield advantage to treasuries. As the new year unfolds, the fund will cautiously look to take advantage of some compelling values.

Total Return
As of 10/31/98
                                Maximum
                  Net Asset     Offering
                  Value         Price
One Year          7.23%         1.04%
Three Years       6.99%         4.91%
Five Years        6.17%         4.92%
Average Annual
Since Inception
5/18/90           8.19%         7.43%

Asset Type

U.S. Gov't Mortgage Backed  60.6%
Other Assets                15.9%
Discount Notes              13.6%
Asset Backed Securities      6.0%
U.S. Gov't Agencies          3.9%

Victory Government Mortgage
vs. Lehman Mortgage
(Dollars in thousands)

5/31/90    9421    10000    10000
6/30/90    9537    10123    10158
7/31/90    9681    10276    10335
8/31/90    9632    10224    10225
9/30/90    9710    10306    10309
10/31/90   9839    10443    10426
11/30/90  10027    10643    10644
12/31/90  10154    10778    10823
1/31/91   10251    10881    10988
2/28/91   10322    10956    11080
3/31/91   10361    10998    11155
4/30/91   10460    11103    11258
5/31/91   10527    11174    11357
6/30/91   10509    11155    11367
7/31/91   10623    11276    11559
8/31/91   10871    11539    11770
9/30/91   11069    11749    11990
10/31/91  11194    11882    12189
11/30/91  11357    12055    12277
12/31/91  11682    12400    12524
1/31/92   11505    12212    12378
2/29/92   11512    12220    12496
3/31/92   11436    12139    12416
4/30/92   11544    12253    12538
5/31/92   11747    12469    12763
6/30/92   11939    12672    12914
7/31/92   12203    12953    13027
8/31/92   12342    13100    13197
9/30/92   12564    13336    13300
10/31/92  12351    13110    13183
11/30/92  12243    12995    13224
12/31/92  12412    13175    13394
1/31/93   12682    13461    13570
2/28/93   12910    13703    13707
3/31/93   12946    13741    13790
4/30/93   13063    13866    13862
5/31/93   13016    13816    13941
6/30/93   13186    13996    14047
7/31/93   13200    14011    14103
8/31/93   13394    14217    14169
9/30/93   13444    14271    14182
10/31/93  13469    14296    14223
11/30/93  13398    14221    14195
12/31/93  13427    14252    14310
1/31/94   13531    14362    14452
2/28/94   13414    14238    14350
3/31/94   13108    13914    13977
4/30/94   12997    13795    13874
5/31/94   13057    13859    13929
6/30/94   13023    13823    13899
7/31/94   13255    14069    14177
8/31/94   13271    14086    14222
9/30/94   13091    13895    14020
10/31/94  13063    13866    14012
11/30/94  13044    13846    13968
12/31/94  13151    13959    14080
1/31/95   13397    14220    14381
2/28/95   13713    14556    14748
3/31/95   13752    14597    14817
4/30/95   13931    14787    15028
5/31/95   14343    15224    15501
6/30/95   14431    15317    15589
7/31/95   14442    15330    15616
8/31/95   14576    15472    15778
9/30/95   14698    15601    15917
10/31/95  14833    15745    16059
11/30/95  14980    15900    16242
12/31/95  15153    16084    16445
1/31/96   15247    16184    16568
2/29/96   15089    16016    16431
3/31/96   15029    15952    16372
4/30/96   14980    15900    16326
5/31/96   14956    15875    16278
6/30/96   15088    16015    16503
7/31/96   15150    16080    16564
8/31/96   15149    16080    16564
9/30/96   15373    16318    16841
10/31/96  15655    16617    17171
11/30/96  15870    16845    17416
12/31/96  15787    16757    17326
1/31/97   15897    16874    17454
2/28/97   15914    16892    17512
3/31/97   15776    16746    17347
4/30/97   16015    16999    17623
5/31/97   16153    17145    17796
6/30/97   16340    17344    18004
7/31/97   16652    17675    18342
8/31/97   16594    17614    18298
9/30/97   16782    17814    18531
10/31/97  16942    17983    18736
11/30/97  17012    18057    18798
12/31/97  17170    18225    18969
1/31/98   17357    18424    19157
2/28/98   17366    18433    19197
3/31/98   17438    18509    19278
4/30/98   17542    18620    19388
5/31/98   17659    18744    19516
6/30/98   17740    18830    19609
7/31/98   17795    18888    19709
8/31/98   18013    19119    19889
9/30/98   18229    19349    20129
10/31/98  18168    19284    20103

Graph reflects investment growth from end of month of fund commencement.

The Lehman Brothers Mortgage-Backed Securities Index (Lehman Mortgage) is a broad-based unmanaged index that represents the general performance of fixed rate mortgage bonds.

The performance data quoted represent past performance and therefore are not indicative of future results. Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge. Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date.
In such instances and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at any time.

*Lipper US Mortgage Funds Index, which is a non-weighted index of the 30 largest funds within the Lipper US Mortgage Funds category.

VICTORY TAXABLE FIXED INCOME FUNDS

The Victory Investment Quality Bond Fund

A series of headline events dominated the bond market throughout the year. The fiscal year began under the cloud of the Asian financial crisis. Russia collapsed financially in late August. The Japanese bank problem remained unresolved as the dollar gained sizably against the yen. Domestically, Congress prepared for the possibility of impeachment proceedings and leveraged hedge funds, starting with Long Term Capital, began to unravel.

During the stormy fiscal year the Fund's gross performance was in line with its benchmark the Lehman Aggregate Index. Bond portfolio returns varied greatly, with higher quality funds outperforming lower quality funds. Even quality corporate bonds had their worst comparison to Treasuries since 1981 as nervous investors fled to the security of Governments. In hindsight, underweighting in lower quality corporate securities would have helped the fund. Overall, under the stormy conditions that existed, the Fund weathered the year well.

The fund benefited from it's high overall quality with the majority of the portfolio in Treasury, Government Agency or AAA rated securities. Shifts in the corporate sector weighting helped enhance return during the spring rally and reduce the drag during the liquidity and supply issues which erupted in late summer bond market.

Our Government mortgage holdings were adjusted quickly as that sector faced the largest refinancing period since 1993. This led to higher turnover and an effective use of the portfolio's structure.

At this time, the market offers attractive pricing in corporate, mortgage, and asset backed bonds. Recent Federal Reserve rate decreases and equity market gains may provide the support necessary for improvements in several of the bond sectors.

Victory Investment Quality Bond Fund
vs. Lehman Aggregate
(Dollars in thousands)

12/31/93   9421    10000    10000
1/31/94    9528    10114    10135
2/28/94    9390     9967     9959
3/31/94    9184     9749     9713
4/30/94    9111     9671     9635
5/31/94    9101     9660     9634
6/30/94    9076     9633     9613
7/31/94    9234     9801     9804
8/31/94    9229     9796     9816
9/30/94    9108     9668     9672
10/31/94   9088     9646     9663
11/30/94   9093     9652     9642
12/31/94   9175     9739     9708
1/31/95    9327     9900     9900
2/28/95    9528    10113    10136
3/31/95    9568    10156    10198
4/30/95    9700    10295    10341
5/31/95   10075    10693    10741
6/30/95   10128    10750    10819
7/31/95   10087    10706    10795
8/31/95   10203    10830    10926
9/30/95   10290    10922    11032
10/31/95  10417    11057    11175
11/30/95  10565    11214    11343
12/31/95  10705    11362    11502
1/31/96   10748    11408    11578
2/29/96   10573    11222    11376
3/31/96   10492    11137    11297
4/30/96   10421    11062    11233
5/31/96   10379    11016    11211
6/30/96   10493    11137    11361
7/31/96   10515    11161    11392
8/31/96   10479    11123    11372
9/30/96   10662    11317    11570
10/31/96  10901    11571    11827
11/30/96  11091    11773    12029
12/31/96  10968    11642    11918
1/31/97   11007    11683    11955
2/28/97   11019    11695    11984
3/31/97   10886    11555    11851
4/30/97   11033    11711    12029
5/31/97   11125    11808    12143
6/30/97   11251    11942    12288
7/31/97   11557    12267    12620
8/31/97   11440    12142    12512
9/30/97   11595    12307    12698
10/31/97  11737    12458    12882
11/30/97  11774    12498    12941
12/31/97  11895    12625    13072
1/31/98   12052    12792    13239
2/28/98   12024    12763    13228
3/31/98   12062    12803    13273
4/30/98   12122    12866    13342
5/31/98   12241    12993    13469
6/30/98   12342    13100    13584
7/31/98   12350    13109    13612
8/31/98   12559    13330    13834
9/30/98   12816    13603    14158
10/31/98  12683    13462    14083

Graph reflects investment growth from end of month of fund commencement.

The Lehman Brothers Aggregate Bond Index (Lehman Aggregate) is a broad-based unmanaged index that represents the general performance of longer-term (greater than 1 year), investment-grade fixed-income securities.

Total Return
As of 10/31/98
                              Maximum
                Net Asset     Offering
                Value         Price
One Year        8.06%         1.81%
Three Years     6.78%         4.68%
Average Annual
Since Inception
12/10/93        6.18%         4.90%

Asset Type

Corporate Bonds             24.6%
U.S. Treasury Obligations   20.3%
Asset Backed Securities     10.6%
U.S. Gov't Mortgage Backed  32.5%
Commercial Paper             9.6%
Other Assets                 2.4%

The performance data quoted represent past performance and therefore are not indicative of future results. Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge. Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at any time.

Introduction to Municipal Fixed Income Funds


                 TAX-EXEMPT SECURITIES UNIVERSE
                 2000+ issues reviewed per year;
                500 new issues reviewed per year

                ISSUE AND ISSUER CREDIT QUALITY

                 DURATION AND MATURITY SCREEN

INTERMEDIATE-TERM POOL               LONG-TERM POOL

                        RELATIVE VALUE
          Scarcity/Liquidity; Geographic/Economic Trends;
      Positive Curve Convexity; New Issues; Sector Analysis

                        CAPITAL GAINS

INTERMEDIATE-TERM FUNDS              LONG-TERM FUND

The Victory New York                 The Victory National Municipal
Tax-Free Fund                        Bond Fund

The Victory Ohio Municipal
Bond Fund


THE INVESTMENT PROCESS

The Victory Funds offer a series of Municipal investment strategies that can help you manage your investments. The investment advisor's fixed income specialists maintain a close watch on the credit ratings of the issuers of holdings in the Victory Funds. In addition, our portfolio management team continuously assesses new municipal issues from across the nation for special values and incremental returns.

The portfolio managers of the Victory Funds utilize a three-dimensional approach to managing municipal portfolios.

1. Superior Research.
   Credit analysis of municipal securities and issuers is an on-going process. Portfolio managers and credit analysts review over 2,000 existing issues annually in addition to up to 500 new issues each year. Analysts review important factors such as the structure of the offering and the financial status of the issuing entity, as well as any underlying credit enhancements, including insurance and letters of credit.

2. No large "Duration Bets" are taken.
   Portfolios are carefully managed to keep their duration consistent with their appropriate benchmark.

3. Relative Value.
   The portfolio manager seeks to identify inefficiencies in the marketplace thatmay result in an increase in the relative value of the securities both in the portfolio and available in the market place. Differences in relative value of municipal securities are created by factors such as geographic and economic trends, regulatory changes, forces of supply and demand and investor sentiment.

   The portfolio management team for the Victory Municipal Funds seeks to keep the municipal portfolios fully invested while focusing on maintaining superior credit quality and adequate liquidity.

VICTORY MUNICIPAL FIXED INCOME FUNDS

The Victory National Municipal Bond Fund
The Victory New York Tax-Free Fund
The Victory Ohio Municipal Bond Fund

The municipal bond market is near record pace for volume of new issues brought to market. Supply has not been at these levels since 1993. On the backdrop of heavy supply is a very tight quality spread, with very little reward given for lower quality offerings.

In this climate the National Municipal Bond Fund was listed in the top quartile of performance versus its Lipper peer group of approximately 145 funds with total return of 8.15%* for the year ended 10/31/98. The relative value style of management was a key to this years performance. By maintaining a high quality portfolio the Fund is well positioned to take advantage of the current falling rate environment.

The Ohio Municipal Bond Fund had another excellent year, placing in the top ten percent in its Lipper peer group of Ohio Municipal Debt Funds. The commitment to maintaining its high quality bonds along with a mix of zero coupon bonds, which perform well in market rallies, should allow the fund to continue to perform well.

The New York Tax-Free Bond Fund continues to be managed for income and as such slightly underperformed its Lehman ten year municipal index. Higher coupon securities that matured were replaced by offerings at significantly lower rates during the second and third quarters. By continuing to maintain the overall high credit quality with an emphasis on AAA rated and insured bonds, the Fund is well positioned to take advantage of the Federal Reserve Board actions in reducing key interest rate levels.

The Victory National Municipal Bond Fund

Victory National Municipal Bond Fund
vs. Lehman 7-Yr & 10-Yr Muni
(Dollars in thousands)

2/28/94    9425    10000    10000     10000
3/31/94    9222     9785     9733      9618
4/30/94    9299     9866     9805.02   9724
5/31/94    9352     9923     9854.05   9802
6/30/94    9324     9893     9836.31   9759
7/31/94    9449    10026     9975      9923
8/31/94    9494    10073    10026.87   9962
9/30/94    9301     9869     9931.61   9828
10/31/94   9127     9684     9831.3    9684
11/30/94   8926     9471     9687.76   9501
12/31/94   9090     9644     9835.01   9672
1/31/95    9362     9933    10018.92   9923
2/28/95    9562    10146    10244.35  10203
3/31/95    9677    10268    10350.89  10341
4/30/95    9690    10281    10377.8   10354
5/31/95    9954    10562    10653.85  10682
6/30/95    9942    10549    10644.26  10616
7/31/95   10083    10698    10779.44  10772
8/31/95   10207    10830    10906.64  10918
9/30/95   10261    10887    10948.09  10988
10/31/95  10406    11041    11043.34  11114
11/30/95  10531    11173    11164.82  11263
12/31/95  10697    11350    11223.99  11332
1/31/96   10797    11456    11332.86  11446
2/29/96   10816    11476    11294.33  11400
3/31/96   10655    11306    11184.77  11258
4/30/96   10632    11281    11164.64  11219
5/31/96   10643    11293    11147.89  11187
6/30/96   10704    11357    11233.73  11294
7/31/96   10816    11476    11326.97  11402
8/31/96   10803    11463    11332.63  11402
9/30/96   10892    11557    11434.62  11520
10/31/96  11013    11685    11558.11  11665
11/30/96  11198    11882    11751.13  11900
12/31/96  11174    11856    11715.88  11847
1/31/97   11180    11863    11758.06  11893
2/28/97   11281    11969    11854.48  12005
3/31/97   11149    11829    11701.56  11844
4/30/97   11229    11914    11762.41  11932
5/31/97   11394    12089    11910.62  12101
6/30/97   11517    12220    12024.96  12234
7/31/97   11833    12555    12303.94  12578
8/31/97   11706    12420    12216.58  12456
9/30/97   11846    12569    12346.08  12614
10/31/97  11905    12631    12418.92  12681
11/30/97  11963    12694    12462.39  12739
12/31/97  12151    12893    12615.68  12940
1/31/98   12248    12996    12748.14  13084
2/28/98   12278    13028    12759.61  13083
3/31/98   12278    13028    12759.61  13074
4/30/98   12183    12927    12685.6   13002
5/31/98   12410    13168    12872.08  13223
6/30/98   12461    13221    12908.12  13272
7/31/98   12491    13253    12950.72  13293
8/31/98   12708    13484    13147.57  13524
9/30/98   12855    13640    13317.17  13726
10/31/98  12875    13661    13337.15  13731

Graph reflects investment growth from end of month of fund commencement.

The Lehman Brothers 7-year Muni Bond Fund Index is an unmanaged index comprised of investment grade muni bonds with maturities of 6-8 years, weighted according to the total market value of each bond in the Index.

The Lehman Brothers 10-year Municipal Bond Index (Lehman 10 Yr Muni) is a broad-based unmanaged index that represents the general performance of investment-grade municipal bonds with maturities of 8-12 years.

Total Return
As of 10/31/98

                NATIONAL MUNI Class A           NATIONAL MUNI Class B
                             Maximum                         Contingent
                Net Asset    Offering           Net Asset    Deferred
                Value        Price              Value        Charges
One Year        8.15%        1.95%              6.88%        2.88%
Three Years     7.35%        5.27%              6.15%        5.25%
Average Annual
Since Inception
2/3/94          6.46%        5.14%              5.52%        5.18%

Maturity Schedule

Less Than One Year         16.1%
1-5 Years                  11.5%
6-10 Years                 69.0%
11-20 Years                 3.4%

The performance data quoted represent past performance and are not indicative of future results. Total returns are historical and include the change in share price and reinvestment of dividends and capital gain distributions. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

The performance figures provided for Class B shares includes the performance of Class A shares of the Fund prior to the date that the Class B shares commenced operations. Class B share performance is adjusted to reflect the applicable contingent deferred sales charge payable by shareholders that redeem Class B shares at the end of the time periods shown. In addition, Class B shares are subject to an annual Rule 12b-1 fee of 0.75% of the average daily net assets of Class B shares, and other class-specific expenses. These Class B expenses are reflected in the performance data, but only for the period since the Class B shares commenced operations. (Prior performance of Class A shares has not been adjusted to reflect these expenses.)

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception. In such instances and without such fee waivers, the total returns would have been lower.

Certain investors may be subject to Federal alternative minimum tax rates. Fee waivers are voluntary and may be modified or terminated at anytime.

*Reflects total return for Class A shares at Net Asset Value, without showing the effect of the 5.75% maximum sales charge.

The Victory New York Tax-Free Fund

Victory New York Tax-Free Fund
vs. Lehman 10-Yr Muni
(Dollars in thousands)

2/28/91    9526    10000    10000
3/31/91    9608    10086     9995
4/30/91    9763    10248    10133
5/31/91    9876    10367    10209
6/30/91    9796    10283    10197
7/31/91    9957    10452    10304
8/31/91   10100    10602    10443
9/30/91   10235    10744    10604
10/31/91  10315    10827    10690
11/30/91  10275    10786    10707
12/31/91  10564    11089    10935
1/31/92   10491    11012    10958
2/29/92   10557    11081    10941
3/31/92   10586    11112    10925
4/30/92   10699    11231    11029
5/31/92   10805    11342    11158
6/30/92   10945    11489    11351
7/31/92   11418    11985    11723
8/31/92   11210    11767    11585
9/30/92   11202    11759    11681
10/31/92  11054    11603    11562
11/30/92  11320    11883    11773
12/31/92  11437    12005    11910
1/31/93   11555    12129    12111
2/28/93   11957    12551    12554
3/31/93   11858    12448    12371
4/30/93   11975    12570    12489
5/31/93   12075    12675    12532
6/30/93   12219    12827    12779
7/31/93   12292    12903    12811
8/31/93   12532    13154    13076
9/30/93   12659    13288    13237
10/31/93  12732    13365    13258
11/30/93  12608    13234    13150
12/31/93  12848    13487    13430
1/31/94   12980    13625    13595
2/28/94   12745    13378    13222
3/31/94   12380    12996    12717
4/30/94   12355    12969    12857
5/31/94   12431    13049    12960
6/30/94   12397    13014    12904
7/31/94   12550    13174    13121
8/31/94   12559    13183    13172
9/30/94   12436    13054    12994
10/31/94  12295    12906    12805
11/30/94  12072    12672    12563
12/31/94  12259    12869    12789
1/31/95   12512    13133    13120
2/28/95   12788    13423    13491
3/31/95   12896    13537    13674
4/30/95   12930    13572    13690
5/31/95   13202    13859    14124
6/30/95   13216    13873    14036
7/31/95   13304    13965    14243
8/31/95   13380    14045    14436
9/30/95   13473    14143    14529
10/31/95  13625    14302    14696
11/30/95  13778    14463    14893
12/31/95  13892    14582    14984
1/31/96   13963    14657    15135
2/29/96   13937    14630    15073
3/31/96   13749    14433    14886
4/30/96   13732    14414    14834
5/31/96   13744    14427    14792
6/30/96   13832    14520    14933
7/31/96   13973    14668    15076
8/31/96   14027    14724    15076
9/30/96   14140    14843    15231
10/31/96  14242    14950    15423
11/30/96  14400    15115    15735
12/31/96  14379    15093    15664
1/31/97   14386    15101    15725
2/28/97   14494    15215    15873
3/31/97   14368    15082    15660
4/30/97   14462    15181    15776
5/31/97   14591    15317    16000
6/30/97   14704    15435    16176
7/31/97   14985    15730    16631
8/31/97   14890    15630    16470
9/30/97   15005    15751    16679
10/31/97  15065    15813    16767
11/30/97  15121    15872    16844
12/31/97  15248    16006    17110
1/31/98   15331    16093    17300
2/28/98   15332    16094    17299
3/31/98   15364    16128    17286
4/30/98   15296    16056    17191
5/31/98   15505    16276    17484
6/30/98   15576    16351    17548
7/31/98   15614    16390    17576
8/31/98   15862    16651    17882
9/30/98   16037    16835    18149
10/31/98  15986    16780    18156

Graph reflects investment growth from end of month of fund commencement.

The Lehman Brothers 10-year Municipal Bond Index (Lehman 10 Yr Muni) is a broad-based unmanaged index that represents the general performance of investment-grade municipal bonds with maturities of 8-12 years.

Total Return
As of 10/31/98
                 NY TAX-FREE Class A        NY TAX-FREE Class B
                             Maximum                    Contingent
                 Net Asset   Offering       Net Asset   Deferred
                 Value       Price          Value       Charges
One Year         6.12%       0.04%          4.96%        .96%
Three Years      5.47%       3.42%          4.51%       3.59%
Five Years       4.65%       3.42%          3.90%       3.74%
Average Annual
Since Inception
2/11/91          6.80%       5.99%          6.30%       6.30%

Maturity Schedule

Less Than One Year         7.2%
1-5 Years                 41.3%
6-10 Years                36.6%
11-20 Years                1.4%
Over 20 Years             13.5%

The Victory Ohio Municipal Bond Fund

Victory Ohio Municipal Bond Fund
vs. Lehman 10-Yr Muni
(Dollars in thousands)

5/31/90    9427    10000    10000
6/30/90    9506    10085    10094
7/31/90    9604    10188    10234
8/31/90    9532    10112    10087
9/30/90    9542    10122    10089
10/31/90   9706    10296    10311
11/30/90   9851    10450    10521
12/31/90   9880    10481    10547
1/31/91   10023    10633    10721
2/28/91   10121    10737    10813
3/31/91   10092    10706    10807
4/30/91   10219    10840    10956
5/31/91   10293    10919    11039
6/30/91   10272    10897    11025
7/31/91   10361    10991    11141
8/31/91   10481    11119    11292
9/30/91   10603    11248    11465
10/31/91  10663    11312    11558
11/30/91  10691    11341    11577
12/31/91  10943    11608    11823
1/31/92   10981    11648    11848
2/29/92   10976    11644    11830
3/31/92   10953    11619    11813
4/30/92   11035    11706    11925
5/31/92   11157    11836    12064
6/30/92   11299    11986    12273
7/31/92   11629    12336    12676
8/31/92   11492    12191    12526
9/30/92   11555    12258    12630
10/31/92  11447    12143    12501
11/30/92  11664    12373    12730
12/31/92  11792    12510    12878
1/31/93   11936    12662    13095
2/28/93   12365    13117    13575
3/31/93   12173    12913    13376
4/30/93   12343    13094    13504
5/31/93   12411    13166    13551
6/30/93   12651    13420    13818
7/31/93   12631    13400    13852
8/31/93   12893    13677    14139
9/30/93   13121    13919    14313
10/31/93  13135    13933    14336
11/30/93  12985    13774    14218
12/31/93  13282    14090    14521
1/31/94   13464    14283    14700
2/28/94   13071    13866    14297
3/31/94   12609    13376    13751
4/30/94   12677    13448    13902
5/31/94   12845    13626    14013
6/30/94   12754    13530    13953
7/31/94   12948    13735    14187
8/31/94   12989    13779    14243
9/30/94   12792    13570    14051
10/31/94  12597    13363    13845
11/30/94  12409    13164    13584
12/31/94  12691    13463    13828
1/31/95   13059    13854    14186
2/28/95   13440    14257    14588
3/31/95   13540    14363    14785
4/30/95   13562    14387    14803
5/31/95   14004    14856    15272
6/30/95   13874    14718    15177
7/31/95   13980    14830    15400
8/31/95   14175    15037    15610
9/30/95   14257    15124    15710
10/31/95  14490    15371    15890
11/30/95  14712    15607    16103
12/31/95  14942    15851    16201
1/31/96   15018    15932    16365
2/29/96   14945    15854    16298
3/31/96   14700    15594    16096
4/30/96   14663    15555    16039
5/31/96   14670    15563    15995
6/30/96   14803    15704    16146
7/31/96   14973    15883    16301
8/31/96   14977    15888    16301
9/30/96   15179    16102    16469
10/31/96  15340    16273    16677
11/30/96  15610    16559    17014
12/31/96  15588    16536    16937
1/31/97   15540    16485    17003
2/28/97   15671    16624    17163
3/31/97   15443    16383    16933
4/30/97   15551    16497    17058
5/31/97   15776    16735    17301
6/30/97   15923    16891    17491
7/31/97   16363    17358    17982
8/31/97   16167    17150    17808
9/30/97   16375    17370    18034
10/31/97  16470    17472    18130
11/30/97  16553    17559    18213
12/31/97  16815    17838    18501
1/31/98   16986    18019    18706
2/28/98   16964    17996    18704
3/31/98   16974    18006    18691
4/30/98   16863    17889    18589
5/31/98   17200    18246    18905
6/30/98   17272    18322    18974
7/31/98   17291    18343    19005
8/31/98   17604    18674    19336
9/30/98   17858    18944    19624
10/31/98  17807    18901    19631

Graph reflects investment growth from end of month of fund commencement.

The Lehman Brothers 10-Year Municipal Bond (Lehman 10-Yr Muni) Index is a broad-based unmanaged index that represents the general performance of investment-grade municipal bonds with maturities of 8 to 12 years.

Total Return
As of 10/31/98
                               Maximum
                 Net Asset     Offering
                 Value         Price
One Year         8.18%         1.92%
Three Years      7.13%         5.04%
Five Years       6.29%         5.04%
Average Annual
Since Inception
5/18/90          7.85%         7.10%

Maturity Schedule

Less Than One Year     4.5%
1-5 Years             12.8%
6-10 Years            68.9%
11-20 Years           11.7%
Over 20 Years          2.1%

The performance data quoted represent past performance and are not indicative of future results. Total returns are historical and include the change in share price and reinvestment of dividends and capital gain distributions. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

The performance figures provided for Class B shares includes the performance of Class A shares of the Fund prior to the date that the Class B shares commenced operations. Class B share performance is adjusted to reflect the applicable contingent deferred sales charge payable by shareholders that redeem Class B shares at the end of the time periods shown. In addition, Class B shares are subject to an annual Rule 12b-1 fee of 0.75% of the average daily net assets of Class B shares, and other class-specific expenses. These Class B expenses are reflected in the performance data, but only for the period since the Class B shares commenced operations. (Prior performance of Class A shares has not been adjusted to reflect these expenses.)

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception. In such instances and without such fee waivers, the total returns would have been lower.

Certain investors may be subject to Federal alternative minimum tax rates. Fee waivers are voluntary and may be modified or terminated at anytime.

Introduction to Specialty Funds

THE INVESTMENT PROCESS

Specialty funds either represent an integrated investment approach combining equity and fixed income exposure, or represent an entirely unique investment category. Some of our specialty funds will mix their exposure in equity and fixed income investments in order to achieve a more "balanced" or integrated investment approach. The other specialty funds within our fund family represent a unique investment niche or asset class. Specialty funds will typically fall between equity and fixed income investments in terms of risk and reward potential.


Victory Balanced Fund

The Victory Balanced Fund's objective is to seek to provide both current income and capital appreciation for investors. The challenge of this Fund is to find the right "balance" between common stocks and fixed income securities. A "value" style is adhered to when to identifying stocks which are undervalued in relation to their earnings potential. Relative value is the primary emphasis of the fixed income investment decision process.


Victory Real Estate Fund

The Victory Real Estate Investment Fund employs a "bottom-up" portfolio strategy and seeks to produce competitive total returns by focusing on capital preservation and:

- identifying undervalued securities

- examining dividend and cash flow factors

- evaluating a firm's business acumen

- analyzing superior prospects for high current income and capital appreciation.


Victory Convertible Fund

A three pronged analysis is conducted before including any security in the Convertible Fund.

1. An equity analysis is done on the common stocks to evaluate the underlying company's growth rates, competitive advantage and management teams.

2. A fixed income evaluation is conducted. This helps measure the volatility of the securities under consideration and can also help predict how the securities will react in varying interest rate environments.

3. Those securities that make it through the first two steps must then undergo a convertible analysis to determine if they are undervalued in the current market.

VICTORY SPECIALTY FUNDS

The Victory Balanced Fund

The financial environment of 1998 was volatile. Following financial crises overseas, there was a long anticipated market correction in the second half of the year. In response, the Federal Reserve lowered short-term interest rates and as result, the S&P 500 declined 10% in the fourth quarter.

The Victory Balanced Fund outperformed the Lipper Balanced Fund Index in 1998 by shifting the Fund's emphasis of industry weightings and individual stock selection. Through the fiscal fourth quarter, the Fund continued to increase its bond weighting which had a positive impact on performance.

The US economy appears to be entering a period of slower growth. Corporate profits are under pressure and earnings expectations have been reduced. While we are not expecting a recession, a significant slowdown is underway. Therefore, we have positioned the Fund more defensively in asset allocation and equity positions. We are underweighted in technology and basic industry. However, the Fund maintains an overweighted position relative to the S&P 500 in the utility, energy and financial sectors. We believe these sectors will perform well in a slower growth economy with declining interest rates.

Total Return
As of 10/31/98

                 BALANCED FUND Class A      BALANCED FUND Class B
                               Maximum                    Contingent
                 Net Asset     Offering     Net Asset     Deferred
                 Value         Price        Value         Charges
One Year         14.55%         7.94%       13.27%         9.27%
Three Years      16.60%        14.33%       15.47%        14.71%
Average Annual
Since Inception
12/10/93         13.77%        12.40%       13.09%        12.84%

Victory Balanced Fund
vs. S&P 500 & Lipper Balanced
(Dollars in thousands)

12/31/93   9426    10000    10000    10000
1/31/94    9589    10173    10340    10262
2/28/94    9319     9886    10059    10052
3/31/94    9040     9591     9621     9678
4/30/94    9062     9614     9744     9704
5/31/94    9176     9735     9904     9773
6/30/94    9064     9616     9661     9599
7/31/94    9261     9825     9978     9821
8/31/94    9473    10050    10387    10063
9/30/94    9235     9797    10133     9872
10/31/94   9338     9907    10361     9907
11/30/94   9158     9716     9984     9670
12/31/94   9264     9828    10132     9751
1/31/95    9450    10026    10394     9870
2/28/95    9766    10361    10799    10157
3/31/95    9932    10536    11118    10334
4/30/95   10157    10776    11445    10524
5/31/95   10519    11159    11903    10864
6/30/95   10582    11227    12179    11059
7/31/95   10768    11424    12583    11294
8/31/95   10824    11483    12615    11382
9/30/95   11118    11795    13147    11710
10/31/95  11135    11813    13100    11681
11/30/95  11471    12169    13675    12044
12/31/95  11684    12396    13939    12233
1/31/96   11926    12652    14413    12454
2/29/96   11853    12575    14547    12460
3/31/96   12015    12747    14687    12507
4/30/96   12069    12803    14904    12590
5/31/96   12171    12912    15288    12718
6/30/96   12261    13007    15346    12760
7/31/96   12007    12738    14668    12432
8/31/96   12162    12902    14977    12628
9/30/96   12619    13387    15820    13095
10/31/96  12947    13735    16257    13373
11/30/96  13645    14475    17486    13996
12/31/96  13383    14197    17139    13825
1/31/97   13801    14641    18210    14248
2/28/97   13843    14686    18353    14300
3/31/97   13513    14335    17599    13885
4/30/97   13886    14731    18650    14302
5/31/97   14422    15300    19785    14888
6/30/97   14823    15725    20671    15372
7/31/97   15599    16549    22316    16247
8/31/97   15016    15931    21066    15731
9/30/97   15597    16546    22220    16359
10/31/97  15409    16347    21478    16061
11/30/97  15748    16707    22472    16355
12/31/97  15994    16968    22858    16596
1/31/98   16120    17102    23110    16712
2/28/98   16683    17698    24777    17376
3/31/98   17177    18223    26046    17908
4/30/98   17338    18394    26308    18032
5/31/98   17276    18328    25856    17896
6/30/98   17604    18676    26906    18220
7/31/98   17579    18649    26619    18007
8/31/98   16319    17313    22771    16461
9/30/98   17118    18160    24230    17166
10/31/98  17651    18726    26200    17809

Graph reflects investment growth from end of month of fund commencement.

The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies.

The Lipper Balanced Fund Index is a non-weighted index of the 30 largest funds within the Lipper Balanced Fund (Lipper Balanced) investment category.

Asset Types

Common Stocks              53.5%
Corporate Bonds             9.6%
Commercial Paper            9.0%
U.S. Treasury Obligations   7.4%
Foreign Common Stocks       4.3%
Asset Backed Securities     3.9%
Other Assets               12.3%


The performance data quoted represent past performance and are not indicative of future results. Total returns are historical and include the change in share price and reinvestment of dividends and capital gain distributions. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by shareholders. Class A performance with sales charge shows the effect of the maximum 5.75% sales charge applied at the beginning of the period.

The performance figures provided for Class B shares includes the performance of Class A shares of the Fund prior to the date that the Class B shares commenced operations. Class B share performance is adjusted to reflect the applicable contingent deferred sales charge payable by shareholders that redeem Class B shares at the end of the time periods shown. In addition, Class B shares are subject to an annual Rule 12b-1 fee of 0.75% of the average daily net assets of Class B shares, and other class-specific expenses. These Class B expenses are reflected in the performance data, but only for the period since the Class B shares commenced operations. (Prior performance of Class A shares has not been adjusted to reflect these expenses.)

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at any time. Fund holdings are subject to change at any time.

VICTORY SPECIALTY FUNDS

The Victory Convertible Securities Fund

During the past twelve months, investing in convertible securities could easily be categorized as one of the most trying years in recent history. Initially, one could have concluded that the rapid rise of the major market indices provided a very positive environment for hybrids. While this was generally correct, it was very specifically wrong. Small and mid-cap issues, which dominate the convertible universe, had miserable performance during the past year. The Russell 2000 Index* of stocks declined over 19% for the twelve-month period, ending September. As the equity markets retreated during late summer, convertible investors were given a dose of cruel and unusual punishment. The downside protection that was so evident during prior equity market declines was hardly evident. This phenomenon was caused by a gapping in credit spreads that had not been experienced in the market since the beginning of the decade.

The Fund's conservative positioning served it relatively well for the market's most recent setback. The lack of equity sensitive issues and the Fund's value approach enabled it to surpass the average convertible fund during the market's turmoil. During the past year, the sectors that provided relatively good performance included Utilities, Consumer Cyclicals, and Consumer Staples. The poorest performing positions of the Fund were in the Energy, Technology, and Finance areas.

The structure of the Fund continues to be rather conservative. The conditions of the past quarter were an opportunity to enhance positions of the portfolio, particularly in the Technology area. We continue to believe that the long term attractiveness of convertibles remains intact and as normal conditions return to the market, the Fund will provide investors with a sound risk/reward profile.

Victory Convertible Securities Fund
vs. S&P 500 & Lipper Convertible Securities Fund Index
(Dollars in thousands)

4/14/88   10000     10000     10000.00
4/30/88   10000     10123     10105.15
5/31/88   11890     10183.74  10031.92
6/30/88   10324.48  10664.41  10449.72
7/31/88   10334.51  10639.88  10333.30
8/31/88   10264.21  10262.17  10173.69
9/30/88   10325.81  10700.36  10374.61
10/31/88  10428.15  11010.67  10515.44
11/30/88  10141.61  10834.5   10385.88
12/31/88  10225.02  11027.35  10547.37
1/31/89   10487.74  11833.45  10951.08
2/28/89   10634.87  11538.8   10926.67
3/31/89   10762.71  11807.66  11012.11
4/30/89   11128.24  12420.47  11349.17
5/31/89   11558.73  12923.5   11568.87
6/30/89   11741.69  12849.84  11556.66
7/31/89   12115.25  14010.05  11992.30
8/31/89   12291.16  14284.65  12227.02
9/30/89   12247.18  14226.08  12203.55
10/31/89  12045.12  13896.03  11875.88
11/30/89  11955.32  14179.37  11994.18
12/31/89  12158.71  14519.68  12061.78
1/31/90   11858.21  13544.83  11621.44
2/28/90   11858.21  13720.91  11751.01
3/31/90   11950.67  14084.52  11913.44
4/30/90   11667.48  13733.11  11693.74
5/31/90   12069.4   15071.95  12267.39
6/30/30   12057.58  14970.21  12291.80
7/31/90   12121.66  14922.16  12212.94
8/31/90   11625.67  13573.34  11575.44
9/30/90   11250.65  12912.46  11084.41
10/31/90  10853.02  12857.45  10768.00
11/30/90  11336.2   13688.56  11257.16
12/31/90  11542.55  14070.06  11536.01
1/31/91   11822.83  14683.51  11988.55
2/28/91   12472.58  15733.38  12592.24
3/31/91   12625.46  16114.13  12775.33
4/30/91   13041.11  16152.32  12924.61
5/31/91   13391.81  16849.13  13225.05
6/30/91   13171     16077.44  12901.14
7/31/91   13513.86  16826.65  13209.09
8/31/91   13937     17225.44  13576.19
9/30/91   14254.35  16937.78  13642.85
10/31/91  14428.49  17165.42  13908.55
11/30/91  14320.92  16473.83  13556.47
12/31/91  14741.45  18357.94  14313.21
1/31/92   15100.66  18015.93  14680.31
2/28/92   15252.63  18249.23  14945.08
3/31/92   14990.13  17894.29  14762.93
4/30/92   15172.77  18419.48  14809.88
5/31/92   15425.65  18509.74  15061.50
6/30/92   15341.36  18234.31  14905.64
7/31/92   15827.03  18979.19  15299.03
8/31/92   15841.31  18590.68  15216.41
9/30/92   16084.14  18809.12  15510.28
10/31/92  15954.49  18874.01  15657.68
11/30/92  15925.48  19516.67  16046.38
12/31/92  16405.63  19756.14  16375.93
1/31/93   16765.86  19921.31  16743.97
2/28/93   17141.1   20192.83  16745.85
3/31/93   17575.76  20618.9   17293.21
4/30/93   17804.02  20120.54  17183.36
5/31/93   18154.01  20658.77  17568.30
6/30/93   18336.62  20719.3   17711.95
7/31/93   18660.47  20636.01  17818.98
8/31/93   19231.08  21418.94  18306.26
9/30/93   19308.2   21254.65  18441.46
10/31/93  19636.25  21694.41  18719.37
11/30/93  19495.66  21487.66  18552.25
12/31/93  19700.27  21747.66  18805.75
1/31/94   19910.02  22487.09  19283.64
2/28/94   19668     21876.56  19118.39
3/31/94   19199.44  20922.74  18445.22
4/30/94   18986.84  21190.97  18210.50
5/31/94   18856.01  21538.72  18186.09
6/30/94   18838.84  21010.8   18033.99
7/31/94   19071.63  21699.96  18327.86
8/31/94   19321.04  22589.65  18847.06
9/30/94   19387.3   22037.34  18696.84
10/31/94  19319.8   22532.52  18662.10
11/30/94  18644.87  21711.88  18141.02
12/31/94  18428.84  22033.87  18119.43
1/31/95   18517.36  22605.21  18286.55
2/28/95   18977.64  23486.13  18721.25
3/31/95   19509.77  24179.21  19154.07
4/30/95   20030.75  24891.29  19483.62
5/31/95   20425.98  25886.19  19905.17
6/30/95   20515.26  26487.53  20325.79
7/31/95   21062.34  27365.85  20935.12
8/31/95   21645.88  27434.54  21090.98
9/30/95   21993.28  28592.28  21411.14
10/31/95  21716.29  28490.21  21061.87
11/30/95  22454.94  29740.93  21693.74
12/31/95  22910.48  30313.74  21936.91
1/31/96   23754.76  31345.62  22328.42
2/29/96   23869.88  31636.19  22674.87
3/31/96   24216.19  31940.85  22894.56
4/30/96   24332.71  32411.65  23424.09
5/31/96   24643.42  33247.55  23804.34
6/30/96   24566.81  33374.22  23502.96
7/31/96   23877.83  31899.75  22663.60
8/31/96   24684.91  32572.52  23466.34
9/30/96   25374.64  34405.7   24212.75
10/31/96  26012.49  35354.61  24329.17
11/30/96  27009.13  38027.06  25163.83
12/31/96  27298.32  37274.13  25148.81
1/31/97   27742.71  39603.01  25899.92
2/28/97   28017.81  39913.5   25785.37
3/31/97   27547.33  38273.45  25276.50
4/30/97   27675.85  40558.38  25466.15
5/31/97   28725.48  43027.57  26675.43
6/30/97   29690.23  44955.21  27523.24
7/31/97   30948.11  48532.29  28794.48
8/31/97   30861.36  45813.52  28789.79
9/30/97   31839.55  48322.72  30072.29
10/31/97  31313.63  46708.74  29319.31
11/30/97  31401.29  48870.89  29216.04
12/31/97  31761.9   49710     29401.00
1/31/98   31666.31  50259.8   29444.18
2/28/98   32550.57  53884.53  30736.08
3/31/98   33931.55  56643.96  31686.23
4/30/98   33810.88  57213.8   31831.75
5/31/98   33038.61  56230.29  31191.44
6/30/98   33317.93  58514.37  31069.38
7/31/98   32537.42  57891.19  30496.67
8/31/98   29488.56  49521.28  26949.58
9/30/98   29762.19  52693.61  27339.22
10/31/98  30157.04  56979.71  27339.22

Graph reflects investment growth from end of month of fund commencement.

The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies.

Lipper Convertible Securities Fund Index invests its portfolio primarily in convertible bonds and convertible preferred shares. Lipper Mutual Fund Indices are equally weighted and composed of the largest mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends.

Total Return
As of 10/31/98
                                      Maximum
                    Net Asset         Offering
                    Value             Price
One Year            3.69%             -9.22%
Three Years        11.56%              9.37%
Five Years          8.96%              7.67%
Ten Years          11.20%             10.55%
Average Annual
Since Inception
4/14/88            11.03%             10.41%

Portfolio Investments

Basic Industries                  11.0%
Capital Goods                      5.5%
Consumer Cyclicals                16.4%
Consumer Staples                  12.4%
Energy                            13.0%
Financial                         21.8%
Technology                        11.2%
Utilities                          5.4%
Other Assets                       3.3%

*The Russell 2000 Index is comprised of the smallest 2,000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The Index was developed with a base value of 135.00 as of December 31, 1986.

VICTORY SPECIALTY FUNDS

The Victory Real Estate Investment Fund

After a rally at year-end 1997, the real estate securities market has been battered throughout 1998 because of the uncertainty surrounding federal legislation, the risks of over-building, and the bull-market's continuing preference for the large-cap stocks. However, as the broader market became increasingly volatile in the third quarter, investors moved into the more defensive real estate sector. Real Estate Investment Trusts rebounded 12% during September, relative to only a modest advance in the S&P 500.

For the year ended 10/31/98, The Victory Real Estate Investment Fund was down 11.91%*, though well ahead of the Morgan Stanley Real Estate Investment Index, which was down 13.55%. Throughout the year, the Fund has maintained close to a 200 basis point lead over the Index.

The Fund has maintained its defensive position relative to the industry benchmark by focusing its investments on the stocks of companies that are less vulnerable to the inherent risks of real estate. Therefore, the Fund has a concentration in companies with office properties in the central business districts of major cities where there is the least risk of overbuilding and where the long-term leases of credit-worthy tenants provide predictable future cash flows. The Fund also includes the stocks of companies with other property types such as apartment buildings and regional malls in geographical regions that have barriers to entry, such as the Northwest and Northeast.

The Fund invests for the long term with low turnover. However, constant monitoring of the companies, their management teams, the economics of the underlying real estate, and their respective markets will alert us to both weaknesses and opportunities in particular stocks, property sectors or geographical regions.

Total Return
As of 10/31/98
                                      Maximum
                    Net Asset         Offering
                    Value             Price
One Year            -11.91%           -17.00%
Average Annual
Since Inception
4/30/97               5.15%             1.09%

Portfolio Investments

Discount Notes                   16.1%
Diversified                      20.9%
Apartments                        6.8%
Office                           30.4%
Residential                      14.5%
Hotels                            2.4%
Health Care                       2.4%
Other Assets Net of Liabilities   6.5%

Victory Real Estate Investment Fund
vs. MSREIT Index
(Dollars in thousands)

4/30/97    9425.07  10000     10000
5/31/97    9660.7   10250     10300.45
6/30/97   10169.65  10790     10844.9
7/31/97   10744.58  11400     11139.3
8/31/97   10763.43  11420     11064.02
9/30/97   11844.07  12566.55  12109.89
10/31/97  11538.17  12241.99  11782.55
11/30/97  11681.56  12394.13  11957.31
12/31/97  11996.46  12728.24  12228.86
1/31/98   11899.48  12625.35  12054.1
2/28/98   11812.2   12532.74  11860.18
3/31/98   12096.84  12834.75  12140.8
4/30/98   11755.4   12472.48  11710.96
5/31/98   11609.07  12317.22  11608.79
6/30/98   11635.89  12345.68  11607.45
7/31/98   10877.89  11541.44  10777.67
8/31/98    9952.53  10559.63   9773.13
9/30/98   10413.05  11048.24  10379.08
10/31/98  10163     10785     10185

Graph reflects investment growth from end of month of fund commencement.

The Morgan Stanley REIT Index (MSREIT Index) is a capitalization weighted index with dividends reinvested of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

The index was developed with a base value of 200 as of December 31, 1994.

The performance data quoted represent past performance and are not indicative of future results. Total returns are historical and include the change in share price and the reinvestment of dividends and capital gain distributions, and unless indicated show the effect of the maximum 5.75% sales charge. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such cases and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at anytime.

*Reflects total return on Fund performance without showing the effect of the 5.75% maximum sales charge.

Investments in this Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk and diversification risk. By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Fund holdings may change at any time.

Introduction to the Equity Funds

THE INVESTMENT PROCESS

The Victory Equity Funds that are managed according to the diversified style attempt to remain flexible in order to adjust to changing market conditions.

The Victory Funds that are managed according to a "value" style seek to outperform an appropriate market benchmark while maintaining broad market sector exposure. The approach to managing these funds is to target stocks that are statistically inexpensive (low P/Es, low price-to-book, high-yield stocks) and find those issues where investor sentiment is improving as evidenced by upward earnings revisions and positive earning events.

The Victory Equity Funds that are managed according to the growth style subscribe to the philosophy of "Growth At a Reasonable Price" (GARP). They seek to identify stocks believed to have future return prospects greater than the overall market.


              Value Funds

        EQUITY RESEARCH UNIVERSE

            VALUE MANAGEMENT

Valuation     Statistical      Earnings
              Cheapness        Revisions

           buy/sell decisions

VALUE FUNDS

The Victory Value Fund

The Victory Lakefront Fund

The Victory Special Value Fund

The Victory Ohio Regional Stock Fund


            Diversified Funds

        EQUITY RESEARCH UNIVERSE

         DIVERSIFIED MANAGEMENT

Value                          Growth

       Market Condition Assessment

          buy/sell decisions

DIVERSIFIED FUNDS

The Victory Diversified Stock Fund

The Victory Stock Index Fund


             Growth Funds

        EQUITY RESEARCH UNIVERSE

           GROWTH MANAGEMENT

Return       Statistical    Risk
Prospects    Valuations     Assessment

         buy/sell decisions

GROWTH FUNDS

The Victory Growth Fund

The Victory International Growth Fund

The Victory Special Growth Fund

VICTORY EQUITY FUNDS

The Victory Value Fund

Fiscal year 1998 was a difficult period for value funds. Late cycle economics and lower interest rates drove growth stocks' earnings and valuation at the expense of value stocks. We believe the weakness in equity prices largely reflects a belated recognition that earnings growth for US companies is slowing faster than originally thought. We have been concerned for a number of months that earnings growth was likely to slow in the second half of the year. Our concerns were centered on lower operating margins resulting from the combination of diminished pricing power, a result of intensifying worldwide competition, and rising labor costs. It is increasingly clear that this is in fact the case.

The investment performance of the Fund was admirable. For the year ended October 31, 1998 the Fund returned 20.46%. This compares with the 11.74% return recorded by the S&P BARRA Value Index* and the 21.99% of the S&P 500 Index. Security selection was the key driver of the Fund's performance. The Fund's overweighting in the utilities and energy sectors, both of which outperformed the S&P 500, also helped relative performance.

It is our expectation that the market will focus on slowing earnings growth in 1999. Therefore, we have been focusing the Fund on attractively priced stocks of companies that are likely to grow at least as fast and with greater consistency than the average stock in the S&P 500. Currently, we find the energy sector and the telecommunications, insurance, computer and office equipment groups particularly attractive. However, if the economy weakens more than expected, the Fund's value orientation should cushion any associated weaknesses in equity prices.

Total Return

As of 10/31/98
                                 Maximum
                 Net Asset       Offering
                 Value           Price
One Year         20.46%          13.54%
Three Years      24.09%          21.67%
Average Annual
Since Inception
12/3/93          19.65%          18.21%

Portfolio Investments

Basic Industries                  6.5%
Capital Goods                     3.1%
Consumer Cyclicals               13.7%
Consumer Staples                 17.7%
Energy                            9.5%
Financial                        18.2%
Technology                       15.3%
Utilities                        13.2%
Other Assets Net of Liabilities   2.8%

Victory Value Fund
vs. S&P 500
(Dollars in thousands)

12/31/93   9422    10000    10000
1/31/94    9729    10327    10340
2/28/94    9347     9921    10059
3/31/94    8978     9529     9621
4/30/94    9109     9669     9744
5/31/94    9325     9898     9904
6/30/94    9145     9706     9661
7/31/94    9400     9977     9978
8/31/94    9740    10338    10387
9/30/94    9461    10041    10133
10/31/94   9622    10213    10361
11/30/94   9337     9910     9984
12/31/94   9446    10026    10132
1/31/95    9680    10274    10394
2/28/95   10069    10687    10799
3/31/95   10324    10958    11118
4/30/95   10530    11176    11445
5/31/95   10941    11613    11903
6/30/95   11057    11736    12179
7/31/95   11373    12071    12583
8/31/95   11481    12186    12615
9/30/95   11875    12604    13147
10/31/95  11766    12488    13100
11/30/95  12361    13120    13675
12/31/95  12633    13408    13939
1/31/96   13032    13832    14413
2/29/96   13093    13897    14547
3/31/96   13448    14273    14687
4/30/96   13581    14415    14904
5/31/96   13797    14644    15288
6/30/96   13874    14726    15346
7/31/96   13297    14113    14668
8/31/96   13616    14452    14977
9/30/96   14264    15140    15820
10/31/96  14667    15568    16257
11/30/96  15723    16688    17486
12/31/96  15463    16412    17139
1/31/97   16147    17138    18210
2/28/97   16266    17265    18353
3/31/97   15633    16593    17599
4/30/97   16243    17240    18650
5/31/97   17266    18326    19785
6/30/97   17916    19016    20671
7/31/97   19335    20522    22316
8/31/97   18342    19468    21066
9/30/97   19297    20482    22220
10/31/97  18663    19809    21478
11/30/97  19483    20679    22472
12/31/97  19717    20927    22858
1/31/98   19919    21142    23110
2/28/98   21241    22545    24777
3/31/98   22265    23631    26046
4/30/98   22455    23834    26308
5/31/98   22074    23429    25856
6/30/98   22748    24144    26906
7/31/98   22581    23967    26619
8/31/98   19476    20671    22771
9/30/98   21071    22365    24230
10/31/98  22481    23861    26200

Graph reflects investment growth from end of month of fund commencement.

The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies.

The performance data quoted represent past performance and are not indicative of future results. Total returns are historical and include the change in share price and the reinvestment of dividends and capital gain distributions, and unless indicated show the effect of the maximum 5.75% sales charge. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such cases and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at anytime.

*The Standard & Poor's Barra Value Index is a capitalization-weighted index of all the stocks in the Standard &Poor's 500 that have low price-to-book ratios. The index was developed with a base value of 35 as of December 31, 1974.

VICTORY EQUITY FUNDS

The Victory Lakefront Fund

The year ended October 31, 1998 was a volatile one for most equity mutual funds, including the Victory Lakefront Fund. In the first half of the year, the market euphoria continued at its bullish pace on the heels of low inflation, relatively low interest rates, low unemployment, and a very confident and active consumer. Large stocks fared particularly well in what many perceived as an extended bull market. In this environment, the Victory Lakefront Fund performed solidly given its large-cap orientation and its adherence to quality holdings. The Fund's ownership of value sectors including financial institutions, capital goods and established technology companies served the Fund well.

In the second half of the year, despite domestic economic strength, international economies deteriorated. As a result, the Fund's second half performance was negatively impacted by events like the Russian bond default and the continuing Asian economic turmoil. The sectors hit hardest were the very ones that allowed the fund to outperform in the first half-financials, capital goods and technology. Still, for the year ended October 31, 1998 the Fund returned a solid 5.05%, compared to the S&P Value Index,* which was up 11.74% for the same period.

Looking forward, we expect the market to renew its upward momentum with lower interest rates reviving growth in corporate earnings. The Fund is well positioned to benefit from the positive environment we anticipate in 1999 as many of its holdings are significantly undervalued relative to historical valuations. Liquidity will remain important investment criteria, and the Fund's large-cap style should continue to be a positive influence on performance.

Victory Lakefront Fund
vs. S&P 500
(Dollars in thousands)

3/1/97    10000     10000         10000
3/31/97    8963.24   9519.685      9589
4/30/97    9433.97  10010.18      10162
5/31/97   10009.44  10620.81      10780
6/30/97   10273.59  10944.32      11263
7/31/97   11270.14  11959.35      12159
8/31/97   10711.37  11366.41      11478
9/30/97   11184.91  11911.45      12107
10/31/97  10729.96  11386.98      11702
11/30/97  10948.55  11618.95651   12244
12/31/97  10863.01  11773.07998   12454
1/31/98   11043.94  11742.1795    12592
2/28/98   11983.65  12741.29478   13500
3/31/98   12438.97  13257.03646   14192
4/30/98   12584.7   13380.93399   14334
5/31/98   12118.6   12885.34384   14088
6/30/98   12050.63  12845.0286    14660
7/31/98   11757.56  12503.46056   14504
8/31/98    9684.41  10298.79408   12407
9/30/98   10180.8   10861.69109   13202
10/31/98  11249.19  11962.39783   14276

Graph reflects investment growth from end of month of fund commencement.

The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies.

Total Return
As of 10/31/98

                                      Maximum
                       Net Asset      Offering
                       Value          Price
One Year                5.05%         -1.00%
Average Annual
Since Inception
3/3/97                 11.38%          7.48%

Portfolio Investments

Basic Industries                  6.0%
Capital Goods                     3.3%
Consumer Cyclicals               12.3%
Consumer Staples                 18.2%
Energy                            4.9%
Financial                        20.0%
Technology                       25.3%
Utilities                         9.8%
Other Assets Net of Liabilities   0.2%

The performance data quoted represent past performance and are not indicative of future results. Total returns are historical and include the change in share price and the reinvestment of dividends and capital gain distributions, and unless indicated show the effect of the maximum 5.75% sales charge. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such cases and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at anytime.

*The Standard & Poor's Barra Value Index is a capitalization-weighted index of all the stocks in the Standard &Poor's 500 that have low price-to-book ratios. The index was developed with a base value of 35 as of December 31, 1974.

VICTORY EQUITY FUNDS

The Victory Diversified Stock Fund

Despite the extreme market volatility that was experienced in 1998, the environment for stocks has remained positive. With inflation low, interest rates declining, a budget surplus, lowered capital gains taxes, and positive money flows, stocks continue to have the wind at their backs. In particular, large capitalization equities have further benefited from their liquidity, recognition, and momentum.

The Fund lagged the S&P 500 Index in the year ended October 31, 1998, returning 19.60%* compared to the benchmark return of 21.99%. The main reason for the Fund's slight underperformance has been its value driven methodology, which caused the Fund to de-emphasize consumer staples for much of the year. However, the Fund significantly outperformed the Lipper Growth & Income Fund Index,** which returned 9.45%* for the same period.

The stock market correction, which took place in the third quarter, has brought stock prices down to reasonable levels. The lowering of interest rates by the Federal Reserve should provide a more favorable environment for stocks in 1999. Therefore, we are actively increasing the cyclical component of the portfolio. Additionally, the Fund will continue to seek value oriented securities in areas that include metals, technology and basic industry, especially paper stocks.

Total Return
As of 10/31/98
                          DIVERSIFIED FUND Class A      DIVERSIFIED FUND Class B
                                       Maximum                       Contingent
                          Net Asset    Offering         Net Asset    Deferred
                          Value        Price            Value        Charges
One Year                  19.60%       12.74%           18.34%       14.34%
Three Years               24.85%       22.42%           23.75%       23.09%
Five Year                 20.88%       19.45%           20.27%       20.17%
Average Annual
Since Inception
10/20/89                  16.48%       15.72%           16.16%       16.16%

Portfolio Investments

Basic Industries                 8.3%
Capital Goods                    6.3%
Consumer Cyclicals               8.5%
Consumer Staples                20.9%
Energy                          11.7%
Financial                       15.0%
Technology                      20.6%
Utilities                        4.2%
Other Assets Net of Liabilities  4.5%

Victory Diversified Stock Fund
vs. S&P 500
(Dollars in thousands)

10/31/89    9429   10000  10000
11/30/89    9562   10141  10204
12/31/89    9887   10486  10449
1/31/90     9332    9897   9747
2/28/90     9447   10019   9874
3/31/90     9700   10288  10136
4/30/90     9508   10084   9883
5/31/90    10413   11044  10846
6/30/90    10371   10999  10773
7/31/90    10332   10958  10738
8/31/90     9538   10116   9768
9/30/90     9082    9633   9292
10/31/90    9024    9571   9253
11/30/90    9609   10191   9851
12/31/90    9944   10546  10125
1/31/91    10549   11188  10567
2/28/91    11243   11924  11322
3/31/91    11291   11976  11596
4/30/91    11252   11934  11624
5/31/91    11820   12536  12125
6/30/91    11077   11748  11570
7/31/91    11568   12269  12109
8/31/91    11858   12577  12396
9/30/91    11515   12213  12189
10/31/91   11505   12202  12353
11/30/91   11012   11679  11855
12/31/91   12328   13076  13211
1/31/92    12255   12998  12965
2/29/92    12412   13164  13133
3/31/92    12107   12841  12877
4/30/92    12359   13108  13255
5/31/92    12285   13030  13320
6/30/92    12136   12871  13122
7/31/92    12609   13373  13658
8/31/92    12336   13083  13378
9/30/92    12655   13421  13536
10/31/92   12834   13612  13582
11/30/92   13341   14149  14045
12/31/92   13491   14309  14217
1/31/93    13502   14321  14336
2/28/93    13578   14401  14531
3/31/93    13772   14607  14838
4/30/93    13588   14411  14479
5/31/93    13956   14802  14867
6/30/93    13909   14752  14910
7/31/93    13996   14844  14850
8/31/93    14551   15433  15414
9/30/93    14449   15325  15295
10/31/93   14635   15522  15612
11/30/93   14449   15325  15463
12/31/93   14837   15736  15650
1/31/94    15350   16280  16182
2/28/94    14837   15736  15743
3/31/94    14331   15199  15057
4/30/94    14539   15420  15250
5/31/94    14981   15889  15500
6/30/94    14629   15515  15120
7/31/94    14998   15907  15616
8/31/94    15602   16548  16256
9/30/94    15350   16280  15859
10/31/94   15709   16661  16215
11/30/94   15213   16135  15625
12/31/94   15424   16359  15856
1/31/95    15817   16776  16267
2/28/95    16477   17475  16901
3/31/95    16945   17972  17400
4/30/95    17410   18465  17913
5/31/95    18158   19258  18628
6/30/95    18396   19511  19061
7/31/95    18977   20127  19693
8/31/95    19119   20278  19743
9/30/95    19734   20930  20576
10/31/95   19407   20583  20502
11/30/95   20405   21642  21402
12/31/95   20881   22146  21815
1/31/96    21471   22772  22557
2/29/96    22014   23348  22766
3/31/96    22317   23669  22986
4/30/96    22862   24247  23324
5/31/96    23313   24726  23926
6/30/96    23111   24511  24017
7/31/96    22096   23435  22956
8/31/96    22611   23981  23440
9/30/96    23769   25209  24759
10/31/96   24677   26173  25442
11/30/96   26721   28341  27365
12/31/96   26042   27620  26824
1/31/97    27489   29155  28500
2/28/97    27436   29099  28723
3/31/97    26596   28207  27543
4/30/97    27393   29053  29187
5/31/97    29216   30987  30964
6/30/97    30167   31996  32351
7/31/97    32653   34632  34925
8/31/97    31322   33220  32969
9/30/97    33133   35141  34774
10/31/97   31535   33446  33613
11/30/97   32811   34799  35169
12/31/97   33403   35428  35773
1/31/98    33463   35491  36168
2/28/98    35916   38093  38777
3/31/98    37561   39838  40763
4/30/98    38380   40706  41173
5/31/98    36982   39223  40465
6/30/98    37947   40247  42109
7/31/98    37288   39547  41660
8/31/98    32169   34119  35637
9/30/98    34980   37100  37920
10/31/98   37765   40053  41004

Graph reflects investment growth from end of month of fund commencement.

The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies.

The performance data quoted represent past performance and are not indicative of future results. Total returns are historical and include the change in share price and reinvestment of dividends and capital gain distributions. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by shareholders. Class A performance with sales charge shows the effect of the maximum 5.75% sales charge applied at the beginning of the period.

The performance figures provided for Class B shares includes the performance of Class A shares of the Fund prior to the date that the Class B shares commenced operations. Class B share performance is adjusted to reflect the applicable contingent deferred sales charge payable by shareholders that redeem Class B shares at the end of the time periods shown. In addition, Class B shares are subject to an annual Rule 12b-1 fee of 0.75% of the average daily net assets of Class B shares, and other class-specific expenses. These Class B expenses are reflected in the performance data, but only for the period since the Class B shares commenced operations. (Prior performance of Class A shares has not been adjusted to reflect these expenses.)

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at anytime.

 *Reflects the Fund's total return without showing the effect of the 5.75% maximum sales charge.

**Lipper Growth & Income Fund Index is a non-weighted index of the 30 largest funds within the Lipper Growth & Income category.

VICTORY EQUITY FUNDS

The Victory Stock Index Fund

The investment objective of the Victory Stock Index Fund is to replicate the performance of the S&P 500 Index. This method of management is referred to as passive investing.

In order to duplicate the performance of the S&P 500 Index, we follow a full replication strategy. This involves investing in all of the stocks of the S&P 500 Index in proportion to their company and industry sector weighting within the Index. In addition, we invest in S&P 500 futures contracts to minimize transaction costs, associated with security purchases, while at the same time maintaining equity exposure in the portfolio. We do not use futures for speculative or leveraging purposes.

The S&P 500 Index posted a total return of 21.99% for the year ended October 31, 1998. The Victory Stock Index Fund returned 20.99%* for the same period. Consistent with its investment objective, the Fund strives to continue matching the performance of the S&P 500.

Victory Stock Index Fund vs. S&P 500
(Dollars in thousands)

12/31/93    9526   10000   10000
1/31/94     9839   10329   10340
2/28/94     9564   10040   10059
3/31/94     9149    9605    9621
4/30/94     9263    9725    9744
5/31/94     9406    9875    9904
6/30/94     9180    9637    9661
7/31/94     9477    9949    9978
8/31/94     9851   10342   10387
9/30/94     9611   10090   10133
10/31/94    9823   10313   10361
11/30/94    9476    9948    9984
12/31/94    9613   10092   10132
1/31/95     9856   10347   10394
2/28/95    10226   10735   10799
3/31/95    10521   11044   11118
4/30/95    10833   11373   11445
5/31/95    11253   11814   11903
6/30/95    11493   12065   12179
7/31/95    11876   12468   12583
8/31/95    11906   12498   12615
9/30/95    12389   13006   13147
10/31/95   12350   12965   13100
11/30/95   12883   13525   13675
12/31/95   13119   13773   13939
1/31/96    13564   14240   14413
2/29/96    13676   14357   14547
3/31/96    13821   14509   14687
4/30/96    14014   14711   14904
5/31/96    14349   15063   15288
6/30/96    14419   15137   15346
7/31/96    13776   14462   14668
8/31/96    14051   14751   14977
9/30/96    14827   15566   15820
10/31/96   15238   15997   16257
11/30/96   16346   17160   17486
12/31/96   16030   16828   17139
1/31/97    17010   17857   18210
2/28/97    17136   17989   18353
3/31/97    16416   17233   17599
4/30/97    17389   18255   18650
5/31/97    18447   19365   19785
6/30/97    19254   20212   20671
7/31/97    20762   21796   22316
8/31/97    19604   20580   21066
9/30/97    20669   21698   22220
10/31/97   19987   20982   21478
11/30/97   20872   21911   22472
12/31/97   21224   22281   22858
1/31/98    21462   22531   23110
2/28/98    22972   24116   24777
3/31/98    24106   25306   26046
4/30/98    24345   25557   26308
5/31/98    23912   25103   25856
6/30/98    24866   26104   26906
7/31/98    24580   25804   26619
8/31/98    21000   22046   22771
9/30/98    22378   23492   24230
10/31/98   24183   25387   26200

Graph reflects investment growth from end of month of fund commencement.

The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies.

Total Return
As of 10/31/98
                                         Maximum
                             Net Asset   Offering
                             Value       Price
One Year                     20.99%      14.06%
Three Years                  25.11%      22.67%
Average Annual
Since Inception
12/3/93                      21.02%      19.57%

Portfolio Investments

Basic Industries             3.8%
Capital Goods                5.2%
Consumer Cyclicals          15.1%
Consumer Staples            16.3%
Energy                       5.4%
Financial                   28.6%
Technology                  14.4%
Utilities                    9.5%

The performance data quoted represent past performance and are not indicative of future results. Total returns are historical and include the change in share price and the reinvestment of dividends and capital gain distributions, and unless indicated show the effect of the maximum 5.75% sales charge. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such cases and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at anytime.

*Reflects the Fund's total return without showing the effect of the 5.75% maximum sales charge.

VICTORY EQUITY FUNDS

The Victory Growth Fund

The threat of a domestic economic slowdown, volatility in world equity markets, and a number of Asian related earnings disappointments had a beneficial effect on Fund performance. Most companies in the Victory Growth Fund's portfolio have proved their ability to maintain a more consistent and less volatile earnings profile than the typical S&P 500 company. As concerns grew about the effect that a possible slowdown in the US economy would have on corporate profits, and as volatility in world equity markets increased, investors flocked to high-quality, large capitalization, growth companies, which is the major emphasis of the Fund.

The Victory Growth Fund was up 28.59%* versus the S&P 500 return of 21.99% for the period ended October 31, 1998. There were several reasons for the outperformance. To begin with, large capitalization growth stocks were the favored "style" (the S&P BARRA Growth Index** was up 32.0%) for 1998. Also, the Fund's two largest sectors, consumer staples and technology, showed excellent relative performance and four overweighted industries: drugs, health care, computer software and retail had excellent relative performance. In addition, nine of the Fund's top ten holdings outperformed the S&P 500.

Currently, the growth rate of the US economy is slowing and corporate profits in more cyclically exposed industries are under pressure. The flight to companies with stable and predictable earnings has led to high valuations in consistent growth companies. As we move into 1999, the combination of stronger economic growth and reasonable valuation, makes cyclical growth areas such as capital goods and technology attractive.

Going into 1999, the Victory Growth Fund continues to hold overweighted positions versus the S&P 500 in the capital goods, consumer staples and technology sectors. Over the past several months, we have reduced slightly our weighting in the consumer staples sector, as we have taken partial profits in a number of the better performing drug, health care and beverage company stocks. In addition, we increased our already overweighted position in the technology sector, with IBM and Motorola being recent purchases. We maintain significant underweighted positions relative to the S&P 500 in the basic industry, energy and financial sectors.

Total Return
As of 10/31/98
                                       Maximum
                          Net Asset    Offering
                          Value        Price
One Year                  28.59%       21.19%
Three Years               27.77%       25.28%
Average Annual
Since Inception
12/3/93                   21.41%       19.98%

Portfolio Investments

Basic Industries                  3.0%
Capital Goods                     9.0%
Consumer Cyclicals               12.0%
Consumer Staples                 29.0%
Energy                            5.0%
Financial                        11.0%
Technology                       20.0%
Utilities                        10.0%
Other Assets Net of Liabilities   2.0%


Victory Growth Fund
vs. S&P 500

  (Dollars in thousands)

12/31/93    9427   10000   10000
1/31/94     9756   10349   10340
2/28/94     9530   10110   10059
3/31/94     9094    9647    9621
4/30/94     9217    9777    9744
5/31/94     9434   10007    9904
6/30/94     9102    9655    9661
7/31/94     9357    9926    9978
8/31/94     9707   10297   10387
9/30/94     9411    9983   10133
10/31/94    9695   10285   10361
11/30/94    9439   10013    9984
12/31/94    9380    9950   10132
1/31/95     9571   10153   10394
2/28/95     9886   10487   10799
3/31/95    10097   10711   11118
4/30/95    10365   10995   11445
5/31/95    10700   11351   11903
6/30/95    10934   11599   12179
7/31/95    11251   11935   12583
8/31/95    11164   11843   12615
9/30/95    11715   12428   13147
10/31/95   11686   12397   13100
11/30/95   12157   12897   13675
12/31/95   12332   13082   13939
1/31/96    12703   13476   14413
2/29/96    12834   13614   14547
3/31/96    12954   13741   14687
4/30/96    13155   13955   14904
5/31/96    13607   14435   15288
6/30/96    13772   14609   15346
7/31/96    13278   14086   14668
8/31/96    13540   14364   14977
9/30/96    14403   15279   15820
10/31/96   14685   15578   16257
11/30/96   15834   16797   17486
12/31/96   15408   16345   17139
1/31/97    16312   17304   18210
2/28/97    16459   17460   18353
3/31/97    15677   16630   17599
4/30/97    16698   17713   18650
5/31/97    17781   18863   19785
6/30/97    18512   19638   20671
7/31/97    19817   21022   22316
8/31/97    18459   19582   21066
9/30/97    19440   20622   22220
10/31/97   18956   20108   21478
11/30/97   19934   21147   22472
12/31/97   20238   21469   22858
1/31/98    20824   22090   23110
2/28/98    22075   23418   24777
3/31/98    23090   24494   26046
4/30/98    23304   24722   26308
5/31/98    22853   24243   25856
6/30/98    24229   25702   26906
7/31/98    24263   25738   26619
8/31/98    20880   22150   22771
9/30/98    22605   23980   24230
10/31/98   24375   25858   26200

Graph reflects investment growth from end of month of fund commencement.

The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies.

The performance data quoted represent past performance and are not indicative of future results. Total returns are historical and include the change in share price and the reinvestment of dividends and capital gains distributions, and unless indicated show the effect of the maximum 5.75% sales charge. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such cases and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at anytime. Fund holdings may change at any time.

 *Reflects the total return of the Fund without showing the effect of of the 5.75% maximum sales charge

**The Standard &Poor's Barra Growth Index is a capitalization-weighted index of all the stocks in the Standard &Poor's 500 that have high price-to-book ratios. The index was developed with a base value of 35 as of December 31, 1974.

VICTORY EQUITY FUNDS

The Victory Special Value Fund

Economic growth, modest inflation and declining interest rates provided a supportive environment for most equities during the fiscal year. This was evidenced by the 21.99% return for the S&P 500. However, the environment was quite different for mid-cap stocks, which peaked in the spring of 1998 and fell precipitously over the summer. As a result, 1998 looks to be the fifth consecutive year in which the mid-caps will underperform large-caps.

The Fund lagged its benchmark, with a decline of 11.22% for the year ended October 31, 1998, versus the S&P 400 Midcap Index return of 6.71%. The Fund's shortfalls occurred this year when many of our "turnaround" names were sold at low valuation levels, as the market began to discount many small and mid-cap stocks. Also, we were overweighted in basic industry and capital goods, because these sectors appeared attractive after a sustained period of underperformance. However, they hurt the Fund's performance as they lagged further in the fiscal year as cyclical stocks were punished. Finally, a lack of exposure to the highest growth component of the Index, Computer Software, contributed to the Fund's shortfall.

Mid-cap stocks have lagged the large-caps for five consecutive years and now trade at historically low valuation levels. In the past, interest rate cuts by the Federal Reserve have acted as a catalyst for improved relative performance in the following year (8 of 10 times since 1954). The Fed's second rate cut in October was the beginning of a Midcap Index rally of nearly 14% through month-end versus the 9% gain for the S&P 500. As a result, we are optimistic about the coming year. Rate cuts globally diminish the probability for recession in 1999, and as a result, the Fund added to its cyclical exposure including technology stocks. As a result, the Fund remains overweighted in the Basic Industry and capital goods sectors, and is much less underweighted in the technology sector.

Victory Special Value Fund
vs. S&P 400 Mid Cap
(Dollars in thousands)

12/31/93    9423   10000   10000
1/31/94     9652   10243   10233
2/28/94     9643   10233   10087
3/31/94     9319    9889    9620
4/30/94     9273    9841    9692
5/31/94     9365    9938    9600
6/30/94     9179    9741    9269
7/31/94     9455   10034    9583
8/31/94     9777   10376   10085
9/30/94     9610   10198    9897
10/31/94    9693   10287   10005
11/30/94    9240    9806    9553
12/31/94    9543   10127    9641
1/31/95     9580   10167    9741
2/28/95    10065   10681   10252
3/31/95    10317   10948   10430
4/30/95    10532   11176   10639
5/31/95    10737   11395   10896
6/30/95    10924   11592   11340
7/31/95    11374   12070   11931
8/31/95    11590   12299   12152
9/30/95    11683   12399   12446
10/31/95   11439   12139   12126
11/30/95   11900   12628   12656
12/31/95   12099   12840   12624
1/31/96    12254   13005   12807
2/29/96    12497   13262   13243
3/31/96    12633   13406   13401
4/30/96    13002   13798   13811
5/31/96    13051   13850   13997
6/30/96    13131   13935   13787
7/31/96    12538   13305   12855
8/31/96    13092   13894   13596
9/30/96    13571   14402   14189
10/31/96   13795   14640   14230
11/30/96   14536   15426   15032
12/31/96   14423   15306   15048
1/31/97    14736   15638   15613
2/28/97    14851   15760   15485
3/31/97    14501   15389   14825
4/30/97    14753   15656   15209
5/31/97    15989   16968   16539
6/30/97    16464   17472   17004
7/31/97    17534   18608   18687
8/31/97    17492   18563   18664
9/30/97    18252   19370   19737
10/31/97   17527   18600   18878
11/30/97   17716   18801   19158
12/31/97   18430   19559   19902
1/31/98    17919   19016   19523
2/28/98    18965   20126   21140
3/31/98    19742   20951   22094
4/30/98    19605   20806   22497
5/31/98    18991   20154   21485
6/30/98    18555   19691   21620
7/31/98    17178   18229   20782
8/31/98    14081   14944   16914
9/30/98    14682   15581   18493
10/31/98   15561   16514   20145

Graph reflects investment growth from end of month of fund commencement.

The Standard & Poor's 400 Mid-Cap Index (S&P 400 Mid Cap) is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid-sized companies.

Total Return
As of 10/31/98
                         SPECIAL VALUE Class A     SPECIAL VALUE Class B
                                      Maximum                  Contingent
                         Net Asset    Offering     Net Asset   Deferred
                         Value        Price        Value       Charge
One Year                 -11.22%      -16.33%      -12.32%     -15.57%
Three Years               10.81%        8.65%        9.63%       8.79%
Average Annual
Since Inception
12/3/93                   11.42%       10.09%       10.69%      10.42%

Portfolio Investments

Basic Industries                        14.4%
Capital Goods                            6.0%
Consumer Cyclicals                      10.7%
Consumer Staples                        13.4%
Energy                                   5.3%
Financial                               25.1%
Technology                              12.4%
Utilities                               10.8%
Liabilities in Excess of Other Assets    1.9%

The performance data quoted represent past performance and are not indicative of future results. Total returns are historical and include the change in share price and reinvestment of dividends and capital gain distributions. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by shareholders. Class A performance with sales charge shows the effect of the maximum 5.75% sales charge applied at the beginning of the period.

The performance figures provided for Class B shares includes the performance of Class A shares of the Fund prior to the date that the Class B shares commenced operations. Class B share performance is adjusted to reflect the applicable contingent deferred sales charge payable by shareholders that redeem Class B shares at the end of the time periods shown. In addition, Class B shares are subject to an annual Rule 12b-1 fee of 0.75% of the average daily net assets of Class B shares, and other class-specific expenses. These Class B expenses are reflected in the performance data, but only for the period since the Class B shares commenced operations. (Prior performance of Class A shares has not been adjusted to reflect these expenses.)

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figure set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception. In such instances and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at anytime. Fund holdings may change at any time.

VICTORY EQUITY FUNDS

The Victory Ohio Regional Stock Fund

The Fund's objective is to seek capital appreciation by investing in a diversified group of common stocks and securities that are convertible into common stocks issued by companies whose headquarters are located in the state of Ohio. The Ohio Regional Stock Fund has an investment style that can be characterized as having a mid-capitalization, value orientation. This means that we look for stocks of mainly medium sized companies that are selling below what we think to be their fair market value.

The environment of the past twelve months was a difficult one for the Fund. Mid-caps underperformed large-cap stocks, value stocks underperformed growth stocks, and fears of recession impacted the prices of industrial companies. Late last year, we added substantially to our utility position and initiated a position in REITs. The utilities helped, the REITS hurt. Our heavy position in Ohio Banks aided performance. We owned 6 of Ohio's 10 best performing stocks; of the 10 worst performers, we owned only 1. For the year ended October 31, 1998, the Fund was down 3.13%,* compared to the Bloomberg Ohio Index,** which was down 6.8%.

We are not forecasting a recession. However, many of our capital goods and basic industry stocks seem to be discounting a severe recession; if a severe recession does not materialize, they should do well. We would not be surprised should these markets turn away from fixation on the high valuation, high capitalization growth stocks. In that environment our portfolio of mid-sized value stocks should perform well.

Total Return
As of 10/31/98
                        OHIO REGIONAL Class A       OHIO REGIONAL Class B
                                     Maximum        Maximum
                        Net Asset    Offering       Net Asset     Offering
                        Value        Price          Value         Price
One Year                -3.13%       -8.71%         -4.33%        -7.81%
Three Years             15.38%       13.13%         14.08%        13.31%
Five Years              13.31%       11.97%         12.54%        12.42%
Average Annual
Since Inception
10/20/89                12.94%       12.20%         12.51%        12.51%

Portfolio Investments

Basic Industries                       15.5%
Capital Goods                          15.0%
Consumer Cyclicals                     15.0%
Consumer Staples                        9.0%
Energy                                  4.1%
Financial                              23.9%
Technology                              7.1%
Utilities                               9.9%
Other Assets in Excess of Liabilities   0.5%

Victory Ohio Regional Stock Fund
vs. S&P 500
(Dollars in thousands)

10/31/89    9529   10000   10000
11/30/89    9539   10010   10204
12/31/89    9592   10065   10449
1/31/90     8863    9301    9747
2/28/90     9060    9507    9874
3/31/90     9196    9651   10136
4/30/90     8939    9380    9883
5/31/90     9514    9983   10846
6/30/90     9571   10044   10773
7/31/90     9193    9647   10738
8/31/90     7948    8340    9768
9/30/90     7134    7486    9292
10/31/90    6801    7137    9253
11/30/90    7507    7877    9851
12/31/90    7818    8204   10125
1/31/91     8669    9098   10567
2/28/91     9379    9842   11322
3/31/91     9866   10353   11596
4/30/91    10029   10524   11624
5/31/91    10681   11209   12125
6/30/91    10140   10641   11570
7/31/91    10642   11168   12109
8/31/91    10909   11447   12396
9/30/91    11143   11694   12189
10/31/91   11473   12039   12353
11/30/91   11411   11974   11855
12/31/91   12403   13015   13211
1/31/92    12851   13485   12965
2/29/92    13372   14032   13133
3/31/92    13233   13887   12877
4/30/92    12992   13634   13255
5/31/92    12930   13568   13320
6/30/92    12391   13003   13122
7/31/92    12843   13477   13658
8/31/92    12475   13091   13378
9/30/92    12517   13135   13536
10/31/92   12791   13423   13582
11/30/92   13467   14132   14045
12/31/92   13753   14432   14217
1/31/93    14083   14778   14336
2/28/93    14104   14800   14531
3/31/93    14474   15189   14838
4/30/93    14154   14853   14479
5/31/93    14602   15323   14867
6/30/93    14608   15330   14910
7/31/93    14897   15633   14850
8/31/93    15250   16003   15414
9/30/93    15465   16228   15295
10/31/93   15754   16532   15612
11/30/93   15422   16183   15463
12/31/93   16032   16823   15650
1/31/94    16567   17385   16182
2/28/94    16545   17362   15743
3/31/94    15738   16516   15057
4/30/94    16051   16844   15250
5/31/94    15828   16609   15500
6/30/94    15687   16462   15120
7/31/94    16012   16803   15616
8/31/94    16663   17485   16256
9/30/94    16433   17244   15859
10/31/94   16376   17185   16215
11/30/94   15713   16489   15625
12/31/94   16037   16829   15856
1/31/95    16168   16967   16267
2/28/95    16585   17404   16901
3/31/95    16922   17758   17400
4/30/95    17532   18398   17913
5/31/95    18249   19150   18628
6/30/95    18755   19681   19061
7/31/95    19618   20586   19693
8/31/95    19762   20737   19743
9/30/95    20002   20990   20576
10/31/95   19149   20095   20502
11/30/95   19978   20965   21402
12/31/95   20274   21276   21815
1/31/96    20212   21210   22557
2/29/96    20537   21551   22766
3/31/96    21553   22617   22986
4/30/96    21966   23051   23324
5/31/96    22429   23537   23926
6/30/96    22275   23375   24017
7/31/96    21234   22283   22956
8/31/96    21798   22875   23440
9/30/96    22694   23815   24759
10/31/96   22556   23670   25442
11/30/96   24114   25305   27365
12/31/96   24502   25712   26824
1/31/97    24976   26210   28500
2/28/97    25387   26640   28723
3/31/97    24592   25806   27543
4/30/97    24707   25928   29187
5/31/97    26853   28179   30964
6/30/97    28088   29475   32351
7/31/97    29657   31122   34925
8/31/97    29310   30757   32969
9/30/97    31302   32847   34774
10/31/97   30361   31860   33613
11/30/97   30838   32361   35169
12/31/97   31767   33336   35773
1/31/98    31144   32682   36168
2/28/98    33055   34687   38777
3/31/98    34775   36493   40763
4/30/98    34222   35913   41173
5/31/98    32890   34515   40465
6/30/98    32610   34220   42109
7/31/98    31247   32790   41660
8/31/98    26349   27651   35637
9/30/98    28001   29384   37920
10/31/98   29410   30862   41004

Graph reflects investment growth from end of month of fund commencement. The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of mid- to large-size companies.

The performance data quoted represent past performance and are not indicative of future results. Total returns are historical and include the change in share price and reinvestment of dividends and capital gain distributions. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by shareholders. Class A performance with sales charge shows the effect of the maximum 5.75% sales charge applied at the beginning of the period.

The performance figures provided for Class B shares includes the performance of Class A shares of the Fund prior to the date that the Class B shares commenced operations. Class B share performance is adjusted to reflect the applicable contingent deferred sales charge payable by shareholders that redeem Class B shares at the end of the time periods shown. In addition, Class B shares are subject to an annual Rule 12b-1 fee of 0.75% of the average daily net assets of Class B shares, and other class-specific expenses. These Class B expenses are reflected in the performance data, but only for the period since the Class B shares commenced operations. (Prior performance of Class A shares has not been adjusted to reflect these expenses.)

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at anytime.

 *Reflects the total return on Class A shares without showing the effect of the 5.75% maximum sales charge.

**The Bloomberg Ohio Index is a price-weighted index designed to measure the performance of the state of Ohio's economy. The index was developed with a base value of 100 as of December 30, 1994.

Regional Investing may involve additional risks since the companies are located in one geographic region.

VICTORY EQUITY FUNDS

The Victory International Growth Fund

Global markets in 1998 experienced extremely volatile conditions. After an awful period from late July to early October, the European markets recovered sharply and recouped almost 50% of their losses. The recovery can be attributed to the decline of interest rates in the major countries and a re-appreciation of the US dollar. With respect to emerging markets, volatility has been especially high since August and difficult market conditions may not be over. The Asian markets remained under pressure during most of the year. Late in the year the focus of attention shifted away from economic data towards economic restructuring and government action, particularly with reference to the global banking system.

For the year, the Fund returned 5.79% on a gross basis, outperforming its benchmark, the Morgan Stanley All-Country World Free ex-US Index**, which returned 4.88%. The Fund has adopted this benchmark because it incorporates emerging market exposure more appropriately than Morgan Stanley's EAFE Index. The Morgan Stanley EAFE Index, the Fund's former benchmark, returned 9.65% for the period, largely as a result of its holdings in developed economies. The decisions in 1997 to underweight the Southeast Asian region, and to overweight the peripheral European markets of Spain, Italy, Portugal and Finland, provided a significant positive impact on the Fund's performance. In addition, exposure to emerging market countries, such as Hungary and Greece, also contributed positively to the Fund. With respect to sector performance, good results were obtained from our overweighted positions in the telecom, transportation and banking sectors.

Looking into 1999, our stance is to remain underweight in Japan, but we are looking for a more neutral position in Asia ex-Japan. The reshaping of the European portion of the Fund has been completed. With respect to Latin America, no changes in country allocation are anticipated.

Victory International Growth Fund
vs. MSCI EAFE & MSWI Free XUSA Index
(Dollars in thousands)

5/31/90     9429   10000   10000   10000
6/30/90     9620   10203    9912   11015
7/31/90     9883   10482   10051   11192
8/31/90     8840    9376    9075   10125
9/30/90     8267    8768    7811    8775
10/31/90    8938    9479    9028   10035
11/30/90    8900    9439    8495    9477
12/31/90    8749    9279    8633    9650
1/31/91     8983    9527    8912    9952
2/28/91     9547   10125    9867   11021
3/31/91     9234    9794    9275   10414
4/30/91     9412    9983    9366   10527
5/31/91     9274    9836    9464   10676
6/30/91     8843    9378    8769    9935
7/31/91     9092    9643    9199   10411
8/31/91     9142    9696    9012   10233
9/30/91     9360    9927    9520   10753
10/31/91    9200    9757    9655   10941
11/30/91    8970    9513    9204   10454
12/31/91    9604   10186    9680   10997
1/31/92     9543   10121    9473   10844
2/29/92     9392    9961    9134   10511
3/31/92     9069    9619    8531    9875
4/30/92     9221    9779    8571    9908
5/31/92     9634   10218    9145   10509
6/30/92     9675   10261    8712   10002
7/31/92     9291    9854    8489    9789
8/31/92     9533   10111    9021   10311
9/30/92     9493   10068    8843   10099
10/31/92    9009    9554    8379    9656
11/30/92    8958    9501    8458    9710
12/31/92    8989    9533    8502    9791
1/31/93     8968    9512    8501    9789
2/28/93     9150    9704     875   10089
3/31/93     9715   10303     952   10920
4/30/93    10653   11298   10424   11885
5/31/93    10794   11448   10644   12149
6/30/93    10532   11170   10478   12003
7/31/93    10875   11534   10845   12402
8/31/93    11702   12411   11431   13068
9/30/93    11813   12529   11173   12799
10/31/93   12035   12764   11518   13263
11/30/93   11279   11962   10511   12252
12/31/93   12217   12957   11270   13208
1/31/94    12913   13695   12223   14294
2/28/94    12903   13684   12189   14186
3/31/94    12419   13171   11664   13536
4/30/94    12701   13470   12159   13996
5/31/94    12509   13267   12089   14000
6/30/94    12610   13374   12260   14100
7/31/94    12822   13599   12378   14329
8/31/94    13155   13952   12671   14811
9/30/94    12983   13770   12272   14444
10/31/94   13437   14251   12680   14833
11/30/94   12509   13267   12071   14117
12/31/94   12549   13309   12146   14084
1/31/95    11656   12362   11680   13445
2/28/95    11571   12272   11646   13372
3/31/95    12315   13061   12373   14127
4/30/95    12655   13422   12838   14678
5/31/95    12634   13399   12685   14613
6/30/95    12931   13715   12462   14412
7/31/95    13378   14188   13238   15229
8/31/95    13165   13963   12733   14701
9/30/95    13388   14199   12982   14952
10/31/95   13101   13895   12633   14553
11/30/95   13176   13974   12985   14895
12/31/95   13517   14336   13508   15484
1/31/96    13591   14415   13563   15696
2/29/96    13591   14415   13609   15696
3/31/96    13772   14606   13898   15989
4/30/96    14176   15034   14302   16474
5/31/96    13942   14786   14039   16226
6/30/96    14059   14910   14118   16309
7/31/96    13676   14505   13705   15767
8/31/96    13666   14493   13735   15859
9/30/96    14032   14883   14100   16253
10/31/96   13841   14679   13956   16090
11/30/96   14426   15300   14511   16711
12/31/96   14368   15238   14325   16518
1/31/97    14114   14969   13823   16214
2/28/97    14169   15027   14049   16512
3/31/97    14213   15074   14100   16477
4/30/97    14323   15191   14175   16616
5/31/97    14963   15869   15097   17642
6/30/97    15558   16501   15930   18616
7/31/97    15735   16688   16188   18992
8/31/97    14820   15717   14979   17498
9/30/97    15713   16665   15818   18444
10/31/97   14676   15565   14602   16874
11/30/97   14588   15472   14453   16663
12/31/97   14702   15593   14579   16855
1/31/98    15101   16016   15246   17360
2/28/98    15957   16924   16224   18517
3/31/98    16849   17870   16724   19157
4/30/98    17131   18168   16856   19295
5/31/98    17154   18193   16774   18944
6/30/98    17009   18040   16901   18874
7/31/98    17492   18552   17073   19052
8/31/98    14879   15780   14958   16366
9/30/98    14420   15293   14499   16020
10/31/98   15526   16467   16010   17698

Graph reflects investment growth from end of month of fund commencement.

 *MSCI EAFE Index -- Morgan Stanley Capital International Europe, Australia, unmanaged index that represents the general performance of over 1,000 companies of the European, Australian and Far Eastern equity markets.

**MSWI Free XUSA Index -- All developed and emerging markets in the Morgan
  Stanley universe excluding the USA, with free versions of countries where they exist. Total of 47 countries currently included.

Total Return
As of 10/31/98
                          INTERNATIONAL GROWTH    INTERNATIONAL GROWTH
                          Class A                 Class B
                                      Maximum                 Contingent
                          Net Asset   Offering    Net Asset   Deferred
                          Value       Price       Value       Charges
One Year                  5.79%       -0.28%      4.44%        .51%
Three Years               5.82%        3.76%      4.67%       3.75%
Five Years                5.23%        3.98%      4.54%       4.37%
Average Annual
Since Inception
5/18/90                   6.16%        5.42%      5.75%       5.75%

Portfolio Investments

Britain                           15.1%
Japan                             15.0%
France                            12.5%
Switzerland                        9.7%
Germany                            6.2%
Spain                              6.1%
Netherlands                        5.2%
Italy                              4.8%
United States                      4.2%
Ireland                            2.9%
Other Assets Net of Liabilities   18.3%

The performance data quoted represent past performance and are not indicative of future results. Total returns are historical and include the change in share price and reinvestment of dividends and capital gain distributions. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by shareholders. Class A performance with sales charge shows the effect of the maximum 5.75% sales charge applied at the beginning of the period.

The performance figures provided for Class B shares includes the performance of Class A shares of the Fund prior to the date that the Class B shares commenced operations. Class B share performance is adjusted to reflect the applicable contingent deferred sales charge payable by shareholders that redeem Class B shares at the end of the time periods shown. In addition, Class B shares are subject to an annual Rule 12b-1 fee of 0.75% of the average daily net assets of Class B shares, and other class-specific expenses. These Class B expenses are reflected in the performance data, but only for the period since the Class B shares commenced operations. (Prior performance of Class A shares has not been adjusted to reflect these expenses.)

Investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception. In such instances and without such waiver of fees, the total returns would have been lower.

Fee waivers are voluntary and may be modified or terminated at anytime.

International investing is subject to certain factors such as currency exchange rate volatility, possible political, social and economic instability, foreign taxation and differences in auditing and other financial standards.

VICTORY EQUITY FUNDS

The Victory Special Growth Fund

Small cap stocks have lagged the broader market for the past year, peaking out in April and leading the market down, most sharply during the third calendar quarter. Throughout the past year, as investors have been preoccupied with fears of a global recession and credit crunch, they have placed a counter-intuitive premium on the perceived safety and liquidity of large cap stocks. In more typical market times, a premium is usually placed on earnings growth. Currently, stocks with the strongest growth are selling at the cheapest multiples. This fall, small stocks hit their lowest valuations relative to large companies in thirty-five years.

There is no way to gild the lily; the past year was ugly for small-cap growth stocks and the Fund lagged the Russell 2000 Growth Index.* The two primary factors contributing to our underperformance were market capitalization and our definite tilt towards growth. The smaller the capitalization, generally the greater the loss.

We continue to actively trade positions, which is essential, especially in these turbulent markets. With three catalysts for small cap outperformance now in place: 1) superior earnings growth, 2) the lowest valuations in three decades and 3) the imminent decline in short-term interest rates, we expect to see a snap-back in performance similar to a coiled-spring releasing after being severely compressed. In the meantime, we are keeping an intense focus on the companies we own, firm in our conviction that the portfolio losses will be recoverable in the near future.

Total Return
As of 10/31/98
                                     Maximum
                         Net Asset   Offering
                         Value       Price
One Year                 -33.19%     -37.01%
Three Years               -1.18%      -3.11%
Average Annual
Since Inception
1/11/94                    2.79%       1.53%

Portfolio Investments

Basic Industries                   1.7%
Capital Goods                      0.1%
Consumer Cyclicals                19.7%
Consumer Staples                  24.9%
Energy                            10.2%
Financial                          3.5%
Technology                        27.6%
Utilities                          9.4%
Other Assets Net of Liabilities    2.9%

Victory Special Growth Fund
vs. Russell 2000
(Dollars in thousands)

1/31/94     9425   10000   10000
2/28/94     9576   10160    9964
3/31/94     8944    9490    9438
4/30/94     9255    9820    9494
5/31/94     8916    9460    9387
6/30/94     8426    8940    9068
7/31/94     8615    9140    9217
8/31/94     9076    9630    9731
9/30/94     9095    9650    9699
10/31/94    9227    9790    9660
11/30/94    8869    9410    9270
12/31/94    9148    9706    9519
1/31/95     8968    9515    9399
2/28/95     9252    9816    9790
3/31/95     9629   10217    9959
4/30/95     9950   10557   10180
5/31/95    10045   10657   10355
6/30/95    10498   11138   10892
7/31/95    11168   11849   11520
8/31/95    11253   11939   11758
9/30/95    11517   12220   11968
10/31/95   11149   11829   11433
11/30/95   11621   12330   11913
12/31/95   11970   12701   12227
1/31/96    11895   12621   12214
2/29/96    12471   13232   12595
3/31/96    12660   13432   12851
4/30/96    13566   14393   13539
5/31/96    14085   14944   14072
6/30/96    13254   14063   13494
7/31/96    11942   12671   12316
8/31/96    13066   13863   13031
9/30/96    13830   14674   13540
10/31/96   13349   14163   13331
11/30/96   13717   14554   13880
12/31/96   14134   14997   14244
1/31/97    14421   15301   14529
2/28/97    12988   13780   14177
3/31/97    11950   12679   13508
4/30/97    11574   12280   13545
5/31/97    13324   14137   15052
6/30/97    13937   14787   15697
7/31/97    15024   15940   16428
8/31/97    15854   16821   16804
9/30/97    17337   18394   18033
10/31/97   16101   17083   17241
11/30/97   15162   16087   17130
12/31/97   15215   16143   17429
1/31/98    14832   15736   17154
2/28/98    15799   16763   18423
3/31/98    16328   17324   19183
4/30/98    16430   17432   19289
5/31/98    14381   15259   18250
6/30/98    15439   16381   18288
7/31/98    13346   14160   16808
8/31/98     9846   10447   13544
9/30/98    10679   11331   14604
10/31/98   10758   11414   15199

Graph reflects investment growth from end of month of fund commencement.

*The Russell 2000 Index (Russell 2000) is a broad-based unmanaged index that represents the general performance of domestically traded common stocks of small- to mid-sized companies.

The performance data quoted represent past performance and are not indicative of future results. Total returns are historical and include the change in share price and the reinvestment of dividends and capital gains distributions, and unless indicated show the effect of the maximum 5.75% sales charge. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such cases and without such waiver of fees, the total returns would have been lower. Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue-chip" companies. Historically, smaller companies' stocks have experienced a greater degree of market volatility than average.

Fee waivers are voluntary and may be modified or terminated at anytime.

HOW TO READ YOUR FINANCIAL STATEMENT


This guide will assist you in extracting information from the report which is most important to you.

The Financial Statements summarize and describe the Fund's financial transactions. They are broken down into four different statements.


THE STATEMENT OF ASSETS AND LIABILITIES
Presents all of the assets and liabilities of each mutual Fund. This is each individual Fund's "balance sheet" as of the date of the statement.

1. Summary of the mutual fund's assets stated at market value including investments owned, dividends, interest and other amounts owed to each Fund by outside parties, and other assets owned by each fund.

2. Summary of all amounts owed by each Fund including distributions declared but not yet paid to shareholders and other amounts due to outside parties.

3. Summary of the amounts that comprise each Fund's net assets including capital, undistributed net investment income, unrealized gains from investments owned and realized gains from investments sold.

4. The number of shares owned by shareholders of each Fund.

5. The market worth of each mutual fund's total net assets divided by the number of outstanding shares.

6. The net asset value per share plus sales charges.


THE STATEMENT OF OPERATIONS
Presents the results of operating activities during the period.

1. Investment income includes dividend and interest income earned from holding investments.

2. Summary of expenses incurred by each Fund from its operations.

3. Summary of realized gains or losses from selling each Fund's investments and the change during the period in unrealized gains or losses from holding each Fund's investments.

4. Net change due to mutual fund operations.

HOW TO READ YOUR FINANCIAL STATEMENT

The Notes to Financial Statements provide explanatory information to the financial statements. These include information on accounting methods used by the mutual Fund, contractual arrangements between the Fund and its service providers, certain transactions affecting the Fund, and other general information about the Fund.


THE STATEMENT OF CHANGES IN NET ASSETS
Presents the activity that affects the value of total net assets of each Fund during the two most recent reporting periods.

1. See Statement of Operations.

2. Distributions declared to shareholders from net investment income or from net realized gains during the periods. Each Fund declares distributions based on investment income and taxable realized gains, which may differ from the Fund's operations for financial statement purposes. Thus, distributions may exceed net investment income or realized gains.

3. Dollar amount of mutual fund shares issued, reinvested and redeemed during the periods. Detail of this activity pertaining to Funds with two share classes is presented in the footnotes.

4. Compares total net assets as of the end of the current and prior periods.

5. Number of mutual fund shares issued, reinvested and redeemed during the periods. Detail of this activity pertaining to Funds with two share classes is presented in the footnotes.


THE FINANCIAL HIGHLIGHTS
Present changes in net asset value per share as well as certain ratios and supplementary data for the five most recent reporting periods.


1. The table presents changes in the net asset value per share caused by the Fund's investment activities and distributions.

2. Total return presents the historical return on an investment in the Fund throughout the period including changes in net asset value per share and reinvestment of dividends. The total return presented excludes sales charges.

3. Actual ratios of expenses and net investment income to average net assets during the period.

4. Hypothetical ratios of expenses and net investment income to average net assets during the period assuming no fee waivers or expense reimbursements had occurred.

5. Portfolio turnover presents the rate of investment activity. Higher turnover indicates more active investment purchases and sales.

THE VICTORY PORTFOLIOS                               Schedule of Investments
U.S. Government Obligations Fund                            October 31, 1998
(Amounts in Thousands)


                                            Principal           Amortized
Security Description                        Amount              Cost


U.S. Treasury Notes (19.6%)

5.63%, 11/30/98 (b)                         $ 25,000            $   25,002

5.75%, 12/31/98 (b)                           50,000                50,020

6.25%, 3/31/99 (b)                           100,000               100,295

6.38%, 4/30/99 (b)                           100,000               100,396

6.25%, 5/31/99 (b)                            50,000                50,198

6.00%, 6/30/99 (b)                            50,000                50,154

5.88%, 8/31/99 (b)                            50,000                50,154

Total U.S. Treasury Notes
(Amortized Cost $426,219)                                          426,219


Repurchase Agreements (80.4%)

Barclays de Zoete Wedd Securities, Inc.,
  5.40%, 11/2/98, (Collateralized by
  $94,681 various U.S. Government
  Securities, 0.00%-6.75%,
  4/29/99-7/31/99, market
  value -- $96,900)                           95,000                95,000

Chase Securities, Inc., 5.38%,
  11/2/98, (Collateralized by
  $89,275 U.S. Treasury
  Notes, 6.75%-8.75%,
  6/30/99-2/15/01, market
  value -- $96,901)                           95,000                95,000

Deutsche Bank,
  5.41%, 11/2/98, (Collateralized
  by $91,188 U.S. Treasury Notes,
  6.00%-8.00%, 8/15/99-5/15/01,
  market value -- $102,000)                  100,000               100,000

Donaldson-Lufkin Jenrette
  Securities Corp., 5.43%,
  11/2/98, (Collateralized by
  $510,402 various U.S.
  Government Securities,
  0.00%-7.50%, 11/15/98-2/15/26,
  market value -- $553,346)                  542,496               542,496

Goldman Sachs Group L.P.,
  5.38%, 11/2/98, (Collateralized
  by $62,401 U.S. Treasury Bond,
  9.25%, 2/15/16, market
  value -- $91,800)                           90,000                90,000

Greenwich Partners, 5.40%,
  11/2/98, (Collateralized by
  $95,495 U.S. Treasury Note,
  7.75%, 11/30/99, market
  value -- $102,001)                         100,000               100,000

Harris- Nesbitt Burns Securities,
  5.40%, 11/2/98, (Collateralized
  by $194,734 U.S. Treasury Notes,
  0.00%, 11/15/98-8/15/27, market
  value -- $91,800)                           90,000                90,000

Lehman Brothers, Inc., 5.45%,
  11/2/98, (Collateralized by
  $587,545 various U.S.
  Government Securities,
  5.75%-8.88%, 2/28/99-2/15/19,
  market value -- $550,800)                  540,000               540,000

Morgan Stanley Dean Witter, 5.38%,
  11/2/98, (Collateralized by $97,680
  U.S. Treasury Bill, 0.00%, 1/7/99,
  market value -- $96,910)                    95,000                95,000

Total Repurchase Agreements
(Cost $1,747,496)                                                1,747,496


Securities Purchased With Cash Collateral (3.6%)

Repurchase Agreements:

Prudential Bache Treasury
  5.21%, 12/31/98
  (Collateralized by $52,063
  various U.S. Government
  securities, 5.50%-12.75%,
  10/4/02-10/1/28, market
  value $53,105)                              52,063                52,063

Deutsche Bank, 5.21%, 11/30/98
  (Collateralized by $27,185
  Aames Mortgage Trust,
  6.37%, 6/15/27, Luberman's
  Mutual, 8.45%, 12/1/2097,
  market value $26,844)                       26,063                26,062


Total Securities Purchased
With Cash Collateral (Cost $78,125)                                 78,125

Total Investments (Amortized Cost
$2,251,840) (a) -- 103.6%                                        2,251,840

Liabilities in excess of other
assets -- (3.6)%                                                   (78,816)

TOTAL NET ASSETS -- 100.0%                                      $2,173,024

(a) Cost and value for federal income tax and financial reporting purposes are the same.
(b) All or a portion of this security was loaned as of October 31, 1998.

See notes to financial statements.

THE VICTORY PORTFOLIOS                                Schedule of Investments
Prime Obligations Fund                                       October 31, 1998
(Amounts in Thousands)

                                            Principal           Amortized
Security Description                        Amount              Cost


Bankers Acceptances (0.7%)

Toronto Dominion Bank Ltd.,
  5.49%, 12/17/98                           $10,267             $  10,195

Total Bankers Acceptances
(Amortized Cost $10,195)                                           10,195



Certificates of Deposit (7.3%)

Bankers Trust New York,
  5.70%, 3/5/99                              10,000                 9,997

Bankers Trust New York,
  5.84%, 4/30/99                             10,000                10,003

Canadian Imperial Bank of Commerce,
  5.74%, 4/1/99                              10,000                 9,998

Deutschbank,
  5.70%, 3/30/99                             10,000                 9,997

Harris Bank and Trust,
  5.54%, 11/2/98                              9,000                 9,000

National Westminster,
  5.74%, 4/28/99                              5,000                 5,000

Royal Bank of Canada,
  5.70%, 6/23/99                              6,000                 5,999

Societe Generale,
  5.25%*, 11/2/98                             5,000                 4,998

Societe Generale,
  5.33%*, 11/2/98                            25,000                24,990

Societe Generale,
  5.32%*, 11/2/98                            10,000                 9,995

Total Certificates of Deposit
(Amortized Cost $99,977)                                           99,977


Commercial Paper (58.1%)

Asset Securitization Capital Corp.,
  5.18%, 1/28/99                             10,000                 9,873

Asset Securitization Capital Corp.,
  5.10%, 2/12/99                             15,000                14,781

AVCO Financial Services,
  5.51%, 11/16/98                            17,000                16,961

AVCO Financial Services,
  5.44%, 11/20/98                            10,000                 9,971

Brown Forman Corp.,
  5.25%, 11/2/98                              5,000                 4,999

Brown Forman Corp.,
  5.49%, 11/12/98                             9,695                 9,679

Brown Forman Corp.,
  5.13%, 11/19/98                            12,975                12,942

Cannon USA, Inc.,
  5.36%, 11/6/98                             40,000                39,970

Delaware Funding Corp.,
  5.35%, 11/12/98                            24,000                23,961

Delaware Funding Corp.,
  5.50%, 11/20/98                            15,000                14,959

Delaware Funding Corp.,
  5.31%, 11/24/98                             5,038                 5,021

Delaware Funding Corp.,
  5.17%, 12/15/98                            10,000                 9,937

Delaware Funding Corp.,
  5.17%, 1/20/99                              5,203                 5,143

Diageo Capital PLC,
  5.48%, 12/1/98                              6,000                 5,973

Diageo Capital PLC,
  5.00%, 12/22/98                            15,000                14,894

Fleet Funding Corp.,
  5.51%, 11/2/98                             50,000                49,991

Fleet Funding Corp.,
  5.22%, 11/13/98                             4,636                 4,628

Fleet Funding Corp.,
  5.32%, 11/24/98                            10,000                 9,966

Fuji Photo Co. Ltd.,
  5.25%, 12/14/98                            15,000                14,906

General Electric Capital Corp.,
  5.75%, 11/2/98                             45,000                44,992

General Electric Capital Corp.,
  5.12%, 12/2/98                              6,000                 5,974

General Motors Acceptance Corp.,
  5.13%, 12/7/98                              7,000                 6,964

General Motors Acceptance Corp.,
  5.49%, 1/14/99                             20,000                19,781

Great Lakes Chemical Corp.,
  5.51%, 11/16/98                            10,000                 9,976

Iowa Student Loan Liquidity Corp.,
  5.35%, 11/20/98                            17,165                17,117

Iowa Student Loan Liquidity Corp.,
  5.25%, 12/17/98                             8,000                 7,946

Matson Navigation Co., Inc.,
  5.22%, 11/20/98                            10,000                 9,972

Mont Blanc Capital Corp.,
  5.52%, 11/5/98                             25,000                24,985

Mont Blanc Capital Corp.,
  5.47%, 11/20/98                            20,000                19,942

Mont Blanc Capital Corp.,
  5.39%, 12/15/98                            10,000                 9,934

Monte Rosa Capital Corp.,
  5.50%, 11/16/98                            25,000                24,943

Monte Rosa Capital Corp.,
  5.18%, 1/14/99                              4,580                 4,531

Monte Rosa Capital Corp.,
  5.22%, 1/21/99                             10,000                 9,883

Morgan Stanley Dean Witter,
  5.49%, 11/13/98                            25,000                24,954

Nalco Chemical Corp.,
  5.49%, 11/23/98                             5,000                 4,984

Rabobank Finance Corp.,
  5.73%, 11/2/98                             20,000                19,997

Redwood Receivables Corp.,
  5.18%, 12/10/98                            13,796                13,719

Saloman Smith Barney,
  5.10%, 12/10/98                            10,000                 9,945

Salomon Smith Barney,
  5.52%, 11/2/98                             20,000                19,997

Salomon Smith Barney,
  5.51%, 11/16/98                            10,000                 9,977

SBC Communications, Inc.,
  5.45%, 11/3/98                             10,000                 9,997

Sony Capital Corp.,
  5.22%, 12/10/98                             7,000                 6,961

Sony Capital Corp.,
  5.22%, 1/13/99                             25,000                24,735

Southern California Edison Co.,
  5.25%, 11/12/98                             5,000                 4,992

Southern California Edison Co.,
  5.25%, 11/18/98                            18,400                18,354

Texas Agricultural Finance Authority,
  5.25%, 1/11/99                              8,000                 7,917

Toronto Dominion,
  5.17%, 11/30/98                            10,000                 9,959

Toronto Dominion,
  5.24%, 12/2/98                             25,000                24,887

Transamerica Financial Corp.,
  5.48%, 12/23/98                            14,000                13,889

Transamerica Financial Corp.,
  5.07%, 1/21/99                             15,000                14,829

Weyerhauser Real Estate,
  5.05%, 11/20/98                            16,600                16,556

Xerox Corp.,
  5.17%, 12/3/98                             30,000                29,862

Xerox Corp.,
  5.19%, 12/10/98                            20,000                19,888

Total Commercial Paper
(Amortized Cost $801,894)                                         801,894


Corporate Bonds (26.7%)

Associates Corp., N.A.,
  6.75%, 6/28/99                              4,500                 4,523

Astro Aluminum,
  5.20%*, 11/5/98**,
  LOC National City Bank                      1,525                 1,525

Baylis Group Partnership,
  5.15%*, 11/4/98**,
  LOC Societe Generale                        2,980                 2,980

Beta Finance,
  4.79%*, 11/3/98                            10,000                10,000

Beta Finance,
  4.74%*, 11/3/98                            10,000                10,000

Carelife, Inc.,
  5.20%*, 11/5/98**,
  LOC National City Bank                      2,475                 2,475

CIT Group Holdings,
  5.88%, 12/15/98, MTN                        8,800                 8,800

Cleveland Steel Container,
  5.20%*, 11/5/98**,
  LOC National City Bank                      1,270                 1,270

Diageo Capital PLC,
  7.00%, 6/15/99                              7,713                 7,764

Dome Corp.,
  5.26%*, 11/4/98**,
  LOC Societe Generale                        2,820                 2,820

FCC National Bank,
  5.70%, 1/7/99                              10,000                10,000

Ford Motor Credit Corp.,
  5.63%, 12/15/98                             4,020                 4,019

Ford Motor Credit Corp.,
  8.45%, 12/30/98, MTN                        5,000                 5,020

General American Life Insurance,
  5.79%*, 12/31/98                           45,000                44,999

General Motor Acceptance Corp.,
  6.70%, 7/2/99, MTN                          5,000                 5,031

General Motors Acceptance Corp.,
  5.95%, 12/28/98, MTN                        5,000                 5,003

General Motors Acceptance Corp.,
  6.00%, 12/30/98, MTN                        9,980                 9,986

General Motors Acceptance Corp.,
  8.38%, 2/3/99, MTN                          5,000                 5,031

General Motors Acceptance Corp.,
  6.50%, 4/16/99, MTN                         5,000                 5,018

GMH Enterprises,
  5.20%*, 11/5/98**,
  LOC National City Bank                      1,475                 1,475

Highland Road Partners,
  5.20%*, 11/5/98**,
  LOC National City Bank                        950                   950

John Deere Capital Corp.,
  6.13%, 2/5/99, MTN                          4,000                 4,004

John Deere Capital Corp.,
  6.30%, 6/1/99                               8,965                 8,996

Lehman Brothers Holding, Inc.,
  5.47%*, 11/12/98, MTN                      10,000                10,000

Lehman Brothers Holding, Inc.,
  5.22%*, 11/23/98, MTN                      40,000                39,999

MCMC Pob LII,
  5.20%*, 11/5/98**,
  LOC National City Bank                      1,605                 1,605

Miami Valley,
  5.20%*, 11/5/98**, MTN                      2,000                 2,000

Morgan Guaranty Trust Co.,
  5.17%*, 11/27/98                           25,000                24,991

Morgan Stanley Dean Witter,
  5.63%, 3/1/99                               3,800                 3,798

Morgan Stanley Dean Witter,
  5.60%*, 12/15/98**, MTN                     8,000                 8,000

Norwest Financial Inc.,
  6.25%, 3/15/99                              2,500                 2,504

Olympic Steel Corp.,
  5.24%*, 11/5/98**,
  LOC Fifth Third Bank                          300                   300

Private Export Funding Corp.,
  4.45%*, 11/3/98                            13,500                13,486

Reichert Limited Partnership,
  5.20%*, 11/5/98**,
  LOC National City Bank                      2,980                 2,980

Richfield Technology Associates,
  5.20%*, 11/5/98**,
  LOC Star Bank                               4,500                 4,500

RKS LLC Health Care,
  5.30%*, 11/4/98**,
  LOC AmSouth Bank                            9,500                 9,500

Salomon Smith Barney,
  6.70%, 12/1/98                              4,530                 4,533

Salomon Smith Barney,
  7.43%, 12/30/98, MTN                        2,000                 2,006

Salomon Smith Barney,
  8.69%, 3/1/99, MTN                          4,000                 4,040

Salomon Smith Barney,
  6.25%, 10/1/99                             10,000                10,089

Sea River Maritime, Inc.,
  5.37%*, 11/2/98**,
  Guaranteed by Exxon Corp.                  13,600                13,600

SGS Tool,
  5.20%*, 11/5/98,
  LOC National City                           1,920                 1,920

Sharp Electronics,
  5.66%*, 11/4/98                               3,000                 3,000

Southwestern Ohio Steel,
  5.24%*, 11/5/98**,
  LOC Star Bank                               5,000                 5,000

Tell-Schipper Properties, Inc.,
  5.21%*, 11/5/98**,
  LOC Bank One                                1,320                 1,320

Transamerica Finance Corp.,
  5.45%*, 1/22/99**, MTN                     35,000                34,999

Zanetos Partnership Project,
  5.20%*, 11/5/98**,
  LOC National City Bank                      2,615                 2,615

Total Corporate Bonds
(Amortized Cost $368,474)                                         368,474


Municipal Bonds (1.2%)

Minnesota (0.2%):

Cloquet Industrial Facilities Revenue,
  Potlach Corp., 5.30%*,
  11/4/98, LOC Credit Suisse                  2,400                 2,400

Ohio (0.5%):

Cuyahoga County EDR,
  Gateway Arena Project,
  Series B, 5.14%*, 11/4/98**,
  LOC Canadian Imperial
  Bank of Commerce                            7,200                 7,200

Virginia (0.5%):

Industrial Developement
  Authority of Bedford,
  5.62%, 11/16/98,
  LOC Society Generale                        7,000                 7,000

Total Municipal Bonds
(Amortized Cost $16,600)                                           16,600


U.S. Government Agencies (3.8%)

Federal Home Loan Bank (1.4%):

4.52%*, 11/3/98                              20,000                19,964

Federal National Mortgage Assoc. (2.0%):

5.40%, 12/30/98,
  Callable 11/2/98 @ 100                     10,000                 9,993

5.60%, 4/22/99, MTN                          17,000                17,044
                                                                   27,037

Student Loan Marketing Assoc. (0.4%):

4.38%*, 11/3/98**                             5,000                 4,990

Total U.S. Government Agencies
(Amortized Cost $51,991)                                           51,991

Repurchase Agreements (2.2%)

Paine Weber, 5.40%, 11/2/98,
  (Collateralized by $38,160
  various U.S. Government
  securities, 0.00%,
  4/15/03-10/15/04, market
  value -- $30,768)                          30,162                30,162

Total Repurchase Agreements
(Cost $30,162)                                                     30,162

Total Investments
(Amortized Cost $1,379,293) (a) -- 100.0%                       1,379,293

Liabilities in excess of other assets -- 0.0%                        (580)

TOTAL NET ASSETS -- 100.0%                                     $1,378,713


(a) Cost and value for federal income tax and financial reporting purposes are the same.
 * Variable rate securities having liquidity agreements. The interest rate, which will change periodically, is based upon an index of market interest rates. The rate reflected on the Schedule of Investments is the rate in effect at October 31, 1998. The date reflects the next rate change date.
** Put and demand features exist allowing the Fund to require repurchase of the investment within variable time periods less than one year.
EDR -- Economic Development Revenue
LOC -- Letter of Credit
MTN -- Medium Term Note

See notes to financial statements.

THE VICTORY PORTFOLIOS                                Schedule of Investments
Financial Reserves Fund                                      October 31, 1998
(Amounts in Thousands)


                                            Principal           Amortized
Security Description                        Amount              Cost


Bankers Acceptances (2.4%)

Bank of Hawaii,
  5.20%, 11/18/98                           $ 4,000             $  3,990

Bank of Hawaii,
  5.43%, 12/16/98                             5,350                5,314

Bank of Hawaii,
  5.43%, 12/17/98                             9,325                9,261

Total Bankers Acceptances
(Amortized Cost $18,565)                                          18,565


Certificates of Deposit (7.0%)

Bankers Trust New York,
  5.70%, 3/5/99                               5,000                4,999

Bankers Trust New York,
  5.84%, 4/30/99                              6,000                6,002

Canadian Imperial Bank of Commerce,
  5.74%, 4/1/99                              10,000                9,998

Deutschbank,
  5.70%, 3/30/99                              5,000                4,999

Harris Bank and Trust,
  5.54%, 11/2/98                              5,000                5,000

Royal Bank of Canada,
  5.70%, 6/23/99                              4,000                3,999

Societe Generale,
  5.33%*, 11/2/98                            20,000               19,992

Total Certificates of Deposit
(Amortized Cost $54,989)                                          54,989


Commercial Paper (38.0%)

Asset Securitization Capital Corp.,
  5.10%, 2/12/99                             20,000               19,708

AVCO Financial Services,
  5.44%, 11/20/98                            10,000                9,971

AVCO Financial Services,
  5.43%, 12/15/98                             9,000                8,940

Delaware Funding Corp.,
  5.35%, 11/12/98                            20,000               19,967

Delaware Funding Corp.,
  5.50%, 11/20/98                             5,504                5,488

Delaware Funding Corp.,
  5.20%, 12/1/98                              5,031                5,009

Fleet Funding Corp.,
  5.51%, 11/2/98                             10,000                9,998

Fleet Funding Corp.,
  5.22%, 11/13/98                            17,000               16,970

Fleet Funding Corp.,
  5.32%, 11/23/98                            10,643               10,608

Fuji Photo Co., Ltd.,
  5.25%, 12/14/98                            10,000                9,937

General Electric Capital Corp.,
  5.75%, 11/2/98                             25,000               24,997

General Electric Capital Corp.,
  5.50%, 11/4/98                              3,100                3,099

General Electric Capital Corp.,
  5.30%, 11/17/98                             4,500                4,489

General Electric Capital Corp.,
  5.22%, 12/17/98                             3,500                3,477

General Motors Acceptance Corp.,
  5.49%, 1/14/99                              5,000                4,944

Great Lakes Chemical Corp.,
  5.17%, 1/6/99                               9,500                9,410

Iowa Student Loan Liquidity Corp.,
  5.35%, 11/20/98                            10,000                9,972

Iowa Student Loan Liquidity Corp.,
  5.25%, 12/17/98                             3,789                3,764

McCormick & Co.,
  5.40%, 11/17/98                            10,000                9,976

Mont Blanc Capital Corp.,
  5.52%, 11/5/98                             10,000                9,994

Mont Blanc Capital Corp.,
  5.47%, 11/20/98                            20,000               19,942

Nalco Chemical Corp.,
  5.40%, 11/13/98                             5,000                4,991

Rabobank Finance Corp.,
  5.73%, 11/2/98                              5,000                4,999

Salomon Smith Barney,
  5.51%, 11/16/98                             5,000                4,989

Sony Capital Corp.,
  5.22%, 12/10/98                             6,000                5,967

Texas Agricultural Finance Authority,
  5.25%, 1/11/99                              6,000                5,938

Toronto Dominion,
  5.17%, 11/30/98                             5,000                4,979

Toronto Dominion,
  5.24%, 12/2/98                             25,000               24,887

Xerox Corp.,
  5.19%, 12/10/98                            21,000               20,882

Total Commercial Paper
(Amortized Cost $298,292)                                        298,292


Corporate Bonds (39.0%)

Associates Corp., N.A.,
  6.00%, 3/15/99                              3,000                3,003

Associates Corp., N.A.,
  6.75%, 6/28/99                              3,000                3,015

Austin Printing Co.,
  5.20%*, 11/5/98**,
  LOC Bank One                                1,735                1,735

Automated Packaging System,
  5.20%*, 11/5/98**,
  LOC National City Bank                      2,760                2,760

Bee Holdings, Inc.,
  5.20%*, 11/5/98**                           1,770                1,770

Beta Finance,
  4.79%*, 11/3/98                            10,000               10,000

Beta Finance,
  4.73%*, 11/3/98                            10,000               10,000

Buckeye Corrugated,
  5.20%*, 11/5/98**,
  LOC National City Bank                      3,025                3,025

Diageo Capital PLC,
  7.00%, 6/15/99                              3,375                3,410

FCC National Bank,
  5.70%, 1/7/99                               5,000                5,000

Ford Motor Credit Corp.,
  5.12%, 11/12/98                             7,500                7,488

Ford Motor Credit Corp.,
  5.47%, 11/24/98                             7,000                6,976

Ford Motor Credit Corp.,
  5.63%, 12/15/98                             4,000                3,999

Ford Motor Credit Corp.,
  8.00%, 1/15/99                              5,000                5,022

Ford Motor Credit Corp.,
7.90%, 5/17/99, MTN                           3,500                3,540

Galileo Corp.,
  5.30%*, 11/4/98**,
  LOC LaSalle Bank                           11,300               11,300

General American Life Insurance,
  5.79%*, 12/31/98                           35,000               34,999

General Motors Acceptance Corp.,
  6.63%, 3/22/99, MTN                         2,000                2,009

General Motors Acceptance Corp.,
  6.50%, 4/16/99, MTN                         5,000                5,018

Hancor, Inc.,
  5.20%*, 11/5/98**,
  LOC National City Bank                      1,050                1,050

IBM Credit Corp.,
  5.69%, 3/9/99, MTN                          3,000                3,000

Ivex of Delaware (Kama Project),
  5.30%*, 11/5/98**,
  LOC Societe Generale                        6,500                6,500

John Deere Capital Corp.,
  6.13%, 2/5/99, MTN                          3,000                3,003

John Deere Capital Corp.,
  6.30%, 6/1/99                               1,500                1,505

Legendary Properties,
  5.20%*, 11/5/98,
  LOC National City Bank                      1,400                1,400

Lehman Brothers Holding, Inc.,
  5.47%*, 11/12/98, MTN                       8,000                8,000

Lehman Brothers Holding, Inc.,
  5.22%*, 11/23/98, MTN                      22,000               22,000

Merrill Lynch,
  6.38%, 6/14/99, MTN                         5,000                5,018

Morgan Guaranty Trust Co.,
  5.17%*, 11/27/98                           15,000               14,995

Morgan Stanley Dean Witter,
  7.88%, 12/15/98                            11,500               11,527

Morgan Stanley Dean Witter,
  5.60%*, 12/15/98**, MTN                    15,000               15,000

Private Export Funding Corp.,
  4.45%*, 11/3/98                             2,250                2,247

Salomon Smith Barney,
  5.97*, 12/1/98, MTN                         5,800                5,802

Salomon Smith Barney,
  8.69%, 3/1/99, MTN                          3,000                3,030

Salomon Smith Barney,
  6.25%, 10/1/99                              6,500                6,558

Sea River Maritime, Inc.,
  5.37%*, 11/2/98**,
  Guaranteed by Exxon Corp.                  22,600               22,600

SGS Tool Co.,
  5.20%*, 11/5/98**,
  LOC National City Bank                      1,260                1,260

Shelbourne Realty,
  5.20%*, 11/5/98**,
  LOC Star Bank                               6,960                6,960

Transamerica Finance Corp.,
  5.60%, 11/30/98, MTN                        5,000                4,998

Transamerica Finance Corp.,
  5.74%, 12/9/98, MTN                         3,500                3,499

Transamerica Finance Corp.,
  5.45%*, 1/22/99**, MTN                     30,000               30,000

Zanetos Partnership Project,
  5.20%*, 11/5/98**,
  LOC National City Bank                      2,165                2,165

Total Corporate Bonds
(Amortized Cost $306,186)                                        306,186

Municipal Bonds (0.6%)

Virginia (0.6%):

Industrial Development
  Authority of Bedford,
  5.62%, 11/16/98,
  LOC Society Generale                        5,000                5,000

Total Municipal Bonds
(Amortized Cost $5,000)                                            5,000


U.S. Government Agencies (9.8%)

Federal Home Loan Bank (1.3%):
  4.52%*, 11/3/98                            10,000                9,982

Federal National Mortgage Assoc. (7.0%):

5.40%, 12/30/98,
  Callable 11/2/98 @ 100                     10,000                9,993

5.60%, 4/22/99, MTN                          10,400               10,426

4.35%*, 11/3/98                              15,000               15,000

4.30%*, 11/3/98                              20,000               20,001
                                                                  55,420

Student Loan Marketing Assoc. (1.5%):

4.38%*, 11/3/98**                            11,575               11,559

Total U.S. Government Agencies
(Amortized Cost $76,961)                                          76,961


Repurchase Agreements (3.1%)

Paine Weber, 5.40%, 11/2/98,
  (Collateralized by $33,904
  various U.S. Government
  securities, 0.00%-10.35%,
  2/8/04-4/15/19, market
  value $24,954)                             24,464               24,464

Total Repurchase Agreements
(Cost $24,464)                                                    24,464

Total Investments
(Amortized Cost $784,457) (a) -- 99.9%                           784,457

Other assets in excess of liabilities -- 0.1%                      1,063

TOTAL NET ASSETS -- 100.0%                                      $785,520

(a) Cost and value for federal income tax and financial reporting purposes are the same.
* Variable rate securities having liquidity agreements. The interest rate, which will change periodically, is based upon an index of market interest rates. The rate reflected on the Schedule of Investments is the rate in effect at October 31, 1998. The date reflects the next rate change date.
** Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time periods less than one year.
LOC -- Letter of Credit
MTN -- Medium Term Note

See notes to financial statements.


Statements of Assets and Liabilities
The Victory Portfolios                                              October 31, 1998
(Amounts in Thousands, Except Per Share Amounts)


                                                                        U.S. Government     Prime             Financial
                                                                        Obligations         Obligations       Reserves
                                                                        Fund                Fund              Fund
ASSETS:
Investments, at amortized cost                                          $  426,219          $1,349,131        $759,993
Repurchase agreements, at cost                                           1,825,621              30,162          24,464
         Total                                                           2,251,840           1,379,293         784,457
Cash                                                                            --                  --               1
Interest receivable                                                          8,633               5,575           4,640
Receivable for capital shares issued                                            --                   3              --
Prepaid expenses and other assets                                               16                  21               6
         Total Assets                                                    2,260,489           1,384,892         789,104

LIABILITIES:
Dividends payable                                                            8,196               5,359           3,192
Payable for return of collateral received                                   78,125                  --              --
Accrued expenses and other payables:
     Investment advisory fees                                                  649                 397             335
     Administration fees                                                        26                  17              11
     Shareholder service fees                                                   --                 274              --
     Shareholder service fees -- Select Shares                                 319                  --              --
     Custodian fees                                                             45                  28              19
     Accounting fees                                                             2                   1               1
     Transfer agent fees                                                        35                  24              15
     Other                                                                      68                  79              11
         Total Liabilities                                                  87,465               6,179           3,584

NET ASSETS:
Capital                                                                  2,173,023           1,378,697         785,526
Undistributed (distributions in excess of) net investment income                --                  16              --
Accumulated undistributed net realized gains
  (losses) from investment transactions                                          1                  --              (6)
         Net Assets                                                     $2,173,024          $1,378,713        $785,520
Net Assets
     Investor Shares                                                    $  571,104                  --              --
     Select Shares                                                       1,601,920                  --              --
         Total                                                          $2,173,024                  --              --
Outstanding units of beneficial interest (shares)
     Investor Shares                                                       571,076                  --              --
     Select Shares                                                       1,602,005                  --              --
         Total                                                           2,173,081           1,378,696         785,418
Net asset value
     Offering and redemption price per share                                    --            $   1.00          $ 1.00
     Offering and redemption price per share -- Investor Shares           $   1.00                  --              --
     Offering and redemption price per share -- Select Shares             $   1.00                  --              --


See notes to financial statements.


Statements of Operations
The Victory Portfolios                                                             For the Year Ended October 31, 1998
(Amounts in Thousands)

                                                                           U.S. Government     Prime           Financial
                                                                           Obligations         Obligations     Reserves
                                                                           Fund                Fund            Fund
Investment Income:
Interest income                                                            $108,781            $59,647         $44,124
Securities lending income                                                       106                 --              --
     Total Income                                                           108,887             59,647          44,124

Expenses:
Investment advisory fees                                                      6,865              3,674           3,885
Administration fees                                                           2,171              1,260             987
Shareholder service fees                                                         --              2,618              --
Shareholder service fees -- Select Shares                                     3,633                 --              --
Accounting fees                                                                 106                 98              94
Custodian fees                                                                  399                221             163
Legal and audit fees                                                            250                134              89
Trustees' fees and expenses                                                      54                 28              22
Transfer agent fees                                                             105                 77              44
Registration and filing fees                                                    112                102              17
Printing fees                                                                    94                110              --
Other                                                                           102                 30              18
     Total Expenses                                                          13,891              8,352           5,319
Expenses voluntarily reduced                                                     --                 --            (123)
     Net Expenses                                                            13,891              8,352           5,196
Net Investment Income                                                        94,996             51,295          38,928

Realized Gains from Investments:
Net realized gains (losses) from investment transactions                         22                 16               8
Change in net assets resulting from operations                             $ 95,018            $51,311         $38,936


See notes to financial statements.


The Victory Portfolios                                                             Statements of Changes in Net Assets
(Amounts in Thousands)


                                             U.S. Government                Prime                    Financial
                                             Obligations Fund          Obligations Fund             Reserves Fund

                                         Year            Year         Year         Year          Year           Year
                                         Ended           Ended        Ended        Ended         Ended          Ended
                                         October 31,     October 31,  October 31,  October 31,   October 31,    October 31,
                                         1998            1997 <F1>    1998         1997          1998           1997
From Investment Activities:
Operations:
     Net investment income               $    94,996     $   73,928   $   51,295   $    25,590   $    38,928    $    40,386
     Net realized gains (losses)
       from investment transactions               22             72           16            14             8             10
Change in net assets resulting
  from operations                             95,018         74,000       51,311        25,604        38,936         40,396

Distributions to Shareholders:
     From net investment income                   --             --      (51,295)      (25,590)      (38,928)       (40,213)
         Investor Shares                     (25,238)       (19,759)          --            --            --            --
         Select Shares                       (69,758)       (54,089)          --            --            --            --
     In excess of net investment income           --            (80)          --            --            --           (173)
     From net realized gains from
       investment transactions                    --             --          (14)          (13)           --            --
Change in net assets from
  distributions to shareholders              (94,996)       (73,928)     (51,309)      (25,603)      (38,928)       (40,386)

Capital Transactions:
     Proceeds from shares issued           4,231,821      4,097,261    3,531,074     1,535,027     1,578,862      1,739,900
     Dividends reinvested                     57,598         30,384       46,726        22,658         2,429          2,086
     Cost of shares redeemed              (3,808,025)    (3,793,926)  (2,935,538)   (1,317,256)   (1,596,421)    (1,709,344)
     Change in net assets from
       capital transactions                  481,394        333,719      642,262       240,429       (15,130)        32,642
Change in net assets                         481,416        333,791      642,264       240,430       (15,122)        32,652

Net Assets:
     Beginning of period                   1,691,608      1,357,817      736,449       496,019       800,642        767,990
     End of period                       $ 2,173,024    $ 1,691,608  $ 1,378,713   $   736,449   $   785,520   $    800,642

Share Transactions:
     Issued                                4,231,821      4,097,261    3,531,074     1,535,027     1,578,862      1,739,900
     Reinvested                               57,598         30,384       46,726        22,658         2,429          2,086
     Redeemed                             (3,808,025)    (3,793,926)  (2,935,538)   (1,317,256)   (1,596,421)    (1,709,344)
     Change in shares                        481,394        333,719      642,262       240,429       (15,130)        32,642

<F1> Effective January 8, 1997, the U.S. Government Obligations Fund designated the existing shares as Select
     Shares and commenced offering Investor Shares.


See notes to financial statements.


The Victory Portfolios                                                                                  Financial Highlights


                                                                  U.S. Government Obligations Fund

                                          Investor Shares             Select Shares

                                      Year         Period         Year         Year
                                      Ended        Ended          Ended        Ended            Year Ended October 31,
                                      October 31,  October 31,    October 31,  October 31,
                                      1998         1997<F2>       1998         1997<F2>     1996         1995<F3>   1994
Net Asset Value, Beginning of Period  $  1.000     $  1.000       $    1.000   $    1.000   $    1.000   $  1.000   $  1.000
Investment Activities
     Net investment income               0.050        0.041            0.048        0.047        0.049      0.052      0.032
Distributions Net investment income     (0.050)      (0.041)          (0.048)      (0.047)      (0.049)    (0.052)    (0.032)
     Net Asset Value, End of Period   $  1.000     $  1.000       $    1.000   $    1.000   $    1.000   $  1.000   $  1.000
Total Return                              5.12%        4.19%<F4>        4.86%        4.75%        4.96%      5.38%      3.30%
Ratios/Supplemental Data:
Net Assets, End of Period (000)       $571,104     $456,133       $1,601,920   $1,235,475   $1,357,817   $964,929   $412,048
Ratio of expenses to
  average net assets                      0.52%        0.56%<F5>        0.77%        0.74%        0.61%      0.58%      0.63%
Ratio of net investment income
  to average net assets                   5.03%        4.95%<F5>        4.78%        4.75%        4.84%      5.28%      3.20%
Ratio of expenses to
  average net assets<F1>                  <F6>         <F6>             <F6>         <F6>         <F6>       0.60%      0.80%
Ratio of net investment income
  to average net assets<F1>               <F6>         <F6>             <F6>         <F6>         <F6>       5.26%      3.03%

<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F2> Effective January 8, 1997, the Fund designated the existing shares as Select Shares and commenced offering Investor
     Shares.
<F3> Effective June 5, 1995, the Victory U.S. Treasury Money Market Portfolio merged into the U.S. Government Obligations
     Fund. Financial highlights for the periods prior to June 5, 1995 represent the U.S. Government Obligations Fund.
<F4> Not annualized.
<F5> Annualized.
<F6> There were no voluntary fee reductions during the period.


See notes to financial statements.


The Victory Portfolios                                                                               Financial Highlights


                                                                            Prime Obligations Fund

                                                                           Year Ended October 31,

                                                 1998               1997          1996           1995           1994
Net Asset Value, Beginning of Period             $    1.000        $  1.000       $ 1.000        $  1.000       $  1.000
Investment Activities
     Net investment income                            0.049           0.048         0.047           0.051          0.035
     Net realized losses from
       investment transactions                           --              --            --              --         (0.003)
         Total from Investment Activities             0.049           0.048         0.047           0.051          0.032
Distribution
     Net investment income                           (0.049)         (0.048)       (0.047)         (0.051)        (0.035)
Capital transactions                                     --              --            --              --          0.003<F2>
Net Asset Value, End of Period                   $    1.000        $  1.000       $ 1.000        $  1.000       $  1.000
Total Return                                           4.98%           4.89%         4.81%           5.26%          3.57%

Ratios/Supplemental Data:
Net Assets, End of Period (000)                  $1,378,713        $736,449      $496,019        $456,266       $782,303
Ratio of expenses to
  average net assets                                   0.80%           0.85%         0.87%           0.74%          0.62%
Ratio of net investment income
  to average net assets                                4.89%           4.79%         4.72%           5.09%          3.52%
Ratio of expenses to
  average net assets*                                  <F3>            <F3>          <F3>            <F3>           0.79%
Ratio of net investment income
  to average net assets*                               <F3>            <F3>          <F3>            <F3>           3.35%

<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F2> During 1994, KeyCorp made a capital contribution of approximately $2,506,000 for losses realized from the disposition of certain securities.
<F3> There were no voluntary fee reductions during the period.


See notes to financial statements.


The Victory Portfolios                                                                               Financial Highlights


                                                                        Financial Reserves Fund

                                                                         Year Ended October 31,

                                                  1998            1997          1996           1995<F2>      1994
Net Asset Value, Beginning of Period              $  1.000        $  1.000      $  1.000       $  1.000      $  1.000
Investment Activities
     Net investment income                           0.050           0.049         0.049          0.054         0.035
Distributions Net investment income                 (0.050)         (0.049)       (0.049)        (0.054)       (0.035)
Net Asset Value, End of Period                    $  1.000        $  1.000      $  1.000       $  1.000      $  1.000
Total Return                                          5.10%           5.04%         5.00%          5.50%         3.57%

Ratios/Supplemental Data:
Net Assets, End of Period (000)                   $785,520        $800,642      $767,990       $762,870      $433,266
Ratio of expenses to
average net assets                                    0.67%           0.67%         0.67%          0.60%         0.57%
Ratio of net investment income
to average net assets                                 5.01%           4.94%         4.89%          5.40%         3.48%
Ratio of expenses to
average net assets<F1>                                0.68%           0.71%         0.75%          0.76%         0.73%
Ratio of net investment income
to average net assets<F1>                             5.00%           4.90%         4.81%          5.24%         3.32%

<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F2> Effective June 5, 1995, the Victory Financial Reserves Portfolio became the Financial Reserves Fund.


See notes to financial statements.

THE VICTORY PORTFOLIOS                                Schedule of Investments
Tax-Free Money Market Fund                                   October 31, 1998
(Amounts in Thousands, Except Shares)

                                                 Shares or
                                                 Principal      Amortized
Security Description                             Amount         Cost


Commercial Paper (2.1%)

Washington (2.1%):

Port Seattle,
  3.25%, 11/6/98                                 $    9,635     $  9,635

Total Commercial Paper
(Amortized Cost $9,635)                                            9,635


Municipal Bonds (97.4%)

Alaska (0.5%):

North Slope Boro, Capital
  Appreciation, Series A, GO,
  0.00%, 6/30/99,
  MBIA                                                2,550        2,490

Arizona (1.4%):

Pima County, Industrial
  Development Authority, IDR,
  Brush Wellman Inc. Project,
  3.20%*, 11/5/98,
  LOC National City Bank                              1,500        1,500

Pinal County Industrial
  Development Authority,
  3.70%*, 11/2/98,
  LOC National Westminister                           4,400        4,400

State Transportation Board,
  Excise Tax Revenue,
  Maricopa County,
  5.00%, 7/1/99, AMBAC                                  500          505
                                                                   6,405

California (0.9%):

Higher Education, Student Loan
  Revenue, 3.80%, 6/1/01 **,
  LOC National Westminster                            4,000        4,000

Colorado (1.7%):

Arvada IDR, Sundstrand Corp.
  Project, 3.20%*, 11/5/98,
  LOC Union Bank of Switzerland                       1,000        1,000

Housing Finance Authority,
  3.15%*, 11/4/98, FNMA                               2,060        2,060

Housing Finance Authority,
  3.15%*, 11/4/98, FNMA                               2,675        2,675

Pitkin County, 3.70%*, 11/2/98,
  LOC First National Bank of Chicago                  2,000        2,000
                                                                   7,735

Connecticut (0.9%):

State GO, Series B,
  4.00%, 3/15/99                                      4,000        4,004

District of Columbia (0.2%):

District of Columbia,
  3.20%*, 11/5/98,
  LOC Bank One                                        1,000        1,000

Florida (0.7%):

Hillsborough County, Ringhaven,
  3.35%*, 11/5/98,
  LOC Mellon Bank                                     2,500        2,500

Tallahassee Utility, Revenue,
  Series B, 6.90%, 10/1/14,
  Callable 10/1/99 @ 102                                590          619
                                                                   3,119

Georgia (2.5%):

Burke County Development,
  3.05%*, 11/4/98,
  LOC FGIC Credit                                     7,300        7,300

Paulding County, GO,
  4.25%, 2/1/99                                       1,500        1,502

State Municipal Electric Authority,
  GO of Participants, 3.50%,
  11/9/98, LOC Credit Suisse                          3,000        3,000
                                                                  11,802

Illinois (7.0%):

Development Financial Authority,
  LaSalle Project, 3.10%*, 11/4/98,
  LOC American National
  Bank & Trust                                        6,700        6,700

Development Financial Authority,
  Illinois Power Co. Project,
  Series C, 3.20%*, 11/4/98, MBIA                     5,500        5,500

Development Financial Authority,
  Kindlon Partnership Project,
  3.20%*, 11/4/98,
  LOC Lasalle National Bank                           1,300        1,300

Development Financial Authority,
  Catherine Cook School Project,
  3.45%*, 11/4/98,
  LOC Harris Bank & Trust                             2,225        2,225

Hanover Park IDR,
  Spectra-Tech, Inc. Project,
  3.45%*, 11/5/98,
  LOC Harris Trust & Savings Bank                     1,685        1,685

Health Authority, Revolving Fund,
  3.10%*, 11/4/98,
  LOC First National Bank of Chicago                  2,000        2,000

Health Authority,
  Bensenville Home Society,
  3.10%*, 11/4/98,
  LOC American National
  Bank & Trust                                        1,100       1,100

Health Authority, Streeterville Corp.,
  Series A, 3.10%*, 11/4/98,
  LOC First National Bank
  of Chicago                                          1,000       1,000

Health Authority,
  University of Chicago,
  3.70%*, 11/2/98, MBIA                               1,200        1,200

Kankakee County IDR,
  Ivex Corp. Project,
  3.35%*, 11/5/98,
  LOC Societe Generale AMT                            3,500        3,500

Kendall & Kane County,
  4.30%, 12/21/98,
  LOC Bank One                                        1,000        1,001

State Development Financial
  Authority, EDR, CPL/Downers
  Grove Partnership,
  3.68%*, 11/3/98,
  LOC LaSalle National Bank                           4,400        4,400

State GO,
  5.13%, 12/1/98, FGIC                                1,000        1,001
                                                                  32,612

Indiana (7.0%):

Culver State Financial Authority,
  3.10%*, 11/4/98,
  LOC Chase Manhattan                                 1,000        1,000

Development Finance Authority,
  Revenue Bond,
  3.10%*, 11/4/98,
  LOC NBD Bank                                        1,000        1,000

Elkhart, EDR,
  3.75%*, 5/1/99,
  LOC Bank One                                          875          875

Financing Authority Health Facility
  Revenue, Baptist Homes of Indiana,
  3.15%*, 11/5/98,
  LOC Bank One                                        3,890        3,890

Franklin County, EDR,
  Davidson Industries, Inc. Project,
  Series A, 3.25%*, 11/5/98,
  LOC Bank One                                        1,600        1,600

Greenwood, EDR,
  Endress & Hauser Inc.,
  Series B, 3.35%*, 11/5/98,
  LOC Deutsche Bank AG                                1,100        1,100

Greenwood, IDR,
  Jacks Investments LLC
  Project, 3.25%*, 11/5/98,
  LOC Bank One AMT                                    2,170        2,170

Indianapolis, EDR,
  White Arts, Inc. Project,
  3.28%*, 11/5/98,
  LOC Fifth Third Bank                                4,300        4,300

Mooresville, Kendrick Memorial
  Hospital Project, 3.21%*, 11/5/98,
  LOC Huntington National Bank                        2,800        2,800

Noblesville, Rivers Edge Apartments
  Project, 3.15%*, 11/5/98,
  LOC Bank One                                        2,995        2,995

Plymouth, EDR,
  3.30%*, 11/5/98,
  LOC Star Bank                                       5,500        5,499

Scottsburg, EDR,
  Multi Color Project,
  3.70%*, 11/5/98,
  LOC PNC Bank                                        4,570        4,570

Wakarusa, EDR,
  MMM-Invest Inc. Project,
  3.15%*, 11/5/98,
  LOC Bank One                                          795          795
                                                                  32,594

Iowa (1.8%):

City of Urbandale,
  3.50%*, 11/2/98,
  Guaranteed by Principle
  Mutual Life Insurance Co.                           4,325        4,325

Financial Authority,
  Sauer-Sundstrand Co. Project,
  3.15%*, 11/4/98,
  LOC Bayerische Vereinsbank                          4,000        4,000
                                                                   8,325

Kansas (0.5%):

Fairway, IDR,
  J.C. Nichols Co., Inc.,
  3.50%*, 11/2/98,
  Guaranteed by Principle
  Mutual Life Insurance Co.                           2,300        2,300

Kentucky (6.2%):

Boone County,
  Industrial Building Revenue,
  Multi-Color Corp. Project,
  3.70%*, 11/5/98,
  LOC PNC Bank                                        2,975        2,975

Boone County,
  Industrial Building Revenue,
  Roman Catholic Diocese Project,
  3.25%*, 11/5/98,
  LOC Star Bank                                       1,350        1,350

Carroll County, IDR,
  Kentucky Ladder Co. Project,
  3.45%*, 11/4/98,
  LOC Bankers Trust Co.                               5,000        5,000

Covington Industrial Building Revenue,
  J & S Co. Project,
  4.10%, 12/1/98,
  LOC National City Bank                                160          160

Dayton Industrial Building Revenue,
  Woodcraft Manufacturing Co., Inc.
  Project, 3.38%*, 11/5/98,
  LOC Fifth Third Bank                                  630          630

Jefferson County,
  Industrial Building Revenue,
  Hamilton Printing, Inc. Project,
  3.28%*, 11/5/98,
  LOC Fifth Third Bank AMT                            4,500        4,500

Mayfield Multi-City Lease Revenue,
  3.25%*, 11/4/98,
  LOC PNC Bank                                       10,600       10,600

Somerset, Industrial Building Revenue,
  Glen Oak Lumber & Mining,
  3.25%*, 11/5/98,
  LOC Bank One AMT                                    2,505        2,505

State Rural Economic
  Development Authority,
  PB&S Chemical Co. Project,
  Revenue Bond, 3.35%*, 11/5/98,
  LOC Westdeutsche Landesbank AMT                     1,200        1,200
                                                                  28,920

Louisiana (2.6%):

Hammond IDR,
  Eckerds Warehouse Project,
  3.70%*, 11/2/98**,
  LOC Union Bank of Switzerland                       6,800        6,800

Public Facilities, Revenue,
  Franciscan Missionaries,
  4.50%, 7/1/99, LOC FSA                              4,415        4,439

Public Facilities, Revenue,
  Our Lady of Lourdes Regional
  Medical Center, 4.70%, 2/1/99, MBIA                 1,085        1,088
                                                                  12,327

Maine (1.1%):

State Public Utility Financing Bank,
  Public Utility Revenue,
  Maine Public Service Co. Project,
  3.25%*, 11/4/98,
  LOC Bank of New York AMT                            5,000        5,000

Michigan (4.7%):

Detroit City School District, GO,
  4.50%, 7/1/99                                       2,500        2,514

Municipal Bond Authority, Revenue,
  6.10%, 5/15/99                                        250          253

Plainwell Community School District,
  3.85%, 8/21/99                                      3,100        3,101

State Strategic, Consumer Power Co.
  Project, 3.70%*, 11/2/98,
  LOC Canadian Imperial Bank                          1,100        1,100

State Strategic, Fleet Engineers Inc.
  Project, 3.25%*, 11/5/98,
  LOC Comercia Bank                                   1,800        1,800

State Strategic, Merrill Group Project,
  3.25%*, 11/5/98,
  LOC Comerica Bank                                   4,000        4,000

State Strategic, Rospatch Corp.,
  3.60%*, 11/4/98,
  LOC Harris Bank & Trust AMT                         1,200        1,200

State Strategic, Thermal Transfer Inc.
  Project, 3.25%*, 11/5/98,
  LOC Comerica Bank                                   3,760        3,760

Wayne County Community College,
  GO, 4.00%, 4/1/99                                   4,000        4,004
                                                                  21,732

Minnesota (0.6%):

St.Cloud Housing & Redevelopment
  Authority, Webway Inc. Project,
  3.30%*, 11/5/98,
  LOC National City Bank                              2,745        2,745

Missouri (4.1%):

Cuba Industrial Development Authority,
  Imre & Carolyn Project,
  3.25%*, 11/5/98,
  LOC Bank One                                          920          920

Kansas City IDR,
  Century Avenue Association,
  3.80%*, 11/2/98,
  LOC Bank of America                                 3,900        3,900

Kansas City IDR, Multifamily Housing
  Revenue, J.C. Nichols Co. Project,
  3.50%*, 11/2/98,
  LOC Principle Mutual Life
  Insurance Co.                                       3,600        3,600

St. Louis County Industrial
  Development Authority,
  Friendship Village, Series B,
  3.20%*, 11/4/98,
  LOC LaSalle National Bank                           4,725        4,725

State Health Authority,
  3.70%*, 11/2/98, MBIA                               6,000        6,000
                                                                  19,145

New Hampshire (0.8%):

Merrimack County,
  TAN, 3.78%, 12/30/98                                3,750        3,750

New York (1.1%):

New York City, Municipal Water
  Finance Authority, Series A,
  3.70%*, 11/2/98, FGIC                               1,500        1,500

New York City, Sub-Series A-10,
  3.60%*, 11/2/98,
  LOC Morgan Guaranty Trust                           3,000        3,000

Oneida County, IDR,
  Mohawk Valley, Series A,
  3.85%, 2/1/99, FSA                                    500          500
                                                                   5,000

North Carolina (4.4%):

Medical Care, Common Health
  Care Facilities, 3.70%*, 11/2/98,
  LOC First Union National Bank                       3,400        3,400

Medical Care, Pooled Funding
Project, Series A,
3.70%*, 11/2/98,
LOC Nationsbank                                      17,285       17,285
                                                                  20,685

Ohio (10.2%):

Ashtabula County,
  Medical Center Project,
  Revenue Bond,
  3.15%*, 11/5/98,
  LOC Bank One                                        3,180        3,180

Cincinnati, TAN, Series C,
  4.50%, 12/1/98                                      6,725        6,729

Coshocton County,
  Hospital Facilities Revenue,
  3.15%*, 11/5/98,
  LOC Bank One                                        3,390        3,390

Cuyahoga County IDR,
  Decorp Project,
  3.15%*, 11/5/98,
  LOC Bank One                                        1,980        1,980

Erie County,
  Tax and Revenue Anticipation
  Notes, 4.38%, 12/31/98, GO                          2,500        2,502

Franklin County Hospital Revenue,
  Children's Hospital Project,
  Series B, 3.25%*, 11/5/98,
  LOC Bank One Columbus                               9,400        9,399

Geauga County, BAN,
  3.94%, 3/11/99                                      2,000        2,002

Huron GO, BAN,
  3.94%, 2/24/99                                      1,842        1,843

Lebanon GO, BAN,
  3.95%, 5/27/99,
  Callable 12/16/98 @ 100                               500          500

Marion County Hospital
  Improvement Revenue,
  Pooled Leasing Program,
  3.15%*, 11/5/98,
  LOC Bank One                                        2,660        2,660

Monroe, BAN,
  4.05%, 6/30/99                                        600          601

Monroe, BAN,
  4.05%, 6/30/99                                        400          401

St. Mary's City School District GO, BAN,
  3.99%, 2/23/99                                        250          250

State EDR, YMCA,
  3.15%*, 11/5/98,
  LOC Bank One                                        4,560        4,560

Warren County Health
  Care Facilities Revenue,
  3.15%*, 11/5/98,
  LOC FifthThird Bank                                 7,600        7,600
                                                                  47,597

Oklahoma (2.1%):

County Finance Authority, IDR,
  Perrine Office Project,
  3.40%*, 11/13/98, FGIC                              3,170        3,170

Development Financial Authority,
  Seaboard Farms Project, Revenue
  Bond, 3.25%*, 11/4/98,
  LOC Bank of New York                                5,000        5,000

Oklahoma County Finance Authority,
  IDR, Hutto-Carbon Office Project,
  3.40%*, 11/13/98, FGIC                              1,650        1,650
                                                                   9,820

Oregon (0.1%):

Tualatin Valley, Water Revenue,
  4.50%, 6/1/99, FSA                                    400          402

Pennsylvania (2.2%):

Apollo Ridge School District,
  TRAN, 4.09%, 6/30/99                                1,500        1,502

Cheltenham, TRAN,
  4.06%, 12/31/98                                     1,300        1,300

Erie County Hospital Authority,
  Mercy Terrace Project,
  3.15%*, 11/5/98                                     2,245        2,245

Monroe County Hospital Authority,
  Pocono Medical Center, Series C,
  3.15%*, 11/5/98,
  LOC PNC Bank                                        1,000        1,000

Quakertown General Authority,
  3.10%*, 11/10/98,
  LOC PNC Bank                                        4,400        4,400
                                                                  10,447
Tennessee (3.9%):

Johnson City Health,
  3.20%*, 11/4/98,
  LOC MBIA                                            8,000        8,000

McKenzie Industrial
  Development Board, IDR,
  Noma Outdoor Products, Inc.,
  Project, 3.25%*, 11/5/98,
  LOC Wachovia Bank & Trust AMT                       5,000        5,000

Memphis Shelby County,
  Birmingham Steel Corp. Project,
  3.30%*, 11/5/98,
  LOC PNC Bank                                        5,000        5,000
                                                                  18,000

Texas (4.9%):

Angelina & Neches River
  Authority Revenue,
  3.70%*, 11/2/98,
  LOC Credit Suisse                                   7,400        7,400

Angelina & Neches River
  Authority Revenue,
  3.70%*, 11/2/98,
  LOC Credit Suisse                                   3,400        3,400

Angelina & Neches River
  Authority Revenue,
  3.70%*, 11/2/98,
  LOC Credit Suisse                                   5,500        5,500

Canadian River Muni Revenue,
  Conjunctive Use Ground Water
  Project, 4.65%, 2/15/99, AMBAC                        225          226

Dallas County Utilities GO,
  7.00%, 2/15/99, MBIA                                  250          252

Houston, Water Systems Revenue Bond,
  4.75%, 12/1/98                                        400          400

Richardson Independent School
  District GO, Series B,
  6.88%, 2/15/99                                      3,795        3,828

San Antonio, Electric and Gas Revenue,
  6.00%, 2/1/14, ESC UST                              1,915        1,955
                                                                  22,961

Vermont (0.5%):

State GO,
  5.00%, 12/1/98, AMBAC                               2,500        2,503

Virginia (3.2%):

Colonial Heights,
  Philip Morris Cos. Project,
  3.20%*, 11/4/98                                     2,600        2,600

Richmond, Philip Morris Cos. Project,
  3.20%*, 11/4/98                                     1,700        1,700

Waynesboro, Residential Care Facility,
  3.70%*, 11/2/98,
  LOC First Union Bank                               10,700       10,700
                                                                  15,000

Washington (1.4%):

King County GO, Series C,
  4.00%, 6/1/99                                       4,110        4,115

Port Tacoma,
  4.80%, 11/1/98, AMBAC                                 500          500

Spokane County, Water Revenue,
  7.60%, 1/1/99, ESC UST                              2,000        2,012
                                                                   6,627

West Virginia (1.2%):

State Hospital Finance Authority,
  3.30%*, 11/4/98                                     5,700        5,700

Wisconsin (16.2%):

Antigo School District,
  TRAN, 3.53%, 10/29/99                               4,100        4,101

Appleton, IDR, Pensar Corp. Project,
  3.25%*, 11/5/98,
  LOC Bank One AMT                                      520          520

Burlington Community
  Development Authority,
  3.25%*, 11/5/98**,
  LOC Bank One                                        4,500        4,500

Crandon School District,
  TRAN, 3.81%, 10/5/99                                1,270        1,271

Cudahy School District,
  TRAN, 3.63%, 7/9/99                                 2,130        2,131

DC Everest Area School District,
  TRAN, 3.93%, 8/26/99                                2,500        2,501

East Troy School District,
  TRAN, 3.69%, 10/22/99                               2,400        2,401

Edgerton School District,
  TRAN, 3.50%, 10/29/99                               3,500        3,501

Evansville, Stoughton Trailers, Inc.,
  3.25%*, 11/5/98,
  LOC Bank One                                        5,980        5,979

Fort Atkinson,
  3.30%*, 11/5/98,
  LOC Bank One AMT                                    1,210        1,210

Freedom School District,
  TRAN, 3.65%, 10/29/99                               1,600        1,601

Grafton School District,
  TRAN, 3.60%, 6/30/99                                1,650        1,651

Greendale School District,
  TRAN, 3.60%, 9/24/99                                5,500        5,501

Janesville IDR,
  The Lamson & Sessions Co.,
  3.28%*, 11/5/98,
  LOC General Electric
  Capital Corp. AMT                                   2,800        2,800

Lake Mills School District,
  TRAN, 3.93%, 9/1/99                                 2,300        2,301

Mattoon IDR,
  3.25%*, 11/5/98,
  LOC Bank One                                        1,700        1,700

Mukwonago School District,
  TRAN, 3.98%, 8/27/99                                2,800        2,804

New Berlin IDR, Wenninger Project,
  3.30%*, 11/5/98,
  LOC Bank One AMT                                    1,250        1,250

New Richmond School District,
  TRAN, 3.56%, 11/1/99                                  825          825

Oak Creek, IDR,
  McAdams Graphics, Inc. Project,
  3.25%*, 11/5/98,
  LOC Bank One AMT                                    1,370        1,370

Oconomowoc School District,
  TRAN, 3.60%, 9/28/99                                7,000        7,003

Oshkosh IDR,
  Oshkosh Architectural Project,
  3.30%*, 11/5/98,
  LOC Norwest Bank AMT                                  940          940

Palmyra Eagle School District,
  TRAN, 3.73%, 10/4/99                                2,100        2,103

Plymouth IDR,
  Great Lakes Cheese, Inc. Project,
  3.25%*, 11/5/98,
  LOC Rabobank AMT                                    3,500        3,500

Seymour Community School,
  TRAN, 3.75%, 10/4/99                                3,250        3,253

Sheboygan Falls School District,
  TRAN, 3.72%, 10/1/99                                1,000        1,001

Slinger School District,
  TRAN, 3.59%, 9/28/99                                2,800        2,801

Valders School District,
  TRAN, 3.75%, 9/24/99                                1,700        1,701

Waukesha IDR,
  Alloy Products Corp. Project,
  3.25%*, 11/5/98,
  LOC Bank One AMT                                    1,500        1,500

Winneconne Community School District,
  TRAN, 3.75%, 10/25/99                               1,080        1,083
                                                                  74,803

Wyoming (0.8%):

Lincoln County, PacifiCorp Project,
3.60%, 11/19/98,
LOC Union Bank of Switzerland                         3,900        3,900
Total Municipal Bonds
(Amortized Cost $453,450)                                        453,450



Investment Companies (0.3%)
Federated Tax-Free
Money Market Fund                                $1,393,000     $  1,393
Total Investment Companies
(Cost $1,393)                                                      1,393
Total Investments
(Amortized Cost $464,478) (a) -- 99.8%                           464,478
Other assets in excess of liabilities -- 0.2%                      1,050
TOTAL NET ASSETS -- 100.0%                                      $465,528


(a) Cost and value for federal income tax and financial reporting purposes are the same.
  * Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Investments is the rate in effect at October 31, 1998. The date reflects the next rate change date.
 ** Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time periods less than one year.
AMBAC -- Insured by American Municipal Bond Assurance Corp.
AMT -- Alternative Minimum Tax
BAN -- Bond Anticipation Notes
EDR -- Economic Development Revenue
ESC UST -- Escrowed by U.S. Treasury Security
FGIC -- Insured by Financial Guaranty Insurance Corp.
FNMA -- Insured by Federal National Mortgage Assoc.
FSA -- Insured by Financial Security Assurance
GO -- General Obligation
IDR -- Industrial Development Revenue
LOC -- Letter of Credit
MBIA -- Insured by Municipal Bond Insurance Assoc.
TAN -- Tax Anticipation Note
TRAN -- Tax & Revenue Anticipation Note

See notes to financial statements.

THE VICTORY PORTFOLIOS                                Schedule of Investments
Ohio Municipal Money Market Fund                             October 31, 1998
(Amounts in Thousands, Except Shares)

                                                Shares or
                                                Principal       Amortized
Security Description                            Amount          Cost

Municipal Bonds (97.3%)

Michigan (0.5%):

Monroe County Economic
  Devolpment Corp., Detroit Edison,
  Series CC, 3.70%*, 11/2/98,
  LOC Barclays Bank PLC                         $     4,000     $  4,000

Missouri (0.6%):

State Health & Education Facilities
  Authority, Washington University,
  Series D, 3.70%*, 11/2/98,
  SPA Morgan Guaranty Trust                           4,500        4,500

New York (0.7%):

New York City, GO,
  3.60%*, 11/2/98,
  LOC Morgan Guaranty Trust                           5,400        5,400

Ohio (95.5%):

Akron Bath Copley Township Hospital,
  Visiting Nurse Services Inc. Project,
  3.20%*, 11/5/98,LOC National City Bank                545          545

Akron, Sewer System Revenue,
  3.70%, 12/1/98, FGIC                                  715          715

Ashland County, GO,
  4.00%, 8/5/99                                         500          501

Ashland County, Jail Construction,
  GO, 4.14%, 12/17/98                                 3,850        3,852

Ashland County, Jail Construction,
  GO, 4.20%, 12/17/98                                 2,200        2,201

Auglaize County, G.A.
  Wintzer & Son Co. Project,
  3.25%*, 11/5/98,
  LOC Bank One AMT                                    2,225        2,225

Avon, GO,
  4.10%, 7/1/99                                       1,040        1,042

Beavercreek,
  4.20%, 5/7/99                                         450          451

Bedford Heights, IDR,
  Olympic Steel Inc. Project,
  3.50%*, 11/4/98,
  LOC National City Bank                              1,400        1,400

Belmont County, GO,
  4.17%, 11/24/98                                     1,900        1,900

Belmont County, GO,
  3.86%, 9/9/99                                       1,000        1,002

Bowling Green, GO,
  3.93%, 12/3/98                                      3,200        3,200

Bowling Green, IDR,
  Lamson & Sessions Project,
  3.30%*, 11/5/98,
  LOC Mid American National Bank                      1,580        1,580

Bowling Green, IDR,
  Lamson & Sessions Project,
  3.23%*, 11/5/98,
  LOC General Electric Capital Corp.                  2,200        2,200

Brooklyn Heights, IDR,
  3.25%*, 11/5/98,
  LOC Bank One AMT                                      360          360

Brooklyn, IDR,
  Clinton Road Project, Series B,
  4.10%*, 11/2/98,
  LOC Bank One                                          485          485

Buckeye Local School District,
  Delaware County, GO,
  4.30%, 12/1/98, MBIA                                  200          200

Buckeye Local School District,
  Jefferson County, GO,
  4.50%, 12/1/98, AMBAC                                 250          250

Butler County,
  Hospital Facilities Revenue,
  3.18%*, 11/5/98,
  LOC Fifth Third Bank                                1,050        1,050

Butler County, Series C5,
  3.70%*, 11/4/98                                    10,000       10,000

Butler County,
  Wyndtree Apartments Project,
  3.90%, 1/1/99**, FGIC AMT                           5,000        5,000

Canton, GO,
  3.50%, 7/15/99                                      1,525        1,525

Centerville Health Care Revenue,
  Bethany Lutheran,
  3.15%*, 11/4/98,
  LOC PNC Bank                                        4,550        4,550

Cincinnati & Hamilton County Port
  Authority EDR, Bethesda One Ltd.,
  3.75%, 8/1/15**,
  LOC Bank One                                        1,025        1,025

Cincinnati & Hamilton IDR,
  4th Star Ltd. Partnership Project,
  4.05%*, 11/2/98,
  LOC PNC Bank                                        6,850        6,850

Clark County,
  4.10%, 5/12/99                                      1,405        1,407

Cleveland Airport Improvement,
  Series D, 3.20%*, 11/4/98,
  LOC Toronto Dominion Bank AMT                       1,500        1,500

Cleveland Heights, GO,
  3.88%, 8/26/99                                      2,771        2,775

Clinton County,
  3.25%*, 11/4/98,
  LOC Fifth Third Bank                               27,000       27,000

Clinton County,
  Airport Facilities Revenue,
  3.15%*, 11/5/98,
  LOC Wachovia Bank                                   6,700        6,700

Columbiana County, IDR,
  C & S Land Co. Project,
  3.25%*, 11/5/98,
  LOC Bank One AMT                                    3,150        3,150

Cuyahoga County, Cleveland Clinic,
  3.70%*, 11/2/98,
  SPA Bank of America                                 5,500        5,500

Cuyahoga County, Cleveland Clinic,
  Series A, 3.15%*, 11/4/98,
  SPA Chase Manhattan Bank                           30,265       30,266

Cuyahoga County, EDR,
  Crestmont-Cleveland Partnership
  Project, 3.40%*, 4/15/99,
  LOC Bank One                                          440       440

Cuyahoga County, GO, Series D,
  4.00%, 5/12/99                                      1,000        1,001

Cuyahoga County,
  Hospital Revenue Bond,
  Cleveland Clinic,
  3.15%*, 11/4/98,
  SPA Bank of America                                 1,400        1,400

Cuyahoga County, Hospital Revenue,
  Series B, 3.15%*, 11/4/98,
  SPA Bank Of America, AMBAC                         14,300       14,300

Cuyahoga County, IDR,
  Allen Group Project,
  3.10%*, 11/4/98,
  LOC Dresdner Bank AG AMT                            2,700        2,700

Cuyahoga County, IDR,
  Interstate Diesel,
  3.60%*, 11/6/98,
  LOC Huntington National Bank                          330          330

Cuyahoga County, IDR,
  Landerhaven Executive Project,
  3.40%*, 11/4/98,
  LOC Star Bank                                       2,145        2,145

Cuyahoga County, IDR,
  Premier Manufacturing. Corp.
  Project, 3.55%*, 11/4/98,
  LOC National City Bank AMT                            300          300

Cuyahoga County, IDR,
  Progressive Plastics Project,
  3.25%*, 11/5/98,
  LOC Bank One AMT                                    1,510        1,510

Cuyahoga County, IDR,
  Watt Printing Co. Project,
  3.25%*,11/5/98,
  LOC Bank One AMT                                    3,480        3,480

Cuyahoga County, Series A,
  3.15%*, 11/4/98,
  AMBAC, SPA Bank of America                          2,000        2,000

Cuyahoga Falls, GO,
  4.25%, 12/17/98                                     4,000        4,002

Cuyahoga Falls,
  Hospital Facilities Revenue,
  Portage Trail Care Center Project,
  3.30%*, 11/5/98,
  LOC Fifth Third Bank                                2,200        2,200

Cuyahoga Falls,
  Hospital Facilities Revenue,
  Portage Trail Care Center Project,
  3.30%*, 11/5/98,
  LOC Provident Bank                                  3,100        3,100

Dayton, GO,
  3.65%, 6/15/99                                      3,100        3,103

Deerfield Township, GO,
  4.00%, 6/30/99                                      1,200        1,202

Deerfield Township, GO,
  4.05%, 6/30/99                                        741          742

Delaware County, GO,
  3.85%, 7/27/99                                        845          845

Delaware County, GO,
  4.60%, 12/1/98                                        325          325

Dublin City School District, GO,
  3.99%, 4/14/99                                      5,000        5,009

East Cleveland City School District,
  GO, 3.88%, 4/27/99                                  4,310        4,321

Eastlake, GO,
  4.00%, 7/28/98                                        500          501

Eastlake, IDR,
  Astro Model Development Project,
  3.25%*, 11/5/98,
  LOC Bank One AMT                                    3,385        3,385

Erie County, GO,
  4.25%, 6/1/99                                       1,000        1,003

Erie County, GO,
  4.13%, 11/23/98                                       600          600

Fairfield, GO,
  4.65%, 7/27/99 AMT                                    595          598

Fairlawn, GO,
  3.90%, 1/20/99                                      1,600        1,601

Findlay, GO,
  4.38%, 1/20/99                                        995          996

Fort Recovery Local School District,
  4.23%, 11/24/98                                     1,100        1,100

Franklin County Hospital Revenue,
  U.S. Health Corp., Series C,
  3.10%*, 11/5/98,
  LOC Morgan Guaranty Trust                           5,500        5,500

Franklin County Hospital,
  Holy Cross Health Systems,
  3.05%*, 11/5/98,
  SPA Morgan Guaranty Trust                           3,800        3,800

Franklin County,
  Health System Revenue,
  Health Care Facilities -- Wesley Glen,
  3.23%*, 11/5/98,
  LOC Fifth Third Bank                                2,800        2,800

Franklin County,Health System Revenue,
  Health Care Facilities -- Wesley Glen,
  3.23%*, 11/5/98,
  LOC Fifth Third Bank                                  980          980

Franklin County, Hospital Revenue,
  National Church Residences Project,
  3.30%*, 11/5/98,
  LOC Fifth Third Bank                                  880          880

Franklin County, Hospital Revenue,
  U.S. Health Corp., Series A,
  3.10%*, 11/5/98,
  LOC Morgan Guaranty                                 6,000        6,000

Franklin County, Housing Revenue,
  5.20%, 1/1/99,
  LOC Huntington National Bank                        4,800        4,811

Franklin County, IDR,
  Capitol South Community
  Redevelopment, 3.95%*, 11/2/98,
  LOC Huntington National Bank                        3,350        3,350

Franklin County, IDR,
  Jacobson Stores,
  3.95%*, 11/2/98,
  LOC Bank One                                        7,000        7,000

Franklin County, IDR,
  Media Inc. Project,
  4.10%*, 3/1/99,
  LOC Society National Bank                           1,770        1,770

Franklin County,
  Jefferson Chase Apartment Project,
  3.85%, 12/1/98**,
  LOC Fifth Third Bank AMT                            4,500        4,500

Geauga County, GO,
  4.14%, 12/17/98                                     3,400        3,401

Geauga County, Health Care Facilities,
  Heather Hill Inc. Project, Series B,
  3.21%*, 11/5/98,
  LOC Bank One                                       10,025       10,025

Geauga County, IDR,
  Gold Key Processing Project,
  3.45%*, 11/4/98,
  LOC Fifth Third Bank AMT                            1,200        1,200

Georgetown, School District,
  4.19%, 12/18/98                                     1,200        1,200

Granville, GO,
  4.11%, 5/18/99                                        500          501

Greene County, GO, Series D,
  3.90%, 6/3/99                                      16,296       16,310

Greene County, Health Care,
  Friends Health Care Association,
  3.26%*, 11/5/98,
  LOC Bank One                                        3,885        3,885

Grove City, IDR,
  Cross Country Inns Inc.,
  3.15%*, 11/5/98,
  LOC Bank One                                        1,525        1,525

Hamilton County, EDR,
  Cincinnati Performing Arts,
  3.18%*, 11/5/98,
  LOC Fifth Third Bank                                1,300        1,300

Hamilton County, GO,
  5.10%, 12/1/98                                        250          250

Hamilton County,
  Hospital Facilities Revenue,
  Beechwood Home Project,
  3.20%*, 11/5/98,
  LOC Star Bank                                       4,000        4,000

Hamilton County,
  Multifamily Revenue,
  Forest Ridge Apartment Project,
  3.25%*, 11/5/98,
  LOC PNC Bank                                       10,000       10,000

Hamilton County,
  Multifamily Revenue,
  Pleasent Run Apartments Project,
  3.25%*, 11/5/98,
  LOC PNC Bank AMT                                    1,700        1,700

Highland Heights, GO,
  4.05%, 11/17/98                                     3,700        3,700

Huron County, IDR,
  American Baler Project,
  3.25%*, 11/5/98,
  LOC Bank One AMT                                    1,925        1,925

Jackson County, GO,
  3.62%, 10/14/99                                     1,000        1,003

Kent School District, GO,
  4.15%, 12/1/98, FGIC                                  200          200

Kenton, GO,
  3.94%, 4/8/99                                       1,000        1,001

Lake County, GO,
  4.00%, 5/27/99                                      1,000        1,001

Lake County, EDR,
  Lake County YMCA Project,
  3.15%*, 11/5/98,
  LOC Bank One                                        3,000        3,000

Licking County, IDR,
  Sunfield Inc. Project,
  3.25%*, 11/5/98,
  LOC Bank One AMT                                    1,495        1,495

Lisbon School District,
  4.00%, 9/2/99                                       1,400        1,403

Lorain County, EDR,
  Crestmont-Cleveland Partnership
  Project, 3.40%, 10/15/06**,
  LOC Bank One                                        1,040        1,040

Lorain County, IDR,
  French Creek Partners,
  3.30%*, 11/5/98,
  LOC Bank One                                          900          900

Lucas County, EDR,
  Maumee Valley Country Day School
  Project, 3.30%*, 11/5/98,
  LOC Mid American National
  Bank & Trust AMT                                    3,900        3,900

Lucas County, Health Facilities Revenue,
  Lutheran Homes Society Project,
  3.10%*, 11/5/98,
  LOC Bank One                                        4,600        4,600

Lucas County, Hospital Revenue,
  Sunshine Children's Home Project,
  3.20%*, 11/5/98,
  LOC National City Bank                                375          375

Lucas County, Hospital Revenue,
  Sunshine Children's Home Project,
  3.20%*, 11/5/98,
  LOC National City Bank                                455          455

Lucas County, IDR,
  Bunting Bearings Corp. Project,
  3.20%*, 11/5/98,
  LOC National City Bank                              1,590        1,590

Madison, School District, GO,
  4.25%, 1/27/99                                      1,255        1,256

Mahoning County,
  Healthcare Facilities Revenue,
  Copeland Oaks Project,
  3.15%*, 11/5/98,
  LOC Bank One                                        2,470        2,470

Mahoning County, IDR,
  Tru-Cut Die Corp. Project, Series B,
  3.15%*, 11/5/98,
  LOC Bank One                                          190          190

Mansfield, GO,
  3.79%, 9/30/99                                      1,200        1,203

Marion County,
  Hospital Improvement Revenue,
  Pooled Leasing Program,
  3.15%*, 11/5/98,
  LOC Bank One                                          130          130

Marion County,
  Hospital Improvement Revenue,
  Pooled Leasing Program,
  3.15%*, 11/5/98,
  LOC Bank One                                          395          395

Marion County,
  Hospital Improvement Revenue,
  Pooled Leasing Program,
  3.15%*, 11/5/98,
  LOC Bank One                                        1,800        1,800

Marion County,
  Hospital Improvement Revenue,
  Pooled Leasing Program,
  3.15%*, 11/5/98,
  LOC Bank One                                        1,515        1,515

Maumee, GO,
  4.15%, 7/15/99                                        900          902

Mayfield City School District, GO,
  4.00%, 3/16/99                                      1,700        1,702

Medina County, GO,
  3.97%, 9/1/99                                         445          446

Medina County, IDR,
  Nationwide One 1989 Project,
  3.90%, 5/1/04**,
  LOC Bank One                                          290          290

Medina County, IDR,
  Partners in Plastic Project,
  3.30%*, 11/5/98,
  LOC Bank One AMT                                      995          995

Mentor, GO,
  4.80%, 12/1/98                                        370          370

Mentor, GO,
  6.80%, 12/1/98                                        265          266

Monroe, GO,
  3.98%, 4/7/99                                       3,000        3,002

Monroe, GO,
  4.04%, 6/30/99                                        900          901

Monroe, GO,
  4.20%, 6/17/99                                        738          739

Monroe, GO,
  4.16%, 9/2/99                                         700          702

Montgomery County,
  Healthcare Facilities Revenue,
  Greater Dayton Area-MRI Project,
  3.25%*, 11/4/98,
  LOC Key Bank                                          490          490

Montgomery County, IDR,
  Citywide Development Corp. Project,
  3.25%*, 11/5/98,
  LOC Bank One AMT                                    2,350        2,350

Montgomery County, IDR,
  Town Centers Ltd. Partner Project,
  3.95%*, 11/15/98,
  LOC National City Bank                              1,730        1,730

Montgomery County, Solid Waste,
  5.00%, 11/1/98, MBIA                                1,290        1,290

Montgomery, IDR, Bethesda Two Ltd.,
  3.60%*, 11/5/98,
  LOC Huntington National Bank                        2,725        2,725

Morrow County, GO,
  3.91%, 9/8/99                                       3,600        3,609

Muskingum County, GO,
  3.20%*, 11/5/98,
  LOC Huntington National Bank                        1,195        1,195

North Baltimore, School District, GO,
  4.62%, 4/15/99                                        390          391

Northwood, GO,
  4.63%, 7/29/99                                      1,010        1,015

Orrville, IDR, Contours Inc. Project,
  3.55%*, 11/4/98,
  LOC National City Bank                                100          100

Orrville, IDR, Contours-Lessee Project,
  3.55%*, 11/4/98,
  LOC National City Bank                                100          100

Ottawa Hills, GO,
  3.88%, 5/12/99                                      4,500        4,501
  Painesville, GO,
  4.14%, 12/16/98                                       886          886

Paulding County, IDR,
  Countrymark Co-op. Inc. Project,
  3.30%*, 11/5/98,
  LOC Fifth Third Bank                                  400          400

Perrysburg, GO,
  4.50%, 8/19/99                                      2,030        2,039

Perrysburg, GO,
  4.60%, 11/19/98                                     3,300        3,301

Pickerington, GO,
  4.50%, 12/1/98, LOC AMBAC                             250          250

Pickerington, GO,
  4.04%, 1/22/99                                      3,400        3,403

Pickerington, GO,
  4.18%, 7/16/99                                        400          400

Pike County, Hospital Facilities Revenue,
  Bristol Village Project,
  3.30%*, 11/5/98,
  LOC Fifth Third Bank                                3,180        3,180

Pike County, Hospital
  Facilities Revenue,
  Bristol Village Project,
  3.30%*, 11/5/98,
  LOC Fifth Third Bank                                1,300        1,300

Reading IDR, General Tool Co.
  Project, 3.28%*, 11/5/98,
  LOC Provident Bank and
  Bank of Montreal                                    5,000        5,000

Revere, School District,
  4.40%, 12/10/98                                       940          940

Richland County, GO,
  4.17%, 6/10/99                                      1,485        1,488

Richland County, IDR,
  Mansfield Motel Partnership,
  3.25%*, 11/5/98,
  LOC Huntington National Bank                        3,150        3,150

Rickenbacker, Port Authority Revenue,
  3.15%*, 11/5/98,
  LOC Bank One                                        3,200        3,200

Rock Hill Local School District, GO,
  4.15%, 4/15/99                                      1,400        1,404

Rossford, GO,
  4.75%, 12/17/98                                     1,100        1,101

Salem Hospital Revenue,
  Community Hospital Project,
  3.15%*, 11/4/98,
  LOC Marine Bank                                     3,600        3,600

Scioto County, VHA Center Inc.
  Capital Assets, Series C,
  3.25%*, 11/4/98, AMBAC                              1,410        1,410

Seneca County,
  Hospital Facilities Revenue,
  St. Francis Home Inc. Project,
  3.15%*, 11/5/98,
  LOC National City Bank                              2,100        2,100

Shaker Heights, GO,
  3.90%, 3/12/99                                      2,260        2,262

Stark County,
  Health Care Facilities Revenue,
  St. Joseph Hospice Project,
  3.15%*, 11/5/98,
  LOC Bank One                                        2,180        2,180

State Air Quality,
  3.50%, 11/10/98, FGIC                               7,000        7,000

State Air Quality Development
  Authority Revenue, Pollution
  Control, Cleveland Electric,
  3.55%*, 11/14/97, FGIC                              7,000        7,000

State Air Quality Development
  Authority Revenue, Pollution
  Control, Cleveland Electric,
  3.55%*, 11/14/97, FGIC                              6,000        6,000

State Air Quality,
  3.85%, 10/1/29**,
  LOC FNB Chicago                                     4,655        4,655

State Air Quality, Series B,
  3.70%*, 11/2/98,
  LOC Morgan (J.P.)                                   1,000        1,000

State Building Authority,
  7.35%, 3/1/03**,
  Prerefunded 3/1/99 @ 102                            2,150        2,217

State Building Authority,
  Administrative Building Fund,
  Series A, 4.75%, 10/1/99                            1,000        1,012

State Building Authority,
  State Correctional Facilities,
  Series A, 5.10%, 10/1/99                            1,000        1,015

State Environmental
  Improvement Revenue, Newark
  Group Industries Inc. Project,
  3.40%*, 11/2/98,
  LOC Chase Manhattan Bank                            1,000        1,000

State Environmental
  Improvement Revenue, Newark
  Group Industries Inc. Project,
  3.20%*, 11/4/98,
  LOC Chase Manhattan Bank AMT                       13,000       13,000

State Higher Education Facilities
  Commission Revenue, Higher
  Education -- Mount Vernon
  Nazarene, 3.20%*, 11/5/98,
  LOC National City Bank                                900          900

State Higher Education Facilities
  Commission Revenue, Kenyon
  College, 3.15%*, 11/4/98,
  SPA FNB Chicago                                     4,000        4,000

State Higher Education Facilities
  Commission Revenue, Kenyon
  College Project, 3.15%*, 11/4/98                    5,900        5,900

State Higher Education Facilities
  Commission Revenue, Wilmington
  College Project, 3.15%*, 11/5/98,
  LOC Fifth Third Bank                                2,755        2,755

State Housing Finance Agency,
  3.80%, 3/1/99, GNMA AMT                            15,000       15,000

State Housing Finance Agency,
  Multifamily Housing Revenue,
  Hunters Glen Project,
  3.25%*, 11/5/98,
  LOC PNC Bank AMT                                    7,375        7,375

State IDR, Atlas Technicast Ltd. Project,
  3.25%*, 11/5/98,
  LOC Bank One                                        2,265        2,265

State IDR, Best Atlas Ltd. Project,
  3.25%*, 11/5/98,
  LOC Bank One                                        2,265        2,265

State IDR, Cincinnati Riverfront,
  3.30%*, 11/5/98,
  LOC PNC Bank                                          440          440

State Public Facilities Commission,
  Higher Education Capital Facilities,
  Series II-A, 5.20%, 5/1/99, AMBAC                   2,000        2,014

State Public Facilities Commission,
  Higher Education Capital Facilities,
  Series II-B, 4.63%, 12/1/98                         1,000        1,001

State Public Facilities Commission,
  Mental Health Facilities, Series II-A,
  4.63%, 12/1/98                                        500          500

State Water Development Authority,
  4.10%, 12/1/98, MBIA                                  450          450

State Water Development Authority,
  4.25%, 6/1/99                                         675          677

State Water Development Authority,
  Cleveland Electric, Series B,
  3.10%*, 11/4/98,
  LOC FNB Chicago                                    13,000       13,000

State Water Development Authority,
  PA Power Co. Project,
  3.15%*, 11/4/98,
  LOC FNB Chicago                                     5,800        5,800

State Water Development Authority,
  PCR, Cleveland Electric Illumating,
  Series A, 3.60%,11/10/98                            1,000        1,000

State Water Development Authority,
  PCR, Duquesne Light Co. Project,
  3.85%, 10/1/28**,
  LOC FNB Chicago                                    19,000       19,001

State Water Development Authority,
  Philip Morris Co. Inc. Project,
  3.15%*, 11/4/98                                    15,000       15,000

State Water Development Authority,
  Timken Co. Project,
  3.25%*, 11/4/98,
  LOC Wachovia Bank                                   5,500        5,500

State Water Development Authority,
  Timken Co. Project,
  3.20%*, 11/4/98,
  LOC Wachovia Bank                                   3,300        3,300

Streetboro, GO,
  3.60%, 10/7/99                                      4,540        4,546

Student Loan Funding Corp.,
  Cincinnati Student Loan Revenue,
  3.30%*, 11/4/98                                    10,000       10,000

Student Loan Funding Corp.,
  Cincinnati Student Loan Revenue,
  3.30%*, 11/4/98,
  LOC Bank Of America                                25,000       25,000

Student Loan Funding Corp.,
  Cincinnati Student Loan Revenue,
  3.10%*, 11/4/98,
  LOC Bank of America                                11,535       11,535

Summit County, GO,
  4.88%, 11/19/98, AMT                                5,000        5,003

Summit County, IDR,
  3.25%*, 11/5/98,
  LOC Bank One AMT                                    3,000        3,000

Summit County, IDR,
  Delco Corp. Project,
  3.30%*, 11/5/98,
  LOC National City Bank                              1,700        1,700

Summit County, IDR,
  Fiocca Inc. Project,
  3.23%*, 11/5/98,
  LOC Fifth Third Bank                                2,285        2,285

Summit County, IDR,
  Forest Manufacturing Co. Project,
  3.25%*, 11/5/98,
  LOC Fifth Third Bank                                  300          300

Summit County, IDR,
  Forest Manufacturing Co. Project,
  3.25%*, 11/5/98,
  LOC Bank One                                          535          535

Summit County, IDR,
  GO-JO Industries Inc, Project,
  3.15%*, 11/5/98,
  LOC Bank One                                        2,265        2,265

Summit County, IDR,
  L & W Manufacturing Project,
  3.90%*, 10/1/06**,
  LOC Bank One                                          205          205

Summit County, IDR,
  Raymond W. King Jr. Project,
  3.25%*, 11/5/98,
  LOC Bank One                                          900          900

Summit County, IDR,
  SSP Fittings Corp. Project,
  3.15%*, 11/5/98,
  LOC Bank One                                        1,575        1,575

Summit County, IDR, Texler Inc.
  Project, 3.80%*, 11/4/98,
  LOC Bank One                                          555          555

Summit County, IDR, Triscari Project,
  3.95%, 9/1/03**,
  LOC Bank One                                          315          315

Tallmadge, GO,
  3.85%, 6/23/99                                      1,600        1,601

Tiffin, GO,
  4.00%, 7/8/99                                       1,800        1,803

Toledo Lucas County,
  3.25%, 11/23/98,
  LOC Bank Of Nova Scotia                             8,000        8,000

Toledo Lucas County,
  3.30%*, 11/5/98,
  LOC PNC Bank                                        2,800        2,800

Toledo Lucas County, GO,
  3.25%, 11/23/98,
  LOC Bank Of Nova Scotia                             5,300        5,300

Toledo, IDR,
  Lucas County Port Authority,
  Frostbite Brands Inc. Project,
  3.70%*, 11/5/98,
  LOC Old Kent Bank & Trust                           2,110        2,110

Tri County North Local School District,
  4.20%, 7/22/99                                      1,500        1,505

Troy, EDR, L & CP Corp. Project,
  3.90%*, 12/1/98,
  LOC Societe Generale                                1,685        1,685

Trumbull County, IDR,
  Eliwood Engineered Casting,
  3.35%*, 11/5/98,
  LOC Mellon Bank                                     7,000        7,000

Trumbull County, IDR,
  McDonald Steel Corp Project,
  3.30%*, 11/5/98,
  LOC PNC Bank                                          300          300

Union County, GO,
  4.01%, 6/17/99                                      1,850        1,853

Upper Arlington, GO, Series A,
  3.65%, 12/1/98                                        350          350

Vermilion, IDR,
  Landover Properties Ltd.,
  3.10%*, 11/5/98,
  LOC Bank One                                        1,340        1,340

Warren County,
  Health Care Facilities Revenue,
  Otterbein Homes, Series B,
  3.15%*, 11/5/98,
  LOC Fifth Third Bank                               10,000       10,000

Washington County, GO,
  3.95%, 11/4/98                                      1,800        1,800

Wauseon, GO,
  4.62%, 5/20/99                                        385          386

Wayne County,
  Health Care Facilities Revenue,
  West View Manor Project,
  3.26%*, 11/5/98,
  LOC Fifth Third Bank                                4,940        4,940

West Clermont School District, GO,
  4.25%, 4/15/99                                      1,400        1,403

Westerville, EDR,
  American Ceramic Society,
  3.45%*, 11/5/98,
  LOC National City Bank                              2,110        2,110

Westlake, IDR, Logan Westlake Project,
  3.23%*, 11/5/98,
  LOC Fifth Third Bank                                1,640        1,640

Williams County, GO,
  4.63%, 5/13/99                                        310          311

Williams County, IDR,
  Letts Industries Inc. Project,
  3.25%*, 11/5/98,
  LOC NBD Bank                                        3,795        3,795

Wilmington, GO,
  4.26%, 12/21/98                                     1,200        1,201

Wood County, GO,
  3.30%*, 11/5/98                                     4,600        4,600

Wood County, EDR,
  Cast Masters Inc. Acquisition,
  3.35%*, 11/5/98,
  LOC Mid American National
  Bank & Trust                                        2,515        2,515

Wood County, EDR,
  Precision Aggregate II,
  3.35%*, 11/5/98,
  LOC Mid American National
  Bank & Trust                                        2,460        2,460

Wood County, IDR,
  Aluminite Ohio Inc. Project,
  3.35%*, 11/5/98                                     1,750        1,750

Wooster, IDR, Allen Group Inc.,
  3.25%*, 11/4/98,
  LOC Dresdner Bank AG                                  800          800

Wynford Local School District, GO,
  3.95%, 4/15/99                                      1,913        1,917

Wyoming City School District, GO,
  4.60%, 1/13/99                                     15,600       15,629
                                                                 717,351

Total Municipal Bonds
(Amortized Cost $731,251)                                        731,251


Investment Companies (2.2%)

Federated Ohio Municipal
  Cash Trust Fund                                16,476,400     $ 16,476

Total Investment Companies
(Cost $16,476)                                                    16,476

Total Investments
(Amortized Cost $747,727) (a) -- 99.5%                           747,727

Other assets in excess of liabilities -- 0.5%                      3,816
TOTAL NET ASSETS -- 100.0%                                      $751,543

(a) Cost and value for federal income tax and financial reporting purposes are the same.
 * Variable rate securities having liquidity agreements. The interest rate, which will change periodically, is based upon an index of market interest rates. The rate reflected on the Schedule of Investments is the rate in effect at October 31, 1998.
** Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time Periods less than one year.

AMBAC -- Insured by American Municipal Bond Assurance Corp.
AMT -- Alternative Minimum Tax Payer
EDR -- Ecomonic DevelopmentRevenue
FGIC -- Insured by Financial Guaranty Insurance Corp.
GNMA -- Insured by Government National Mortgage Assoc.
GO -- General Obligation
IDR -- Industrial Development Revenue
LOC -- Letter of Credit
MBIA -- Municipal Bond Insurance Association
SPA -- Standby Purchase Agreement

See notes to financial statements.

                                                                                   Statements of Assets and Liabilities
The Victory Portfolios                                                                                 October 31, 1998
(Amounts in Thousands, Except Per Share Amounts)


                                                                                                               Ohio
                                                                                            Tax-Free           Municipal
                                                                                            Money              Money
                                                                                            Market             Market
                                                                                            Fund               Fund
ASSETS:
Investments, at amortized cost                                                              $464,478           $747,727
Interest and dividends receivable                                                              2,476              5,909
Prepaid expenses and other assets                                                                  6                  5
         Total Assets                                                                        466,960            753,641

LIABILITIES:
Dividends payable                                                                              1,181              1,674
Accrued expenses and other payables:
     Investment advisory fees                                                                    153                235
     Administration fees                                                                           7                 11
     Shareholder service fees                                                                     53                126
     Custodian fees                                                                               12                 14
     Accounting fees                                                                               1                  1
     Transfer agent fees                                                                           9                 13
     Other                                                                                        16                 24
         Total Liabilities                                                                     1,432              2,098

NET ASSETS:
Capital                                                                                      465,532            751,538
Accumulated undistributed net investment income                                                   --                  5
Accumulated undistributed net realized gains (losses)
  from investment transactions                                                                    (4)                --
         Net Assets                                                                         $465,528           $751,543
Outstanding units of beneficial interest (shares)                                            465,530            751,534
Net asset value
     Offering and redemption price per share                                                $   1.00           $   1.00


See notes to financial statements.


                                                                                                Statements of Operations
The Victory Portfolios                                                               For the Year Ended October 31, 1998
(Amounts in Thousands)

                                                                                        Tax-Free             Ohio Municipal
                                                                                        Money Market         Money Market
                                                                                        Fund                 Fund
Investment Income:
Interest income                                                                         $19,235              $25,814
Dividend income                                                                             315                  320
     Total Income                                                                        19,550               26,134

Expenses:
Investment advisory fees                                                                  1,859                3,539
Administration fees                                                                         727                  918
Shareholder service fees                                                                  1,312                1,750
Accounting fees                                                                              94                   97
Custodian fees                                                                              112                  139
Legal and audit fees                                                                         67                   87
Trustees' fees and expenses                                                                  15                   21
Transfer agent fees                                                                          31                   42
Registration and filing fees                                                                 31                   32
Printing fees                                                                                13                   16
Other                                                                                        13                   20
     Total Expenses                                                                       4,274                6,661
Expenses voluntarily reduced                                                                (29)              (1,026)
     Net Expenses                                                                         4,245                5,635
Net Investment Income                                                                    15,305               20,499

Realized Gains from Investments:
Net realized gains (losses) from investment transactions                                     (4)                   5
Change in net assets resulting from operations                                          $15,301              $20,504


See notes to financial statements.


The Victory Portfolios                                                               Statements of Changes in Net Assets
(Amounts in Thousands)

                                                                       Tax-Free                  Ohio Municipal
                                                                   Money Market Fund              Money Market

                                                               Year            Year          Year            Year
                                                               Ended           Ended         Ended           Ended
                                                               October 31,     October 31,   October 31,     October 31,
                                                               1998            1997          1998            1997
From Investment Activities:
Operations:
     Net investment income                                     $    15,305     $  11,431     $    20,499     $  18,491
     Net realized gains (losses) from
       investment transactions                                          (4)           --               5           --
Change in net assets resulting from operations                      15,301        11,431          20,504        18,491

Distributions to Shareholders:
     From net investment income                                    (15,305)      (11,431)        (20,499)      (18,491)
     From net realized gains from investment transactions               --            (3)             --           --
Change in net assets from distributions to shareholders            (15,305)      (11,434)        (20,499)      (18,491)

Capital Transactions:
     Proceeds from shares issued                                 1,226,221       578,925     $ 1,429,349     1,046,897
     Dividends reinvested                                            8,862         5,978          16,522        14,588
     Cost of shares redeemed                                    (1,181,775)     (517,472)     (1,345,311)     (971,638)
Change in net assets from capital transactions                      53,308        67,431         100,560        89,847
Change in net assets                                                53,304        67,428         100,565        89,847

Net Assets:
     Beginning of period                                           412,224       344,796         650,978       561,131
     End of period                                             $   465,528     $ 412,224     $   751,543    $  650,978

Share Transactions:
     Issued                                                      1,226,221       578,925       1,429,349     1,046,897
     Reinvested                                                      8,862         5,978          16,522        14,588
     Redeemed                                                   (1,181,775)     (517,472)     (1,345,311)     (971,638)
Change in shares                                                    53,308        67,431         100,560        89,847


See notes to financial statements.


The Victory Portfolios                                                                              Financial Highlights

                                                                       Tax-Free Money Market Fund

                                                                         Year Ended October 31,

                                                  1998            1997          1996           1995          1994
Net Asset Value, Beginning of Period              $  1.000        $  1.000      $  1.000       $  1.000      $  1.000
Investment Activities
     Net investment income                           0.029           0.030         0.030          0.034         0.021
Distributions
     Net investment income                          (0.029)         (0.030)       (0.030)        (0.034)       (0.021)
Net Asset Value, End of Period                    $  1.000        $  1.000      $  1.000       $  1.000      $  1.000
Total Return                                          2.91%           3.07%         3.04%          3.42%         2.17%

Ratios/Supplemental Data:
Net Assets, End of Period (000)                   $465,528        $412,224      $344,796       $307,726      $198,561
Ratio of expenses to
  average net assets                                  0.80%           0.73%         0.78%          0.61%         0.60%
Ratio of net investment income
  to average net assets                               2.88%           3.03%         2.97%          3.36%         2.14%
Ratio of expenses to
  average net assets<F1>                              0.80%           0.74%         0.80%          0.62%         0.79%
Ratio of net investment income
  to average net assets<F1>                           2.88%           3.02%         2.95%          3.35%         1.95%

<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


See notes to financial statements.


The Victory Portfolios                                                                              Financial Highlights

                                                          Ohio Municipal Money Market Fund

                                                                      Two
                                                                      Months
                                      Year Ended October 31,          Ended            Year Ended August 31,
                                                                      October 31,
                                  1998        1997        1996        1995             1995<F2>    1994
Net Asset Value,
  Beginning of Period             $  1.000    $  1.000    $  1.000    $  1.000         $  1.000    $  1.000
Investment Activities
     Net investment income           0.029       0.030       0.030       0.006            0.033       0.021
Distributions
     Net investment income          (0.029)     (0.030)     (0.030)     (0.006)          (0.033)     (0.021)
Net Asset Value, End of Period    $  1.000    $  1.000    $  1.000    $  1.000         $  1.000    $  1.000
Total Return                          2.94%       3.01%       3.11%       0.55%<F3>        3.33%       2.10%

Ratios/Supplemental Data:
Net Assets, End of Period (000)   $751,543    $650,978    $561,131    $510,632         $502,453    $318,132
Ratio of expenses to
  average net assets                  0.80%       0.75%       0.67%       0.64%<F4>        0.63%       0.65%
Ratio of net investment income
  to average net assets               2.90%       2.97%       3.03%       3.31%<F4>        3.33%       2.08%
Ratio of expenses to
  average net assets<F1>              0.94%       0.94%       0.97%       0.92%<F4>        0.94%       0.76%
Ratio of net investment income
  to average net assets<F1>           2.76%       2.78%       2.73%       3.03%<F4>        3.02%       1.97%

<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F2> Effective June 5, 1995, the Victory Ohio Municipal Money Market Portfolio became the Ohio Municipal Money Market Fund.
<F3> Not annualized.
<F4> Annualized.


See notes to financial statements.

THE VICTORY PORTFOLIOS                                Schedule of Investments
Limited Term Income Fund                                     October 31, 1998
(Amounts in Thousands)

                                                 Principal      Market
Security Description                             Amount         Value


Asset Backed Securities (26.1%)

American Express Master Trust,
  5.38%, 9/15/00                                 $ 2,000        $  2,010

Caterpillar Financial Asset Trust,
  Series 1997-A, Class A3,
  6.45%, 5/25/03                                   3,000           3,090

Chase Manhattan Marine
  Owner Trust,
  6.14%, 1/17/05                                   3,000           3,062

Equicredit Home Equity Loan
  Trust, Series 1996-1, Class A3,
  6.19%, 12/15/10                                  1,000           1,007

Federal National Mortgage Assoc.,
  Series 1998-46, Class PJ,
  6.25%, 12/18/22, CMO                               329             332

Fleetwood Credit Corp Grantor Trust,
  Series 1994-B, Class A,
  6.75%, 3/15/10, CMO                              3,149           3,215

Fleetwood Credit Corp., Class A,
  6.64%, 9/15/12                                   1,513           1,574

Green Tree Home Improvement
  Loan Trust, Series 1997-E,
  Class HEA6, 6.62%, 1/15/29                       1,207           1,254

MBNA Master Credit Card Trust,
  Series 1997-F, Class A,
  6.60%, 11/15/04                                  2,000           2,122

Premier Auto Trust, Series 1998-4,
  Class A3, 5.69%, 6/8/02                          3,000           3,044

Premier Auto Trust, Series 1998-5,
  Class A3, 5.07%, 7/8/02                            500             503

Total Asset Backed Securities (Cost $20,845)                      21,213

Commercial Paper (16.3%)

Associates Corp., N.A.,
  5.70%, 11/2/98                                  13,293          13,293

Total Commercial Paper (Cost $13,293)                             13,293

Corporate Bonds (29.7%)

Automobiles (3.9%):

Ford Motor Credit Corp.,
  6.85%, 8/15/00                                   3,000           3,083

General Motors Acceptance Corp.,
  Global Bond, 6.75%, 2/7/02                         100             104
                                                                   3,187

Brokerage Services (1.9%):

Merrill Lynch & Co., Inc.,
  6.50%, 4/1/01                                    1,500           1,524

Chemicals -- General (3.9%):

E.I. Dupont de Nemour,
  6.50%, 9/1/02                                    3,000           3,158

Financial Services (3.7%):

Associates Corp. N.A.,
  6.00%, 6/15/00                                   3,000           3,030

Industrial Goods & Services (8.8%):

Burlington Resources, Inc.,
  7.15%, 5/1/99                                    2,000           2,020

McKesson Corp.,
  6.60%, 3/1/00                                    5,000           5,113
                                                                   7,133

Retail (2.5%):

Dayton Hudson Co.,
  5.95%, 6/15/10,
  Callable 6/15/00 @ 100                           2,000           2,025

Telecommunications (3.8%):

Ameritech Capital Funding,
  6.13%, 10/15/01                                  3,000           3,101

Utilities -- Electric & Gas (1.2%):

Northern States Power Co.,
  5.50%, 2/1/99                                    1,000           1,001

Total Corporate Bonds (Cost $23,669)                              24,159

Securities Purchased When Issued (1.6%)

Federal Home Loan Mortgage Corp. (0.9%):

6.00%, 15 Year TBA                                    78              78

6.50%, 30 Year TBA                                   148             149

7.00%, 30 Year TBA                                   425             433

7.50%, 30 Year TBA                                    68              70
                                                                     730

Federal National Mortgage Assoc. (0.7%):

6.00%, 15 Year TBA                                   150             150

6.50%, 15 Year TBA                                    74              75

6.50%, 30 Year TBA                                   154             155

7.00%, 15 Year TBA                                    16              16

8.00%, 30 Year TBA                                   136             141
                                                                     537

Total Securities Purchased When Issued
(Cost $1,269)                                                      1,267

U.S. Government Mortgage Backed (11.4%)

Federal Home Loan Mortgage Corp. (6.5%):

6.50%, 5/1/23                                      2,566           2,585

8.50%, 7/1/21                                        869             912

9.50%, 12/1/01                                     1,776           1,869
                                                                   5,366

Federal National Mortgage Assoc. (4.1%):

6.00%, 7/1/13-9/1/28                                 373             372

6.50%, 1/1/28-9/1/28                                 452             456

7.00%, 5/1/12-1/1/28                                 154             157

7.50%, 10/1/25-9/1/28                                216             220

8.50%, 5/1/12-11/1/17                                822             854

9.00%, 3/1/25                                      1,194           1,252
                                                                   3,311

Government National Mortgage Assoc. (0.8%):

7.00%, 12/15/23-9/15/28                              518             531

7.50%, 8/15/27-12/15/27                               89              91
                                                                     622

Total U.S. Government
Mortgage Backed (Cost $9,249)                                      9,299

U.S. Treasury Obligations (27.8%)

U.S. Treasury Notes (27.8%):

6.25%, 5/31/99                                     5,975           6,034

4.50%, 9/30/00                                     1,856           1,865

4.00%, 10/31/00                                    1,204           1,201

5.63%, 5/15/01                                       559             578

5.25%, 8/15/03                                     2,824           2,946

4.25%, 11/15/03                                   10,000           9,968

Total U.S. Treasury Obligations
(Cost $22,623)                                                    22,592

Total Investments (Cost $90,948) (a)-- 112.9%                     91,823

Liabilities in excess of other assets -- (12.9)%                 (10,480)

TOTAL NET ASSETS -- 100.0%                                      $ 81,343

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):
         Unrealized appreciation            $ 993
         Unrealized depreciation             (118)
         Net unrealized appreciation        $ 875

CMO -- Collateralized Mortgage Obligations
TBA -- To Be Announced

See notes to financial statements.

THE VICTORY PORTFOLIOS                                Schedule of Investments
Intermediate Income Fund                                     October 31, 1998
(Amounts in Thousands)

                                                     Principal  Market
Security Description                                 Amount     Value

Asset Backed Securities (16.2%)

American Express Credit Account
  Master Trust, Series 1997-1,
  Class A, 6.40%, 4/15/05                            $   605    $    625

Copelco,
  6.47%, 4/20/05                                       3,550       3,720

Federal National Mortgage Assoc.,
  Series 1988-26, Class C,
  7.50%, 7/25/18, CMO                                    285         291

Federal National Mortgage Assoc.,
  Series 1998-46, Class PJ,
  6.25%, 12/18/22, CMO                                 1,039       1,047

Ford Credit Auto Owner Trust,
  Series 1998-A, Class A3,
  5.65%, 10/15/01                                      4,190       4,220

Green Tree Home Improvement Loan
 Trust, Series 1997-E, Class HEA6,
  6.62%, 1/15/29                                       1,821       1,892

MBNA Master Credit Card Trust,
  Series 1998-D, Class A,
  5.80%, 12/15/05                                      2,000       2,051

Nationsbank Credit Card Master
  Trust, Series 1995-1, Class A,
  6.45%, 4/15/03                                       5,215       5,395

Premier Auto Trust, Series 1997-1,
  Class A4, 6.35%, 4/6/02                              3,300       3,429

Railcar Trust, Series 92-1,
  7.75%, 6/1/04, CMO                                   5,998       6,463

Residential Accredit Loans, Inc.,
  Series 1998-QS7, Class CB2,
  6.75%, 7/25/28, CMO                                  5,551       5,605

Residential Accredit Loans, Inc.,
  Series 1998-QS16, Class A1,
  6.50%, 11/29/28                                      2,525       2,542

Salomon Brothers Mortgage
  Securities VII, Series 1998-AQ1,
  Class A3, 6.56%, 6/25/28                             3,446       3,457

Toyota Auto Receivables Guarantor
  Trust, Series 1997-A, Class A,
  6.45%, 4/15/02, CMO                                    794         803

Total Asset Backed Securities (Cost $40,699)                      41,540

Commercial Paper (6.8%)

Associates Corp., N.A.,
  5.70%, 11/2/98                                      17,383      17,383

Total Commercial Paper (Cost $17,383)                             17,383

Corporate Bonds (34.7%)

Automobiles (0.4%):

Ford Motor Co.,
  9.00%, 9/15/01                                       1,000       1,104

Beverages (3.0%):

Coca-Cola Amatil Limited,
  6.50%, 9/4/03                                        1,700       1,715

Coca-Cola Enterprises, Inc.,
  6.63%, 9/30/02                                       5,775       6,046
                                                                   7,761

Broadcasting/Cable (0.9%):

Time Warner Inc.,
  7.75%, 6/15/05                                       2,190       2,395

Brokerage Services (0.5%):

Salomon Smith Barney Holdings,
  6.13%, 1/15/03                                       1,400       1,404

Chemicals -- General (0.3%):

E.I. duPont de Nemours,
  6.00%, 3/6/03                                          775         803

Electronic & Electrical -- General (2.5%):

Motorola, Inc.,
  5.80%, 10/15/08                                      2,520       2,520

Sony Corp.,
  6.13%, 3/4/03                                        3,850       3,951
                                                                   6,471

Electronics (1.7%):

Hitachi Credit Corp.,
  5.88%, 12/28/00                                      4,460       4,466

Entertainment (0.7%):

Loews Corp.,
  6.75%, 12/15/06                                      1,725       1,781

Financial Services (3.6%):

Amerus Life Holdings, Inc.,
  6.95%, 6/15/05                                       2,700       2,670

Associates Corp., N.A.,
  6.88%, 6/20/02                                         820         855

Associates Corp., N.A.,
  6.25%, 11/1/08                                       1,000       1,008

EOP Operating LP,
  6.75%, 2/15/08 (b)                                   1,430       1,337

Heller Financial,
 5.88%, 11/1/00                                        3,230       3,250
                                                                   9,120

Industrial Goods & Services (4.6%):

360 Communications Co.,
  7.50%, 3/1/06                                        4,455       4,889

John Deere Capital Corp.,
  5.85%, 1/15/01                                       1,450       1,468

USX Corp.,
  7.20%, 2/15/04                                       5,000       5,344
                                                                  11,701

Insurance (1.9%):

Liberty Mutual,
  8.20%, 5/4/07 (b)                                      630         719

Metropolitan Life Insurance Co.,
  6.30%, 11/1/03 (b)                                   1,500       1,534

Prudential Insurance,
  7.65%, 7/1/07                                        2,300       2,489
                                                                   4,742

Investment Company (1.1%):

D.R. Investments,
  7.10%, 5/15/02                                       2,750       2,908

Manufacturing -- Miscellaneous (0.8%):

Tyco International Group,
  6.13%, 6/15/01                                       2,000       2,035

Media (0.7%):

News America, Inc.,
  6.63%, 1/9/08                                        1,875       1,859

Oil-Integrated Companies (0.9%):

Union Oil Of Califoria,
  7.20%, 5/15/05                                       2,230       2,403

Retail (3.7%):

Dayton Hudson Co.,
  6.80%, 10/1/01                                       5,000       5,205

Dayton Hudson Co.,
  5.95%, 6/15/10,
  Callable 6/15/00 @ 100                               1,975       2,000

Federated Department Stores, Inc.,
  6.13%, 9/1/11,
  Callable 9/1/01 @ 100                                1,700       1,711

J.C. Penny & Co.,
  7.60%, 4/1/07                                          485         530
                                                                   9,446

Retail-Specialty Stores (1.3%):

AutoZone, Inc.,
  6.00%, 11/1/03                                       3,280       3,272

Telecommunications (4.1%):

GTE Corp.,
  6.36%, 4/15/06                                       1,590       1,662

MCI WorldCom, Inc.,
  7.55%, 4/1/04                                        1,725       1,876

Telecommunications, Inc.,
  8.25%, 1/15/03                                       6,300       6,969
                                                                  10,507

Tobacco & Tobacco Products (0.6%):

Philip Morris Cos., Inc.,
  7.00%, 7/15/05                                       1,470       1,545

Utilities -- Natural Gas (1.4%):

KN Energy, Inc.,
  6.65%, 3/1/05                                        2,000       2,002

Williams Cos., Inc.,
  6.20%, 8/1/02                                        1,465       1,511
                                                                   3,513

Total Corporate Bonds (Cost $87,292)                              89,236

Securities Purchased When Issued (1.9%)

Federal Home Loan Mortgage Corp. (1.1%):

6.00%, 15 Year TBA                                       261         262

6.50%, 30 Year TBA                                       458         461

7.00%, 30 Year TBA                                     1,445       1,472

7.50%, 30 Year TBA                                       486         498
                                                                   2,693

Federal National Mortgage Assoc. (0.8%):

6.00%, 15 Year TBA                                       715         717

6.50%, 15 Year TBA                                       467         473

7.00%, 15 Year TBA                                       214         218

8.00%, 30 Year TBA                                       670         692
                                                                   2,100

Total Securities Purchased When Issued
(Cost $4,798)                                                      4,793

U.S. Government Agencies (2.7%)

Federal Home Loan Mortgage Corp. (1.3%):

5.75%, 4/15/08                                         3,140       3,256

Federal National Mortgage Assoc. (1.4%):

6.54%, 10/3/05                                         3,410       3,680

Total U.S. Government Agencies
(Cost $6,659)                                                      6,936

U.S. Government Mortgage Backed (10.1%)

Federal Home Loan Mortgage Corp. (1.7%):

6.00%, 2/1/11                                            889         893

7.50%, 9/15/20                                           289         289

8.50%, 6/1/12-7/1/21                                   3,064       3,208
                                                                   4,390

Federal National Mortgage Assoc. (5.9%):

4.63%, 10/15/01                                        1,755       1,757

6.00%, 7/1/13-9/1/28                                   1,304       1,301

6.01%, 7/17/03                                         3,420       3,475

6.50%, 7/1/13-9/1/28                                   2,950       2,975

7.00%, 5/1/12-1/1/28                                     648         662

7.50%, 9/1/23-9/1/28                                     635         650

8.50%, 5/1/12-11/1/17                                  4,050       4,210
                                                                  15,030

Government National Mortgage Assoc. (2.5%):

7.00%, 12/15/23-9/15/28                                4,072       4,170

7.50%, 8/15/27-11/15/27                                  524         538

8.50%, 7/15/10                                             7           8

9.00%, 12/15/09                                        1,536       1,631
                                                                   6,347

Total U.S. Government Mortgage Backed
(Cost $25,572)                                                    25,767

U.S. Treasury Obligations (30.4%)

U.S. Treasury Notes (30.4%):

6.25%, 5/31/99                                         5,814       5,871

5.13%, 8/31/00                                        22,782      23,124

4.50%, 9/30/00                                         3,357       3,373

4.00%, 10/31/00                                        4,333       4,324

5.63%, 5/15/01                                         5,507       5,690

5.25%, 8/15/03                                         1,974       2,059

4.25%, 11/15/03                                        6,000       5,981

5.63%, 5/15/08                                        10,606      11,422

4.75%, 11/15/08                                       16,000      15,936

Total U.S. Treasury Obligations
(Cost $77,555)                                                    77,780

Total Investments (Cost $259,958) (a) -- 102.8%                  263,435

Liabilities in excess of other assets -- (2.8)%                   (7,168)

TOTAL NET ASSETS -- 100.0%                                      $256,267

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $60. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):
                          Unrealized appreciation        $3,876
                          Unrealized depreciation          (459)
                          Net unrealized appreciation    $3,417

(b) 144a security which is restricted as to resale to institutional investors.

CMO -- Collateralized Mortgage Obligation
TBA -- To Be Announced

THE VICTORY PORTFOLIOS                                Schedule of Investments
Fund for Income                                              October 31, 1998
(Amounts in Thousands)

                                                      Principal  Market
Security Description                                  Amount     Value

Asset Backed Securities (35.9%)

American Housing Trust, Series VIII,
  Class K, 9.00%, 1/25/21, CMO                        $1,007     $ 1,136

Federal National Mortgage Assoc.,
  Series 1988-4, Class Z,
  9.25%, 3/25/18, CMO                                    929         982

Federal National Mortgage Assoc.,
  Series 1998-46, Class PJ,
  6.25%, 12/18/22, CMO                                   481         485

General Electric Capital
  Mortgage Services, Inc.,
  7.00%, 3/25/08, CMO                                  1,000       1,015

Green Tree Financial Corp.,
  8.95%, 3/15/20, CMO                                    500         551

Green Tree Home Improvement
  Loan Trust, Series 1997-E,
  Class HEA6, 6.62%, 1/15/29                             655         680

Housing Securities, Inc.,
  7.25%, 4/25/08, CMO                                  1,517       1,583

Prudential Home Mortgage Securities,
  7.00%, 1/25/08, CMO                                  1,022       1,050

Resolution Trust Corp.,
  8.20%, 11/25/21, CMO                                   744         742

Salomon Brothers Mortgage
  Securities VII, Series 1996-LB2,
  Class A7, 7.65%, 10/25/26, CMO                         654         697

Salomon Brothers Mortgage
  Securities VII, Series 1998-AQ1,
  Class A3, 6.56%, 6/25/28                               305         306

The Money Store Home Equity Trust,
  Series 1998-A, Class AF3,
  6.13%, 9/15/16                                         750         753

The Money Store Home Equity
  Trust, Series 1995-B, Class A5,
  7.23%, 12/15/20                                        315         332

Total Asset Backed Securities (Cost $9,986)                       10,312

Commercial Paper (6.0%)

Associates Corp., N.A.,
  5.70%, 11/2/98                                         830         830

Ford Motor Credit Corp.,
  5.51%, 11/2/98                                         900         900

Total Commercial Paper (Cost $1,730)                               1,730

Securities Purchased When Issued (8.8%)

Federal Home Loan Mortgage Corp. (4.1%):

6.00%, 15 Year TBA                                        91          91

6.50%, 30 Year TBA                                       257         259

7.00%, 30 Year TBA                                       664         677

7.50%, 30 Year TBA                                       139         142
                                                                   1,169

Federal National Mortgage Assoc. (2.8%):

6.00%, 15 Year TBA                                       552         554

8.00%, 30 Year TBA                                       259         267
                                                                     821

Government National Mortgage Assoc. (1.9%):

6.50%, 30 Year TBA                                       538         544

Total Securities Purchased When Issued
(Cost $2,539)                                                      2,534

U.S. Government Agencies (2.5%)

Federal Home Loan Bank (2.5%):

5.68%, 12/3/07                                           675         726

Total U.S. Government Agencies (Cost $675)                           726

U.S. Government Mortgage Backed (46.4%)

Federal Home Loan Mortgage Corp. (7.6%):

6.50%, 5/1/23                                            410         414

8.50%, 5/1/17-7/1/21                                     429         450

9.50%, 12/1/01-12/1/22                                 1,136       1,200

10.00%, 2/1/17-9/1/19                                    103         111

12.00%, 10/1/10-7/1/14                                     9           9
                                                                   2,184

Federal National Mortgage Assoc. (10.8%):

6.00%, 7/1/13-9/1/28                                     334         333

6.50%, 7/1/13-9/1/28                                   1,351       1,364

7.00%, 5/1/12-7/1/28                                     306         312

7.50%, 10/1/25-9/1/28                                    362         369

8.50%, 5/1/12-11/1/17                                    545         568

9.50%, 11/1/19                                            15          16

10.00%, 5/1/13-11/1/18                                    62          66

12.00%, 8/1/13                                            11          12

13.00%, 12/1/12                                           33          38
                                                                   3,078

Government National Mortgage Assoc. (28.0%):

7.00%, 12/15/23-9/15/28                                1,711       1,752

7.50%, 12/15/23-3/15/28                                1,037       1,067

8.00%, 3/15/08-10/15/27                                1,857       1,923

9.00%, 10/15/09                                          842         896

9.50%, 8/15/17-9/20/20                                   702         751

10.00%, 3/15/16-8/15/25                                1,400       1,520

10.25%, 3/15/19-6/15/19                                   58          63

10.50%, 2/15/16                                           13          15

11.00%, 9/20/14                                           61          67
                                                                   8,054

Total U.S. Government Mortgage Backed
(Cost $13,139)                                                    13,316

U.S. Treasury Obligations (2.1%)

U.S. Treasury Notes (0.1%):

5.13%, 8/31/00                                            23          23

U.S. Treasury Strips (2.0%):

0.00%, 8/15/20                                         2,000         588

Total U.S. Treasury Obligations (Cost $459)                          611

Total Investments (Cost $28,528) (a) -- 101.7%                    29,229

Liabilities in excess of other assets -- (1.7)%                     (486)

TOTAL NET ASSETS -- 100.0%                                       $28,743

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):
                            Unrealized appreciation          $765
                            Unrealized depreciation           (64)
                            Net unrealized appreciation      $701

CMO -- Collateralized Mortgage Obligation
TBA -- To Be Announced

See notes to financial statements.

THE VICTORY PORTFOLIOS                                Schedule of Investments
Government Mortgage Fund                                     October 31, 1998
(Amounts in Thousands)

                                                     Principal  Market
Security Description                                 Amount     Value

Asset Backed Securities (6.0%)

Federal Home Loan Mortgage Corp.,
  Series 2030 D, Class D,
  6.25%, 5/15/27, CMO                                $ 3,564    $  3,590

Federal National Mortgage Assoc.,
  Series 1998-46, Class PJ,
  6.25%, 12/18/22, CMO                                 1,831       1,846

Federal National Mortgage Assoc.,
  Series 1998-36, Class N,
  6.00%, 6/18/25, CMO                                    872         843

Total Asset Backed Securities (Cost $6,219)                        6,279

Discount Note (13.6%)

Federal Home Loan Bank (13.6%):
  5.40%, 11/2/98                                      14,314      14,310

Total Discount Note (Cost $14,312)                                14,310

Securities Purchased When Issued (29.8%)

Federal Home Loan Mortgage Corp. (17.2%):

6.00%, 15 Year TBA                                     2,349       2,359

6.50%, 30 Year TBA                                     2,973       2,993

7.00%, 30 Year TBA                                     9,642       9,826

7.50%, 30 Year TBA                                     2,876       2,945
                                                                  18,123

Federal National Mortgage Assoc. (12.6%):

6.00%, 15 Year TBA                                     1,807       1,811

6.50%, 15 Year TBA                                     3,028       3,066

6.50%, 30 Year TBA                                     2,798       2,819

7.00%, 15 Year TBA                                     1,155       1,177

8.00%, 30 Year TBA                                     4,185       4,326
                                                                  13,199

Total Securities Purchased When Issued
(Cost $31,372)                                                    31,322

U.S. Government Mortgage Backed (64.5%)

Federal Home Loan Bank (3.9%):

5.68%, 12/3/07                                         3,825       4,114

Federal Home Loan Mortgage Corp. (1.1%):

7.00%, 3/1/28                                            241         245

8.50%, 5/1/17                                            767         806

9.50%, 8/1/21                                             82          86
                                                                   1,137

Federal National Mortgage Assoc. (35.6%):

6.00%, 2/1/13-8/1/28                                   8,408       8,392

6.50%, 4/1/12-9/1/28                                  17,857      18,009

7.00%, 5/1/12-8/1/28                                   2,900       2,961

7.50%, 9/1/23-10/1/28                                  3,763       3,855

8.50%, 5/1/12-11/1/17                                  4,041       4,203
                                                                  37,420

Government National Mortgage Assoc. (23.9%):

7.00%, 12/15/23-9/15/28                               12,684      12,988

7.50%, 12/15/23-3/15/28                                5,240       5,391

8.50%, 7/15/10-5/15/21                                   270         283

9.00%, 10/15/09-5/15/21                                1,994       2,116

9.50%, 4/15/10-6/15/21                                 4,067       4,367
                                                                  25,145

Total U.S. Government Mortgage Backed
(Cost $67,057)                                                    67,816

Total Investments (Cost $118,960) (a) -- 113.9%                  119,727

Liabilities in excess of other assets -- (13.9)%                 (14,642)

TOTAL NET ASSETS -- 100.0%                                      $105,085

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):
                          Unrealized appreciation          $1,100
                          Unrealized depreciation            (333)
                          Net unrealized appreciation      $  767

CMO -- Collateralized Mortgage Obligation
TBA -- To Be Announced

See notes to financial statements.

The Victory Portfolios                                Schedule of Investments
Investment Quality Bond Fund                                 October 31, 1998
(Amounts in Thousands)

                                                     Principal  Market
Security Description                                 Amount     Value

Asset Backed Securities (10.6%)

American Express Credit Account
  Master Trust, Series 1997-1,
  Class A, 6.40%, 4/15/05                            $ 1,120    $  1,157

CIT Recreational Vehicle Trust,
  Series 1998-A, Class A2,
  5.92%, 3/15/07                                       1,520       1,532

Federal National Mortgage Assoc.,
  Series 1998-46, Class PJ,
  6.25%, 12/18/22, CMO                                 1,591       1,604

Federal National Mortgage Assoc.,
  Series 1998-36, Class N, 6.00%,
  6/18/25, CMO                                         2,260       2,186

First USA Credit Card Master Trust,
  Series 1997-6, Class A,
  6.42%, 3/17/05                                       1,785       1,846

Green Tree Financial Corp.,
  Series 1997-E, Class HEA6,
  6.62%, 1/15/29                                       1,821       1,892

MBNA Master Credit Card Trust,
  Series 1998-D, Class A,
  5.80%, 12/15/05                                      1,400       1,436

Nationsbank Credit Card
  Master Trust, Series 1995-1,
  Class A, 6.45%, 4/15/03                                950         983

Premier Auto Trust,
  Series 1998-5, Class A-3,
  5.07%, 7/8/02                                        1,560       1,571

Residential Accredit Loans, Inc.,
  Series 1998-QS7, Class CB2,
  6.75%, 7/25/28                                       2,030       2,050

Residential Accredit Loans, Inc.,
  Series 1998-QS16, Class A1,
  6.50%, 11/29/28                                      1,725       1,736

Total Asset Backed Securities
(Cost $17,785)                                                    17,993

Commercial Paper (9.6%)

Associates Corp. N.A.,
  5.70%, 11/2/98                                      16,258      16,258

Total Commercial Paper (Cost $16,258)                             16,258

Corporate Bonds (24.6%)

Automobiles (0.6%):

Ford Motor Co.,
  9.00%, 9/15/01                                       1,000       1,104

Banks (2.4%):

Abbey National PLC,
  6.70%, 6/29/49,
  Callable 6/15/08 @ 100                               2,550       2,445

Natexis Banque,
  6.31*, 12/29/49,
  Callable 12/12/01 @ 100                              1,750       1,633
                                                                   4,078

Broadcasting/Cable (0.3%):

TCI Communications, Inc.,
  7.88%, 2/15/26                                         500         574

Electronic & Electrical -- General (1.4%):

Motorola, Inc.,
  5.80%, 10/15/08                                      1,830       1,830

Sony Corp.,
  6.13%, 3/4/03                                          500         513
                                                                   2,343

Entertainment (0.7%):

Loews Corp.,
  6.75%, 12/15/06                                      1,150       1,187

Environmental Control (0.7%):

Waste Management, Inc.,
  7.00%, 7/15/28                                       1,250       1,158

Financial Services (3.4%):

Associates Corp., N.A.,
  6.88%, 6/20/02                                         750         782

Associates Corp., N.A.,
  6.95%, 11/1/18                                         200         202

Chrysler Financial Corp.,
  5.25%, 5/4/01                                          900         899

Farmers Exchange Capital,
  7.05%, 7/15/28, (b)                                  1,015         973

General Electric Capital Services,
  7.50%, 8/21/35                                         625         748

Lumbermans Mutual,
  8.30%, 12/1/37, (b)                                    265         274

Republic New York Corp.,
  7.53%, 12/4/26,
  Callable 12/4/06 @ 104                               1,000         993

Transamerica Capital III,
  7.63%, 11/15/37, (b)                                   625         662
                                                                   5,533

Food Processing & Packaging (0.7%):

Nabisco, Inc.,
  6.00%, 2/15/01                                       1,150       1,144

Governments (Foreign) (0.7%):

British Columbia,
  5.38%, 10/29/08                                      1,150       1,140

Industrial Goods & Services (3.2%):

EOP Operating LP,
  6.75%, 2/15/08                                       1,700       1,590

Georgia-Pacific Corp.,
  9.95%, 6/15/02                                       1,500       1,711

Owens Corning,
  7.50%, 5/1/05                                          560         573

USX Corp.,
  7.20%, 2/15/04                                       1,500       1,603
                                                                   5,477

Insurance (1.6%):

Liberty Mutual,
  8.20%, 5/4/07 (b)                                      630         719

Metropolitan Life Insurance Co.,
  6.30%, 11/1/03 (b)                                   2,000       2,045
                                                                   2,764

Oil-Integrated Companies (1.2%):

Amoco Corp.,
  6.00%, 6/9/08                                          720         755

Unocal Corp.,
  7.00%, 5/1/28                                        1,410       1,322
                                                                   2,077

Publishing (1.7%):

Time Warner, Inc.,
  7.75%, 6/15/05                                       2,200       2,407

Time Warner, Inc.,
  6.95%, 1/15/28                                         500         501
                                                                   2,908

Retail (1.4%):

Dayton Hudson,
  6.65%, 8/1/28                                          500         489

J.C. Penny & Co.,
  7.60%, 4/1/07                                          950       1,039

J.C. Penny & Co.,
  7.63%, 3/1/97                                          860         894
                                                                   2,422

Telecommunications (2.6%):

360 Communications Co.,
  7.50%, 3/1/06                                        1,075       1,180

Frontier Corp.,
  6.00%, 10/15/13                                      1,240       1,260

GTE Corp.,
  6.94%, 4/15/28                                         755         780

Telecommunications, Inc.,
  9.80%, 2/1/12                                          990       1,273
                                                                   4,493

Tobacco & Tobacco Products (0.8%):

Philip Morris Cos., Inc.,
  7.00%, 7/15/05                                       1,230       1,293

Transportation Services (0.6%):

CSX Corp.,
  6.25%, 10/15/08                                      1,000         999

Utilities -- Gas (0.6%):

Williams Cos.,
  6.20%, 8/1/02                                        1,030       1,062

Total Corporate Bonds (Cost $41,663)                              41,756

Securities Purchased When Issued (10.3%)

Federal Home Loan Mortgage Corp. (6.4%):

6.00%, 15 Year TBA                                     1,731       1,739

6.50%, 30 Year TBA                                     1,760       1,772

7.00%, 30 Year TBA                                     5,718       5,825

7.50%, 30 Year TBA                                     1,561       1,599
                                                                  10,935

Federal National Mortgage Assoc. (3.9%):

6.00%, 15 Year TBA                                     1,540       1,544

6.50%, 15 Year TBA                                     1,812       1,835

7.00%, 15 Year TBA                                       785         799

8.00%, 30 Year TBA                                     2,324       2,403
                                                                   6,581

Total Securities Purchased When Issued
(Cost $17,528)                                                    17,516

U.S. Government Mortgage Backed (31.4%)

Federal Home Loan Bank (1.6%):

5.13%, 9/15/03                                         2,660       2,690

Federal Home Loan Mortgage Corp. (2.3%):

6.25%, 5/15/27                                         1,649       1,660

7.00%, 3/1/28                                            228         233

7.50%, 4/1/07                                            467         478

8.50%, 6/1/12-7/1/21                                   1,516       1,580

9.00%, 6/1/19                                              0           0
                                                                   3,951

Federal National Mortgage Assoc. (16.3%):

4.63%, 10/15/01                                        1,190       1,191

4.75%, 11/14/03                                        1,980       1,975

6.00%, 2/1/13-8/1/28                                   4,863       4,851

6.50%, 7/1/13-9/1/28                                  10,434      10,522

6.55%, 9/12/05                                         3,300       3,563

7.00%, 5/1/12-1/1/28                                   1,286       1,312

7.50%, 10/1/25-9/1/28                                  2,365       2,423

8.50%, 5/1/12-11/1/17                                  1,826       1,899
                                                                  27,736

Government National Mortgage Assoc. (11.2%):

6.50%, 7/15/23                                           756         765

7.00%, 12/15/23-9/15/28                               10,361      10,611

7.50%, 12/15/23-2/15/28                                4,325       4,451

8.50%, 7/15/10                                         1,777       1,875

9.00%, 2/15/17-12/15/19                                1,294       1,371
                                                                  19,073

Total U.S. Government Mortgage Backed
(Cost $52,836)                                                    53,450

U.S. Treasury Securities (20.3%)

U.S. Treasury Notes (13.5%):

5.75%, 9/30/99                                         1,897       1,920

4.50%, 9/30/00                                         3,137       3,152

4.00%, 10/31/00                                        3,201       3,194

5.63%, 5/15/01                                            95          98

6.25%, 10/31/01                                        1,040       1,095

5.25%, 8/15/03                                         1,456       1,519

4.13%, 11/15/03                                        3,000       2,991

5.63%, 5/15/08                                         5,577       6,006

4.75%, 11/15/08                                        3,000       2,988
                                                                  22,963

U.S. Treasury Bonds (6.8%):

6.13%, 11/15/27                                        8,046       9,070

5.50%, 8/15/28                                         2,310       2,431
                                                                  11,501

Total U.S. Treasury Securities (Cost $34,654)                     34,464

Total Investments (Cost $180,723) (a) -- 106.8%                  181,437

Liabilities in excess of other assets -- (6.8)%                  (11,505)

TOTAL NET ASSETS -- 100.0%                                      $169,932

(a) Represents cost for financial reporting purposes and
    differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $6. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):
                          Unrealized appreciation        $ 1,725
                          Unrealized depreciation         (1,017)
                          Net unrealized appreciation    $   708

(b) 144a security which is restricted as to resale to institutional investors.

* Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Investments is the rate in effect at October 31, 1998.

CMO -- Collateralized Mortgage Obligation
MTN -- Medium Term Note
TBA -- To Be Announced

See notes to financial statements.


                                         Statements of Assets and Liabilities
The Victory Portfolios                                       October 31, 1998
(Amounts in Thousands, Except Per Share Amounts)

                                               Limited                                                 Investment
                                               Term         Intermediate    Fund         Government    Quality
                                               Income       Income          For          Mortgage      Bond
                                               Fund         Fund            Income       Fund          Fund

ASSETS:
Investments, at value
  (Cost $90,948; $259,958;
  $28,528; $118,960 & $180,723)                $91,823      $263,435        $29,229      $119,727      $181,437
Cash                                                --            --             --             1            --
Interest receivable                                732         3,114            190           595         1,755
Receivable for capital shares issued                --            --              1            --            13
Receivable from brokers for investments sold     3,847        45,878          6,077        79,679        57,364
Prepaid expenses and other assets                    4           6               17             4             7
          Total Assets                          96,406       312,433         35,514       200,006       240,576

LIABILITIES:
Payable to brokers for investments purchased    15,018        55,969          6,707        94,836        70,453
Payable for capital shares redeemed                 --            24             35            16            47
Accrued expenses and other payables:
     Investment advisory fees                       23           101              4            34            73
     Administration fees                             1             4             --             2             3
     Shareholder service fees                       15            51              5            22            33
     Custodian fees                                  4             9              6             6            10
     Transfer agent fees                             2             6             13             4            21
     Other                                          --             2              1             1             4
          Total Liabilities                     15,063        56,166          6,771        94,921        70,644

NET ASSETS:
Capital                                         83,223       252,463         29,514       105,095       179,160
Undistributed net investment income                 37            89             28            30            44
Net unrealized appreciation/depreciation
  from investments                                 875         3,477            701           767           714
Accumulated undistributed net realized gains
  (losses) from investment transactions         (2,792)          238         (1,500)         (807)       (9,986)
          Net Assets                           $81,343      $256,267        $28,743      $105,085      $169,932
Outstanding units of beneficial
  interest (shares)                              8,089        26,004          2,923         9,493        16,999
Net asset value
     Redemption price per share                $ 10.06      $   9.85        $  9.83      $  11.07      $  10.00
Maximum sales charge                              2.00%         5.75%          2.00%         5.75%         5.75%
Maximum offering price per share
  (100%/(100%-maximum sales charge) of
  net asset value adjusted to nearest cent)    $ 10.27      $  10.45        $ 10.03      $  11.75      $  10.61


See notes to financial statements.


                                                     Statements of Operations
The Victory Portfolios                    For the Year Ended October 31, 1998
(Amounts in Thousands)

                                               Limited                                                 Investment
                                               Term         Intermediate    Fund         Government    Quality
                                               Income       Income          For          Mortgage      Bond
                                               Fund         Fund            Income       Fund          Fund

Investment Income:
Interest income                                $4,982       $15,804         $1,740       $6,806        $11,489

Expenses:
Investment advisory fees                          395         1,841            120          515          1,317
Administration fees                               118           368             36          155            263
Shareholder service fees                          194           608             58          247            433
Accounting fees                                    41            78             57           51             74
Custodian fees                                     22            64             26           33             58
Legal and audit fees                               12            35              5           13             37
Trustees' fees and expenses                         2             6              1            3              5
Transfer agent fees                                10            19             36           12             51
Registration and filing fees                        7             7              5            9             22
Printing fees                                      --            --              6           --             16
Other                                               7            20             16            7             15
     Total Expenses                               808         3,046            366        1,045          2,291
Expenses voluntarily reduced                     (124)         (682)          (126)        (134)          (436)
     Expenses before reimbursement
       from distributor                           684         2,364            240          911          1,855
     Expenses reimbursed by the distributor        --            --             (1)          --             --
     Net Expenses                                 684         2,364            239          911          1,855
Net Investment Income                           4,298        13,440          1,501        5,895          9,634

Realized/Unrealized Gains
  (losses) from Investments:
Net realized gains (losses)
  from investment transactions                    308         5,545            120        1,276          5,801
Change in unrealized appreciation/
  depreciation from investments                   538           690            (51)          50         (1,619)
Net realized/unrealized gains
  (losses) from investments                       846         6,235             69        1,326          4,182
Change in net assets resulting
  from operations                              $5,144       $19,675         $1,570       $7,221        $13,816


See notes to financial statements.


The Victory Portfolios                    Statements of Changes in Net Assets
(Amounts in Thousands)

                                              Limited Term                  Intermediate                  Fund For
                                              Income Fund                   Income Fund                    Income

                                         Year           Year           Year           Year           Year           Year
                                         Ended          Ended          Ended          Ended          Ended          Ended
                                         October 31,    October 31,    October 31,    October 31,    October 31,    October 31,
                                         1998           1997           1998           1997           1998           1997

From Investment Activities:
Operations:
     Net investment income               $  4,298       $  5,262       $ 13,440       $ 15,363       $ 1,501        $ 1,374
     Net realized gains (losses)
       from investment transactions           308           (915)         5,545           (248)          120             99
     Net change in unrealized
       appreciation/depreciation
       from investments                       538            331            690          1,664           (51)           (32)
Change in net assets resulting
  from operations                           5,144          4,678         19,675         16,779         1,570          1,441

Distributions to Shareholders:
     From net investment income            (4,292)        (5,310)       (13,508)       (15,376)       (1,483)        (1,362)
Change in net assets from
  distributions to shareholders            (4,292)        (5,310)       (13,508)       (15,376)       (1,483)        (1,362)

Capital Transactions:
     Proceeds from shares issued           17,938         22,820         52,810         50,003        13,503          6,619
     Dividends reinvested                   3,093          4,476          9,834         11,254         1,018            852
     Cost of shares redeemed              (22,453)       (34,770)       (61,385)       (85,906)       (7,966)        (6,265)
Change in net assets from
  capital transactions                     (1,422)        (7,474)         1,259        (24,649)        6,555          1,206
Change in net assets                         (570)        (8,106)         7,426        (23,246)        6,642          1,285

Net Assets:
     Beginning of period                   81,913         90,019        248,841        272,087        22,101         20,816
     End of period                       $ 81,343       $ 81,913       $256,267       $248,841       $28,743        $22,101

Share Transactions:
     Issued                                 1,797          2,294          5,434          5,259         1,377            678
     Reinvested                               311            451          1,017          1,186           104             88
     Redeemed                              (2,256)        (3,500)        (6,337)        (9,028)         (811)          (644)

Change in shares                             (148)          (755)           114         (2,583)          670            122


See notes to financial statements.


The Victory Portfolios                    Statements of Changes in Net Assets
(Amounts in Thousands)

                                                  Government               Investment Quality
                                                 Mortgage Fund                Bond Fund

                                            Year           Year           Year           Year
                                            Ended          Ended          Ended          Ended
                                            October 31,    October 31,    October 31,    October 31,
                                            1998           1997           1998           1997

From Investment Activities:
Operations:
     Net investment income                  $ 5,895        $ 7,147        $  9,634       $  9,460
     Net realized gains (losses)
       from investment transactions           1,276           (160)          5,801          1,537
     Net change in unrealized
       appreciation/depreciation
       from investments                          50          1,733          (1,619)         1,026
Change in net assets resulting
  from operations                             7,221          8,720          13,816         12,023

Distributions to Shareholders:
     From net investment income              (5,870)        (7,064)         (9,672)        (9,369)
     Tax return of capital                       --            (28)             --             --
Change in net assets from distributions
  to shareholders                            (5,870)        (7,092)         (9,672)        (9,369)

Capital Transactions:
     Proceeds from shares issued             24,330         15,588          56,066         61,463
     Proceeds from shares issued in
       connection with acquisition               --             --              --         18,518
     Dividends reinvested                     2,880          3,890           5,975          6,852
     Cost of shares redeemed                (27,237)       (43,337)        (77,260)       (59,287)
Change in net assets from
  capital transactions                          (27)       (23,859)        (15,219)        27,546
Change in net assets                          1,324        (22,231)        (11,075)        30,200

Net Assets:
     Beginning of period                    103,761        125,992         181,007        150,807
     End of period                         $105,085       $103,761        $169,932       $181,007

Share Transactions:
     Issued                                   2,201          1,442           5,665          6,404
     Issued in connection with acquisition       --             --              --          1,929
     Reinvested                                 261            361             604            715
     Redeemed                                (2,466)        (4,019)         (7,790)        (6,198)
Change in shares                                 (4)        (2,216)         (1,521)         2,850


See notes to financial statements.


The Victory Portfolios                                   Financial Highlights

                                                                 Limited Term Income Fund

                                                                   Year Ended October 31,

                                                  1998           1997           1996           1995<F2>       1994

Net Asset Value, Beginning of Period              $  9.94        $ 10.01        $ 10.15        $   9.88       $ 10.53
Investment Activities
     Net investment income                           0.54           0.61           0.63            0.57          0.54
     Net realized and unrealized
       gains (losses) from investments               0.12          (0.07)         (0.14)           0.27         (0.61)
          Total from Investment Activities           0.66           0.54           0.49            0.84         (0.07)

Distributions
     Net investment income                          (0.54)         (0.61)         (0.62)          (0.57)        (0.54)
     In excess of net investment income                --             --          (0.01)             --            --
     Net realized gains                                --             --             --              --         (0.04)
          Total Distributions                       (0.54)         (0.61)         (0.63)          (0.57)        (0.58)
Net Asset Value, End of Period                    $ 10.06        $  9.94        $ 10.01        $  10.15       $  9.88
Total Return (excludes sales charges)                6.86%          5.57%          4.94%           8.77%        (0.66)%

Ratios/Supplemental Data:
Net Assets, End of Period (000)                   $81,343        $81,913        $90,019        $172,002       $79,150
Ratio of expenses to
  average net assets                                 0.87%          0.85%          0.86%           0.78%         0.79%
Ratio of net investment income
  to average net assets                              5.44%          6.06%          5.90%           5.77%         5.29%
Ratio of expenses to
  average net assets<F1>                             1.02%          0.87%          0.89%           0.79%         0.97%
Ratio of net investment income
  to average net assets<F1>                          5.29%          6.04%          5.87%           5.76%         5.10%
Portfolio turnover                                    177%           139%           221%             97%           41%

<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F2> Effective June 5, 1995, the Victory Short-Term Government Income Portfolio merged into the Limited Term Income
     Fund. Financial highlights for the periods prior to June 5, 1995 represent the Limited Term Income Fund.


See notes to financial statements.


The Victory Portfolios                                   Financial Highlights

                                                                             Intermediate Income Fund

                                                                                                             December 30,
                                                                Year Ended October 31,                       1993
                                                                                                             to October 31,
                                                  1998          1997           1996           1995           1994<F2>

Net Asset Value, Beginning of Period             $   9.61       $   9.56       $   9.69       $   9.25       $  10.00
Investment Activities
     Net investment income                           0.53           0.56           0.56           0.60           0.52
     Net realized and unrealized gains
       (losses) from investments                     0.24           0.05          (0.13)          0.44          (0.76)
          Total from Investment Activities           0.77           0.61           0.43           1.04          (0.24)
Distributions
     Net investment income                          (0.53)         (0.56)         (0.56)         (0.60)         (0.51)
Net Asset Value, End of Period                   $   9.85       $   9.61       $   9.56       $   9.69       $   9.25
Total Return (excludes sales charges)                8.30%          6.62%          4.56%         11.65%         (2.48)%<F3>

Ratios/Supplemental Data:
Net Assets, End of Period (000)                  $256,267       $248,841       $272,087       $163,281       $112,923
Ratio of expenses to
  average net assets                                 0.96%          0.96%          0.94%          0.82%          0.79%<F4>
Ratio of net investment income
  to average net assets                              5.48%          5.87%          5.81%          6.32%          6.23%<F4>
Ratio of expenses to
  average net assets<F1>                             1.24%          1.09%          1.11%          1.06%          1.25%<F4>
Ratio of net investment income
  to average net assets<F1>                          5.20%          5.74%          5.64%          6.08%          5.77%<F4>
Portfolio turnover                                    318%           195%           164%            98%            55%

<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F2> Period from commencement of operations.
<F3> Not annualized.
<F4> Annualized.



See notes to financial statements.


The Victory Portfolios                                   Financial Highlights

                                                                         Fund for Income

                                                                                                   February 1,
                                                                                                   1994           Year
                                                      Year Ended October 31,                       through        Ended
                                                                                                   October 31,    January 31,
                                       1998           1997           1996          1995<F4>        1994           1994

Net Asset Value, Beginning of Period   $  9.81        $  9.77        $  9.93       $  9.43         $ 10.14        $ 10.57
Investment Activities
     Net investment income                0.62           0.68           0.68          0.73            0.52           0.80
     Net realized and unrealized
       gains (losses) on investments      0.01           0.03          (0.08)         0.43           (0.71)         (0.41)
          Total from
            Investment Activities         0.63           0.71           0.60          1.16           (0.19)          0.39
Distributions
     Net investment income               (0.61)         (0.67)         (0.68)        (0.66)          (0.51)         (0.80)
     In excess of net
       investment income                    --             --          (0.03)           --           (0.01)            --
     Net realized gains                     --             --             --            --              --          (0.02)
     Tax return of capital                  --             --          (0.05)           --              --             --
          Total Distributions            (0.61)         (0.67)         (0.76)        (0.66)          (0.52)         (0.82)
Net Asset Value, End of Period         $  9.83        $  9.81       $   9.77       $  9.93         $  9.43        $ 10.14
Total Return (excludes sales charges)     6.60%          7.58%          6.35%        12.75%          (1.99)%<F2>     3.75%

Ratios/Supplemental Data:
Net Assets, End of Period (000)        $28,743        $22,101        $20,816       $22,756         $29,358        $46,632
Ratio of expenses to
  average net assets                      1.00%          0.99%          1.02%         1.12%           1.12%<F3>      1.13%
Ratio of net investment income
  to average net assets                   6.24%          6.98%          7.05%         7.62%           7.21%<F3>      7.65%
Ratio of expenses to
  average net assets<F1>                  1.52%          1.63%          1.73%         1.58%           1.26%<F3>      <F5>
Ratio of net investment income
  to average net assets<F1>               5.72%          6.34%          6.34%         7.16%           7.07%<F3>      <F5>
Portfolio turnover                         118%            26%            25%           35%             18%            47%

<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
<F2> Not annualized.
<F3> Annualized.
<F4> Effective June 5, 1995, the Victory Fund For Income Portfolio became the Fund For Income.
<F5> There were no voluntary fee reductions during the period.



See notes to financial statements.


The Victory Portfolios                                   Financial Highlights

                                                                  Government Mortgage Fund

                                                                    Year Ended October 31,

                                            1998           1997           1996           1995           1994
Net Asset Value, Beginning of Period        $  10.93       $  10.76       $  10.86       $  10.33       $  11.36
Investment Activities
     Net investment income                      0.63           0.69           0.70           0.72           0.68
     Net realized and unrealized
       gains (losses) from investments          0.14           0.16          (0.12)          0.62          (1.02)
          Total from Investment Activities      0.77           0.85           0.58           1.34          (0.34)
Distributions
     Net investment income                     (0.63)         (0.68)         (0.67)         (0.71)         (0.67)
     Net realized gains                           --             --             --             --          (0.02)
     In excess of net realized gains              --             --             --          (0.08)            --
     Tax return of capital                        --           <F3>          (0.01)         (0.02)            --
          Total Distributions                  (0.63)         (0.68)         (0.68)         (0.81)         (0.69)
Net Asset Value, End of Period              $  11.07       $  10.93       $  10.76       $  10.86       $  10.33
Total Return (excludes sales charges)           7.23%          8.22%          5.54%         13.55%         (3.01)%

Ratios/Supplemental Data:
Net Assets, End of Period (000)             $105,085       $103,761       $125,992       $136,103       $148,168
Ratio of expenses to
  average net assets                            0.88%          0.85%          0.89%          0.77%          0.76%
Ratio of net investment income
  to average net assets                         5.72%          6.32%          6.46%          6.81%          6.38%
Ratio of expenses to
  average net assets<F1>                        1.01%          <F2>           0.90%          0.79%          0.96%
Ratio of net investment income
  to average net assets<F1>                     5.59%          <F2>           6.45%          6.80%          6.18%
Portfolio turnover                               296%          115%            127%            59%           132%

<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F2> There were no voluntary fee reductions during the period.
<F3> Amount rounds to less than $0.01.


See notes to financial statements.


The Victory Portfolios                                   Financial Highlights

                                                                  Investment Quality Bond Fund

                                                                                                        December 30,
                                                            Year Ended October 31,                      1993
                                                                                                        to October 31,
                                            1998           1997<F6>       1996           1995<F5>       1994<F2>

Net Asset Value, Beginning of Period        $   9.78       $   9.63       $   9.76       $   9.10       $ 10.00
Investment Activities
     Net investment income                      0.55           0.57           0.57           0.62          0.53
     Net realized and unrealized gains
       (losses) from investments                0.22           0.14          (0.13)          0.67         (0.92)
          Total from Investment Activities      0.77           0.71           0.44           1.29         (0.39)
Distributions
     Net investment income                     (0.55)         (0.56)         (0.56)         (0.62)        (0.51)
     In excess of net investment income           --             --             --          (0.01)           --
     Tax return of capital                        --             --          (0.01)            --            --
          Total Distributions                  (0.55)         (0.56)         (0.57)         (0.63)        (0.51)
Net Asset Value, End of Period              $  10.00       $   9.78       $   9.63       $   9.76       $  9.10
Total Return (excludes sales charges)           8.06%          7.67%          4.65%         14.63%        (3.92)%<F3>

Ratios/Supplemental Data:
Net Assets, End of Period (000)             $169,932       $181,007       $150,807       $125,248       $94,685
Ratio of expenses to
  average net assets                            1.06%          1.04%          1.01%          0.88%         0.79%<F4>
Ratio of net investment income
  to average net assets                         5.49%          5.90%          5.99%          6.59%         6.33%<F4>
Ratio of expenses to
  average net assets<F1>                        1.31%          1.17%          1.14%          1.10%         1.25%<F4>
Ratio of net investment income
  to average net assets<F1>                     5.24%          5.77%          5.86%          6.37%         5.87%<F4>
Portfolio turnover                               492%           249%           182%           160%           90%

<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F2> Period from commencement of operations.
<F3> Not annualized.
<F4> Annualized.
<F5> Effective June 5, 1995, the Victory Corporate Bond Portfolio merged into the Investment Quality Bond Fund.
     Financial highlights for the periods prior to June 5, 1995 represent the Investment Quality Bond Fund.
<F6> Effective June 13, 1997, the Victory Government Bond Fund merged into the Investment Quality Bond Fund.
     Financial highlights for the periods prior to June 13, 1997 represent the Investment Quality Bond Fund.


See notes to financial statements.

THE VICTORY PORTFOLIOS                                Schedule of Investments
National Municipal Bond Fund                                 October 31, 1998
(Amounts in Thousands, Except Shares)

                                                      Shares or
                                                      Principal       Market
Security Description                                  Amount          Value


Municipal Bonds (99.7%)

Alabama (4.0%):

Anniston Regional Medical Center,
  Series A, 4.50%, 6/1/06, AMBAC                      $    1,045      $ 1,069

Scottsboro, Series B,
  5.30%, 7/1/06, FSA                                         100          108

Scottsboro, Series B,
  5.38%, 7/1/07,
  Callable 7/1/06 @ 102, FSA                                 400          436

State Board of Education,
  Bevill State Community College,
  4.88%, 9/1/08,
  Callable 9/1/07 @ 102, AMBAC                               100          104

State Board of Education,
  Bevill State Community College,
  5.13%, 9/1/11,
  Callable 9/1/07 @ 102, AMBAC                               250          260
                                                                        1,977

Alaska (0.5%):

Anchorage, Series B, GO,
  5.25%, 10/1/02, FGIC                                       250          264

Arizona (4.3%):

Maricopa County School District No. 79,
  GO, Litchfield Elementary,
  Projects of 1995-Series A,
  5.00%, 7/1/03, FGIC                                        125          131

Maricopa County Unified School District,
  No. 95, Queens Creek, GO, Series A,
  5.20%, 7/1/05, AMBAC                                       125          134

Pima County Industrial
  Development Authority,
  5.00%, 4/1/04, MBIA                                      1,000        1,051

Pima County Unified School
  District, No.6, GO,
  4.38%, 7/1/08, FGIC                                        500          508

Pinal County School District,
  Series A, GO, 5.40%, 7/1/07, FGIC                          270          295
                                                                        2,119

Arkansas (2.2%):

Texarkana Public Facilities Board,
  Waterworks Facilities Revenue,
  4.90%, 9/1/05, FGIC                                        570          601

Texarkana Public Facilities Board,
  Waterworks Facilities Revenue,
  5.13%, 9/1/09,
  Callable 9/1/07 @ 100, FGIC                                460          487
                                                                        1,088

California (0.7%):

Arcata City Hall & Water Improvements,
  Certificates of Participation,
  5.30%, 1/1/21,
  Callable 1/1/08 @ 102, MBIA                                350          362

Colorado (5.7%):

Fort Collins Lease Certificates of
  Participation, Civic Center Facilities
  Project, 5.13%, 12/1/18,
  Callable 12/1/08 @ 100, MBIA                               750          757

State Board of Agriculture,
  5.00%, 3/1/11,
  Callable 3/1/07 @ 101, AMBAC                               500          519

Thornton Sales & Use Tax Revenue,
  4.55%, 9/1/07, AMBAC                                       250          258

Thornton Sales & Use Tax Revenue,
  4.60%, 9/1/08, AMBAC                                       250          258

University of Northern Colorado,
  Auxiliary Facilities System,
  5.60%, 6/1/24,
  Callable 6/1/07 @ 100, MBIA                              1,000        1,058
                                                                        2,850

Connecticut (0.5%):

State, Special Tax Obligation
  Revenue Bond, Series B,
  6.00%, 9/1/06                                              200          227

District of Columbia (3.1%):

Georgetown University Revenue,
  7.15%, 4/1/21,
  Callable 4/1/99 @ 102                                    1,500        1,553

Florida (18.6%):

Indian Trace Community Development
  District, Water Management Special
  Benefit Assessment,
  5.00%, 5/1/09,
  Callable 5/1/07 @ 101, MBIA                                725          768

Indian Trace Community Development
  District, Water Management Special
  Benefit Assessment,
  5.00%, 5/1/11,
  Callable 5/1/07 @ 101, MBIA                              1,000        1,045

Jacksonville Electric Authority Revenue,
  4.20%, 10/1/04                                           1,750        1,777

Orlando Utilities Commission,
  Water & Electric Revenue,
  5.80% 10/1/06,                                             150          168

Pembroke Pines Public
  Improvement Revenue,
  4.30%, 10/1/08, MBIA                                       750          761

Port Orange Water & Sewer Revenue,
  4.50%, 10/1/07, AMBAC                                    1,175        1,198

Port Orange Water & Sewer Revenue,
  4.50%, 10/1/08, AMBAC                                    1,235        1,251

Reedy Creek Improvement District, GO,
  Series B, 4.20%, 6/1/07, MBIA                              250          253

Reedy Creek Improvement District, GO,
  Series B, 4.20%, 6/1/08, MBIA                              450          453

Tampa Water & Sewage Revenue,
  Series B, 4.25%, 10/1/08, AMBAC                          1,600        1,618
                                                                        9,292

Georgia (0.5%):

South Fulton Municipal Regional Jail,
  5.20%, 12/1/05, MBIA                                       250          269

Hawaii (3.1%):

Honolulu City, GO,
  6.00%, 11/1/05, MBIA                                     1,385        1,549

Illinois (10.5%):

Chicago Public Building Commission,
  6.05%, 1/1/06,
  Callable 1/1/05 @ 100, AMBAC                               250          277

Cicero, Series A, GO,
  5.35%, 12/1/06, AMBAC                                      530          574

Northlake, Tax Increment, GO,
  5.00%, 12/1/04, MBIA                                       500          529

State Educational Facilities Authority,
  Shedd Aquarium Society,
  4.85%, 7/1/05, AMBAC                                       250          261

State Health Facilities Authority,
  5.55%, 10/1/06, FGIC                                     1,000        1,094

State Health Facilities Authority,
  5.60%, 10/1/07, FGIC                                     2,310        2,542
                                                                        5,277

Indiana (0.6%):

Westfield Elementary School
  Building Corp.,
  5.00%, 7/15/01, AMBAC                                      280          289

Iowa (1.2%):

State Finance Authority,
  Hospital Facility Revenue,
  Trinity Regional Hospital Project,
  5.00%, 7/1/02, FSA                                         550          572

Kansas (1.5%):

Haysville, Water & Wastewater Utility,
  4.60%, 10/1/00, FSA                                        130          133

Wellington Electric Waterworks &
  Sewage Utilities System,
  5.20%, 5/1/23,
  Callable 5/1/08 @ 100, AMBAC                               600          608
                                                                          741

Michigan (2.8%):

Byron Center, GO,
  5.40%, 5/1/07,
  Callable 5/1/05 @ 101, MBIA                                 15           16

Byron Center, GO,
  5.40%, 5/1/07, MBIA                                        240          261

Grosse Ile Township School District, GO,
  6.00%, 5/1/22, Callable
  5/1/07 @ 100, FGIC                                         250          284

Leslie Public Schools, GO,
  5.55%, 5/1/07,
  Callable 5/1/05 @ 101, AMBAC                               250          274

Municipal Bond Authority,
  6.70%, 11/1/06,
  Callable 11/1/04 @ 102                                     225          256

Municipal Bond Authority,
  6.80%, 11/1/07,
  Callable 11/1/04 @ 102                                     275          315
                                                                        1,406

Minnesota (5.2%):

Southern Minnesota Municipal
  Power Agency, Series A,
  4.70%, 1/1/02, AMBAC-TCRS                                  675          695

Southern Minnesota Municipal Power
  Agency, Series A,
  4.70%, 1/1/02, AMBAC-TCRS,
  Prerefunded ETM                                            325          335

Southern Municipal Power Agency
  Power Supply, Series A,
  7.00%, 1/1/05,
  Prerefunded 1/1/99 @ 102                                 1,500        1,540
                                                                        2,570

Missouri (3.8%):

Bi State Development Agency,
  St. Clair County Metrolink Extension,
  Series A, 5.00%, 7/1/28,
  Callable 7/1/08 @102, MBIA                                 500          497

Clay County Public Building Authority,
  5.45%, 5/15/18,
  Callable 5/15/08 @ 100, FSA                                225          233

Excelsior Springs School
  District Building Corp.,
  6.50%, 3/1/09,
  Callable 3/1/04 @ 100, FSA                                 500          558

West Plains Improvement Authority,
  Leasehold Revenue,
  5.00%, 5/1/06, MBIA                                        550          580
                                                                        1,868

New Jersey (4.1%):

State Highway Authority,
Garden State Parkway,
7.25%, 1/1/16,
Prerefunded 1/1/99 @102                                    2,000        2,054

New Mexico (2.1%):

State Mortgage Finance Authority,
  Single Family Mortgage
  Program, Series C-3,
  5.95%, 7/1/28,
  Callable 1/1/07 @ 102                                    1,000        1,057

Ohio (8.9%):

Akron Economic Development,
  4.70%, 12/1/07, MBIA                                       200          209

Akron Economic Development,
  4.80%, 12/1/08,
  Callable 12/1/07 @ 102, MBIA                               700          734

Butler County Transportation
  Improvement District, Series A, GO,
  5.00%, 4/1/07, FSA                                       1,000        1,063

City Of Dublin, Series A, GO,
  4.25%, 12/1/09                                           1,000        1,002

Kent City School District, GO,
  5.15%, 12/1/05, FGIC                                       250          268

Kent State University,
  5.00%, 5/1/05, MBIA                                        230          243

State Higher Educational Facilities,
  John Carroll University Project,
  5.25%, 4/1/07                                              315          337

State, Special Obligation,
  Elementary and Secondary Facilities,
  5.80%, 6/1/03, AMBAC                                       500          543
                                                                        4,399

Oklahoma (3.2%):

State Capital Improvement Authority,
  5.00%, 6/1/08, MBIA                                      1,500        1,600

Tennessee (1.1%):

Dickson, Electric and Revenue Utility,
  5.00%, 9/1/03, MBIA                                        500          527

Texas (1.6%):

Conroe Independent School District, GO,
  6.50%, 2/1/04                                              200          224

Keller Independent School District, GO,
  6.20%, 8/15/04                                             200          223

State, Series A, GO,
  6.00%, 10/1/08                                             100          115

Ysleta Independent School District, GO,
  5.60%, 8/15/02                                             200          213
                                                                          775

Washington (5.8%):

Pierce County School District,
No. 003, Puyallup, GO,
5.50%, 12/1/01, FGIC                                         605          638

Pierce County School District,
No.320, Sumner, GO,
5.50%, 12/1/02, MBIA                                       1,000        1,066

Seattle Municipal Light & Power,
6.00%, 7/1/03                                                200          218

Skagit County School District,
No. 103, Anacortes, GO,
4.75%, 12/1/01, FGIC                                         200          207

Spokane County School District, GO,
5.40%, 12/1/07, FGIC                                         250          274

Washington State, GO, Series R-98B,
3.70%, 1/1/99                                                455          456
                                                                        2,859

Wisconsin (4.1%):

Milwaukee Sewer District, Series A, GO,
  6.70%, 10/1/02                                             200          222

State, Health & Educational
  Facilities Authority,
  5.20%, 12/15/07, MBIA                                    1,675        1,791
                                                                        2,013

Total Municipal Bonds (Cost $47,249)                                   49,557


Investment Companies (5.7%)

Federated Tax-Free
  Money Market Fund                                    1,665,971        1,666

Nuveen Tax-Exempt
  Money Market Fund                                    1,161,148        1,161

Total Investment Companies (Cost $2,827)                                2,827

Total Investments (Cost $50,076) (a) -- 105.4%                         52,384

Liabilities in excess of other assets -- (5.4)%                        (2,700)

TOTAL NET ASSETS -- 100.0%                                            $49,684

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):
       Unrealized appreciation                                         $2,308
       Unrealized depreciation                                             (0)
       Net unrealized appreciation                                     $2,308

AMBAC -- Insured by American Municipal Bond Assurance Corp.
FGIC -- Insured by Financial Guaranty Insurance Co.
FSA -- Insured by Financial Security Assurance
GO -- General Obligation
MBIA -- Insured by Municipal Bond Insurance Assoc.
TCRS -- Transferable Custodial Receipts

See notes to financial statements.

THE VICTORY PORTFOLIOS                                Schedule of Investments
New York Tax-Free Fund                                       October 31, 1998
(Amounts in Thousands, Except Shares)

                                                      Shares or
                                                      Principal       Market
Security Description                                  Amount           Value

New York Municipal Bonds (95.5%)

Metropolitan Transportation Authority,
  Series A, 5.25%, 4/1/26,
  Callable 4/1/07 @ 101, MBIA                         $    750        $   766

Metropolitan Transportation Authority,
  Series A, 4.75%, 4/1/28,
  Callable 4/1/08 @ 101, FGIC                              250            239

Metropolitan Transportation Authority,
  Transportation Facilities,
  Series I, 7.00%, 7/1/09, AMBAC                           250            306

Monroe-Woodbury Central School
  District, GO, 5.70%, 5/15/26,
  Callable 5/15/06 @ 102, MBIA                             500            535

Monroe-Woodbury Central School
  District, GO, 5.70%, 5/15/27,
  Callable 5/15/06 @ 102, MBIA                             300            321

Nassau County Industrial Development
  Agency, Civic Facilities,
  Hofstra University Project,
  4.75%, 7/1/28, MBIA                                      300            287

Nassau County Industrial Development
  Agency, Civic Facilities, Hofstra
  University Project, 6.75%, 8/1/11,
  Callable 8/1/01 @ 102, AMBAC                             250            275

New York City Housing Development
  Corp., Multi-Unit Mortgage,
  Series A, 7.30%, 6/1/10,
  Callable 6/1/01 @ 102, FHA                               700            750

New York City Housing Development
  Corp., Multi-Unit Mortgage,
  Series A, 7.35%, 6/1/19,
  Callable 6/1/01 @ 102, FHA                               675            724

New York City Industrial Development
  Agency, Civic Facilities, USTA
  National Tennis Center
  Project, 6.38%, 11/15/14,
  Callable 11/15/04 @ 102, FSA                             200            225

New York City Municipal Water
  Finance Authority, 6.75%, 6/15/16,
  Callable 6/15/01 @ 101, FGIC                             325            351

New York City Municipal Water
  Finance Authority, Water & Sewer
  System Revenue, 6.75%, 6/15/16,
  Prerefunded 6/15/01 @ 101, FGIC                          325            354

New York City Transit Authority,
  Transit Facilities, Livingston Plaza
  Project, 7.50%, 1/1/20,
  Prerefunded 1/1/00 @ 102, FSA                            220            235

New York City, Cultural Resources,
  Museum of Modern Art,
 6.63%, 1/1/11,
  Prerefunded 1/1/02 @ 102, AMBAC                          680            751

New York City, Series B, GO,
  7.00%, 10/1/18,
  Callable 10/1/99 @ 100, FSA, ETM                         300            310

New York City, Series C, GO,
  7.00%, 2/1/12,
  Callable 2/1/99 @ 101.5, FGIC                             60             61

North Hempstead,
  4.75%, 1/15/23,
  Callable 1/15/08 @ 101, FGIC                             750            721

Port Authority of New York &
  New Jersey, 109th Series,
  5.38%, 7/15/27,
  Callable 1/15/07 @ 101, FSA                              500            518

State Dormitory Authority,
  5.25%, 7/1/22,
  Callable 7/1/07 @ 101, MBIA                              500            511

State Dormitory Authority,
  5.75%, 7/1/26,
  Callable 7/1/07 @ 102, MBIA                              500            544

State Dormitory Authority,
  City University, Series 2,
  6.75%, 7/1/24,
  Prerefunded 7/1/04 @ 102, MBIA                           700            812

State Dormitory Authority,
  Fordham University, GO,
  5.00%, 7/1/18,
  Callable 7/1/08 @ 101, MBIA                              200            200

State Dormitory Authority,
  Ithaca College, 6.50%, 7/1/10,
  Callable 7/1/01 @ 102, MBIA                              750            819

State Dormitory Authority,
  Jewish Medical Center, GO,
  5.00%, 7/1/25,
  Callable 7/1/08 @ 101, MBIA                              500            493

State Dormitory Authority,
  Judicial Facilities Leases, Series B,
  7.00%, 4/15/16,
  Callable 4/15/01 @ 102, MBIA                             225            245

State Dormitory Authority,
  New York Medical College, GO,
  4.75%, 7/1/27,
  Callable 7/1/08 @ 101, MBIA                              850            814

State Dormitory Authority,
  Siena College, 5.75%, 7/1/26,
  Callable 7/1/07 @ 102, MBIA                              250            272

State Dormitory Authority,
  St. John's University,
  5.70%, 7/1/26,
  Callable 7/1/06 @ 102, MBIA                              700            753

State Dormitory Authority,
  University of Rochester, Series A,
  5.00%, 7/1/27,
  Callable 7/1/08 @ 101, MBIA                              250            247

State Local Governmentt Assistance,
  Series B, 4.88%, 4/1/20,
  Callable 4/1/08 @ 101, MBIA                              750            734

State Medical Care Facilities Finance
  Agency, 7.38%, 8/15/19,
  Prerefunded 8/15/99 @ 102, MBIA                          330            348

State Medical Care Facilities Finance
  Agency, 7.38%, 8/15/19,
  Callable 8/15/99 @ 102, MBIA                             170            178

State Medical Care Facilities Finance
  Agency, North Shore University
  Hospital, 7.20%, 11/1/20,
  Callable 11/1/00 @ 102, MBIA                             565            616

State Medical Care Facilities Finance
  Agency, St. Luke's, Series B,
  7.45%, 2/15/29,
  Prerefunded 2/15/00 @ 102, MBIA                          340            364

State Tollway Authority, Series A,
  5.00%, 4/1/18,
  Callable 4/1/08 @ 101                                  1,000            998

State Tollway Authority, Series C,
  6.00%, 1/1/25,
  Callable 1/1/05 @ 102, FGIC                              550            619

State Urban Development Corp.,
  Correctional Facilities, Series 1,
  7.50%, 1/1/20,
  Prerefunded 1/1/00 @ 102, FSA                            400            426

State, GO,
  6.75%, 8/1/18,
  Callable 8/1/01 @ 102, AMBAC                             370            407

State, GO,
  6.75%, 8/1/19,
  Callable 8/1/01 @ 102, AMBAC                             325            358

Triborough Bridge & Tunnel Authority,
  Series T, 7.00%, 1/1/20,
  Prerefunded 1/1/01 @ 102, MBIA                           900            981

Triborough Bridge & Tunnel Authority,
  Special Obligation, Series B,
  6.88%, 1/1/15,
  Callable 1/1/01 @ 102, AMBAC                           1,000          1,079

Total New York Municipal Bonds (Cost $19,195)                          20,547


Investment Companies (2.9%)

Providence of New York Fund                            614,936            615

Total Investment Companies (Cost $615)                                    615

Total Investments (Cost $19,810) (a) -- 98.4%                          21,162

Other assets in excess of liabilities -- 1.6%                             348

TOTAL NET ASSETS -- 100.0%                                            $21,510

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):
        Unrealized appreciation                                        $1,352
        Unrealized depreciation                                            (0)
        Net unrealized appreciation                                    $1,352

AMBAC -- Insured by American Municipal Bond Assurance Corp.
ETM -- Escrowed to Maturity
FGIC -- Financial Guaranty Insurance Co.
FHA -- Federal Housing Administration
FSA -- Insured by Financial Security Assurance
GO -- General Obligation
MBIA -- Municipal Bond Insurance Assoc.

See notes to financial statements

THE VICTORY PORTFOLIOS                                Schedule of Investments
Ohio Municipal Bond Fund                                     October 31, 1998
(Amounts in Thousands, Except Shares)

                                                     Shares or
                                                     Principal        Market
Security Description                                 Amount           Value


Municipal Bonds (91.5%)


General Obligations (40.5%)

County, City & Special District (7.9%):
Akron,
4.55%, 12/1/06                                       $      200       $   207

Akron,
  4.55%, 12/1/07                                            250           257

Akron,
  4.55%, 12/1/08                                            300           307

Bath Township,
  0.00%, 12/1/07, AMBAC                                     205           141

Bath Township,
  0.00%, 12/1/08, AMBAC                                     205           134

Butler County,
  5.60%, 12/1/09,
  Callable 12/1/06 @ 101, AMBAC                             355           391

Butler County,
  5.65%, 12/1/10,
  Callable 12/1/06 @ 101, AMBAC                             155           171

Cuyahoga Falls,
  5.25%, 12/1/17,
  Callable 12/1/07 @ 102, FGIC                              500           517

Madison County,
  7.00%, 12/1/19,
  Callable 12/1/04 @ 102, AMBAC                             600           699

Maple Heights,
  0.00%, 12/1/10, FSA                                       310           182

Monroe Falls, Series A,
  6.95%, 12/1/14,
  Callable 12/1/04 @ 101, AMBAC                           1,000         1,154

Summit County, Series A,
  4.10%, 12/01/07, FGIC                                     125           125

Toledo,
  5.63%, 12/1/11,
  Callable 12/1/06 @ 102, AMBAC                           1,000         1,104

Toledo,
  5.50%, 12/1/12,
  Callable 12/1/07 @ 102, FGIC                            1,085         1,183
                                                                        6,572

Education (25.2%):
  Anthony Wayne Local School District,
  5.75%, 12/1/18,
  Callable 12/1/05 @ 101, FGIC                            1,000         1,077

Avon Local School District,
  5.50%, 12/1/04, AMBAC                                     665           723

Avon Local School District,
  5.55%, 12/1/05, AMBAC                                     250           274

Batavia Local School District,
  7.00%, 12/1/14, MBIA                                    1,500         1,806

Big Walnut Local School District,
  0.00%, 12/1/09, AMBAC                                     250           154

Brecksville-Broadview Heights City
  School District, 6.50%, 12/1/16,
  Callable 12/1/06 @ 102, FGIC                            1,000         1,160

Canal Winchester Local School District,
  4.60%, 12/1/08 FGIC                                       150           155

Delaware City School District,
  5.75%, 12/1/20,
  Callable 12/1/05 @ 101, FGIC                            1,000         1,074

Forest Hills Local School District,
  4.00%, 12/1/98, MBIA                                      165           165

Franklin City School District,
  0.00%, 12/1/12, AMBAC                                     280           148

Franklin City School District,
  0.00%, 12/1/13, AMBAC                                     280           140

Franklin City School District,
  0.00%, 12/1/14, AMBAC                                     280           132

Graham Local School District,
  0.00%, 12/1/11, MBIA                                      200           112

Graham Local School District,
  0.00%, 12/1/12, MBIA                                      200           106

Indian Lake Local School District,
  0.00%, 12/1/11, AMBAC                                     250           139

Indian Lake Local School District,
  0.00%, 12/1/12, AMBAC                                     250           132

Indian Lake Local School District,
  0.00%, 12/1/13, AMBAC                                     250           125

Indian Lake Local School District,
  0.00%, 12/1/14, AMBAC                                     250           118

Indian Lake Local School District,
  0.00%, 12/1/15, AMBAC                                     250           111

Indian Lake Local School District,
  0.00%, 12/1/16, AMBAC                                     250           105

Indian Lake Local School District,
  5.38% 12/1/23,
  Callable 12/1/06 @ 101, FGIC                            1,050         1,085

Indian Valley Local School District,
  7.00%, 12/1/14,
  Callable 12/1/05 @ 102, AMBAC                           2,500         2,947

Lakeview Local School District,
  6.95%, 12/1/19,
  Callable 12/1/04 @ 102, AMBAC                           1,250         1,478

Lakota Local School District,
  0.00%, 12/01/08, FGIC                                     320           208

Liberty Benton Local School District,
  0.00%, 12/1/15, AMBAC                                     570           253

Liberty Benton Local School District,
  0.00%, 12/1/16, AMBAC                                     285           119

McComb Local School District,
  4.70%, 12/1/06, MBIA                                      140           147

Olentangy Local School District,
  Series A, 6.25%, 12/1/14,
  Callable 12/1/04 @ 102                                    500           551

Reynoldsburg City School District,
  4.80%, 12/1/06, FGIC                                      235           248

Ridgemont Local School District,
  0.00%, 12/1/10, AMBAC                                     185           109

Ridgemont Local School District,
  0.00%, 12/1/11, AMBAC                                     185           103

Ridgemont Local School District,
  0.00%, 12/1/12, AMBAC                                     185            98

Ridgemont Local School District,
  0.00%, 12/1/13, AMBAC                                     185            92

Ridgemont Local School District,
  0.00%, 12/1/14, AMBAC                                     185            87

Ripley-Union-Lewis, Local School
  District, 0.00%, 12/1/06, FGIC                            145           104

Ripley-Union-Lewis, Local School
  District, 0.00%, 12/1/07, FGIC                            245           169

Ripley-Union-Lewis, Local School
  District, 0.00%, 12/1/10, FGIC                            245           144

Ripley-Union-Lewis, Local School
  District, 0.00%, 12/1/11, FGIC                            245           137

Ripley-Union-Lewis, Local School
  District, 0.00%, 12/1/12, FGIC                            240           127

Ripley-Union-Lewis, Local School
  District, 0.00%, 12/1/13, FGIC                            240           120

Ripley-Union-Lewis, Local School
  District, 0.00%, 12/1/14, FGIC                            235           111

Sycamore Community School District,
  0.00%, 12/1/07                                            360           245

Twinsburg Local School District,
  5.90%, 12/1/21,
  Callable 12/1/06 @ 102, FGIC                            2,000         2,181

Upper Arlington City School District,
  5.13%, 12/1/19,
  Callable 12/1/06 @ 101, MBIA                            1,250         1,258

Wadsworth City School District,
  0.00%, 12/1/07, FGIC                                      555           380

Wadsworth City School District,
  0.00%, 12/1/08, FGIC                                      555           361
                                                                       20,818

Housing (1.3%):
Toledo Multifamily Revenue,
  5.25%, 12/1/18,
  Callable 12/1/08 @ 102, FGIC                            1,035         1,054

Public Facilities (Convention, Sport,
  Public Buildings) (2.3%):
Centerville, Capital Facilities,
  5.63%, 12/1/26,
  Callable 12/1/05 @ 101, MBIA                              285           303

Crawford County,
Correctional Facilities,
6.75%, 12/1/19,
Callable 12/1/05 @ 101, AMBAC                             1,385         1,594
                                                                        1,897

Utility (Sewers, Telephone, Electric)
  (3.8%):
Canton, Waterworks System,
  5.75%, 12/1/10,
  Callable 12/1/05 @ 102, AMBAC                             500           553

Greene County Sewer System,
  5.25%, 12/1/25,
  Callable 12/1/08 @ 102, MBIA                              250           255

Huron County Landfill Issue II,
  5.40%, 12/1/07, MBIA                                      285           314

Huron County Landfill Issue II,
  5.60%, 12/1/09,
  Callable 12/1/07 @ 102, MBIA                              320           358

Lucas County Metropolitan Sewer &
  Water District, 5.45%, 12/1/17,
  Callable 12/1/07 @ 102                                    505           527

Toledo, Sewer Improvements,
  6.10%, 12/1/14,
  Callable 12/1/04 @ 102, AMBAC                           1,000         1,117
                                                                        3,124

Total General Obligations                                              33,465


Revenue Bonds (51.0%):

Education (11.5%):
Miami University,
  4.10%, 12/1/08, FGIC                                      500           498

Miami University,
  4.20%, 12/1/09, FGIC                                      500           496

State Education Loan, Series A-1,
  5.85%, 12/1/19,
  Callable 6/1/07 @ 102, AMBAC                            2,000         2,080

State Higher Educational Facility
  Revenue, John Carroll University
  Project, 5.05%, 4/1/04                                    150           158

State Higher Educational Facility
  Revenue, Xavier University,
  6.00%, 5/15/08,
  Callable 5/15/07 @ 102, MBIA                              500           570

State Higher Educational Facilty
  Revenue, University of Dayton,
  5.40%, 12/1/22,
  Callable 12/1/07 @ 101, AMBAC                           1,000         1,039

Student Loan Funding Corp.,
  Series A, 5.50%, 12/1/01                                3,300         3,416

University of Akron, General Receipts,
  5.00%, 1/1/02, AMBAC                                      440           457

University of Cincinnati, General
  Receipts, Series AD, 5.10%, 6/1/11,
  Callable 6/1/07 @ 101                                     350           363

University of Toledo,
  4.10%, 6/1/04, FGIC                                       100           101

University of Toledo,
  4.30%, 6/1/08, FGIC                                       100           101

University of Toledo,
  4.25%, 6/1/07, FGIC                                       200           202
                                                                        9,481

Hospitals, Nursing Homes
  & Health Care (14.1%):
Cuyahoga County Hospital, University
  Hospital Health, Series A,
  5.63%, 1/15/21,
  Callable 1/15/06 @ 102, MBIA                            1,300         1,369

Gallia County Hospital, Holzer Medical
  Center Project, 4.00%, 10/1/08                            600           584

Garfield Heights, Marymont Hospital,
  6.70%, 11/15/15,
  Callable 11/15/02 @ 102                                 1,000         1,095

Lake County Hospital Facilities,
  4.13%, 8/15/08, AMBAC                                     930           915

Lake County Hospital, Improvement
  Facilities, 6.38%, 8/15/03, AMBAC                       1,500         1,664

Lorain County Hospital, Catholic
  Healthcare Partners, 5.50%, 9/1/27,
  Callable 9/1/07 @ 102, MBIA                               530           555

Lucas County Hospital, Promedica
  Healthcare, 5.75%, 11/15/14,
  Callable 11/15/06 @ 102, MBIA                           2,000         2,183

Portage County Hospital, Robinson
  Memorial, 6.50%, 11/15/03, MBIA                           635           711

Portage County Hospital, Robinson
  Memorial, 6.50%, 11/15/04, MBIA                           675           767

Portage County Hospital, Robinson
  Memorial, 6.50%, 11/15/05, MBIA                           715           823

Washington County Hospital,
  4.25%, 9/1/07, FSA                                        250           251

Washington County Hospital,
  4.35%, 9/1/08, FSA                                        810           814
                                                                       11,731

Housing (8.6%):
Cuyahoga County Multifamily
  Revenue, 6.60%, 10/20/30,
  Callable 10/20/05 @ 102, GNMA                           2,000         2,186

Cuyahoga County Multifamily
  Revenue, Water Street Assoc.,
  5.60%, 6/20/08, GNMA                                      370           392

Cuyahoga County Multifamily
  Revenue, Water Street Assoc.,
  6.15%, 12/20/26,
  Callable 6/20/08 @ 105, GNMA                              850           923

Ohio Capital Corp., Housing
  Management Revenue,
  Bucyrus Estate,
  5.75%, 7/1/06,
  Callable 7/1/05 @ 102, MBIA                               225           240

Ohio Capital Corp.,
  Mutifamily Housing Revenue,
  5.50%, 1/1/24,
  Callable 1/1/03 @ 100, MBIA                             1,235         1,244

Ohio Housing Finance Agency,
  6.15%, 3/1/29,
  Callable 9/1/07 @ 102, GNMA                             1,495         1,599

Ohio Housing Finance Agency,
  5.40%, 9/1/29,
  Callable 9/1/08 @ 102, GNMA                               500           504
                                                                        7,088

Public Facilities (Convention, Sport,
  Public Buildings) (6.5%):
Hamilton County,
  4.50%, 12/1/07, MBIA                                      200           206

Hamilton County,
  4.75%, 12/1/27,
  Callable 12/1/07 @ 101, MBIA                            2,000         1,915

State Building Authority,
  Adult Correctional Facilities,
  6.00%, 10/1/07,
  Callable 10/1/03 @ 102                                  2,000         2,210

State Building Authority,
  Sports Facilities Building,
  5.00%, 10/1/07, FSA                                       450           480

Toledo, Lucas County Convention
  Center Project, 5.50%, 10/1/10,
  Callable 10/1/06 @ 102, MBIA                              500           547
                                                                        5,358

Public Improvements (2.1%):
  Deerfield Township,
  4.60%, 12/1/07, AMBAC                                     200           208

Deerfield Township,
  5.00%, 12/1/18,
  Callable 12/1/08 @ 101, AMBAC                           1,200         1,202

Union County,
  5.00%, 12/1/18,
  Callable 12/1/08 @ 101, AMBAC                             300           300
                                                                        1,710

Utility (Sewers, Telephone, Electric)
  (8.2%):
Barberton Sewer System Revenue,
  4.50%, 12/1/06, FGIC                                      250           259
  Cleveland Public Power Systems,
  Series A, 7.00%, 11/15/24,
  Prerefunded 11/15/04 @ 102, MBIA                        1,985         2,344

Cleveland Waterworks,
  5.75%, 1/1/21,
  Prerefunded 1/1/06 @ 102, MBIA                            940         1,054

Cleveland Waterworks,
  5.75%, 1/1/21,
  Callable 1/1/06 @ 102, MBIA                                10            11

Huber Heights Water Systems,
  5.55%, 12/1/10,
  Callable 12/1/05 @ 102, MBIA                              815           890

Huber Heights Water Systems,
  0.00%, 12/1/22, MBIA                                      275            82

Huber Heights Water Systems,
  0.00%, 12/1/24, MBIA                                    1,095           294

Huber Heights Water Systems,
  0.00%, 12/1/25, MBIA                                    1,070           273

Southwest Regional Water,
  6.00%, 12/1/20,
  Callable 12/1/05 @ 101, MBIA                              500           553

Wilmington Water,
5.25%, 6/15/29,
Callable 6/15/08 @ 101, AMBAC                             1,000         1,016
                                                                        6,776

Total Revenue Bonds                                                    42,144

Total Municipal Bonds (Cost $70,318)                                   75,609


Investment Companies (4.1%)

Federated Ohio Municipal
  Cash Trust Fund                                     1,426,037         1,426

Fidelity Ohio Tax Free
  Money Market Fund                                   1,992,267         1,992

Total Investment Companies (Cost $3,418)                                3,418

Total Investments (Cost $73,736) (a) -- 95.6%                          79,027

Other assets in excess of liabilities -- 4.4%                           3,677

TOTAL NET ASSETS -- 100.0%                                            $82,704

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):
          Unrealized appreciation                                      $5,298
          Unrealized depreciation                                          (7)
          Net unrealized appreciation                                  $5,291

AMBAC -- Insured by American Municipal Bond Assurance Corp.
FGIC -- Insured by Financial Guaranty Insurance Corp.
FSA -- Insured by Financial Security Assurance
GNMA -- Insured by Government National Mortgage Assoc.
MBIA -- Insured by Municipal Bond Insurance Assoc.

See notes to financial statements.


                                         Statements of Assets and Liabilities
The Victory Portfolios                                       October 31, 1998
(Amounts in Thousands, Except Per Share Amounts)


                                                                 National Municipal        New York      Ohio Municipal
                                                                    Bond Fund            Tax-Free Fund     Bond Fund
ASSETS:
Investments, at value
  (Cost $50,076; $19,810 & $73,736)                              $52,384                 $21,162         $79,027
Interest and dividends receivable                                    678                     379           1,400
Receivable for capital shares issued                                  26                      --               7
Receivable from brokers for investments sold                          --                      --           2,345
Prepaid expenses and other assets                                     23                       2               3
        Total Assets                                              53,111                  21,543          82,782

LIABILITIES:
Payable to brokers for investments purchased                       3,367                      --              --
Payable for capital shares redeemed                                   25                      11              --
Accrued expenses and other payables:
    Investment advisory fees                                          --                       6              27
    Administration fees                                                1                      --               1
    Shareholder service fees                                          --                      --              17
    Shareholder service fees -- Class A                               12                       4              --
    Shareholder service and 12b-1 fees -- Class B                      2                       2              --
    Custodian fees                                                     3                       1               3
    Accounting fees                                                    1                      --              --
    Transfer agent fees                                               14                       8               4
    Other                                                              2                       1              26
        Total Liabilities                                          3,427                      33              78

NET ASSETS:
Capital                                                           46,251                  20,148           76,104
Undistributed net investment income                                   30                      12               75
Net unrealized appreciation/depreciation from investments          2,308                   1,352            5,291
Accumulated undistributed net realized gains
  (losses) from investment transactions                            1,095                      (2)           1,234
        Net Assets                                               $49,684                 $21,510          $82,704
Net Assets
    Class A                                                      $47,296                 $18,073
    Class B                                                        2,388                   3,437
        Total                                                    $49,684                 $21,510
Outstanding units of beneficial interest (shares)
    Class A                                                        4,333                   1,412
    Class B                                                          219                     268
        Total                                                      4,552                   1,680            6,872
Net asset value
    Redemption price per share                                                                            $ 12.04
    Redemption price per share -- Class A                        $ 10.92                 $ 12.80
    Offering price per share -- Class B<F1>                      $ 10.91                 $ 12.80
Maximum sales charge                                                5.75%                   5.75%            5.75%
Maximum offering price per share
  (100%/(100%-maximum sales charge) of
  net asset value adjusted to nearest cent)                                                               $ 12.77
Maximum offering price per share
  (100%/(100%-maximum sales charge) of
  net asset value adjusted to nearest cent) -- Class A           $ 11.59                 $ 13.58

<F1> Redemption price per Class B Share varies based on length of time held.

See notes to financial statements.


                                                                                    Statements of Operations
The Victory Portfolios                                                   For the Year Ended October 31, 1998
(Amounts in Thousands)


                                                       National Municipal      New York      Ohio Municipal
                                                           Bond Fund         Tax-Free Fund      Bond Fund

Investment Income:
Interest income                                        $2,426                $1,186          $4,060
Dividend income                                            97                    18              86
    Total Income                                        2,523                 1,204           4,146

Expenses:
Investment advisory fees                                  296                   114             476
Administration fees                                        81                    31             119
Shareholder service fees                                   --                    --             184
Shareholder service fees -- Class A                       121                    33              --
Shareholder service fees and 12b-1 fees -- Class B         23                    34              --
Accounting fees                                            63                    52              51
Custodian fees                                             17                     6              22
Legal and audit fees                                        9                     6              12
Trustees' fees and expenses                                 2                     1               2
Transfer agent fees                                        43                    25              14
Registration and filing fees                               16                     8               8
Printing fees                                               8                     4              --
Other                                                       4                     2               8
    Total Expenses                                        683                   316             896
Expenses voluntarily reduced                             (296)                  (79)           (174)
    Expenses before reimbursement from distributor        387                   237             722
    Expenses reimbursed by distributor                     --                    (5)             --
    Net Expenses                                          387                   232             722
Net Investment Income                                   2,136                   972           3,424

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment
  Transactions                                          1,227                    (2)          1,285
Change in unrealized appreciation/depreciation
  from investments                                        794                   220           1,527
Net realized/unrealized gains (losses)
  from investments                                      2,021                   218           2,812
Change in net assets resulting from operations         $4,157                $1,190          $6,236


See notes to financial statements.


The Victory Portfolios                    Statements of Changes in Net Assets
(Amounts in Thousands)


                                                 National Municipal              New York             Ohio Municipal
                                                     Bond Fund                Tax-Free Fund             Bond Fund

                                               Year            Year        Year           Year          Year         Year
                                               Ended           Ended       Ended          Ended         Ended        Ended
                                             October 31,     October 31,  October 31,   October 31,   October 31,  October 31,
                                               1998            1997        1998           1997          1998         1997

From Investment Activities:
Operations:
    Net investment income                   $ 2,136          $ 1,903      $  972        $  920        $ 3,424      $ 3,500
    Net realized gains (losses) from
      investment transactions                 1,227              280          (2)           37          1,285          663
    Net change in unrealized
      appreciation/depreciation
      from investments                          794            1,209         220            15          1,527        1,203
Change in net assets resulting
  from operations                             4,157            3,392       1,190           972          6,236        5,366

Distributions to Shareholders:
    From net investment income                   --               --          --            --         (3,428)      (3,511)
        Class A                              (2,055)          (1,836)       (839)         (846)            --           --
        Class B                                 (67)             (68)       (129)         (118)            --           --
    In excess of net investment income           --               (1)         --           (10)            --           --
    From net realized gains from
      investment transactions                    --               --         (35)          (56)          (663)          --
    In excess of net realized gains from
      investment transactions                    --               --          (2)           --             --           --
Change in net assets from
  distributions to shareholders              (2,122)          (1,905)     (1,005)       (1,030)        (4,091)      (3,511)

Capital Transactions:
    Proceeds from shares issued              17,480           24,696       7,095         5,155         16,324       18,452
    Dividends reinvested                      1,668            1,664         718           674            917          945
    Cost of shares redeemed                 (21,492)         (16,620)     (4,554)       (3,974)       (14,725)     (16,672)
Change in net assets from
  capital transactions                       (2,344)           9,740       3,259         1,855          2,516        2,725
Change in net assets                           (309)          11,227       3,444         1,797          4,661        4,580

Net Assets:
    Beginning of period                      49,993           38,766      18,066        16,269         78,043       73,463
    End of period                           $49,684          $49,993     $21,510       $18,066        $82,704      $78,043

Share Transactions:
    Issued                                    1,636            2,396         557           408          1,377        1,602
    Reinvested                                  156              162          57            53             78           82
    Redeemed                                 (1,997)          (1,616)       (358)         (314)         (1,243)     (1,450)
Change in shares                               (205)             942         256           147             212         234

See notes to financial statements.


The Victory Portfolios                                   Financial Highlights

                                                National Municipal Bond Fund

                                                        Class A

                                                                      Six
                                 Year         Year        Year        Months        Year
                                 Ended        Ended       Ended       Ended         Ended
                                 October      October     October     October       April
                                 31,          31,         31,         31,           30,
                                 1998         1997        1996        1995<F5>      1995<F6>
Net Asset Value,
  Beginning of Period            $ 10.51      $ 10.16     $ 10.06     $  9.59       $ 9.64
Investment Activities
    Net investment income           0.43         0.45        0.44        0.24         0.44
    Net realized and
      unrealized gains
      (losses) from
      investments                   0.41         0.35        0.13        0.46        (0.05)

        Total from
          Investment
          Activities                0.84         0.80        0.57        0.70         0.39

Distributions
    Net investment income          (0.43)       (0.45)      (0.44)      (0.23)       (0.44)
    In excess of net
      investment income               --           --          --          --           --
    In excess of net
      realized gains                  --           --       (0.03)         --           --

        Total Distributions        (0.43)       (0.45)      (0.47)      (0.23)       (0.44)

Net Asset Value,
  End of Period                  $ 10.92      $ 10.51     $ 10.16     $ 10.06       $ 9.59

Total Return
  (excludes sales charges)          8.15%        8.10%       5.83%       7.39%<F3>    4.21%

Ratios/Supplemental Data:
Net Assets, End of
  Period (000)                   $47,296      $47,705     $36,958     $11,964       $5,118
Ratio of expenses to
  average net assets                0.67%        0.36%       0.29%       0.02%<F4>    0.20%
Ratio of net investment
  income (loss) to average
  net assets                        4.02%        4.43%       4.37%       5.11%<F4>    5.01%
Ratio of expenses to
  average net assets<F1>            1.22%        1.27%       1.35%       2.57%<F4>    3.95%
Ratio of net investment
  income to average
  net assets<F1>                    3.47%        3.52%       3.31%       2.56%<F4>    1.26%
Portfolio turnover<F7>               152%         154%        143%         72%          52%

<F1> During the period, certain fees were voluntarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
<F2> Period from commencement of operations.
<F3> Not annualized.
<F4> Annualized.
<F5> Effective June 5, 1995, the Victory National Municipal Bond Portfolio became the National Municipal Bond Fund.
<F6> Effective September 26, 1994, the Fund designated the existing shares as
     Class A Shares and commenced offering Class B Shares.
<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                                                         National Municipal Bond Fund

                                                        Class B

                                                                      Six           September
                                 Year         Year        Year        Months        26,            February 3,
                                 Ended        Ended       Ended       Ended         1994 to        1994 to
                                 October      October     October     October       April          April
                                 31,          31,         31,         31,           30,            30,
                                 1998         1997        1996        1995<F5>      1995<F6>       1994<F2>
Net Asset Value,
  Beginning of Period            $10.51       $10.16      $10.07      $ 9.59        $9.53          $10.00

Investment Activities
    Net investment income          0.31         0.33        0.35        0.20         0.28            0.08
    Net realized and
      unrealized gains
      (losses) from
      investments                  0.41         0.34        0.13        0.47         0.05           (0.36)

        Total from
          Investment
          Activities               0.71         0.67        0.48        0.67         0.33           (0.28)

Distributions
    Net investment income         (0.31)       (0.32)      (0.35)      (0.19)       (0.27)          (0.08)
    In excess of net
      investment income              --           --       (0.01)         --           --              --
    In excess of net
      realized gains                 --           --       (0.03)         --           --              --

        Total Distributions       (0.31)       (0.32)      (0.39)      (0.19)       (0.27)          (0.08)

Net Asset Value,
  End of Period                  $10.91       $10.51      $10.16      $10.07        $9.59          $ 9.64

Total Return
  (excludes sales charges)         6.88%        6.74%       4.85%       6.99%<F3>    3.54%<F3>      (2.82)%<F3>

Ratios/Supplemental Data:
Net Assets, End of
  Period (000)                   $2,388       $2,288      $1,808      $  456        $ 147          $  494
Ratio of expenses to
  average net assets               1.81%        1.60%       1.20%       0.96%<F4>   (0.05)%<F4>      0.65%<F4>
Ratio of net investment
  income (loss) to average
  net assets                       4.02%        3.18%       3.50%       4.15%<F4>    4.35%<F4>       3.15%<F4>
Ratio of expenses to
  average net assets<F1>           2.34%        2.62%       2.17%       3.67%<F4>    2.63%<F4>      26.10%<F4>
Ratio of net investment
  income to average
  net assets<F1>                   3.47%        2.16%       2.53%       1.44%<F4>    1.67%<F4>     (22.30)%<F4>
Portfolio turnover<F7>              152%         154%        143%         72%          52%             13%

<F1> During the period, certain fees were voluntarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
<F2> Period from commencement of operations.
<F3> Not annualized.
<F4> Annualized.
<F5> Effective June 5, 1995, the Victory National Municipal Bond Portfolio became the National Municipal Bond Fund.
<F6> Effective September 26, 1994, the Fund designated the existing shares as
     Class A Shares and commenced offering Class B Shares.
<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.


The Victory Portfolios                                     Financial Highlights

                                                  New York Tax-Free Fund

                                                                 Class A

                                                                                                   January 1,
                                                      Year Ended October 31,                       1994 to
                                                                                                   October 31,
                                       1998           1997           1996           1995<F4>       1994<F5>

Net Asset Value,
  Beginning of Period                  $ 12.68        $ 12.73        $ 12.85        $ 12.39        $ 13.54
Investment Activities
     Net investment income                0.61           0.68           0.68           0.87           0.57
     Net realized and
       unrealized gains
       (losses) from investments          0.14           0.03          (0.11)          0.42          (1.15)
          Total from
            investment Activities         0.75           0.71           0.57           1.29          (0.58)
Distributions
     Net investment income               (0.61)         (0.72)         (0.68)         (0.83)         (0.57)
     In excess of net
       investment income                    --             --             --             --             --
     Net realized gains                  (0.02)         (0.04)         (0.01)            --             --
          Total Distributions            (0.63)         (0.76)         (0.69)         (0.83)         (0.57)
Net Asset Value,
  End of Period                        $ 12.80         $12.68        $ 12.73        $ 12.85        $ 12.39
Total Return
  (excludes sales charges)                6.12%          5.77%          4.53%         10.82%         (4.31)%<F2>

Ratios/Supplemental Data:
Net Assets, End of Period (000)        $18,073        $15,335        $13,754        $15,374        $17,840
Ratio of expenses to
  average net assets                      0.94%          0.94%          0.93%          1.16%          0.91%<F3>
Ratio of net investment income
  to average net assets                   4.85%          5.32%          5.25%          5.50%          5.33%<F3>
Ratio of expenses to
  average net assets<F1>                  1.35%          1.49%          1.58%          1.96%          1.25%<F3>
Ratio of net investment income
  to average net assets<F1>               4.44%          4.77%          4.60%          4.70%          4.99%<F3>
Portfolio turnover <F6>                     38%            11%             0%            18%            18%

<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
<F2> Not annualized.
<F3> Annualized.
<F4> Effective June 5, 1995, the Victory New York Tax-Free Portfolio became the New York Tax-Free Fund.
<F5> Effective September 26, 1994, the Fund designated the existing shares as
     Class A Shares and commenced offering Class B Shares.
<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                                                                     New York Tax-Free Fund

                                                                     Class B

                                                                                                   September 26,
                                                      Year Ended October 31,                       1994 to        Ended
                                                                                                   October 31,    December 31,
                                       1998           1997           1996           1995<F4>       1994<F5>       1993

Net Asset Value,
  Beginning of Period                  $12.69         $12.74         $12.86         $12.39         $12.62         $ 12.76
Investment Activities
     Net investment income               0.49           0.57           0.57           0.85           0.07            0.70
     Net realized and
       unrealized gains
       (losses) from investments         0.12           0.03          (0.10)          0.36          (0.23)           0.84
          Total from
            investment Activities        0.61           0.60           0.47           1.21          (0.16)           1.54
Distributions
     Net investment income              (0.48)         (0.56)         (0.57)         (0.74)         (0.07)          (0.70)
     In excess of net
       investment income                   --          (0.05)         (0.01)            --             --              --
     Net realized gains                 (0.02)         (0.04)         (0.01)            --             --           (0.06)
          Total Distributions           (0.50)         (0.65)         (0.59)         (0.74)         (0.07)          (0.76)
Net Asset Value,
  End of Period                        $12.80         $12.69         $12.74         $12.86         $12.39         $ 13.54
Total Return
  (excludes sales charges)               4.96%          4.88%          3.72%         10.18%         (1.25)%<F2>     12.34%

Ratios/Supplemental Data:
Net Assets, End of Period (000)        $3,437         $2,731         $2,515        $ 1,953         $ <F6>         $28,530
Ratio of expenses to
  average net assets                     1.99%          1.82%          1.65%          2.02%          0.52%<F3>       0.87%
Ratio of net investment income
  to average net assets                  3.81%          4.46%          4.52%          5.94%          5.94%<F3>       5.28%
Ratio of expenses to
  average net assets<F1>                 2.36%          2.68%          2.34%          2.25%          0.86%<F3>       0.96%
Ratio of net investment income
  to average net assets<F1>              3.44%          3.60%          3.83%          5.71%          5.60%<F3>       5.19%
Portfolio turnover <F7>                    38%            11%             0%            18%            18%             12%

<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
<F2> Not annualized.
<F3> Annualized.
<F4> Effective June 5, 1995, the Victory New York Tax-Free Portfolio became the New York Tax-Free Fund.
<F5> Effective September 26, 1994, the Fund designated the existing shares as
     Class A Shares and commenced offering Class B Shares.
<F6> Amount is less than $1,000.
<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


See notes to financial statements.


The Victory Portfolios                                   Financial Highlights

                                                                Ohio Municipal Bond Fund

                                                                  Year Ended October 31,

                                            1998           1997           1996           1995           1994

Net Asset Value, Beginning of Period        $ 11.72        $ 11.43        $ 11.32        $ 10.33        $ 11.52
Investment Activities
     Net investment income                     0.51           0.53           0.54           0.52           0.49
     Net realized and unrealized
      gains (losses) from investments          0.42           0.29           0.11           1.00          (0.94)
          Total from Investment Activities     0.93           0.82           0.65           1.52          (0.45)
Distributions
     Net investment income                    (0.51)         (0.53)         (0.54)         (0.52)         (0.49)
     In excess of net investment income          --             --             --          (0.01)            --
     Net realized gains                       (0.10)            --             --             --          (0.25)
          Total Distributions                 (0.61)         (0.53)         (0.54)         (0.53)         (0.74)
Net Asset Value, End of Period              $ 12.04        $ 11.72        $ 11.43        $ 11.32        $ 10.33
Total Return (excludes sales charges)          8.18%          7.37%          5.87%         15.03%         (4.08)%

Ratios/Supplemental Data:
Net Assets, End of Period (000)             $82,704        $78,043        $73,463        $60,031        $57,704
Ratio of expenses to
  average net assets                           0.91%          0.89%          0.89%          0.66%          0.51%
Ratio of net investment income
  to average net assets                        4.31%          4.60%          4.72%          4.78%          4.58%
Ratio of expenses to
  average net assets<F1>                       1.13%          0.99%          1.05%          0.94%          1.09%
Ratio of net investment income
  to average net assets<F1>                    4.09%          4.50%          4.56%          4.49%          4.01%
Portfolio turnover                               95%            74%            81%           125%            53%

<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

THE VICTORY PORTFOLIOS                                Schedule of Investments
Balanced Fund                                                October 31, 1998
(Amounts in Thousands, Except Shares)

                                             Shares or
                                             Principal            Market
Security Description                          Amount              Value


Commercial Paper (9.0%)

Associates Corp., N.A.,
  5.70%, 11/2/98                             $ 38,412            $ 38,412

Total Commercial Paper (Cost $38,412)                              38,412


Common Stocks (53.5%)

Aerospace/Defense (0.5%):
AlliedSignal, Inc.                             51,400               2,001

Aluminum (0.4%):
Aluminum Co. of America                        21,700               1,720

Automobiles (1.0%):
Chrysler Corp.                                 31,000               1,492
Ford Motor Co.                                 14,041                 762
General Motors Corp.                           35,000               2,207
                                                                    4,461

Banks (4.3%):
BankAmerica Corp.                              54,090               3,107
First Union Corp.                              60,200               3,492
Mellon Bank Corp.                              22,000               1,323
Norwest Corp. (b)                              90,000               3,347
U.S. Bancorp                                   87,000               3,176
Wells Fargo & Co.                              10,500               3,884
                                                                   18,329

Beverages (1.7%):
Anheuser-Busch Cos., Inc.                      84,000               4,993
PepsiCo, Inc.                                  60,000               2,025
                                                                    7,018

Chemicals -- General (0.5%):
Air Products & Chemicals, Inc.                 51,000               1,925

Computers & Peripherals (3.2%):
Cisco Systems, Inc. (b)                        25,500               1,607
Hewlett-Packard Co.                            38,800               2,335
International Business Machines Corp.          65,000               9,648
                                                                   13,590

Conglomerates (1.5%):
General Electric Co.                           46,300               4,051
Textron, Inc.                                  33,800               2,514
                                                                    6,565

Consumer Products (0.3%):
Newell Co.                                     27,600               1,214

Containers (0.2%):
Sonoco Products Co.                            33,000                 936

Cosmetics & Related (0.5%):
Avon Products, Inc.                            54,200               2,151

Electrical Equipment (0.7%):
Emerson Electric Co.                           42,200               2,785

Electronic & Electrical -- General (0.4%):
Motorola, Inc.                                 32,000               1,664

Entertainment (1.1%):
The Walt Disney Co.                            59,000               1,589
Viacom, Inc., Class B (b)                      53,700               3,216
                                                                    4,805

Environmental Control (0.4%):
Waste Management, Inc.                         41,025               1,851

Financial & Insurance (0.4%):
Lincoln National Corp.                         22,000               1,669

Financial Services (1.8%):
Fannie Mae                                     61,200               4,334
Franklin Resources, Inc.                       20,000                 756
Transamerica Corp.                             26,589               2,765
                                                                    7,855

Food Processing & Packaging (1.4%):
ConAgra, Inc.                                  78,000               2,374
Sara Lee Corp.                                 58,000               3,462
                                                                    5,836

Forest Products -- Lumber & Paper (0.3%):
Bowater, Inc.                                   9,000                 367
Mead Corp.                                     28,000                 886
                                                                    1,253

Health Care (0.5%):
Columbia/HCA Healthcare Corp.                  92,500               1,943

Insurance (0.3%):
Everest Reinsurance Holdings, Inc.             40,500               1,395

Insurance -- Multi-Line (2.1%):
Allstate Corp.                                147,884               6,368
General Reinsurance Corp.                      10,900               2,395
                                                                    8,763

Medical Supplies (0.9%):
Biomet, Inc.                                   58,000               1,968
Medtronic, Inc.                                28,000               1,820
                                                                    3,788

Newspapers (0.4%):
Dow Jones & Co., Inc.                          35,500               1,626

Oil & Gas Exploration, Production
  & Services (1.3%):
Anadarko Petroleum Corp.                       45,000               1,524
Enron Corp.                                    72,600               3,830
                                                                    5,354

Oil-Integrated Companies (5.2%):
Amerada Hess Corp.                             22,000               1,216
Atlantic Richfield Co.                         12,000                 827
Chevron Corp.                                  72,001               5,867
Mobil Corp.                                    51,400               3,890
Phillips Petroleum Co.                         49,600               2,145
Royal Dutch Petroleum Co.,
  New York Shares                               5,800                 286
Texaco, Inc.                                  104,000               6,168
Unocal Corp.                                   47,000               1,595
                                                                   21,994

Oilfield Services & Equipment (1.0%):
Baker Hughes, Inc.                             74,600               1,646
Schlumberger, Ltd.                             47,000               2,467
                                                                    4,113

Paint, Varnishes, Enamels (0.2%):
Sherwin-Williams Co.                           41,400               1,043

Pharmaceuticals (5.1%):
Abbott Laboratories                           100,000               4,694
American Home Products Corp.                   80,800               3,939
Bristol-Myers Squibb Co.                       28,000               3,096
Merck & Co., Inc.                              25,000               3,381
Pfizer, Inc.                                   62,200               6,674
                                                                   21,784

Publishing (0.9%):
Time Warner, Inc.                              40,500               3,759

Railroads (0.5%):
Union Pacific Corp.                            46,000               2,191

Restaurants (0.5%):
McDonald's Corp.                               34,000               2,274

Retail (1.2%):
Dayton Hudson Corp.                            86,800               3,678
Wal-Mart Stores, Inc.                          18,800               1,297
                                                                    4,975

Retail -- Department Stores (1.0%):
J. C. Penney Co., Inc.                         36,000               1,710
May Department Stores Co.                      41,000               2,501
                                                                    4,211

Retail -- Drug Stores (0.8%):
Walgreen Co.                                   69,600               3,389

Retail -- Specialty Stores (0.6%):
AutoZone, Inc. (b)                             30,000                 789
Lowe's Cos., Inc.                              56,000               1,887
                                                                    2,676

Semiconductors (0.6%):
Intel Corp.                                    29,400               2,622

Software & Computer
  Services (0.9%):
Microsoft Corp. (b)                            21,000               2,223
Oracle Corp. (b)                               47,750               1,412
                                                                    3,635

Steel (0.1%):
USX-U.S. Steel Group, Inc.                     17,100                 398

Telecommunications (2.2%):
ALLTEL Corp.                                   30,000               1,404
MCI Worldcom, Inc. (b)                        144,292               7,973
                                                                    9,377

Telecommunications --
  Services & Equipment (0.6%):
Lucent Technologies, Inc.                      32,352               2,594

Tobacco & Tobacco Products (0.7%):
Philip Morris Cos., Inc.                       58,000               2,965

Utilities -- Electric (2.4%):
Consolidated Edison Co.
of New York, Inc.                              37,400               1,875
DQE, Inc.                                      20,000                 789
Duke Energy Corp.                              50,000               3,234
FirstEnergy Corp.                              15,000                 450
PacifiCorp                                     80,000               1,525
Texas Utilities Co.                            52,000               2,275
                                                                   10,148

Utilities -- Telecommunications
  (2.9%):
Ameritech Corp.                                93,000               5,016
Bell Atlantic Corp.                            56,000               2,975
GTE Corp.                                      75,500               4,431
                                                                   12,422

Total Common Stocks (Cost $152,080)                               227,067

Foreign Common Stocks (4.3%)

Argentina (0.0%):
Banks (0.0%):
Banco Rio de la Plata, ADR                     11,600                 104

Total Argentina                                                       104

Australia (0.1%):
Banks (0.0%):
National Australia Bank Ltd.                    7,000                  92

Leisure -- Recreation,
  Gaming (0.0%):
Aristocrat Leisure Ltd.                        35,000                 110

Oil & Gas Exploration,
  Production & Services (0.0%):
Woodside Petroleum Ltd.                        10,638                  56

Publishing (0.1%):
Publishing & Broadcasting Ltd.                 32,000                 127

Retail (0.0%):
Woolworths Ltd.                                29,000                 102

Telecommunications --
  Services & Equipment (0.0%):
Telstra Corp. Ltd., ADR                         1,950                 109

Total Australia                                                       596

Britain (0.8%):
Aerospace/Defense (0.1%):
British Aerospace                              35,000                 257

Banks (0.1%):
HSBC Holdings PLC                               9,000                 208
Lloyds TSB Group PLC                           22,000                 272
                                                                      480

Financial Services (0.0%):
Prudential Corp. PLC                           11,000                 143

Insurance (0.0%):
Guardian Royal Exchange PLC                    12,000                  58

Leisure -- Recreation,
  Gaming (0.1%):
Ladbroke Group PLC                             66,000                 241

Oil & Gas Exploration,
  Production & Services (0.0%):
British Petroleum Co. PLC                       8,200                 120

Pharmaceuticals (0.2%):
Glaxo Wellcome PLC                             12,500                 388
SmithKline Beecham PLC                         24,000                 296
                                                                      684

Software & Computer
  Services (0.0%)"
Mysis PLC                                      11,500                  81

Telecommunications (0.1%):
Vodafone Group PLC                             20,000                 267

Transportation (0.1%):
National Express Group PLC                     19,000                 323

Utilities -- Telecommunications
  (0.1%):
British Telecommunications PLC                 28,000                 366

Total Britain                                                       3,020

Canada (0.1%):
Diversified (0.0%):
Bombardier Inc., Class B                        3,900                  46
Oil & Gas Exploration,
  Production & Services (0.1%):
Suncor Energy, Inc.                             3,000                  95

Publishing (0.0%):
The Thomson Corp.                               1,500                  37

Telecommunications (0.0%):
Northern Telecom Ltd.                           1,100                  47

Total Canada                                                          225

Finland (0.1%):
Banks (0.0%):
Merita Ltd., Class A                           55,497                 297

Telecommunications (0.1%):
Nakia Oyj, Class A                              3,700                 337

Total Finland                                                         634

France (0.6%):
Automobiles (0.1%):
PSA Peugeot Citroen                             1,033                 172
Valeo SA                                        1,810                 157
                                                                      329

Computers & Peripherals (0.1%):
Cap Gemini SA                                   1,428                 215

Cosmetics & Related (0.1%):
L'OREAL                                           400                 229

Diversified (0.1%):
Compagnie de Saint Gobain                       2,350                 347
Compagnie Generale des Eaux                     1,500                 342
                                                                      689

Food Processing & Packaging (0.1%):
Groupe Danone                                     810                 214

Oil-Integrated Companies (0.1%):
Total SA, Class B                               1,950                 225

Retail -- Department Stores (0.0%):
Castorama Dubois                                1,100                 196
Pinault-Printemps-Redoute SA                      800                 134
                                                                      330

Telecommunications (0.0%):
Alcatel                                         1,400                 156

Total France                                                        2,387

Germany (0.3%):
Airlines (0.0%):
Deutsche Lufthansa AG, Registered               7,500                 163

Automobiles (0.1%):
Daimler-Benz AG -- New Shares (b)               2,596                 204

Banks (0.1%):
HypoVereinsbank                                 2,500                 198

Chemicals -- General (0.0%):
BASF AG                                         3,300                 140

Insurance (0.1%):
Allianz AG                                        600                 205

Manufacturing --
  Miscellaneous (0.0%):
VEBA AG                                         1,500                  84

Retail (0.0%):
Douglas Holding AG                              2,700                 155
Douglas Holding AG-New (b)                        270                  15
                                                                      170

Software & Computer Services (0.0%):
Systeme, Anwendungen,
  Produkte In Der Datenver                        400                 168

Total Germany                                                       1,332

Greece (0.1%):
Banks (0.1%):
National Bank Of Greece                           960                 136

Telecommunications (0.0%):
Hellenic Telecommunication
  Organization SA                               4,444                 101

Total Greece                                                          237

Hong Kong (0.1%):
Banks (0.0%):
Hang Seng Bank                                  3,500                  30

Newspapers (0.1%):
South China Morning Post
  (Holdings) Ltd.                             164,000                  88

Real Estate (0.0%):
Hutchison Whampoa Ltd.                         10,000                  72

Utilities -- Electric (0.0%):
Beijing Datang Power
  Generation Co. Ltd. (b)                      95,000                  29
Hong Kong Electric Holdings Ltd.               13,000                  48
                                                                       77

Total Hong Kong                                                       267

Hungary (0.1%):
Oil-Integrated Companies (0.0%):
MOL Magyar Olaj-es Gazipari Rt.                 2,000                  45

Telecommunications (0.1%):
Magyar Tavkozlesi Rt.                           6,400                 172

Total Hungary                                                         217

Ireland (0.2%):
Banks (0.1%):
Allied Irish Banks PLC                         21,000                 301

Building Materials (0.1%):
CRH PLC                                        24,000                 350

Total Ireland                                                         651

Italy (0.2%):
Banks (0.0%):
Banca di Roma (b)                              21,000                  37
Istituto Bancario San
  Paolo di Torino SpA (b)                       9,000                 132
                                                                      169

Financial Services (0.0%):
Istituto Mobiliare Italiano SpA                 9,000                 138

Utilities -- Telecommunications
  (0.2%):
Telecom Italia Mobile SpA                      49,000                 285
Telecom Italia SpA                             46,883                 236
                                                                      521

Total Italy                                                           828

Japan (0.6%):
Computers & Peripherals (0.0%):
Canon Inc.                                      2,000                  38

Cosmetics & Related (0.2%):
Kao Corp.                                      12,000                 244
Shiseido Co. Ltd.                              13,000                 142
                                                                      386

Diversified (0.0%):
Minebea Co. Ltd.                                4,000                  38

Electronic & Electrical --
  General (0.0%):
Matsushita Electric
  Industrial Co. Ltd.                           8,000                 117
Sharp Corp.                                     5,000                  38
                                                                      155

Entertainment (0.0%):
Nintendo Co. Ltd.                               1,000                  85

Financial Services (0.2%):
Takefuji Corp.                                  5,000                 266

Food Manufacturing (0.0%):
Q.P. Corp.                                     10,000                  76

Health Care (0.0%):
Hoya Corp.                                      4,000                 171

Insurance (0.0%):
Tokio Marine & Fire Insurance Co.              14,000                 159

Manufacturing --
  Miscellaneous (0.0%):
Mitsubishi Heavy Industries                    30,000                 116

Medical Equipment
  & Supplies (0.2%):
Terumo Corp.                                   13,000                 274

Paint, Varnishes, Enamels (0.0%):
Kansai Paint                                   15,000                  34

Pharmaceuticals (0.0%):
Sankyo Co., Ltd.                                4,000                  90

Printing (0.0%):
Toppan Printing Co. Ltd.                       15,000                 154

Retail (0.0%):
Ito Yokado Co.                                  2,000                 117

Retail -- Department Stores (0.0%):
Isetan Co. Ltd.                                12,000                 109

Telecommunications (0.0%):
Nippon Telephone & Telegraph                       21                 164

Tools (0.0%):
Makita Corp.                                    6,000                  63

Total Italy                                                         2,495

Malaysia (0.0%):
Automobiles (0.0%):
Oriental Holdings Berhad                       42,000                  31

Total Malaysia                                                         31

Mexico (0.0%):
Building Materials (0.0%):
Cemex SA de CV                                 16,000                  73

Total Mexico                                                           73

Netherlands (0.2%):
Banks (0.1%):
ING Groep Financial Services N.V.               6,497                 314

Food Products (0.0%):
Koninklijke Numico N.V.                         1,700                  67

Insurance (0.1%):
Aegon N.V.                                      3,015                 262

Oil -- Integrated Companies (0.0%):
Royal Dutch Petroleum Co.                       2,000                  97

Total Netherlands                                                     740

New Zealand (0.0%):
Fisheries (0.0%):
Sanford Ltd.                                   12,000                  18

Household Goods -- Appliances,
  Furnishings & Electronics (0.0%):
Fisher & Paykel Industries Ltd.                15,100                  45

Total New Zealand                                                      63

Norway (0.0%):
Banks (0.0%):
Den Norske Bank ASA                            38,000                 134

Total Norway                                                          134

Poland (0.0%):
Utilities -- Telecommunications
  (0.0%):
Softbank SA                                     2,200                  50

Total Poland                                                           50

Portugal (0.1%):
Banks (0.1%):
Banco Commercial Portugues, SA                  7,000                 219

Building Materials (0.0%):
Cimpor-Cimentos de Portugal, SGPS SA            6,000                 208

Utilities -- Electric (0.0%):
Electricidade de Portugal, SA                   3,000                  75

Utilities -- Telecommunications
  (0.0%):
Portugal Telecom, SA                            2,800                 133

Total Portugal                                                        635

Singapore (0.0%):
Transportation (0.0%):
Keppel Corp. Ltd.                              15,000                  30

Total Singapore                                                        30

South Africa (0.0%):
Computers & Peripherals (0.0%):
DataTec Ltd.                                    3,500                  53

Total South Africa                                                     53

South Korea (0.0%):
Utilities -- Electric (0.0%):
Korea Electric Power Corp., ADR                 6,900                  88

Total South Korea                                                      88

Spain (0.3%):
Banks (0.1%):
Banco Santander, SA                            10,200                 186
Corporation Bancaria de Espana, SA             15,000                 327
                                                                      513

Construction (0.1%):
Dragados & Construcciones, SA                  10,000                 297

Utilities -- Electric (0.0%):
Endesa, SA                                      7,000                 176

Utilities -- Telecommunications
  (0.1%):
Telefonica de Espana                            5,863                 264

Total Spain                                                         1,250

Sweden (0.0%):
Telecommunications (0.0%):
Telefonaktiebolaget LM Ericsson,
Class B                                         8,800                 198

Total Sweden                                                          198

Switzerland (0.4%):
Banks (0.1%):
Credit Suisse Group, Registered                 2,297                 353
UBS AG, Registered                                565                 155
                                                                      508

Food Products (0.0%):
Nestle SA, Registered                              80                 170

Insurance (0.1%):
Baloise Holding Ltd., Registered                  270                 223

Pharmaceuticals (0.2%):
Novartis AG, Registered                           283                 510
Roche Holding AG                                   25                 292
                                                                      802

Total Switzerland                                                   1,703

Turkey (0.0%):
Banks (0.0%):
Yapi ve Kredi Bankasi AS GDR                    3,300                  38

Total Turkey                                                           38

Total Foreign Common Stocks (Cost $15,932)                         18,079


Preferred Stocks (0.0%)

Germany (0.0%):
Automobiles (0.0%):
Volkswagen AG                                   1,900                  90

Consumer Products (0.0%):
Gardena Holding AG                              3,888                  75

Total Preferred Stocks (Cost $143)                                    165


Asset Backed Securities (3.9%)

American Express Credit Account
  Master Trust, Series 1997-1,
  Class A, 6.40%, 4/15/05                       1,030               1,064

CIT Recreational Vehicle Trust,
  Series 1998-A, Class A2,
  5.92%, 3/15/07                                1,420               1,431

Federal National Mortgage Association,
  Series 1998-36,
  Class N, 6.00%, 6/18/25                       2,063               1,996

Federal National Mortgage Association,
  Series 1998-46, Class PJ,
  6.25%, 12/18/22, CMO                          1,576               1,589

First USA Credit Card Master
  Trust, Series 1997-6, Class A,
  6.42%, 3/17/05                                1,685               1,743

Green Tree Home Improvement Loan
  Trust, Series 1997-E, Class HEA6,
  6.62%, 1/15/29                                1,320               1,371

MBNA Master Credit Card Trust,
  Series 1998-D, Class A,
  5.80%, 12/15/05                               1,400               1,436

Nationsbank Credit Card Master
  Trust, Series 1995-1, Class A,
  6.45%, 4/15/03                                  910                 941

Premier Auto Trust,
  1998-5, Class A-3,
  5.07%, 7/8/02                                 1,500               1,510

Residential Accredit Loans Inc.,
  Series 1998-QS16, Class A1,
  6.50%, 11/29/28, CMO                          1,575               1,585

Residential Accredit Loans, Inc.,
  Series 1998-QS7, Class CB2,
  6.75%, 7/25/28                                1,890               1,909

Total Asset Backed Securities (Cost $16,387)                       16,575

Collateralized Mortgage Obligations (0.3%)

Federal Home Loan Mortgage Corp. (0.3%):
6.25%, 5/15/27,
  Series 2030, Class D                          1,463               1,474

Total Collateralized Mortgage
Obligations (Cost $1,454)                                           1,474


Corporate Bonds (9.6%)

Automobiles (0.5%):
Chrysler Financial Corp.,
  5.25%, 5/4/01                                 1,950               1,948

Ford Motor Co.,
  9.00%, 9/15/01                                  100                 110
                                                                    2,058

Broadcasting/Cable (0.2%):
TCI Communications, Inc.,
  7.88%, 2/15/26                                  490                 563

Time Warner, Inc.,
  6.95%, 1/15/28                                  490                 491
                                                                    1,054

Commercial Banking (0.7%):
Abbey National PLC,
  6.70%, 6/29/49,
  Callable 6/15/08 @100                         1,705               1,634

Natexis Banque,
  6.31%*, 12/29/49,
  Callable 12/12/01 @100                        1,600               1,493
                                                                    3,127

Electronic & Electrical --
  General (0.9%):
General Electric Capital Services,
  7.50%, 8/21/35                                  630                 754

Sony Corp.,
  6.13%, 3/4/03                                 2,800               2,873
                                                                    3,627

Entertainment (0.2%):
Loews Corp.,
  6.75%, 12/15/06                                 875                 903

Environmental Control (0.3%):
USA Waste Services,
  7.00%, 7/15/28                                1,245               1,153

Financial Services (0.9%):
Associates Corp., N.A.,
  6.88%, 6/20/02                                  695                 725

Farmers Exchange Capital,
  7.05%, 7/15/28                                  880                 845

Republic New York-Stop,
  7.53%, 12/4/26,
  Callable 12/4/06 @ 103.77                     1,500               1,491

Transamerica Capital III,
  7.63%, 11/15/37                                 800                 847
                                                                    3,908

Food Processing & Packaging (0.2%):
Nabisco, Inc.,
  6.00%, 2/15/01                                  925                 920

Industrial Goods & Services (2.3%):
EOP Operating LP,
  6.75%, 2/15/08                                2,460               2,301

Frontier Corp.,
  6.00%, 10/15/03                               1,210               1,230

Georgia-Pacific Corp.,
  9.95%, 6/15/02                                1,000               1,141

Motorola Inc.,
  5.80%, 10/15/08                               1,890               1,890

Owens Corning,
  7.50%, 5/1/05                                   550                 563

USX Corp.,
  7.20%, 2/15/04                                1,250               1,336

Williams Cos.,
  6.20%, 8/1/02                                 1,020               1,052
                                                                    9,513

Insurance (0.7%):
Liberty Mutual,
  8.20%, 5/4/07 (c)                               780                 890

Lumbermens Mutual,
  8.30%, 12/1/37 (c)                              230                 237

Metropolitan Life Insurance Co.,
  6.30%, 11/1/03 (c)                            1,800               1,841
                                                                    2,968

Oil & Gas Exploration,
  Production & Services (0.5%):
Amoco Corp.,
  6.00%, 6/9/08                                   705                 739

Unocal Corp.,
  7.00%, 5/1/28                                 1,285               1,205
                                                                    1,944

Publishing (0.5%):
Time Warner, Inc.,
  7.75%, 6/15/05                                1,750               1,914

Retail (0.4%):
Dayton Hudson Corp.,
  6.65%, 8/1/28                                   505                 494

J.C. Penney & Co., Inc.,
  7.63%, 9/1/97                                   750                 781

J.C. Penny & Co., Inc.,
  7.60%, 4/1/07                                   425                 464
                                                                    1,739

Telecommunications (0.8%):
360 Communications Co.,
  7.50%, 3/1/06                                 1,405               1,542

GTE Corp.,
  6.94%, 4/15/28                                  740                 765

Telecommunications, Inc.,
  9.80%, 2/1/12                                   920               1,182
                                                                    3,489

Tobacco & Tobacco Products (0.3%):
Phillip Morris Cos. Inc,
  7.00%, 7/15/05                                1,180               1,240

Transportation (0.2%):
CSX Corp.,
  6.25%, 10/15/08                                 950                 949

Utilities -- Telecommunications
  (0.0%):
Bell Atlantic Financial Service,
  5.75%, 4/1/03,
  Callable 4/1/01 @ 102.3 (c)                     200                 205

Total Corporate Bonds (Cost $40,656)                               40,711


Foreign Government Bonds (0.3%)

Canada (0.3%):
British Columbia,
  5.38%, 10/29/08                               1,160               1,150

Total Foreign Government Bonds (Cost $1,155)                        1,150


Securities Purchased When Issued (3.6%)

Federal Home Loan
  Mortgage Corp. (2.3%):
6.00%, 15 Year TBA                              1,423               1,429
6.50%, 30 Year TBA                              1,561               1,571
7.00%, 30 Year TBA                              5,255               5,357
7.50%, 30 Year TBA                              1,308               1,339
                                                                    9,696

Federal National Mortgage Assoc.
  (1.3%):
6.00%, 15 Year TBA                              1,651               1,655
6.50%, 15 Year TBA                              1,056               1,069
7.00%, 15 Year TBA                                658                 670
8.00%, 30 Year TBA                              2,164               2,237
                                                                    5,631

Total Securities Purchased
When Issued (Cost $15,336)                                         15,327


U.S. Treasury Securities (7.3%)

U.S. Treasury Notes (5.1%):
5.75%, 9/30/99                                  1,700               1,720
4.50%, 9/30/00                                  1,927               1,936
4.00%, 10/31/00                                 3,993               3,985
5.63%, 5/15/01                                    482                 498
6.25%, 10/31/01                                 1,020               1,074
5.25%, 8/15/03                                  1,348               1,406
4.25%, 11/15/03                                 4,000               3,988
5.63%, 5/15/08                                  4,673               5,033
                                                                   19,640

U.S. Treasury Bonds (2.2%):
4.50%, 11/15/08                                 2,000               1,992
6.13%, 11/15/27                                 6,291               7,092
5.50%, 8/15/28                                  2,262               2,380
                                                                   11,464

Total U.S. Treasury Securities
(Cost $30,354)                                                     31,104

U.S. Government Agencies (2.0%)

Federal Home Loan Bank (0.6%):
  5.13%, 9/15/03                                2,480               2,508

Federal National Mortgage Assoc.
  (1.4%):
4.63%, 10/15/01                                 1,150               1,151
4.75%, 11/14/03                                 1,820               1,814
6.55%, 9/12/05                                  2,725               2,942
                                                                    5,907

Total U.S. Government Agencies (Cost $8,296)                        8,415


U.S. Government Mortgage Backed (9.4%)

Federal Home Loan
  Mortgage Corp. (0.5%):
7.00%, 3/1/28                                     168                 171
7.50%, 4/1/07                                     184                 189
8.50%, 6/1/12-7/1/21                            1,756               1,832
                                                                    2,192

Federal National Mortgage Assoc.
  (4.8%):
6.00%, 2/1/13-8/1/28                            4,626               4,614
6.50%, 5/1/13-9/1/28                           10,297              10,391
7.00%, 5/1/12-8/1/28                            1,526               1,558
7.50%, 9/1/23-9/1/28                            2,152               2,200
8.50%, 5/1/12-11/1/17                           1,563               1,626
                                                                   20,389

Government National Mortgage Assoc.
  (4.1%):
7.00%, 12/15/23-9/15/28                        10,379              10,627
7.50%, 11/15/23-2/15/28                         4,298               4,424
8.50%, 7/15/10                                    249                 263
9.00%, 915/19-11/15/16                          1,906               2,023
9.50%, 7/15/09                                    119                 127
                                                                   17,464

Total U.S. Government Mortgage
Backed (Cost $39,589)                                              40,045

Total Investments (Cost $359,794) (a) -- 103.2%                   438,524

Liabilities in excess of other assets -- (3.2)%                   (13,441)

TOTAL NET ASSETS -- 100.0%                                       $425,083

(a) Represents cost for financial reporting purposes and differs primarily from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $314. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):
         Unrealized appreciation                                  $86,453
         Unrealized depreciation                                   (8,037)
         Net unrealized appreciation                              $78,416
(b) Non-income producing securities.
(c) 144a security which is restricted as to resale to institutional investors.
* Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Investments is the rate in effect at October 31, 1998.

ADR -- American Depository Receipt
CMO -- Collateralized Mortgage Obligation

See notes to financial statements.

The Victory Portfolios                                 Schedule of Investments
Convertible Securities Fund                                   October 31, 1998
(Amounts in Thousands, Except Shares)
                                             Shares or
                                             Principal           Market
Security Description                          Amount             Value


Common Stocks (3.8%)

Banks (2.6%):
Commerce Bancorp, Inc.                       17,500              $  711
First Republic Bancorp, Inc. (b)             30,000                 743
Golden State Bancorp, Inc. (b)               38,000                 729
Mercantile Bancorporation, Inc.              15,000                 685
                                                                  2,868

Broadcasting/Cable (1.2%):
Mediaone Group Inc.                          23,600               1,271

Total Common Stocks (Cost $3,036)                                 4,139


Commercial Paper (2.1%)

Associates Corp., N.A.,
  5.70%, 11/2/98                            $ 2,304               2,304

Total Commercial Paper (Cost $2,304)                              2,304


Convertible Bonds (50.2%)

Automotive Parts (0.7%):
Pep Boys-Manny, Moe & Jack,
  Convertible Subordinated Notes,
  4.00%, 9/1/99,
  Callable 11/16/98 @ 100                       800                 788

Broadcasting & Publishing (2.1%):
Scholastic Corp.,
  Convertible Subordinated Notes,
  5.00%, 8/15/05,
  Callable 11/16/98 @ 100 (c)                 1,000                 909

Thomas Nelson, Inc.,
  Convertible Subordinated Notes,
  5.75%, 11/30/99,
  Continuously Callable @ 103.29 (c)          1,325               1,310
                                                                  2,219

Commercial Services (2.4%):
CUC International Inc.,
  Convertible Subordinated Notes,
  3.00%, 2/15/02,
  Callable 2/15/00 @ 101.2                      600                 494

CUC International, Inc.,
  Convertible Subordinated Notes,
  3.00%, 2/15/02,
  Callable 2/15/00 @ 101.2 (c)                  250                 206

International Technology Corp.,
  Convertible Subordinated
  Debentures, 8.00%, 10/1/06,
  Continuously Callable @ 100                   750                 668

Ogden Corp., Euro-Dollar
  Convertible Subordinated
  Notes, 5.75%, 10/20/02                      1,300               1,241
                                                                  2,609

Computers & Peripherals (3.6%):
EMC Corp., Convertible Subordinated
  Notes, 3.25%, 3/15/02,
  Callable 3/15/00 @ 101.3                      525               1,522

HMT Technology Corp.,
  Convertible Subordinated Notes,
  5.75%, 1/15/04,
  Callable 1/20/00 @ 103.29 (c)                 250                 147

HMT Technology Corp.,
  Convertible Subordinated Notes,
  5.75%, 1/15/04,
  Callable 1/20/00 @ 103.29                   1,500                 883

Micron Technology, Inc.,
  Convertible Subordinated
  Notes, 7.00%, 7/1/04,
  Callable 7/3/01 @ 103                       1,250               1,222

Northern Telecom Ltd.,
  Convertible Subordinated
  Debentures, 5.25%, 5/15/03,
  Callable 5/15/99 @ 102.1 (c)                  250                 256
                                                                  4,030

Conglomerates (1.1%):
Veterinary Centers Of America,
  Convertible Subordinated
  Debentures, 5.25%, 5/1/06,
  Callable 5/16/99 @ 103                      1,585               1,228

Electronic & Electrical --
  General (0.7%):
Lam Research Corp.,
  Convertible Subordinated
  Notes, 5.00%, 9/1/02                          250                 197

Lam Research Corp.,
  Convertible Subordinated
  Notes, 5.00%, 9/1/02 (c)                      750                 592
                                                                    789



Electronic Components/Instruments
  (1.8%):
Analog Devices,
  Convertible Subordinated Notes,
  3.50%, 12/1/00,
  Callable 12/1/98 @ 101.4                      160                 173

Atmel SA,
  3.25%, 6/1/02,
  Guaranteed by Atmel Corp., (c)                250                 189

Cymer Inc.,
  Convertible Subordinated Notes,
  3.50%, 8/6/04,
  Callable 8/9/00 @ 106.372                   1,000                 664

VLSI Technology, Inc.,
  Convertible Subordinated Notes,
  8.25%, 10/1/05,
  Callable 10/3/99 @ 102.48                   1,000                 878
                                                                  1,904

Electronics (1.4%):
SCI Systems Inc.,
  Convertible Subordinated Notes,
  5.00%, 5/1/06,
  Callable 5/1/99 @ 103.5 (c)                   950               1,557

Environmental Services (0.4%):
Waste Management Technologies,
  Convertible Subordinated Notes,
  2.00%, 1/24/05,
  Callable 3/15/00 @ 84.303                     500                 476

Financial Services (2.2%):
Bell Atlantic Financial,
  4.25%, 9/15/05,
  Callable 9/15/02 @ 104.242 (c)              1,600               1,586

Fort Bend Holding Corp.,
  Convertible Subordinated
  Debentures, 8.00%, 12/1/05,
  Callable 12/1/98 @ 105.6                      400                 771
                                                                  2,357

Gas & Electric Utility (0.9%):
Oryx Energy Co.,
  Convertible Subordinated
  Debentures, 7.50%, 5/15/14
  Callable 5/15/99 @ 100,                     1,000                 986

Health Care (0.9%):
Quantum Health Resources, Inc.,
  Convertible Subordinated
  Debentures, 4.75%, 10/1/00,
  Callable 10/1/99 @ 100.68                   1,017                 925



Hotels & Motels (0.8%):
Hilton Hotels Corp.,
  Convertible Subordinated Notes,
  5.00%, 5/15/06,
  Callable 5/15/99 @ 102.86                   1,000                 881

Insurance (0.0%):
First Central Financial Corp.,
  Convertible Subordinated
  Debentures, 9.00%, 8/1/00,
  Callable 11/16/98 @ 100.63 (d)                 76                   0

Leisure -- Recreation, Gaming (0.9%):
Family Golf Centers,
  Convertible Subordinated Notes,
  5.75%, 10/15/04,
  Callable 10/15/00 @102.875                  1,000                 973

Manufacturing -- Machinery (1.9%):
MascoTech, Inc.,
  Convertible Subordinated
  Debentures, 4.50%, 12/15/03,
  Callable 12/15/98 @ 102                     1,750               1,413

Thermo Fibertek Inc.,
  4.50%, 7/15/04,
  Callable 7/15/00 @ 100,
  Gauaranteed by Thermo Electron (c)            800                 688
                                                                  2,101

Medical Equipment & Supplies (1.2%):
Thermo Instruments System,
  4.50%, 10/15/03,
  Callable 10/15/99 @ 100 (c)                   350                 307

ThermoTrex Corp.,
  3.25%, 11/1/07,
  Callable 11/1/00 @ 100,
  Guaranteed by Thermo Electron               1,220                 956
                                                                  1,263

Medical -- Biotechnology (2.8%):
Centocor Inc.,
  Convertible Subordinated
  Debentures, 4.75%, 2/15/05,
  Callable 2/21/01 @ 102.714                  1,250               1,324

Chiron Corp.,
  Convertible Subordinated Notes,
  1.90% , 11/17/00,
  Callable 11/17/98 @ 95.08                     750                 743

Genzyme Corp.,
  Convertible Subordinated Notes,
  5.25%, 6/1/05,
  Callable 6/10/01@102.63 (c)                   750                 927
                                                                  2,994

Medical -- Hospital Services (1.2%):
Medical Care International,
  Convertible Subordinated
  Debentures, 6.75%, 10/1/06,
  Callable 10/1/01 @ 100                      1,500               1,266

Oil & Gas Exploration,
  Production & Services (1.9%):
Lomak Petroleum, Inc.,
  Convertible Subordinated
  Debentures, 6.00%, 2/1/07,
  Callable 2/1/00 @ 104 (c)                     750                 480

Nabors Industrial Inc.,
  Convertible Subordinated Notes,
  5.00%, 5/15/06,
  Callable 5/15/99 @ 103.5                    1,000               1,108

SEACOR SMIT, Inc.,
  Convertible Subordinated Notes,
  5.38%, 11/15/06,
  Callable 11/24/99 @ 103.58                    500                 473
                                                                  2,061

Oil-Integrated Companies (1.2%):
Pennzoil Co.,
  Convertible Debentures,
  4.90%, 8/15/08,
  Callable 8/15/00 @ 104.00                   1,300               1,268

Oilfield Services &
  Equipment (3.3%):
Diamond Offshore Drilling, Inc.,
  Convertible Subordinated Notes,
  3.75%, 2/15/07,
  Callable 2/22/01 @ 102.08                   3,450               3,545

Pharmaceuticals (3.1%):
ALZA Corp.,
  Convertible Subordinated
  Debentures, 5.00%, 5/1/06,
  Callable 5/1/01 @ 102.14                    1,775               2,389

Atrix Labs, Inc.,
  Convertible Subordinated Notes,
  7.00%, 12/1/04,
  Callable 12/5/00 @ 103 (c)                    500                 374

Cetus Corp.,
  Convertible Subordinated
  Debentures, 5.25%, 5/21/02,
  Continuously Callable @ 100                   300                 303

Omnicare Inc.,
  5.00%, 12/1/07,
  Callable 12/6/00 @ 103.5                      250                 269
                                                                  3,335

Precision Instruments &
  Related (2.5%):
Thermo Instruments,
  4.00%, 1/15/05,
  Callable 1/15/01 @ 100                      3,300               2,648

Primary Metal & Mineral
  Production (1.1%):
Homestake Mining Co.,
  Convertible Subordinated
  Debenture, 5.50%, 6/23/00,
  Continuously Callable @ 100 (c)             1,250               1,195

Real Estate (1.0%):
Avatar Holdings,
  Convertible Subordinated Notes,
  7.00%, 4/1/05,
  Callable 4/6/01 @ 104                       1,250               1,077

Real Estate Investment Trusts (3.3%):
Health Care Property Investors, Inc.,
  Convertible Subordinated Notes,
  6.00%, 11/8/00,
  Callable 11/15/98 @ 100 (c)                   950                 888

Macerich Co.,
  Convertible Subordinated Notes,
  7.25%, 12/15/02,
  Callable 6/15/02 @ 100 (c)                    500                 481

Meditrust,
  Convertible Debentures,
  7.50%, 3/1/01,
  Callable @ 100                              1,240               1,206

Rouse Co.,
  Subordinated Notes,
  5.75%, 7/23/02,
  Continuously Callable @ 100                 1,000               1,014
                                                                  3,589

Retail (0.9%):
Home Depot Inc.,
  Convertible Subordinated Notes,
  3.25%, 10/1/01,
  Callable 10/2/99 @ 100.81                     375                 714

Rite Aid Corp.,
  Convertible Subordinated Notes,
  5.25%, 9/15/02,
  Callable 9/15/00 @ 102.1                      200                 254
                                                                    968

Retail -- Department Stores (0.5%):
Saks Holdings, Inc.,
  Convertible Subordinated Notes,
  5.50%, 9/15/06,
  Callable 9/15/99 @ 103.85                     500                 496

Retail -- Specialty Stores (1.0%):
Corporate Express, Inc.,
  4.50%, 7/1/00,
  Callable 7/1/99 @ 101.13                      750                 664

The Sports Authority, Inc.,
  Convertible Subordinated Notes,
  5.25%, 9/15/01,
  Callable 9/15/99 @ 102.10                     250                 183

The Sports Authority, Inc.,
  Convertible Subordinated Notes,
  5.25%, 9/15/01,
  Callable 9/15/99 @ 102.10 (c)                 300                 220
                                                                  1,067

Shipbuilding (0.6%):
Halter Marine Group, Inc.,
  Convertible Subordinated Notes,
  4.50%, 9/15/04,
  Callable 9/15/00 @ 102.57                   1,000                 661

Telecommunications (1.5%):
DSC Communications Corp.,
  Convertible Subordinated Notes,
  7.00%, 8/1/04,
  Callable 8/1/00 @ 104 (c)                     750                 765

DSC Communications Corp.,
  Convertible Subordinated Notes,
  7.00%, 8/1/04,
  Callable 8/1/00 @ 104                         400                 409

Tele-Comm International,
  Convertible Subordinated
  Debentures, 4.50%, 2/15/06,
  Callable 2/15/99 @ 103.15                     400                 394
                                                                  1,568

Transportation Services (0.8%):
Offshore Logistics,
  Convertible Subordinated Notes,
  6.00%, 12/15/03,
  Callable 12/15/99 @ 103.43                  1,000                 901

Utilities -- Electric (0.5%):
Potomac Electric Power,
  Convertible Debentures,
  7.00%, 1/15/18,
  Callable 1/15/99 @ 101                        500                 503

Total Convertible Bonds (Cost $55,196)                           54,228


Convertible Preferred Stock (40.1%)

Banks (0.5%):
Matewan Bancshares, Inc.,
  7.50%, Series A,
  Callable 3/15/00 @ $26.125                 19,500                 585

Broadcasting & Publishing (1.0%):
Houston Industries, Inc., 7.00%              13,500               1,094

Broadcasting/Cable (4.2%):
CSC Holdings, Inc., 8.50%, Series I,
  Callable 11/1/99 @ $25.70                  62,000               4,541

Computers & Peripherals (1.2%):
Unisys Corp., $3.75, Series A,
  Callable 12/14/98 @ $50                    26,000               1,318

Conglomerates (1.1%):
Corning Delaware L.P., 6.00%,
  Callable 8/5/99 @ $51.50,
  Guaranteed by Corning,Inc.                 20,000               1,151

Containers -- Metal, Glass,
  Paper, Plastic (0.4%):
Crown Cork & Seal, Co., Inc., 4.50%          15,000                 451

Cosmetics & Related (0.6%):
Estee Lauder Co., 6.25%, TRACES              10,000                 638

Financial Services (2.5%):
Federal Mogul Financial Trust, 7.00%,
  Callable 12/6/00 @ $52.45                  15,000                 894

Newell Financial Trust I, 5.25%,
  Callable 12/1/01 @ $51.58                   4,500                 238

Newell Financial Trust I, 5.25%,
  Callable 12/1/01 @ $51.58 (c)              30,000               1,587
                                                                  2,719

Food Products (0.8%):
Suzia Foods Corp.,
  5.50%, 4/1/28,
  Callable 4/1/01 @ $51.72 (c)               25,000                 813

Insurance (5.4%):
American Bankers Insurance,
  $3.125, Series B,
  Callable 8/7/00 @ $51.88                    9,000                 827

Conseco Finance Trust IV,
  7.00%, 2/16/01, Series F                   38,000               1,631

Jefferson-Pilot Corp., 7.25%                 27,700               2,714

Lincoln National Corp., 7.75%                29,800                 738
                                                                  5,910

Manufacturing -- Machinery (0.6%):
Case Corp., $4.50,
  Callable 7/1/99 @ $51.29                   12,000                 688

Oil & Gas Exploration,
  Production & Services (2.9%):
Belco Oil & Gas Corp., 6.50%                 40,000                 600

Howell Corp., $3.50 Series A,
  Callable 4/23/99 @ $51                     10,000                 228

Weatherford International Inc.,
  5.00%, 11/1/27,
  Callable 11/4/00 @ $51.75                  24,000                 750

Western Gas Resources, Inc., $2.625,
  Callable 2/16/99 @ $51.313                 40,000               1,554
                                                                  3,132

Oil-Integrated Companies (2.5%):
Tesoro Petroleum Corp., 7.25%                11,100                 169

Unocal Corp., 6.25%,
  Callable 9/3/00 @ $50.00                   50,000               2,494
                                                                  2,663

Paint, Varnishes, Enamels (0.7%):
Cyprus Amax Minerals Co.,
  $4 Series A,
  Callable 12/18/98 @ $51.60                 20,000                 720

Paper and Forest Products (2.0%):
International Paper Co., 5.25%,
  Callable 6/30/99 @ $50.00                  45,000               2,121

Publishing (0.6%):
Readers Digest, $1.93,TRACES                 28,500                 652

Railroads (0.5%):
Felcor Lodging Trust, Inc.,
  $1.95 Series A,
  Calable 4/30/01 @ $25                      30,000                 594

Real Estate (0.9%):
Equity Office, 5.25%, Series B,
  Callable 2/15/03 @ $51.167                  2,000                  79

Equity Residential Properties,
  $2.15, Series J                            32,500                 865
                                                                    944

Real Estate Investment
  Trusts (2.2%):
Camden Property Trust,
  $2.25, Series A,
  Callable 4/30/01 @ $32.464                 22,000                 545

Rouse Co., $3.00, Series B                   20,000                 905

Vornado Realty Trust,
  6.50%, Series A                            20,000                 965
                                                                  2,415

Restaurants (1.1%):
Wendys Financing I,
  5.00%, 9/15/26 Series A                    25,000               1,225

Retail (0.8%):
K-Mart Financing, 7.75%,
  Callable 6/17/99 @ $52.713                 15,000                 832

Steel (1.0%):
USX Capital Trust I, 6.75%,
  Callable 4/1/99 @ $51.30                   25,000               1,075

Telecommunications (1.0%):
AirTouch Communications, Inc.,
  4.25%, Series C,
  Callable 8/16/00 @ $50.00                  13,200               1,057

Textile Manufacturing (0.8%):
TXI Capital Trust I,
  5.50%, 6/2/28,
  Callable 6/5/01 @ 50                       25,000                 866

Transportation Leasing &
  Trucking (0.3%):
Automatic Common Exchange
  Security Trust II, 6.50%,
  Convertible to shares of
  Republic Industries, Inc., TRACES          20,000                 331

Transportation Services (3.2%):
CNF Trust I, Series A, 5.00%,
  Callable 6/1/00 @ $51.5625                 17,900                 904

Union Pacific Capital, 6.25%,
  Callable 4/10/01 @ $51.56                  40,000               1,849

Union Pacific Capital, 6.25%,
  Callable 4/10/01 @ $51.56 (c)              15,000                 694
                                                                  3,447

Utilities -- Electric (1.3%):
Citizens Utilities Trust, 5.00%,
  Callable 2/1/99 @ $50.00,
  Guaranteed by Citizens Utility Co.         20,000                 884

El Paso Energy Capital,
  4.75%, 3/31/28,
  Callable 3/31/02 @ $51.43                  10,000                 485
                                                                  1,369

Total Convertible Preferred Stock (Cost $41,943)                 43,351

Corporate Bonds (1.4%)

Financial Services (1.0%):
Bank Plus Corp., Senior Notes,
  12.00%, 7/18/07,
  Callable 11/15/05 @ 110                     1,000               1,040

Insurance (0.4%):
National Reinsurance Corp.,
  Senior Notes, 8.85%, 1/15/05                  400                 465

Total Corporate Bonds (Cost $1,511)                               1,505


Preferred Stocks (1.2%)

Banks (1.2%):
California Federal Preferred Capital,
  9.13%, Series A,
  Callable 12/31/02 @ $26.14                 20,000                 513

Chevy Chase Savings Bank, 13.00%,
  Callable 5/1/03 @ $27.25                   25,000                 775

Total Preferred Stocks (Cost $1,184)                              1,288

Total Investments (Cost $105,174) (a) -- 98.8%                  106,815

Other assets in excess of liabilities -- 1.2%                     1,254

TOTAL NET ASSETS -- 100.0%                                     $108,069

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $102. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):
         Unrealized appreciation                      $ 9,750
         Unrealized depreciation                       (8,211)
         Net unrealized appreciation                  $ 1,539
(b) Non-income producing securities.
(c) 144a security which is restricted as to resale to institutional investors.
(d) Security has defaulted on interest payments.

TRACES -- Trust Automatic Common Exchange Shares.

See notes to financial statements.

THE VICTORY PORTFOLIOS                          Schedule of Investments
Real Estate Investment Fund                            October 31, 1998
(Amounts in Thousands, Except Shares)


                                             Shares or
                                             Principal           Market
Security Description                           Amount            Value


                              Common Stocks (82.3%)

Real Estate (0.0%):
Vornado Operating Inc. (b)                    1,050              $     7

Real Estate Investment
  Trusts (80.9%):
Apartments (6.8%):
Avalonbay Communities, Inc.                  35,366                1,136

Diversified (20.9%):
Captec Net Lease Realty, Inc.                20,000                  253

General Growth Properties, Inc.              11,000                  391

Grove Property Trust                         10,000                  103

JP Realty, Inc.                              12,000                  251

New Plan Excel Realty Trust                  12,000                  273

Simon Property Group, Inc.                   27,000                  808

The Macerich Co.                             10,000                  276

TrizecHahn Corp.                             21,100                  405

Vornado Realty Trust                         21,000                  707
                                                                   3,467

Health Care (2.4%):
Healthcare Realty Trust, Inc.                 4,259                  100

Meditrust Cos.                               18,000                  292
                                                                     392

Hotels (2.4%):
Starwood Hotels & Resorts                    14,000                  396

Investment Management (1.9%):
Security Capital Group Inc.,
  Class B (b)                                20,000                  319

Office (30.4%):
Arden Realty, Inc.                           10,000                  216

Boston Properties, Inc.                      20,000                  570

Brandywine Realty Trust                      31,000                  554

Cornerstone Properties, Inc.                 55,000                  853

Cousins Properties, Inc.                      7,000                  200

Equity Office Properties Trust               37,000                  887

Highwoods Properties, Inc.                    4,000                  112

Mack-Cali Realty Corp.                       28,000                  830

Spieker Properties, Inc.                     18,000                  621

TriNet Corporate Realty Trust, Inc.           8,000                  230
                                                                   5,073

Residential (14.5%):
Apartment Investment &
  Management Co., Class A                     7,350                  257

Camden Property Trust                         9,000                  242

Equity Residential Properties Trust          21,000                  882

Gables Residential Trust                     18,000                  474

Manufactured Home
  Communities, Inc.                          15,000                  374

Summit Properties, Inc.                      10,000                  176
                                                                   2,405

Retail (1.6%):
Westfield America, Inc.                      15,000                  258
                                                                  13,446

Transportation Services (1.4%):
St. Joe Co.                                  10,000                  239

Total Common Stocks (Cost $15,653)                                13,692


U.S. Goverment Agencies (16.1%)

Federal Home Loan Bank (16.1%):
5.40%, 11/2/98                                2,671                2,670

Total Discount Note (Cost $2,671)                                  2,670

Total Investments (Cost $18,324) (a) -- 98.4%                     16,362

Other assets in excess of liabilities -- 1.6%                        262

TOTAL NET ASSETS -- 100.0%                                       $16,624

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $72. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):
         Unrealized appreciation                                $   123
         Unrealized depreciation                                 (2,157)
         Net unrealized depreciation                            $(2,034)
(b) Non-income producing securities.

See notes to financial statements.


                                         Statements of Assets and Liabilities
The Victory Portfolios                                       October 31, 1998
(Amounts in Thousands, Except Per Share Amounts)

                                                                         Balanced           Convertible       Real Estate
                                                                           Fund           Securities Fund   Investment Fund
ASSETS:
Investments, at value (Cost $359,794; $105,174 & $18,324)                $438,524         $106,815          $16,362
Cash                                                                           --               --                1
Interest and dividends receivable                                           1,891              976               34
Receivable for capital shares issued                                          157               35               --
Receivable from brokers for investments sold                               58,335            1,954              235
Reclaims receivable                                                            25               --               --
Unamortized organization costs                                                 --               --               14
Prepaid expenses and other assets                                               8               --                5
        Total Assets                                                      498,940          109,780           16,651

LIABILITIES:
Payable for capital shares redeemed                                            --            1,119               --
Payable to brokers for investments purchased                               73,445              479               --
Payable for organization costs                                                 --               --               17
Accrued expenses and other payables:
    Investment advisory fees                                                  267               68                2
    Administration fees                                                         7                2               --
    Shareholder service fees                                                   --               16                1
    Shareholder service fees -- Class A                                        83               --               --
    Shareholder service and 12b-1 fees -- Class B                               5               --               --
    Custodian fees                                                             24                5                3
    Transfer agent fees                                                        21               12                3
    Other                                                                       5               10                1
        Total Liabilities                                                  73,857            1,711               27

NET ASSETS:
Capital                                                                   319,790          105,576           19,009
Undistributed (distributions in excess of) net investment income              112              770              146
Net unrealized appreciation/depreciation from investments                  78,272            1,641           (1,962)
Net unrealized appreciation/depreciation from translation
  of assets and liabilities in foreign currencies                             461               --               --
Accumulated undistributed net realized gains (losses)
  from investment and foreign currency transactions                        26,448               82             (569)
Net Assets                                                               $425,083         $108,069          $16,624
Net Assets
    Class A                                                              $418,807
    Class B                                                                 6,276
        Total                                                            $425,083
Outstanding units of beneficial interest (shares)
    Class A                                                                28,543
    Class B                                                                   428
        Total                                                              28,971            8,842            1,631
Net asset value
    Redemption price per share                                                            $  12.22          $ 10.19
    Redemption price per share -- Class A                                $  14.67
    Offering price per share -- Class B<F1>                              $  14.68
Maximum sales charge                                                         5.75%            5.75%            5.75%
Maximum offering price per share (100%/(100%-maximum
  sales charge) of net asset value adjusted to nearest cent)                              $  12.97          $ 10.81
Maximum offering price per share (100%/(100%-maximum
  sales Charge) of net asset value adjusted to nearest cent) -- Class A  $  15.56

<F1>Redemption price per Class B Share varies based on length of time held.

See notes to financial statements.


The Victory Portfolios                               Statements of Operations
(Amounts in Thousands)


                                                                             Convertible                    Real Estate
                                                 Balanced Fund             Securities Fund                Investment Fund

                                                     Year            Eleven Months          Year                Year
                                                     Ended              Ended               Ended               Ended
                                                   October 31,       October 31,         November 30,         October 31,
                                                     1998               1998                1997                1998

Investment Income:
Interest income                                    $11,191           $ 3,110             $ 2,555              $ 110
Dividend income                                      3,915             3,034               2,237                617
Foreign tax withholding                                (35)               --                  --                 --
    Total Income                                    15,071             6,144               4,792                727

Expenses:
Investment advisory fees                             3,964               794                 596                126
Administration fees                                    566               174                 169                 19
Shareholder service fees                                --               135                  58                 22
Shareholder service fees -- Class A                    969                --                  --                 --
Shareholder service fees and
 12b-1 fees -- Class B                                  45                --                  --                 --
Accounting fees                                        134                39                  10                 35
Custodian fees                                         149                30                  23                 10
Legal and audit fees                                    56                 1                 130                  6
Amortization of organization fees                       --                --                  --                  4
Trustees' fees and expenses                             11                 4                  10                 --
Transfer agent fees                                     62                35                  31                 13
Registration and filing fees                            21                26                  15                  7
Printing fees                                            7                22                  10                  1
Other                                                   30                 9                  13                  2
    Total Expenses                                   6,014             1,269               1,065                245
Expenses voluntarily reduced                          (944)               --                  --               (120)
    Expenses before reimbursement
      from distributor                               5,070             1,269               1,065                125
    Expenses reimbursed by distributor                  --                --                  --                (21)
    Net Expenses                                     5,070             1,269               1,065                104
Net Investment Income                               10,001             4,875               3,727                623

Realized/Unrealized Gains (Losses) from
  Investments and Foreign Currencies:
Net realized gains (losses) from
  investment transactions                           27,200               111               8,742               (570)
Net realized gains (losses) from foreign
  currency transactions                               (430)               --                  --                 --
Change in unrealized appreciation/depreciation
  from investments                                  13,754            (9,683)             (1,161)            (2,456)
Change in unrealized appreciation/depreciation
  from translation of assets and liabilities in
  foreign currencies                                   644                --                  --                 --
Net realized/unrealized gains (losses) from
  investments and foreign currencies                41,168            (9,572)              7,581             (3,026)
Change in net assets resulting from operations     $51,169           $(4,697)            $11,308            $(2,403)


See notes to financial statements.


The Victory Portfolios                    Statements of Changes in Net Assets
(Amounts in Thousands)

                                                                       Convertible                      Real Estate
                                     Balanced Fund                   Securities Fund                  Investment Fund

                                   Year         Year         Eleven        Year          Year          Year         Period
                                   Ended        Ended        Months Ended  Ended         Ended         Ended        Ended
                                   October 31,  October 31,  October 31,   November 30,  November 30,  October 31,  October 31,
                                   1998         1997         1998<F1>      1997          1996          1998         1997<F2>

From Investment Activities:
Operations:
      Net investment income        $ 10,001     $  8,483     $  4,875      $  3,727      $  3,897      $   623      $   79
      Net realized gains
        (losses) from
        investment transactions      27,200       19,086          111         8,742         3,738         (570)         20
      Net realized gains (losses)
        from foreign currency
        transactions                   (430)        (129)         --             --            --           --          --
      Net change in unrealized
        appreciation/depreciation
        from investments             13,754       26,776       (9,683)        (1,161)       6,370       (2,456)        494
     Net change in unrealized
       appreciation/depreciation
       from translation of assets
       and liabilities in foreign
       currencies                       644           (3)          --             --           --           --          --
Change in net assets resulting
    from operations                  51,169       54,213       (4,697)        11,308       14,005       (2,403)        593

Distributions to Shareholders:
      From net investment income         --           --       (4,602)        (3,806)      (3,695)        (496)        (59)
        Class A                     (10,007)      (8,296)          --             --           --           --          --
        Class B                         (62)         (30)          --             --           --           --          --
      In excess of net investment
        income                           (2)          --           --             --           --           --          --
      From net realized gains
        from investment
        transactions and foreign
        currencies                   (18,646)     (8,510)      (8,444)        (3,737)      (1,805)          --          --
      In excess of net realized
        gains from investment
        transactions                      --          --           --             --           --          (20)         --
Change in net assets from
  distributions to shareholders      (28,717)    (16,836)     (13,046)        (7,543)      (5,500)        (516)        (59)

Capital Transactions:
      Proceeds from shares issued     95,975      77,476       62,226         46,957       15,873       17,894       3,842
      Dividends reinvested            25,917      14,909        9,691          6,277        4,688          132          --
      Cost of shares redeemed        (65,485)    (58,523)     (51,087)       (33,495)     (15,800)      (2,859)         --
Change in net assets from
  capital transactions                56,407      33,862       20,830         19,739        4,761       15,167       3,842
Change in net assets                  78,859      71,239        3,087         23,504       13,266       12,248       4,376

Net Assets:
      Beginning of period            346,224     274,985      104,982         81,478       68,212        4,376          --
      End of period                 $425,083    $346,224     $108,069       $104,982     $ 81,478      $16,624      $4,376

Share Transactions:
      Issued                           6,733       5,958        4,619          3,386        1,271        1,505         363
      Reinvested                       1,898       1,173          742            478          385           12          --
      Redeemed                        (4,629)     (4,462)      (3,844)        (2,551)      (1,253)        (249)         --
Change in shares                       4,002       2,669        1,517          1,313          403        1,268         363

<F1> Effective March 23, 1998, the SBSF Convertible Securities Fund became the Victory Convertible Securities Fund. Changes in net assets prior to March 23, 1998 represent the SBSF Convertible Securities Fund.
<F2> The Real Estate Investment Fund commenced operations on April 30, 1997.

See notes to financial statements.


The Victory Portfolios                                   Financial Highlights

                                                                          Balanced Fund

                                        Class A Shares                  Class B Shares

                                                                                    March 1,
                                 Year       Year       Year       Year     Year     1996           Year       December 30,
                                 Ended      Ended      Ended      Ended    Ended    through        Ended      1993
                                 October    October    October    October  October  October        October    to October
                                 31,        31,        31,        31,      31,      31,            31,        31,
                                 1998       1997       1996<F5>   1998     1997     1996<F5>       1995       1994<F2>

Net Asset Value, Beginning
  of Period                      $  13.87   $  12.33   $  11.01   $13.88   $12.34   $11.51       $   9.62   $  10.00
Investment Activities
      Net investment income          0.37       0.36       0.36     0.21     0.19     0.14           0.41       0.33
      Net realized and
        unrealized gains
        (losses) from
        investments and
        foreign currencies           1.54       1.90      1.39      1.54     1.89     0.85           1.40      (0.39)
          Total from Investment
          Activities                 1.91       2.26      1.75      1.75     2.08     0.99           1.81      (0.06)
Distributions
      Net investment income         (0.37)     (0.35)    (0.36)    (0.21)   (0.17)   (0.14)         (0.41)     (0.32)
      In excess of net
      investment income                --         --        --        --       --    (0.02)         (0.01)      0.00
      Net realized gains            (0.74)     (0.37)    (0.07)    (0.74)   (0.37)      --             --       0.00
          Total Distributions       (1.11)     (0.72)    (0.43)    (0.95)   (0.54)   (0.16)         (0.42)     (0.32)
Net Asset Value, End of Period   $  14.67   $  13.87   $ 12.33    $14.68   $13.88   $12.34       $  11.01   $   9.62
Total Return (excludes sales
  charges)                          14.55%     19.02%    16.27%    13.27%   17.43%   15.73%<F6>     19.24%     (0.57)%<F3>

Ratios/Supplemental Data:
Net Assets, End of Period (000)  $418,807   $342,933   $273,553   $6,276   $3,291   $1,432       $201,073   $127,285
Ratio of expenses to
  average net assets                 1.27%      1.25%      1.27%    2.43%    2.56%    2.46%<F4>      0.98%      0.87%<F4>
Ratio of net investment income
  to average net assets              2.54%      2.69%      3.14%    1.36%    1.36%    1.78%<F4>      4.05%      3.97%<F4>
Ratio of expenses to
  average net assets<F1>             1.50%      1.36%      1.43%    2.67%    2.95%    2.67%<F4>      1.36%      1.49%<F4>
Ratio of net investment income
  to average net assets<F1>          2.31%      2.58%      2.98%    1.12%    0.97%    1.57%<F4>      3.67%      3.35%<F4>
Portfolio turnover<F7>                231%       109%        80%     231%     109%      80%            69%       118%

<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F2> Period from commencement of operations.
<F3> Not annualized.
<F4> Annualized.
<F5> Effective March 1, 1996, the Fund designated the existing shares as
     Class A Shares and commenced offering Class B Shares.
<F6> Represents total return for the Fund for the period November 1, 1995 through February 29, 1996 plus total return for Class B Shares for the period March 1, 1996 through October 31, 1996. The total return for the Class B Shares for the period from March 1, 1996 through October 31, 1996 was 8.72%.
<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


See notes to financial statements.


The Victory Portfolios                                   Financial Highlights

                                                                   Convertible Securities Fund

                                          Eleven Months
                                             Ended                             Year Ended November 30,
                                           October 31,
                                             1998<F1>       1997           1996       1995         1994        1993

Net Asset Value,
  Beginning of Period                     $  14.33          $  13.55       $  12.16   $  11.05     $  12.48    $  10.98
Investment Activities
    Net investment income                     0.58              0.62           0.65       0.60         0.61        0.57
    Net realized and unrealized
      gains (losses)from investments         (1.08)             1.43           1.68       1.50        (1.12)       1.79
        Total from Investment Activities     (0.50)             2.05           2.33       2.10        (0.51)       2.36
Distributions
    Net investment income                    (0.54)            (0.65)         (0.62)     (0.61)       (0.61)      (0.57)
    Net realized gains                       (1.07)            (0.62)         (0.32)     (0.38)       (0.31)      (0.29)
        Total Distributions                  (1.61)            (1.27)         (0.94)     (0.99)       (0.92)      (0.86)
Net Asset Value, End of Period            $  12.22          $  14.33       $  13.55   $  12.16     $  11.05    $  12.48
Total Return (excludes sales charges)        (3.69)%<F2>       16.26%         20.28%     20.43%       (4.36)%     22.42%

Ratios/Supplementary Data:
Net Assets at end of period (000)         $108,069          $104,982       $ 81,478   $ 68,212     $ 58,845     $ 64,537
Ratio of expenses to
  average net assets                          1.20%<F3>         1.34%          1.31%      1.31%        1.30%        1.24%
Ratio of net investment income
  to average net assets                       4.60%<F3>         4.75%          5.17%      5.36%        5.20%        4.75%
Portfolio Turnover                              77%               77%            40%        52%          49%          30%

<F1> Effective March 23, 1998, the SBSF Convertible Securities Fund became the Victory Convertible Securities Fund.
     Financial highlights prior to March 23, 1998 represent the SBSF Convertible Securities Fund.
<F2> Not annualized.
<F3> Annualized.
<F4> There were no waivers during the period.


See notes to financial statements.


The Victory Portfolios                                   Financial Highlights

                                                                                   Real Estate
                                                                                  Investment Fund

                                                                                                   Period
                                                                         Year Ended                Ended
                                                                         October 31,             October 31,
                                                                           1998                    1997<F2>
Net Asset Value, Beginning of Period                                     $ 12.07                 $10.00

Investment Activities
    Net investment income                                                   0.50                   0.23
    Net realized and unrealized gains (losses)
      from investments                                                     (1.90)                  2.01
        Total from Investment Activities                                   (1.40)                  2.24

Distributions
    Net investment income                                                  (0.44)                 (0.17)
    Net realized gains                                                     (0.04)                    --
        Total Distributions                                                (0.48)                 (0.17)

Net Asset Value, End of Period                                           $ 10.19                 $12.07
Total Return (excludes sales charges)                                     (11.91)%                22.42%<F3>

Ratios/Supplemental Data:
Net Assets, End of Period (000)                                          $16,624                 $4,376
Ratio of expenses to
  average net assets                                                        0.83%                  0.00%<F4>
Ratio of net investment income
  to average net assets                                                     4.95%                  5.11%<F4>
Ratio of expenses to
  average net assets<F1>                                                    1.95%                  2.93%<F4>
Ratio of net investment income
  to average net assets<F1>                                                 3.83%                  2.18%<F4>
Portfolio turnover                                                            53%                    21%

<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
<F2> The Real Estate Investment Fund commenced operations on April 30, 1997.
<F3> Not annualized.
<F4> Annualized.


See notes to financial statements.

THE VICTORY PORTFOLIOS                                Schedule of Investments
Value Fund                                                   October 31, 1998
(Amounts in Thousands, Except Shares)

                                          Shares or
                                          Principal              Market
Security Description                         Amount               Value


Commercial Paper (2.0%)

Associates Corp. N.A.,
  5.70%, 11/2/98                           $ 10,469            $ 10,469
Total Commercial Paper (Cost $10,469)                            10,469


Common Stocks (97.5%)

Aerospace/Defense (1.4%):
AlliedSignal, Inc.                          103,840               4,043
Boeing Co.                                   92,000               3,450
                                                                  7,493

Aluminum (0.7%):
Aluminum Co. of America                      43,500               3,447

Automobiles (1.7%):
Chrysler Corp.                              103,200               4,966
General Motors Corp.                         60,000               3,784
                                                                  8,750

Banks (8.6%):
BankAmerica Corp.                           190,675              10,951
First Union Corp.                           157,200               9,117
Mellon Bank Corp.                            45,600               2,742
Norwest Corp. (b)                           170,800               6,352
U.S. Bancorp (c)                            221,500               8,085
Wells Fargo & Co.                            20,300               7,511
                                                                 44,758

Beverages (1.7%):
Anheuser-Busch Co., Inc.                    147,900               8,791

Chemicals -- General (1.4%):
Air Products & Chemicals, Inc.              134,000               5,058
RPM, Inc.                                   125,000               2,102
                                                                  7,160

Computers & Peripherals (5.5%):
Cisco Systems, Inc. (b)                      77,750               4,898
Hewlett-Packard Co.                          70,000               4,213
International Business
  Machines Corp.                            129,600              19,238
                                                                 28,349

Conglomerates (0.8%):
Textron, Inc.                                57,400               4,269

Consumer Products (0.3%):
Colgate-Palmolive Co.                        17,100               1,511

Containers (1.2%):
Newell Co.                                   91,200               4,013
Sonoco Products Co.                          71,500               2,029
                                                                  6,042

Cosmetics & Related (1.5%):
Avon Products, Inc.                         195,900               7,775

Electrical Equipment (3.1%):
Emerson Electric Co.                         92,400               6,098
General Electric Co.                        112,700               9,862
                                                                 15,960

Electronic & Electrical --
  General (0.7%):
Millipore Corp. (c)                         149,901               3,691

Entertainment (2.0%):
Hasbro, Inc. (c)                            159,200               5,582
The Walt Disney Co. (c)                     184,700               4,975
                                                                 10,557

Environmental Control (0.9%):
Waste Management, Inc. (c)                  106,450               4,804
Financial Services (4.1%):
Fannie Mae                                  190,100              13,461
Franklin Resources, Inc.                    159,300               6,024
Household International, Inc.                53,500               1,956
                                                                 21,441

Food Processing &
  Packaging (2.5%):
ConAgra, Inc.                               190,600               5,801
Sara Lee Corp.                              115,800               6,912
                                                                 12,713

Forest Products --
  Lumber & Paper (0.7%):
Bowater, Inc.                                36,000               1,469
Mead Corp. (c)                               67,000               2,119
                                                                  3,588

Health Care (1.1%):
Columbia/HCA Healthcare Corp.               278,800               5,855

Insurance -- Multi-Line (5.4%):
Allstate Corp.                              312,900              13,474
Everest Reinsurance Holdings, Inc.          100,069               3,446
Lincoln National Corp.                       81,300               6,169
Transamerica Corp.                           45,298               4,711
                                                                 27,800

Insurance -- Property, Casualty,
  Health (0.4%):
American General Corp. (c)                   28,900               1,980

Medical Supplies (2.1%):
Biomet, Inc.                                102,499               3,479
Medtronic, Inc. (b)(c)                      109,900               7,143
                                                                 10,622

Oil & Gas Exploration,
  Production & Services (1.4%):
Anadarko Petroleum Corp. (c)                 49,400               1,673
USX -- Marathon Group                       171,700               5,613
                                                                  7,286

Oil-Integrated Companies (7.4%):
Amerada Hess Corp. (c)                       91,701               5,066
Chevron Corp.                               131,950              10,754
Mobil Corp.                                  85,400               6,464
Texaco, Inc.                                194,900              11,560
Unocal Corp.                                129,000               4,378
                                                                 38,222

Oilfield Services &
  Equipment (0.7%):
Baker Hughes, Inc.                           89,050               1,965
Schlumberger Ltd.                            31,600               1,659
                                                                  3,624

Pharmaceuticals (7.6%):
Abbott Laboratories                         126,800               5,952
American Home Products Corp.                146,000               7,118
Bristol-Myers Squibb Co.                     56,600               6,258
Merck & Co., Inc.                            18,100               2,448
Pfizer, Inc.                                154,200              16,547
Schering-Plough Corp.                        10,200               1,049
                                                                 39,372

Radio & Television (2.3%):
Cox Communications, Inc.,
  Class A (b)(c)                             51,500               2,826
Viacom, Inc., Class B (b)(c)                147,400               8,826
                                                                 11,652

Railroads (1.4%):
Union Pacific Corp. (c)                     146,900               6,996

Restaurants (0.9%):
McDonald's Corp.                             66,050               4,417

Retail (1.8%):
Dayton Hudson Corp.                         220,000               9,323

Retail -- Department Stores (1.0%):
May Department Stores Co.                    84,200               5,136

Retail -- Drug Stores (1.0%):
Walgreen Co.                                110,000               5,356

Retail -- Specialty Stores (1.5%):
AutoZone, Inc. (b)(c)                       122,200               3,215
Lowe's Cos., Inc.                           132,200               4,454
                                                                  7,669

Semiconductors (2.9%):
Intel Corp.                                 104,900               9,355
LSI Logic Corp. (b)                         128,600               1,945
Motorola, Inc.                               73,800               3,838
                                                                 15,138

Software & Computer
  Services (3.9%):
Automatic Data Processing, Inc.              22,000               1,712
Microsoft Corp. (b)                          97,900              10,365
Oracle Corp. (b)                            274,800               8,124
                                                                 20,201

Steel (0.3%):
USX -- U.S. Steel Group, Inc.                73,500               1,709

Telecommunications --
  Equipment (0.9%):
Lucent Technologies, Inc. (c)                56,300               4,515

Tobacco & Tobacco
  Products (1.5%):
Philip Morris Cos., Inc.                    148,850               7,610

Utilities -- Electric (3.7%):
CINergy Corp.                                42,000               1,449
Duke Energy Corp.                            84,500               5,466
FirstEnergy Corp.                            53,000               1,590
PacifiCorp                                  260,200               4,960
Texas Utilities Co.                         124,600               5,451
                                                                 18,916

Utilities -- Gas (1.0%):
Enron Corp.                                 100,800               5,317

Utilities -- Telecommunications
  (8.5%):
ALLTEL Corp.                                112,800               5,280
Ameritech Corp.                             223,950              12,079
Bell Atlantic Corp. (c)                     107,800               5,727
GTE Corp.                                    95,100               5,581
MCI Worldcom, Inc. (b)                      286,092              15,806
                                                                 44,473

Total Common Stocks (Cost $350,357)                             504,288


Securities Purchased With Cash Collateral (9.5%)
Short Term Securities (2.8%):
General American Funding
  Agreement, 5.89%, 11/6/98                  10,000              10,000
AIM Short Term Prime Obligations
  Money Market Fund                             410                 410
AIM Liquid Assets
  Money Market Fund                           3,920               3,920
                                                                 14,330

Repurchase Agreements (6.7%):
Lehman Brothers, Inc.,
  5.41%, 11/2/98
  (See Significant Accounting
  Policies, Securities Lending
  in the Notes to Financial
  Statements for collateral
  description)                               10,000              10,000
Goldman, Sachs Group L.P.,
  5.32%, 11/2/98
  (Collateralized by $6,891
  Countrywide, 6.57%, 3/16/05,
  GMAC, 7.05%, 4/23/02,
  market value $7,230)                        5,000               5,000
Prudential Bache Corp.,
  5.27%, 11/2/98
  (Collateralized by $10,300
  Heller Financial, 2.78%, 7/15/24,
  market value $10,300)                      10,000              10,000
Morgan Stanley Dean Witter,
  5.31%, 11/2/98
  (Collateralized by $10,495
  Harcourt General, Inc.,
  7.30%, 8/1/2097, Duty Free
  International, 7.00%, 1/15/04,
  market value $11,037)                      10,000              10,000
                                                                 35,000

Total Securities Purchased With
Cash Collateral (Cost $49,330)                                   49,330

Total Investments (Cost $410,156) (a) -- 109.0%                 564,087

Other assets in excess of liabilities -- (9.0%)                 (46,774)

TOTAL NET ASSETS -- 100.0%                                     $517,313

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $27. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows
    (amounts in thousands):
    Unrealized appreciation                                    $174,464
    Unrealized depreciation                                     (20,560)
    Net unrealized appreciation                                $153,904
(b) Non-income producing securities.
(c) All or a portion of this security was loaned as of October 31, 1998.

See notes to financial statements.

THE VICTORY PORTFOLIOS                                Schedule of Investments
Lakefront Fund                                               October 31, 1998
(Amounts in Thousands, Except Shares)

                                                                 Market
Security Description                         Shares               Value


Common Stocks (96.4%)
Aerospace/Defense (3.3%):
Boeing Co.                                      346              $   13
United Technologies Corp.                       255                  24
                                                                     37

Airlines (0.9%):
Delta Air Lines, Inc.                            95                  10

Apparel -- Footwear (0.7%):
Reebok International Ltd. (b)                   474                   8

Automobiles (2.2%):
Ford Motor Co.                                  258                  14
General Motors Corp.                            175                  11
                                                                     25

Banks (8.0%):
Bankers Trust New York Corp.                    205                  13
Chase Manhattan Corp.                           610                  34
Golden State Bancorp, Inc. (b)                  860                  17
Mellon Bank Corp.                               160                  10
National City Corp.                             250                  16
                                                                     90

Brokerage Services (1.6%):
Paine Webber Group, Inc.                        547                  18

Building Materials (0.8%):
Armstrong World Industries, Inc.                145                   9

Computers & Peripherals (10.8%):
Diebold, Inc.                                   695                  22
Hewlett-Packard Co.                             408                  25
International Business
  Machines Corp.                                273                  40
Sun Microsystems, Inc. (b)                      450                  26
Western Digital Corp. (b)                       900                   9
                                                                    122

Cosmetics & Related (4.8%):
Avon Products, Inc.                             720                  28
Colgate-Palmolive Co.                           291                  26
                                                                     54

Electronic & Electrical --
  General (1.6%):
AMP, Inc.                                       145                   6
Johnson Controls, Inc.                          212                  12
                                                                     18

Entertainment (1.6%):
Walt Disney Co.                                 660                  18

Financial Services (5.9%):
American Express Co.                            286                  25
Associates First Capital Corp.                  148                  10
Citigroup, Inc.                                 640                  31
                                                                     66

Health Care (2.6%):
C.R. Bard, Inc.                                 441                  19
Tenet Healthcare Corp. (b)                      350                  10
                                                                     29

Heavy Machinery (3.3%):
Caterpillar Tractor, Inc.                       356                  16
Cummins Engine Co., Inc.                        205                   7
Deere & Co.                                     407                  14
                                                                     37

Insurance -- Multi-Line (1.1%):
CIGNA Corp.                                     160                  12

Medical -- Biotechnology (1.5%):
Amgen, Inc. (b)                                 215                  17
Metals (2.0%):
Reynolds Metal Co.                              365                  22

Oil & Gas Exploration,
  Production & Services (3.7%):
Mobil Corp.                                     283                  21
Texaco, Inc.                                    353                  21
                                                                     42

Oilfield Services & Equipment (1.2%):
Schlumberger, Ltd.                              255                  13

Packaging (1.4%):
Crown Cork & Seal Co., Inc.                     490                  16

Pharmaceuticals (14.1%):
American Home Products Corp.                    350                  17
Bristol-Myers Squibb Co.                        292                  32
Merck & Co., Inc.                               165                  22
Pharmacia & Upjohn Co.                          605                  32
Schering-Plough Corp.                           531                  56
                                                                    159

Retail (3.0%):
K-Mart Corp. (b)                              2,410                  34

Rubber & Rubber Products (0.9%):
M.A. Hanna Co.                                  683                  10

Semiconductors (8.5%):
Intel Corp.                                     487                  44
Rockwell International Corp.                    370                  15
Texas Instruments, Inc.                         570                  36
                                                                     95

Software & Computer Services (1.1%):
Computer Associates International, Inc.         317                  12

Utilities -- Electric (3.9%):
American Electric Power Co.                     250                  12
Duke Energy Corp.                               300                  20
Wisconsin Energy Corp                           395                  12
                                                                     44

Utilities -- Natural Gas (4.0%):
Columbia Energy Group                           352                  20
Williams Cos., Inc.                             910                  25
                                                                     45

Utilities -- Telecommunications
  (1.9%):
Cincinnati Bell, Inc.                           335                   9
GTE Corp.                                       210                  12
                                                                     21

Total Common Stocks (Cost $1,012)                                 1,083


Investment Companies (3.4%)
AIM Treasury Money Market Fund               37,505                  38

Total Investment Companies (Cost $38)                                38

Total Investments (Cost $1,050) (a) -- 99.8%                      1,121

Other assets in excess of liabilities -- 0.2%                         2

TOTAL NET ASSETS -- 100.0%                                       $1,123

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows
    (amounts in thousands):
    Unrealized appreciation                                      $  173
    Unrealized depreciation                                        (102)
    Net unrealized appreciation                                  $   71
(b) Non-income producing securities.

See notes to financial statements.

THE VICTORY PORTFOLIOS                                Schedule of Investments
Diversified Stock Fund                                       October 31, 1998
(Amounts in Thousands, Except Shares)
                                          Shares or
                                          Principal              Market
Security Description                         Amount               Value


Commercial Paper (5.0%)
Associates Corp., N.A.,
  5.70%, 11/2/98                           $ 49,295          $   49,295

Total Commercial Paper (Cost $49,295)                            49,295


Common Stocks (95.5%)
Adhesives (1.0%):
Avery Dennison Corp.                        230,000               9,531

Aerospace/Defense (2.6%):
AlliedSignal, Inc. (c)                      372,200              14,493
Boeing Co.                                  300,000              11,250
                                                                 25,743
Aluminum (1.7%):
Aluminum Co. of America (c)                 212,000              16,801

Banks (7.6%):
BankAmerica Corp.                           225,000              12,923
First Union Corp.                           190,000              11,020
Mellon Bank Corp.                           219,000              13,167
Norwest Corp. (b)(c)                        415,200              15,440
PNC Bank Corp.                              445,000              22,250
                                                                 74,800

Beverages (3.1%):
Anheuser-Busch Co., Inc.                    225,000              13,373
Coca-Cola Co.                               150,000              10,144
PepsiCo, Inc.                               200,000               6,750
                                                                 30,267

Chemicals -- General (1.3%):
Nalco Chemical Co.                          208,600               6,454
RPM, Inc.                                   402,187               6,761
                                                                 13,215

Computers & Peripherals (7.5%):
Compaq Computer Corp. (c)                   550,000              17,393
Electronic Data Systems Corp.               420,000              17,088
Gateway 2000, Inc. (b)(c)                   225,000              12,558
Hewlett-Packard Co.                         155,000               9,329
International Business
  Machines Corp.                             30,200               4,483
Seagate Technology, Inc. (b)                500,000              13,188
                                                                 74,039

Conglomerates (2.6%):
Canadian Pacific, Ltd.                      513,600              11,621
Corning, Inc. (c)                           159,261               5,783
Textron, Inc.                               105,000               7,809
                                                                 25,213

Consumer Products (1.0%):
Newell Co.                                  225,000               9,900

Containers -- Metal, Glass,
  Paper, Plastic (0.5%):
Sonoco Products Co.                         173,800               4,932

Cosmetics & Related (1.4%):
Avon Products, Inc.                         340,000              13,494

Electronic & Electrical --
  General (3.4%):
AMP, Inc.                                   187,010               7,679
General Electric Co.                         50,000               4,375
Motorola, Inc.                              150,000               7,800
Thomas & Betts Corp.                        170,000               7,597
Vishay Intertechnology, Inc. (b)            374,015               5,657
                                                                 33,108

Financial Services (1.0%):
Citigroup, Inc.                             210,000               9,883
Food Processing &
  Packaging (3.1%):
Kellogg Co.                                 200,000               6,600
Quaker Oats Co.                             225,000              13,289
Ralston Purina Group (c)                    317,580              10,599
                                                                 30,488

Forest Products --
  Lumber & Paper (2.3%):
Bowater, Inc. (c)                           383,400              15,647
International Paper Co.                     158,400               7,356
                                                                 23,003

Health Care (1.8%):
Columbia HCA Healthcare Corp. (c)           700,000              14,700
Tenet Healthcare Corp. (b)                  125,000               3,492
                                                                 18,192

Hotels & Motels (0.6%):
Mirage Resorts, Inc. (b)                    340,000               5,759

Insurance -- Multi-Line (4.4%):
American International
  Group, Inc. (c)                           282,037              24,044
General Reinsurance Corp.                    30,500               6,700
Lincoln National Corp.                      116,500               8,839
Partner Reinsurance Ltd.                    100,500               3,995
                                                                 43,578

Insurance -- Property, Casualty,
  Health (0.8%):
Everest Reinsurance Holdings, Inc.          228,500               7,869

Investment Company (0.7%):
Tele-communications TCI Ventures
  Group, Class A (b)(c)                     374,710               6,979

Machine Tools (1.1%):
Kennametal, Inc.                            512,000              10,624

Machinery -- Diversfied (1.3%):
Thermo Electron (b)                         643,300              12,826

Media (1.5%):
News Corp. ADR                              536,900              14,664

Medical Supplies (1.0%):
Biomet, Inc.                                294,967              10,010

Medical -- Biotechnology (0.5%):
Amgen, Inc. (b)                              65,000               5,107

Metals (1.0%):
Reynolds Metal Co.                          158,600               9,506

Oil & Gas Exploration,
  Production & Services (5.5%):
Anadarko Petroleum Corp.                     80,000               2,710
Conoco, Inc., Class A (b)                   427,100              10,624
Enron Corp.                                 460,700              24,302
Noble Affiliates, Inc.                       69,200               2,266
Texaco, Inc.                                131,000               7,770
USX -- Marathon Group                       200,000               6,538
                                                                 54,210

Oil-Integrated Companies (3.0%):
Atlantic Richfield Co.                      135,800               9,353
Phillips Petroleum Co. (c)                  100,000               4,325
Unocal Corp.                                480,000              16,290
                                                                 29,968

Oilfield Services & Equipment (3.2%):
Baker Hughes, Inc.                          560,000              12,355
Halliburton Co.                             200,600               7,209
Schlumberger, Ltd.                          220,000              11,550
                                                                 31,114

Packaging (1.3%):
Crown Cork & Seal Co., Inc. (c)             400,000              12,750

Pharmaceuticals (6.9%):
American Home Products Corp.                651,000              31,736
Merck & Co., Inc.                            40,000               5,410
Pfizer, Inc.                                180,000              19,316
SmithKline Beecham PLC ADR                  180,000              11,475
                                                                 67,937

Radio & Television (3.1%):
Chancellor Media Corp. (b)                  185,000               7,099
Tele-Communications, Inc.,
  Class A (b)                               545,645              22,986
                                                                 30,085

Railroads (0.5%):
Union Pacific Corp.                          96,778               4,609

Real Estate Investment
  Trusts (0.5%):

Office (0.3%):
Cousins Properties, Inc.                    100,000               2,863
Warehouse (0.2%):
ProLogis Trust                              108,333               2,363
                                                                  5,226

Retail (1.9%):
AutoZone, Inc. (b)(c)                       415,000              10,920
OfficeMax, Inc. (b)                         847,000               7,729
                                                                 18,649

Semiconductors (3.0%):
Applied Materials, Inc. (b)                 200,600               6,958
Intel Corp.                                  50,000               4,459
Texas Instruments, Inc.                     290,000              18,543
                                                                 29,960

Software & Computer
  Services (4.1%):
Computer Associates
  International, Inc.                       250,000               9,844
First Data Corp.                            400,000              10,600
Networks Associates, Inc. (b)(c)            220,000               9,350
Oracle Systems Corp. (b)                    360,000              10,642
                                                                 40,436

Tobacco & Tobacco
  Products (3.5%):
Philip Morris Cos., Inc.                    510,000              26,074
UST, Inc.                                   232,000               7,888
                                                                 33,962

Utilities -- Electric (2.1%):
CINergy Corp.                               346,700              11,962
Southern Co.                                304,300               8,577
                                                                 20,539
Utilities -- Telecommunications
  (2.1%):
Ameritech Corp.                              57,200               3,085
GTE Corp.                                   178,500              10,476
MCI Worldcom Inc. (b)                       127,804               7,061
                                                                 20,622

Total Common Stocks (Cost $813,196)                             939,598


Securities Purchased With Cash Collateral (17.6%)
Short Term Securities (4.9%):
General American Funding
  Agreement, 5.89%, 11/6/98                  35,000              35,000
AIM Short Term Prime Obligations
  Money Market Fund                           1,284               1,284
AIM Liquid Assets
  Money Market Fund                          12,271              12,271
                                                                 48,555

Repurchase Agreements (12.7%):
Lehman Brothers, Inc.,
  5.41%, 11/2/98
  (See Significant Accounting
  Policies, Securities Lending
  in the Notes to Financial
  Statements for collateral
  description)                               20,000              20,000
Goldman Sachs Group L.P.,
  5.32%, 11/2/98
  (See Significant Accounting
  Policies, Securities Lending
  in the Notes to Financial
  Statements for collateral
  description)                               20,000              20,000
Prudential Bache Corp.,
  5.27%, 11/2/98
  (See Significant Accounting
  Policies, Securities Lending
  in the Notes to Financial
  Statements for collateral
  description)                               40,000              40,000
Salomon Corp.,
  5.30%, 11/2/98
  (Collateralized by $21,850
  GMAC, 5.38%, 11/2/98,
  Household Finance,
  5.79%, 11/4/98,
  market value $21,800)                      20,000              20,000
Morgan Stanley Dean Witter,
  5.31%, 11/2/98
  (See Significant Accounting
  Policies, Securities Lending
  in the Notes to Financial
  Statements for collateral
  description)                               25,000              25,000
                                                                125,000

Total Securities Purchased With
Cash Collateral (Cost $173,555)                                 173,555

Total Investments
(Cost $1,036,046) (a) -- 118.1%                               1,162,448

Liabilities in excess of other assets -- (18.1)%               (178,328)

TOTAL NET ASSETS -- 100.0%                                   $  984,120

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $327. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows
    (amounts in thousands):
    Unrealized appreciation                                  $  163,336
    Unrealized depreciation                                     (37,261)
    Net unrealized appreciation                              $  126,075
(b) Non-income producing securities.
(c) All or a portion of this security was loaned as of October 31, 1998.
ADR -- American Depository Receipts

See notes to financial statements.

THE VICTORY PORTFOLIOS                                Schedule of Investments
Stock Index Fund                                             October 31, 1998
(Amounts in Thousands, Except Shares)
                                          Shares or
                                          Principal              Market
Security Description                         Amount               Value


Commercial Paper (23.5%)
Financial Services (16.3%):
Associates Corp. N.A.,
  5.70%, 11/2/98                           $102,156            $102,156

Machine -- Diversfied (2.4%):
Deere & Co.,
  5.09%, 11/10/98                            15,000              15,000

Retail (4.8%):
Redwood Receivables,
  5.38%, 11/2/98                             15,000              14,998
Sears Roebuck Acceptance Corp.,
  5.15%, 11/3/98                             15,000              15,000
                                                                 29,998

Total Commercial Paper (Cost $147,154)                          147,154


Common Stocks (74.8%)
Advertising (0.1%):
Interpublic Group of Cos., Inc.               7,186                 420
Omnicom                                       8,997                 445
                                                                    865

Aerospace/Defense (1.2%):
AlliedSignal, Inc.                           29,799               1,160
B.F. Goodrich Co.                             3,931                 142
Boeing Co.                                   53,571               2,010
General Dynamics Corp.                        6,704                 397
Lockheed Martin Corp.                        10,410               1,159
Northrop Grumman Corp.                        3,666                 292
Raytheon Co -- Class A                            1                   0
Raytheon Co -- Class B                       18,005               1,045
United Technologies Corp.                    12,138               1,156
                                                                  7,361

Agriculture (0.1%):
Pioneer Hi-Bred International, Inc.          12,800                 358

Airlines (0.3%):
AMR Corp. Delaware (b)                        9,676                 649
Delta Air Lines, Inc.                         3,991                 421
Southwest Airlines Co.                       17,812                 377
U.S. Airways Group, Inc. (b)                  4,995                 283
                                                                  1,730

Aluminum (0.2%):
Alcan Aluminum Ltd.                          12,077                 306
Aluminum Co. of America                       9,914                 785
Reynolds Metal Co.                            3,803                 228
                                                                  1,319

Apparel (0.0%):
Reebok Internnational Ltd. (b)                3,015                  50
Russell Corp.                                 1,878                  46
                                                                     96

Apparel -- Footwear (0.2%):
Fruit of the Loom, Inc., Class A (b)          3,778                  58
Liz Claiborne, Inc.                           3,471                 102
Nike, Inc., Class B                          15,242                 665
VF Corp.                                      6,424                 269
                                                                  1,094

Automobiles (1.2%):
Chrysler Corp.                               34,336               1,652
Ford Motor Co.                               64,272               3,488
General Motors Corp.                         34,731               2,190
Navistar International Corp. (b)              3,596                  75
PACCAR, Inc.                                  4,160                 181
                                                                  7,586

Automotive Parts (0.2%):
Cummins Engine Co., Inc.                      2,089                  71
Dana Corp.                                    8,715                 364
Genuine Parts Co.                             9,445                 298
ITT Industries, Inc.                          6,299                 225
TRW, Inc.                                     6,502                 371
                                                                  1,329

Banks (4.9%):
Bank of New York Co.                         39,606               1,250
Bank One Corp.                               62,051               3,033
BankAmerica Corp.                            92,207               5,295
Bankers Trust New York Corp.                  5,107                 321
BB & T Corp.                                 15,216                 543
Chase Manhattan Corp.                        45,394               2,579
Comerica, Inc.                                8,285                 534
First Union Corp.                            51,358               2,979
Huntington Bancshares, Inc.                  11,251                 323
J.P. Morgan & Co., Inc.                       9,369                 883
KeyCorp                                      23,312                 707
MBNA Corp.                                   39,901                 910
Mellon Bank Corp.                            13,784                 829
Mercantile Bancorporation, Inc.               8,106                 370
National City Corp.                          17,533               1,128
Norwest Corp. (b)                            40,626               1,511
PNC Bank Corp.                               16,032                 802
Regions Financial Corp.                      11,330                 419
Republic New York Corp.                       5,740                 240

SunTrust Banks, Inc.                         11,057                 771
Synovus Financial Corp.                      13,983                 324
U.S. Bancorp                                 39,355               1,436
Union Planters Corp.                          6,670                 310
Wachovia Corp.                               10,936                 994
Wells Fargo & Co.                             4,486               1,660
                                                                 30,151

Banks -- Money Centers
  Regional (0.5%):
BankBoston Corp.                             15,596                 574
Fleet Financial Group, Inc.                  30,096               1,202
Northern Trust Corp.                          5,949                 439
State Street Corp.                            8,530                 532
Summit Bancorp                                9,202                 349
                                                                  3,096

Banks -- Outside Money
  Center (0.2%):
Fifth Third Bancorp                          14,259                 945
Providian Financial Corp.                     5,063                 402
                                                                  1,347

Beverages (2.3%):
Anheuser-Busch Co., Inc.                     25,571               1,520
Brown-Forman Corp., Class B                   3,609                 245
Coca Cola Enterprises, Inc.                  20,150                 727
Coca-Cola Co.                               130,815               8,846
Coors (Adolph) Co.                            1,917                  96
PepsiCo, Inc.                                78,159               2,638
Seagram Co. Ltd.                             18,341                 603
                                                                 14,675

Broadcasting/Cable (0.2%):
Tele-Communications, Inc.,
  Class A (b)                                27,744               1,169

Brokerage Services (0.6%):
Merrill Lynch & Co., Inc.                    18,505               1,096
Morgan Stanley, Dean Witter & Co.            31,063               2,012
Schwab (Charles) Corp.                       14,128                 677
                                                                  3,785

Building Materials (0.2%):
Armstrong World Industries, Inc.              2,146                 133
Centex Corp.                                  3,136                 105
Fleetwood Enterprises, Inc.                   1,867                  60
Kaufman & Broad Home Corp.                    2,127                  61
Masco Corp.                                  18,008                 507
Owens Corning                                 2,831                 103
Pulte Corp.                                   2,326                  60
                                                                  1,029

Chemicals -- General (1.4%):
Air Products & Chemicals, Inc.               12,294                 464
Dow Chemical Co.                             11,933               1,117
E.I. Du Pont de Nemours Co.                  60,037               3,452
Eastman Chemical Co.                          4,196                 247
Englehard Corp.                               7,714                 162
FMC Corp. (b)                                 1,824                  93
Great Lakes Chemical Corp.                    3,138                 131
Hercules, Inc.                                5,028                 167
Mallinckrodt, Inc.                            3,882                 111
Monsanto Co.                                 31,898               1,296
Nalco Chemical Co.                            3,473                 107
PPG Industries, Inc.                          9,392                 537
Praxair, Inc.                                 8,367                 337
Rohm & Haas Co.                               9,447                 319
Sigma-Aldrich Corp.                           5,361                 166
Union Carbide Corp.                           7,154                 275
W.R. Grace & Co. (b)                          4,045                  70
                                                                  9,051

Chemicals -- Specialty (0.0%):
Morton International, Inc.                    6,909                 172

Commercial Services (0.2%):
Cendant Corp. (b)                            45,501                 521
Ecolab, Inc.                                  6,894                 206
Paychex Inc.                                  8,450                 420
                                                                  1,147

Computers & Peripherals (4.6%):
3Com Corp. (b)                               19,027                 686
Apple Computer, Inc. (b)                      7,148                 265
Cabletron Systems, Inc. (b)                   8,748                 100
Cisco Systems, Inc. (b)                      82,438               5,194
Compaq Computer Corp.                        88,646               2,803
Computer Sciences Corp.                       8,332                 440
Data General Corp. (b)                        2,588                  44
Dell Computer, Inc. (b)                      67,176               4,408
EMC Corp. (b)                                26,542               1,709
Gateway 2000, Inc. (b)                        8,294                 463
Hewlett-Packard Co.                          55,166               3,320

International Business
  Machines Corp.                               49,459               7,342
Seagate Technology, Inc. (b)                 12,875                 340
Silicon Graphics, Inc. (b)                    9,982                 112
Sun Microsystems, Inc. (b)                   20,073               1,169
Unisys Corp. (b)                             13,526                 360
                                                                 28,755

Conglomerates (0.5%):
Corning, Inc.                                12,312                 447
Crane Co.                                     3,603                 104
Minnesota Mining & Manufacturing Co.         21,399               1,712
National Service Industries, Inc.             2,196                  79
Tenneco, Inc.                                 9,035                 274
Textron, Inc.                                 8,704                 647
                                                                  3,263

Construction (0.0%):
Fluor Corp.                                   4,141                 161
Foster Wheeler Corp.                          2,138                  34
                                                                    195

Consumer Products (1.4%):
American Greetings Corp., Class A             3,793                 152
Clorox Co.                                    5,555                 607
Colgate-Palmolive Co.                        15,686               1,386
Fortune Brands, Inc.                          9,204                 304
Jostens, Inc.                                 1,933                  44
Procter & Gamble Co.                         71,158               6,325
Rubbermaid, Inc.                              7,964                 264
                                                                  9,082

Containers (0.2%):
Ball Corp.                                    1,585                  67
Bemis, Inc.                                   2,811                 104
Crown Cork & Seal, Inc.                       6,615                 211
Newell Co.                                    8,637                 380
Owens-Illinois, Inc. (b)                      8,265                 253
Sealed Air Corp. (b)                          4,389                 156
Stone Container Corp. (b)                     5,564                  53
Tupperware Corp.                              3,026                  47
                                                                  1,271

Cosmetics & Related (0.6%):
Alberto Culver Co.                            2,905                  77
Avon Products, Inc.                          13,934                 553
Gillette Co.                                 59,532               2,676
International Flavor & Fragance, Inc.         5,726                 214
                                                                  3,520

Diversified (0.3%):
Tyco International Ltd.                      34,218               2,119
Electrical Equipment (2.7%):
Emerson Electric Co.                         23,401               1,544
General Electric Co.                        172,601              15,103
Johnson Controls, Inc.                        4,531                 255
Thomas & Betts Corp.                          3,030                 135
                                                                 17,037

Electronic & Electrical --
  General (0.6%):
Advanced Micro Devices, Inc. (b)              7,603                 172
AMP, Inc.                                    11,617                 477
Andrew Corp. (b)                              4,537                  74
EG&G, Inc.                                    2,458                  62
Harris Corp.                                  4,278                 150
Honeywell, Inc.                               6,662                 532
KLA-Tencor Corp. (b)                          4,629                 171
Millipore Corp.                               2,323                  57
National Semiconductor Corp. (b)              8,685                 110
Parker-Hannifin Corp.                         5,876                 210
Rockwell International Corp.                 10,145                 417
Tandy Corp.                                   5,351                 265
Tektronix, Inc.                               2,630                  47
Texas Instruments, Inc.                      20,648               1,320
                                                                  4,064

Entertainment (0.6%):
Brunswick Corp.                               5,304                 103
Harrah's Entertainment, Inc. (b)              5,406                  76
Hasbro, Inc.                                  6,931                 243
King World Productions, Inc. (b)              3,897                 102
Loews Corp.                                   6,082                 571
The Walt Disney Co.                         108,710               2,929
                                                                  4,024

Environmental Control (0.2%):
Waste Management, Inc.                       30,350               1,370
Financial & Insurance (0.1%):
MBIA, Inc.                                    5,286                 323

Financial Services (3.2%):
American Express Co.                         24,201               2,138
Associates First Capital Corp.               18,386               1,296
Bear Stearns Cos., Inc.                       6,070                 217
Capital One Financial Corp.                   3,485                 355
Citigroup, Inc.                             121,382               5,712
Countrywide Credit Industries, Inc.           5,893                 255

Equifax, Inc.                                 7,824                 303
Freddie Mac                                  36,011               2,071
Fannie Mae                                   54,966               3,891
First Data Corp.                             23,710                 628
Franklin Resources, Inc.                     13,448                 509
Golden West Financial
  Corp., Delaware                             3,046                 276
Household International, Inc.                26,167                 957
Lehman Brothers Holding, Inc.                 6,246                 237
SLM Holding Corp.                             8,875                 356
Washington Mutual, Inc.                      31,443               1,177
                                                                 20,378

Food Distributors (0.5%):
Albertsons, Inc.                             13,050                 725
American Stores Co.                          14,609                 476
Great Atlantic & Pacific Tea, Inc.            1,989                  47
Kroger Co. (b)                               13,585                 754
SUPERVALU, Inc.                               6,464                 155
Sysco Corp.                                  17,944                 483
Winn-Dixie Stores, Inc.                       7,898                 268
                                                                  2,908

Food Processing & Packaging (1.5%):
Archer-Daniels-Midland Co.                   31,802                 531
Bestfoods                                    15,236                 830
Campbell Soup Co.                            23,848               1,272
ConAgra, Inc.                                25,833                 786
General Mills, Inc.                           8,174                 601
H.J. Heinz Co.                               19,212               1,117
Hershey Foods Corp.                           7,626                 517
Kellogg Co.                                  21,639                 714
Quaker Oats Co.                               7,185                 424
Ralston-Ralston Purina Group                 16,568                 553
Sara Lee Corp.                               24,802               1,481
Wm. Wrigley Jr. Co.                           6,158                 498
                                                                  9,324

Forest Products --
  Lumber & Paper (0.7%):
Boise Cascade Corp.                           2,974                  83
Champion International Corp.                  5,090                 163
Fort James Corp.                             11,727                 473
Georgia Pacific Corp.                         4,916                 254
International Paper Co.                      16,289                 756
Kimberly-Clark Corp.                         29,068               1,403
Louisiana Pacific Corp.                       5,826                 103
Mead Corp.                                    5,538                 175
Potlatch Corp.                                1,507                  55
Temple-Inland, Inc.                           2,956                 144
Union Camp Corp.                              3,633                 156
Westvaco Corp.                                5,369                 132
Weyerhauser Co.                              10,550                 494
Willamette Industries, Inc.                   5,936                 184
                                                                  4,575

Funeral Services (0.1%):
Service Corp. International                  13,611                 485
Health Care (0.2%):
Columbia/HCA Healthcare Corp.                34,205                 718
HCR Manor Care, Inc. (b)                      5,585                 182
Humana, Inc. (b)                              8,818                 167
                                                                  1,067

Heavy Machinery (0.3%):
Case Corp.                                    3,957                  87
Caterpillar Tractor, Inc.                    19,330                 871
Deere & Co.                                  12,948                 458
Harnischfeger Industries, Inc.                2,485                  23
Ingersoll Rand Co.                            8,761                 442
McDermott International, Inc.                 3,166                  93
                                                                  1,974

Hotels & Motels (0.1%):
Hilton Hotels Corp.                          13,866                 278
Marriott International, Class A              13,282                 357
Mirage Resorts, Inc. (b)                      9,569                 162
                                                                    797

Household Goods -- Appliances,
  Furnishings & Electronics (0.5%):
Maytag Corp.                                  4,827                 239
Unilever N.V.                                33,981               2,557
Whirlpool Corp.                               4,057                 208
                                                                  3,004

Industrial Goods & Services (0.1%):
Aeroquip-Vickers, Inc.                        1,454                  46
Dover Corp.                                  11,791                 374
W.W. Grainger, Inc.                           5,214                 240
                                                                    660

Insurance (0.1%):
Cincinnati Financial Corp.                    8,872                 331
Progressive Corp.                             3,904                 575
                                                                    906

Insurance -- Life (0.1%):
Jefferson Pilot Corp.                         5,583                 339

Insurance -- Multi-Line (2.2%):
Aetna, Inc.                                   7,653                 571
Allstate Corp.                               43,912               1,891
American International Group, Inc.           55,647               4,745
Aon Corp.                                     8,940                 554
CIGNA Corp.                                  11,266                 822
Conseco, Inc.                                16,544                 574
General Reinsurance Corp.                     3,967                 872
Hartford Financial
  Services Group, Inc.                       12,338                 655
Lincoln National Corp.                        5,370                 407
Marsh & McLennan Cos., Inc.                  13,537                 751
MGIC Investment Corp.                         6,029                 235
Provident Cos., Inc.                          7,170                 208
Safeco Corp.                                  7,534                 326
SunAmerica, Inc.                             10,973                 774
Torchmark Corp.                               7,449                 326
Transamerica Corp.                            3,355                 349
                                                                 14,060

Insurance -- Property, Casualty,
  Health (0.4%):
American General Corp.                       13,399                 918
Chubb Corp.                                   8,818                 542
St. Paul Cos., Inc.                          12,568                 416
UNUM Corp.                                    7,314                 325
                                                                  2,201

Machine Tools (0.0%):
Milacron Inc.                                 2,090                  41
SPX Corp. (b)                                     1                   0
                                                                     41

Manufacturing --
  Capital Goods (0.2%):
Cooper Industries, Inc.                       6,123                 270
Illinois Tool Works, Inc.                    13,275                 851
                                                                  1,121

Manufacturing --
  Consumer Goods (0.1%):
Eaton Corp.                                   3,763                 255
Mattel, Inc.                                 15,543                 557
                                                                    812

Manufacturing --
  Miscellaneous (0.2%):
Briggs & Stratton Corp.                       1,282                  60
CBS Corp.                                    38,019               1,063
NACCO Industries, Inc.                          415                  38
Pall Corp.                                    6,530                 165
Thermo Electron Corp. (b)                     8,791                 175
                                                                  1,501

Media (0.2%):
Media One Group, Inc. (b)                    32,278               1,366

Medical Services (0.2%):
HEALTHSOUTH Corp. (b)                        22,381                 271
Tenet Healthcare Corp. (b)                   16,344                 457
United Healthcare Corp.                      10,315                 449
                                                                  1,177

Medical Supplies (0.8%):
Alza Corp., Class A (b)                       4,611                 221
Bausch & Lomb, Inc.                           2,962                 123
Baxter International, Inc.                   15,157                 908
Becton Dickinson & Co.                       13,160                 554
Biomet, Inc.                                  5,948                 202
Boston Scientific Corp. (b)                  10,426                 568
C.R. Bard, Inc.                               2,979                 127
Guidant Corp.                                 7,958                 609
Medtronic, Inc.                              24,911               1,620
St. Jude Medical, Inc. (b)                    4,431                 125
                                                                  5,057

Medical -- Information
  Systems (0.1%):
IMS Health, Inc.                              8,819                 586

Medical -- Wholesale Drug
  Distribution (0.1%):
Cardinal Health, Inc.                         7,075                 669

Metals -- Fabrication (0.0%):
Phelps Dodge Corp.                            3,065                 177
Timken Co.                                    3,318                  59
                                                                    236

Mining (0.0%):
Asarco, Inc.                                  2,119                  45
Cyprus Amax Minerals Co.                      4,939                  61
Inco Ltd.                                     8,826                  95
                                                                    201

Newspapers (0.4%):
Dow Jones & Co., Inc.                         4,993                 229
Gannett Co., Inc.                            15,101                 934
Knight-Ridder, Inc.                           4,171                 212
New York Times Co., Class A                  10,074                 285
Times Mirror Co., Class A                     4,571                 253
Tribune Co.                                   6,466                 373
                                                                  2,286

Office Equipment & Supplies
  (Non-Computer Related) (0.5%):
Avery Dennison Corp.                          6,240                 259
Deluxe Corp.                                  4,246                 137
IKON Office Solutions, Inc.                   7,196                  68
Moore Corp. Ltd.                              4,718                  53
Pitney Bowes, Inc.                           14,541                 801
Xerox Corp.                                  17,410               1,687
                                                                  3,005

Oil & Gas Exploration,
  Production & Services (0.6%):
Anadarko Petroleum Corp.                      6,354                 215
Apache Corp.                                  5,248                 149
Ashland, Inc.                                 4,057                 195
Burlington Resource, Inc.                     9,410                 388
Coastal Corp.                                11,240                 396
Columbia Gas System, Inc.                     4,438                 257
Helmerich & Payne, Inc.                       2,625                  63
Kerr-McGee Corp.                              2,579                 103
Occidental Petroleum Corp.                   18,736                 372
Oneok, Inc.                                   1,634                  56
Oryx Energy Co. (b)                           5,684                  80
Pennzoil Co.                                  2,545                  91
Rowan Cos., Inc. (b)                          4,502                  66
Sun Co., Inc.                                 4,910                 168
Union Pacific Resources Group, Inc.          13,349                 174
USX -- Marathon Group                        15,389                 503
Williams Cos., Inc.                          22,566                 618
                                                                  3,894

Oil-Integrated Companies (4.4%):
Amerada Hess Corp.                            4,834                 267
Amoco Corp.                                  50,566               2,838
Atlantic Richfield Co.                       17,040               1,174
Chevron Corp.                                34,700               2,828
Exxon Corp.                                 129,359               9,217
Mobil Corp.                                  41,443               3,137
Phillips Petroleum Co.                       13,753                 595
Royal Dutch Petroleum Co.,                  113,693               5,599
Texaco, Inc.                                 28,393               1,684
Unocal Corp.                                 12,829                 435
                                                                 27,774

Oilfield Services &
  Equipment (0.4%):
Baker Hughes, Inc.                           16,863                 372
Halliburton Co.                              23,284                 837
Schlumberger Ltd.                            28,907               1,517
                                                                  2,726

Paint, Varnishes, Enamels (0.0%):
Sherwin-Williams Co.                          9,183                 231
Pharmaceuticals (8.0%):
Abbott Laboratories                          81,650               3,832
Allergan, Inc.                                3,453                 216
American Home Products Corp.                 69,826               3,404
Amgen, Inc. (b)                              13,422               1,054
Bristol-Myers Squibb Co.                     52,738               5,831
Eli Lilly & Co.                              58,416               4,728
Johnson & Johnson, Inc.                      71,311               5,812
Merck & Co., Inc.                            63,166               8,542
Pfizer, Inc.                                 69,334               7,440
Pharmacia & Upjohn, Inc.                     26,912               1,425
Schering-Plough Corp.                        38,956               4,008
Warner-Lambert Co.                           43,550               3,413
                                                                 49,705

Photography (0.2%):
Eastman Kodak Co.                            17,144               1,329
Polaroid Corp.                                2,343                  62
                                                                  1,391

Pollution Control Services
  & Equipment (0.1%):
Browning-Ferris Industries, Inc.              9,183                 325

Precision Instruments
  & Related (0.0%):
Perkin-Elmer Corp.                            2,643                 223

Primary Metal & Mineral
  Production (0.2%):
Barrick Gold Corp.                           19,779                 422
Battle Mountain Gold Co.                     12,147                  66
Freeport-McMoRan
  Copper & Gold, Inc., Class B                9,568                 118
Homestake Mining Co.                         11,191                 133
Newmont Mining Corp.                          8,890                 189
Placer Dome, Inc.                            13,260                 209
                                                                  1,137

Publishing (0.7%):
Dun & Bradstreet                              9,049                 257
McGraw-Hill Cos., Inc.                        5,283                 475
Meredith Corp.                                2,843                 105
R.R. Donnelley & Sons Co.                     7,336                 316
Time Warner, Inc.                            31,767               2,949
                                                                  4,102

Radio & Television (0.4%):
Clear Channel Communications, Inc. (b)       13,146                 599
Comcast Corp., Class A Special Shares        19,587                 967
Viacom, Inc., Class B (b)                    18,939               1,134
                                                                  2,700

Railroads (0.4%):
Burlington Northern Santa Fe                 25,051                 773
CSX Corp.                                    11,606                 456
Norfolk Southern Corp.                       20,147                 664
Union Pacific Corp.                          13,131                 625
                                                                  2,518

Restaurants (0.5%):
Darden Restaurants, Inc.                      7,356                 121
McDonald's Corp.                             36,273               2,427
Tricon Global Restaurants (b)                 8,052                 350
Wendy's International, Inc.                   6,724                 141
                                                                  3,039

Retail (1.9%):
Costco Cos., Inc. (b)                        11,476                 651
Dayton Hudson Corp.                          23,294                 987
Dollar General Corp.                          9,806                 234
Fred Meyer, Inc. (b)                          8,180                 436
K-Mart Corp. (b)                             26,111                 369
Kohl Corp. (b)                                8,380                 401
Staples Inc. (b)                             14,420                 470
Venator Group, Inc. (b)                       7,214                  61
Wal-Mart Stores, Inc.                       118,604               8,184
                                                                 11,793

Retail -- Department Stores (0.5%):
Consolidated Stores Corp. (b)                 5,757                  95
Dillard's, Inc., Class A                      5,873                 182
Federated Department Stores, Inc. (b)        11,163                 429
Harcourt General, Inc.                        3,719                 181
J.C. Penney Co., Inc.                        13,448                 639
May Department Stores Co.                    12,219                 745
Nordstrom, Inc.                               7,848                 214
Sears, Roebuck & Co.                         20,859                 938
                                                                  3,423

Retail -- Drug Stores (0.5%):
CVS Corp.                                    20,684                 945
Longs Drug Stores Corp.                       2,043                  80
Rite Aid Corp.                               13,678                 543
Walgreen Co.                                 26,342               1,282
                                                                  2,850

Retail -- Specialty Stores (1.1%):
AutoZone, Inc. (b)                            8,131                 214
Circuit City Stores, Inc.                     5,344                 193
Gap, Inc.                                    20,822               1,252
Home Depot, Inc.                             77,904               3,390
Limited, Inc.                                12,068                 309
Lowe's Cos., Inc.                            18,610                 627
Pep Boys -- Manny, Moe & Jack                 3,348                  52
TJX Cos., Inc.                               16,794                 318
Toys "R" Us, Inc. (b)                        13,854                 271
                                                                  6,626

Rubber & Rubber Products (0.1%):
Cooper Tire & Rubber Co.                      4,118                  68
Goodyear Tire & Rubber Co.                    8,342                 450
                                                                    518

Semiconductors (1.7%):
Applied Materials, Inc. (b)                  19,467                 675
Intel Corp.                                  89,101               7,947
LSI Logic Corp. (b)                           7,463                 113
Micron Technology, Inc. (b)                  11,262                 428
Motorola, Inc.                               31,687               1,648
                                                                 10,811

Software & Computer
  Services (3.5%):
Adobe Systems, Inc.                           3,552                 132
Ascend Communications, Inc. (b)              11,450                 552
Autodesk, Inc.                                2,496                  78
Automatic Data Processing, Inc.              15,987               1,244
BMC Software, Inc. (b)                       11,120                 534
Ceridian Corp. (b)                            3,866                 222
Computer Associates
  International, Inc.                        29,798               1,173
Electronic Data Systems Corp.                26,115               1,063
HBO & Co.                                    22,832                 599
Microsoft Corp. (b)                         130,679              13,836
Novell, Inc. (b)                             18,761                 279
Oracle Corp. (b)                             51,603               1,526
Parametric Technology Corp. (b)              14,414                 240
Peoplesoft, Inc. (b)                         11,680                 247
Shared Medical Systems Corp.                  1,360                  68
                                                                 21,793

Steel (0.1%):
Allegheny Teledyne, Inc.                     10,475                 216
Armco, Inc. (b)                               5,688                  27
Bethlehem Steel Corp. (b)                     6,912                  62
Nucor Corp.                                   4,689                 212
USX-U.S. Steel Group, Inc.                    4,655                 108
Worthington Industries, Inc.                  5,141                  70
                                                                    695

Tax Return Preparation (0.0%):
H&R Block, Inc.                               5,317                 238
Telecommunications (0.3%):
Frontier Corp.                                9,051                 272
Nextel Communications (b)                    15,139                 274
Northern Telecom Ltd.                        34,633               1,483
Scientific-Atlanta, Inc.                      4,151                  62
                                                                  2,091

Telecommunications --
  Equipment (1.0%):
General Instrument Corp. (b)                  8,001                 206
Lucent Technologies, Inc. (c)                69,764               5,594
Tellabs, Inc. (b)                            10,254                 564
                                                                  6,364

Textile Manufacturing (0.0%):
Springs Industries, Inc., Class A               965                  34

Tobacco & Tobacco
  Products (1.2%):
Philip Morris Cos., Inc.                    129,033               6,597
RJR Nabisco Holdings Corp.                   17,225                 492
UST, Inc.                                     9,880                 336
                                                                  7,425

Tools & Hardware
  Manufacturing (0.1%):
Black & Decker Corp.                          4,897                 253
Snap-on, Inc.                                 3,118                 110
Stanley Works                                 4,660                 140
                                                                    503

Transportation (0.1%):
FDX Corp. (b)                                 7,818                 411
Transportation Leasing
  & Trucking (0.0%):
Ryder Systems, Inc.                           3,849                  95

Transportation Services (0.0%):
Laidlaw, Inc.                                17,528                 165

Utilities -- Electric (1.9%):
Ameren Corp.                                  7,229                 289
American Electric Power Co.                  10,115                 495
Carolina Power & Light Co.                    8,051                 369
Central & South West Corp.                   11,255                 313
CINergy Corp.                                 8,447                 291
Consolidated Edison Co.
  of New York, Inc.                          12,379                 620
Detroit Edison Co.                            7,663                 327
Dominion Resources, Inc.                     10,405                 481
Duke Energy Corp.                            19,177               1,241
Edison International                         18,801                 496
Entergy Corp.                                13,118                 377
FirstEnergy Corp.                            12,570                 377
FPL Group, Inc.                               9,573                 599
Houston Industries, Inc.                     15,719                 488
Niagara Mohawk Power Corp. (b)                9,940                 145
Northern States Power Co.                     8,018                 216
PacifiCorp                                   15,796                 301
Peco Energy Co.                              11,797                 456
PG&E Corp.                                   20,296                 618
PP&L Resources, Inc.                          7,847                 213
Public Service Enterprise Group              12,288                 467
Raychem Corp.                                 4,448                 136

Southern Co.                                 37,058               1,045
Texas Utilities Co.                          14,801                 648
The AES Corp. (b)                             9,080                 372
Unicom Corp.                                 11,510                 434
                                                                 11,814

Utilities -- Electric & Gas (0.1%):
Baltimore Gas & Electric Co.                  7,921                 249
GPU, Inc.                                     6,750                 291
                                                                    540

Utilities -- Gas (0.3%):
Consolidated Natural Gas Co.                  5,056                 267
Eastern Enterprises                           1,196                  49
Enron Corp.                                  17,430                 919
NICOR, Inc.                                   2,536                 107
Peoples Energy Corp.                          1,895                  70
Sempra Energy                                12,728                 331
Sonat, Inc.                                   5,792                 176
                                                                  1,919

Utilities -- Telecommunications
  (5.9%):
AirTouch Communications, Inc. (b)            30,464               1,706
ALLTEL Corp.                                 14,545                 681
Ameritech Corp.                              58,492               3,155
AT&T Corp.                                   95,821               5,964
Bell Atlantic Corp.                          82,374               4,376
BellSouth Corp.                              52,220               4,168
GTE Corp.                                    51,127               3,001
MCI Worldcom, Inc. (b)                       94,222               5,206
SBC Communications, Inc.                    103,730               4,804
Sprint Corp.                                 22,781               1,748
U. S. West, Inc.                             26,606               1,527
                                                                 36,336

Total Common Stocks (Cost $315,169)                             469,328


U.S. Treasury Bills (1.4%)
5.00%, 12/17/98 (c)                           9,110               9,069
Total U.S. Treasury Bills (Cost $9,058)                           9,069

Total Investments (Cost $471,381) (a) -- 99.7%                  625,551

Other assets in excess of liabilities -- 0.3%                     1,596

TOTAL NET ASSETS -- 100.0%                                     $627,147

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $686. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows
    (amounts in thousands):
          Unrealized appreciation                    $181,611
          Unrealized depreciation                     (14,790)
          Net unrealized appreciation                $166,821
(b) Non-income producing securities.
(c) Serves as collateral for futures contracts.

                                             Number              Market
                                          Contracts               Value
Futures Contracts
S&P 500 Index,
  face amount $143,878
  expiring December 18, 1998                    569            $157,215

Total Futures Contracts
  (Cost $143,878)                                              $157,215

See notes to financial statements.

THE VICTORY PORTFOLIOS                                Schedule of Investments
Growth Fund                                                  October 31, 1998
(Amounts in Thousands, Except Shares)

                                          Shares or
                                          Principal              Market
Security Description                         Amount               Value


Commercial Paper (1.8%)
Associates Corp. N.A.,
  5.70%, 11/2/98                            $ 4,929             $ 4,929
Total Commercial Paper (Cost $4,929)                              4,929


Common Stocks (98.0%)
Aerospace/Defense (2.3%):
AlliedSignal, Inc.                           85,500               3,329
United Technologies Corp.                    30,300               2,886
                                                                  6,215

Airlines (0.3%):
Southwest Airlines Co.                       31,800                 674

Banks (5.4%):
BankAmerica Corp.                            46,001               2,642
First Union Corp.                            69,700               4,043
U.S. Bancorp                                 71,400               2,606
Wells Fargo & Co.                            14,550               5,383
                                                                 14,674

Beverages (3.4%):
Anheuser-Busch Co., Inc.                     59,500               3,537
Coca-Cola Co.                                65,900               4,456
PepsiCo, Inc.                                34,500               1,164
                                                                  9,157

Broadcasting/Cable (0.5%):
Tele-Communications, Inc.,
  Class A (b)                                34,500               1,453

Chemicals -- General (1.8%):
Air Products & Chemicals, Inc.               79,200               2,990
E.I. Du Pont de Nemours Co.                  34,700               1,995
                                                                  4,985

Computers & Peripherals (8.3%):
3Com Corp. (b)                               45,000               1,623
Cisco Systems, Inc. (b)                     105,000               6,615
Compaq Computer Corp.                       116,300               3,678
Hewlett-Packard Co.                          22,500               1,354
International Business
  Machines Corp.                             49,500               7,348
Sun Microsystems, Inc. (b)                   25,100               1,462
                                                                 22,080

Conglomerates (1.0%):
Textron, Inc.                                36,000               2,678

Consumer Products (2.8%):
Colgate-Palmolive Co.                        29,100               2,572
Procter & Gamble Co.                         55,800               4,959
                                                                  7,531

Containers (1.6%):
Newell Co.                                   66,500               2,926
Sonoco Products Co.                          48,000               1,362
                                                                  4,288

Cosmetics & Related (0.8%):
Avon Products, Inc.                          56,500               2,242

Electrical Equipment (6.4%):
Emerson Electric Co.                         89,300               5,894
General Electric Co.                        128,000              11,200
                                                                 17,094

Environmental Control (0.5%):
Waste Management, Inc.                       30,100               1,358

Financial Services (2.4%):
Fannie Mae                                   72,600               5,141
Franklin Resources, Inc.                     37,300               1,410
                                                                  6,551

Food Processing &
  Packaging (4.6%):
Bestfoods                                    61,300               3,341
ConAgra, Inc.                               108,500               3,302
General Mills, Inc.                          38,500               2,830
Sara Lee Corp.                               48,700               2,907
                                                                 12,380

Forest Products --
  Lumber & Paper (0.5%):
Mead Corp.                                   44,000               1,392

Health Care (0.4%):
Health Management Assoc., Inc.,
  Class A (b)                                67,000               1,193

Household Goods -- Appliances,
  Furnishings & Electronics (0.6%):
Unilever N.V.                                23,100               1,738

Insurance -- Multi-Line (3.0%):
American International Group, Inc.           81,000               6,906
Everest Reinsurance Holdings, Inc.           31,400               1,081
                                                                  7,987

Medical Supplies (1.8%):
Biomet, Inc.                                 39,500               1,341
Medtronic, Inc. (b)                          55,500               3,607
                                                                  4,948

Newspapers (0.7%):
Gannett Co., Inc.                            29,000               1,794

Oil & Gas Exploration,
  Production & Services (0.9%):
Anadarko Petroleum Corp.                     32,000               1,084
Conoco Inc., Class A (b)                     29,400                 731
USX -- Marathon Group                        21,200                 693
                                                                  2,508

Oil-Integrated Companies (3.1%):
Chevron Corp.                                29,500               2,404
Mobil Corp.                                  59,400               4,497
Texaco, Inc.                                 25,500               1,512
                                                                  8,413

Oilfield Services &
  Equipment (1.1%):
Schlumberger Ltd.                            57,900               3,040

Pharmaceuticals (14.6%):
Abbott Laboratories                         139,000               6,524
American Home Products Corp.                103,500               5,046
Bristol-Myers Squibb Co.                     34,200               3,781
Eli Lilly & Co.                              36,600               2,962
Johnson & Johnson, Inc.                      63,600               5,183
Merck & Co., Inc.                            24,600               3,327
Pfizer, Inc.                                 61,300               6,579
Schering-Plough Corp.                        39,300               4,043
Warner-Lambert Co.                           22,300               1,748
                                                                 39,193

Publishing (0.9%):
Time Warner, Inc.                            26,500               2,460
Radio & Television (1.0%):
Viacom, Inc., Class B (b)                    43,300               2,593

Retail (3.1%):
Dayton Hudson Corp.                          79,500               3,369
Wal-Mart Stores, Inc.                        72,500               5,002
                                                                  8,371

Retail -- Drug Stores (1.2%):
Walgreen Co.                                 68,000               3,311

Retail -- Specialty Stores (2.8%):
AutoZone, Inc. (b)                           40,000               1,053
Home Depot, Inc.                            132,400               5,759
OfficeMax, Inc. (b)                          76,600                 699
                                                                  7,511

Semiconductors (3.0%):
Applied Materials, Inc. (b)                  27,600                 957
Intel Corp.                                  65,000               5,798
Motorola, Inc.                               23,200               1,206
                                                                  7,961

Software & Computer
  Services (6.0%):
Automatic Data Processing, Inc.              60,000               4,669
Microsoft Corp. (b)                          77,100               8,162
Oracle Corp. (b)                            106,000               3,134
                                                                 15,965

Telecommunications --
  Equipment (1.4%):
Lucent Technologies, Inc.                    48,000               3,849

Tobacco & Tobacco
  Products (1.6%):
Philip Morris Cos., Inc.                     85,100               4,351

Utilities -- Gas (1.0%):
Enron Corp.                                  53,500               2,822

Utilities -- Telecommunications
  (7.2%):
AirTouch Communications, Inc. (b)            28,500               1,596
Ameritech Corp.                              59,500               3,209
GTE Corp.                                    30,000               1,761
MCI Worldcom, Inc. (b)                      160,770               8,883
SBC Communications, Inc.                     81,500               3,774
                                                                 19,223
Total Common Stocks (Cost $165,260)                             263,983

Total Investments (Cost $170,189) (a) -- 99.8%                  268,912

Other assets in excess of liabilities -- 0.2%                       564

TOTAL NET ASSETS -- 100.0%                                     $269,476

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $15. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows
    (amounts in thousands):
    Unrealized appreciation                                    $102,337
    Unrealized depreciation                                      (3,629)
    Net unrealized appreciation                                $ 98,708
(b) Non-income producing securities.

See notes to financial statements.


                                         Statements of Assets and Liabilities
The Victory Portfolios                                       October 31, 1998
(Amounts in Thousands, Except Per Share Amounts)


                                                                                  Diversified    Stock
                                                        Value         Lakefront   Stock          Index        Growth
                                                        Fund          Fund        Fund           Fund         Fund

ASSETS:
Investments, at value
  (Cost 375,156; $1,050; $911,046;
  $471,381 & $170,189)                                  $529,087      $1,121      $1,037,448     $625,551     $268,912
Repurchase agreements at amortized cost                   35,000          --         125,000           --           --
          Total                                          564,087       1,121       1,162,448      625,551      268,912
Cash                                                          --          --               2           --           --
Interest and dividends receivable                            516           1             734          561          163
Receivable for capital shares issued                          20          --             213          103        1,257
Receivable from brokers for investments sold               2,522          --          17,438           26          172
Net variation margin on open futures contracts                --          --              --        1,238           --
Unamortized organization costs                                --          21              --           --           --
Prepaid expenses and other assets                              7           6              14            7            4
          Total Assets                                   567,152       1,149       1,180,849      627,486      270,508

LIABILITIES:
Payable for capital shares redeemed                           --          --              92           --           --
Payable to brokers for investments purchased                  --          --          22,196           42          780
Payable for return of collateral received                 49,330          --         173,555           --           --
Payable for organization cost                                 --          21              --           --           --
Accrued expenses and other payables:
     Investment advisory fees                                380          --             437          234          181
     Administration fees                                       8          --              13           --            4
     Shareholder service fees                                 94          --              --           --           48
     Shareholder service fees -- Class A                      --          --             167           --           --
     Shareholder service and 12b-1 fees -- Class B            --          --              39           --           --
     Custodian fees                                           10           1              20           33            7
     Accounting fees                                           1           1               1            2           --
     Transfer agent fees                                      11           3             160           22            8
     Other                                                     5          --              49            6            4
          Total Liabilities                               49,839          26         196,729          339        1,032

NET ASSETS:
Capital                                                  277,276         907         659,150      411,170      148,512
Undistributed (distributions in excess of)
net investment income                                         --           1              86        1,044           (4)
Net unrealized appreciation/depreciation
from investments                                         153,931          71         126,402      167,507       98,723
Accumulated undistributed net realized gains
from investment transactions                              86,106         144         198,482       47,426       22,245
          Net Assets                                    $517,313      $1,123      $  984,120     $627,147     $269,476
Net Assets
     Class A                                                                      $  933,158
     Class B                                                                          50,962
          Total                                                                   $  984,120
Outstanding units of beneficial interest (shares)
     Class A                                                                          49,507
     Class B                                                                           2,740
         Total                                            27,506          98          52,247       29,827       12,466
Net asset value
     Redemption price per share                         $  18.81      $11.52                     $  21.03     $  21.62
     Redemption price per share -- Class A                                        $    18.85
     Offering and redemption price per
       share -- Class B<F1>                                                       $    18.60
Maximum sales charge                                        5.75%       5.75%           5.75%        5.75%        5.75%
Maximum offering price per share
  (100%/(100%-maximum sales charge) of
  net asset value adjusted to nearest cent)             $  19.96      $12.22                      $ 22.31      $ 22.94
Maximum offering price per share
  (100%/(100%-maximum sales charge) of
  net asset value adjusted to nearest cent) -- Class A                            $    20.00

<F1> Redemption price per Class B Share varies based on length of time held.

See notes to financial statements.


                                                    Statements of Operations
The Victory Portfolios                   For the Year Ended October 31, 1998
(Amounts in Thousands)

                                                     Value        Lakefront      Diversified      Stock Index   Growth

Investment Income:
Interest income                                      $  519       $  --          $ 1,987          $ 6,969       $  188
Dividend income                                       9,053          18           13,260            6,956        2,565
Securities lending income                                53          --              250               --           --
Foreign tax withholding                                 (13)         --               (8)             (31)          (1)
          Total Income                                9,612          18           15,489           13,894        2,752

Expenses:
Investment advisory fees                              5,119          13            6,062            3,480        2,242
Administration fees                                     704           2            1,143              783          336
Shareholder service fees                              1,270           2               --               --          552
Shareholder service fees -- Class A                      --          --            2,057               --           --
Shareholder service fees and 12b-1 fees -- Class B       --          --              417               --           --
Accounting fees                                          92          35              149              153           63
Custodian fees                                          105           4              188              164           54
Legal and audit fees                                     69           4              164              101           30
Amortization of organization costs                       --           6               --               --           --
Trustees' fees and expenses                              12          --               32               17           10
Transfer agent fees                                      35           9              480               65           24
Registration and filing fees                             12           3               65               49           10
Printing fees                                            --           3              128               16            1
Other                                                    40          --               67               36           16
          Total Expenses                              7,458          81           10,952            4,864        3,338
Expenses voluntarily reduced                           (613)         (6)          (1,023)          (1,581)        (305)
          Expenses before reimbursement
            from distributor                          6,845          75            9,929            3,283        3,033
          Expenses reimbursed by distributor             --         (71)              --               --           --
          Net Expenses                                6,845           4            9,929            3,283        3,033
Net Investment Income (Loss)                          2,767          14            5,560           10,611         (281)

Realized/Unrealized Gains (Losses) from
  Investments and Foreign Currencies:
Net realized gains (losses) from
  investment transactions                            86,242         145          198,757           47,395       22,291
Change in unrealized appreciation/
  depreciation from investments                       3,941         (71)         (25,092)          51,833       31,511
Net realized/unrealized gains (losses) from
  investments and foreign currencies                 90,183          74          173,665           99,228       53,802
Change in net assets resulting from operations      $92,950        $ 88         $179,225         $109,839      $53,521


See notes to financial statements.


The Victory Portfolios                    Statements of Changes in Net Assets
(Amounts in Thousands)

                                                    Value                    Lakefront               Diversified
                                                    Fund                     Fund                    Stock Fund

                                           Year           Year         Year         Period       Year         Year
                                           Ended          Ended        Ended        Ended        Ended        Ended
                                           October 31,    October 31,  October 31,  October 31,  October 31,  October 31,
                                           1998           1997         1998         1997<F1>     1998         1997

From Investment Activities:
Operations:
     Net investment income                 $  2,767       $  4,081     $   14       $   12       $  5,560     $  6,546
     Net realized gains/(losses)
       from investment transactions          86,242         39,027        145           20        198,757       90,018
     Net change in unrealized
       appreciation/depreciation
       from investments                       3,941         60,140        (71)         142        (25,092)      68,082
Change in net assets resulting
from operations                              92,950        103,248         88          174        179,225      164,646

Distributions to Shareholders:
     From net investment income              (2,951)        (4,329)       (15)         (10)            --           --
         Class A                                                           --           --         (5,598)      (6,667)
         Class B                                 --             --         --           --             --           --
     In excess of net investment income          --             --         --           --             --          (47)
     From net realized gains from
     investment transactions                (39,042)       (17,674)       (21)          --        (90,033)     (67,736)
Change in net assets from
  distributions to shareholders             (41,993)       (22,003)       (36)         (10)       (95,631)     (74,450)

Capital Transactions:
     Proceeds from shares issued             61,756        102,144         69        1,089        272,765      446,487
     Proceeds from shares issued in
     connection with acquisition                 --             --         --           --         86,317           --
     Dividends reinvested                    38,868          9,573         18            5         73,238       72,928
     Cost of shares redeemed               (106,315)      (102,998)      (271)          (3)      (324,262)    (396,524)
Change in net assets from
  capital transactions                       (5,691)         8,719       (184)       1,091        108,058      122,891
Change in net assets                         45,266         89,964       (132)       1,255        191,652      213,087

Net Assets:
     Beginning of period                    472,047        382,083      1,255           --        792,468      579,381
     End of period                        $ 517,313      $ 472,047     $1,123       $1,255      $ 984,120    $ 792,468

Share Transactions:
     Issued                                   3,424          6,399          6          111         16,693       26,479
     Issued in connection with acquisition       --             --         --           --          4,725           --
     Reinvested                               2,383            652          1           --          4,406        4,886
     Redeemed                                (5,953)        (6,344)       (21)          --        (18,215)     (23,505)
Change in shares                               (146)           707        (14)         111          7,609        7,860

<F1> The Lakefront Fund commenced operations on March 3, 1997.


See notes to financial statements.


The Victory Portfolios                    Statements of Changes in Net Assets
(Amounts in Thousands)

                                                                         Stock Index                    Growth
                                                                             Fund                        Fund
                                                                    Year            Year          Year          Year
                                                                    Ended           Ended         Ended         Ended
                                                                    October 31,     October 31,   October 31,   October 31,
                                                                    1998            1997          1998          1997

From Investment Activities:
Operations:
     Net investment income (loss)                                   $  10,611       $  6,644      $   (281)     $    326
     Net realized gains/(losses)
       from investment transactions                                    47,395         31,506        22,291        12,914
     Net change in unrealized
       appreciation/depreciation
       from investments                                                51,833         57,624        31,511        28,590
Change in net assets resulting
  from operations                                                     109,839         95,774        53,521        41,830

Distributions to Shareholders:
     From net investment income                                       (10,250)        (6,516)           --          (380)
     In excess of net investment income                                    --             --           (48)          (28)
     From net realized gains from
     investment transactions                                          (27,890)        (6,553)      (12,887)       (6,303)
Change in net assets from
  distributions to shareholders                                       (38,140)       (13,069)      (12,935)       (6,711)

Capital Transactions:
     Proceeds from shares issued                                      188,176        164,875        72,169        50,795
     Proceeds from shares issued in
     connection with acquisition                                       46,866             --            --            --
     Dividends reinvested                                              37,415         12,031        11,125         5,917
     Cost of shares redeemed                                         (182,024)       (71,720)      (39,937)      (54,051)
Change in net assets from
  capital transactions                                                 90,433        105,186        43,357         2,661
Change in net assets                                                  162,132        187,891        83,943        37,780

Net Assets:
     Beginning of period                                              465,015        277,124       185,533       147,753
     End of period                                                  $ 627,147       $465,015      $269,476      $185,533

Share Transactions:
     Issued                                                             9,549          9,543         3,548         2,949
     Issued in connection with acquisition                              2,272             --            --            --
     Reinvested                                                         2,000            741           635           398
     Redeemed                                                          (8,801)        (4,140)       (2,017)       (3,188)
Change in shares                                                        5,020          6,144         2,166           159


See notes to financial statements.


The Victory Portfolios                                   Financial Highlights


                                                                              Value Fund

                                              Year           Year           Year           Year            December 3,
                                              Ended          Ended          Ended          Ended           1993
                                              October 31,    October 31,    October 31,    October 31,     to October 31,
                                              1998           1997           1996           1995<F5>        1994<F2>

Net Asset Value,
  Beginning of Period                         $  17.07       $  14.18       $  11.87       $  10.13        $  10.00
Investment Activities
     Net investment income                        0.09           0.15           0.20           0.27            0.21
     Net realized and unrealized
       gains (losses) from investments            3.16           3.57           2.65           1.92            0.11
          Total from Investment Activities        3.25           3.72           2.85           2.19            0.32
Distributions
     Net investment income                       (0.10)         (0.16)         (0.20)         (0.27)          (0.19)
     In excess of net investment income             --             --             --          (0.01)             --
     Net realized gains                          (1.41)         (0.67)         (0.34)         (0.17)             --
           Total Distributions                   (1.51)         (0.83)         (0.54)         (0.45)          (0.19)
Net Asset Value, End of Period                $  18.81       $  17.07       $  14.18       $  11.87        $  10.13
Total Return (excludes sales charges)            20.46%         27.24%         24.66%         22.28%           3.27%<F3>

Ratios/Supplemental Data:
Net Assets, End of Period (000)               $517,313       $472,047       $382,083       $295,871        $188,184
Ratio of expenses to
  average net assets                              1.34%          1.32%          1.33%          0.99%           0.92%<F4>
Ratio of net investment income
  to average net assets                           0.54%          0.93%          1.56%          2.55%           2.32%<F4>
Ratio of expenses to
  average net assets<F1>                          1.46%          <F6>           1.35%          1.30%           1.48%<F4>
Ratio of net investment income
  to average net assets<F1>                       0.42%          <F6>           1.54%          2.24%           1.76%<F4>
Portfolio turnover                                  40%            25%            28%            23%             39%

<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F2> Period from commencement of operations.
<F3> Not annualized.
<F4> Annualized.
<F5> Effective June 5, 1995, the Victory Equity Income Portfolio merged into the Value Fund.
     Financial highlights for the periods prior to June 5, 1995 represent the Value Fund.
<F6> There were no voluntary fee reductions during the period.


See notes to financial statements.


The Victory Portfolios                                   Financial Highlights


                                                                     Lakefront Fund

                                                                                    March 3, 1997
                                                             Year Ended             to
                                                             October 31,            October 31,
                                                             1998                   1997<F2>

Net Asset Value, Beginning of Period                         $11.29                 $10.00
Investment Activities
     Net investment income                                     0.13                   0.12
     Net realized and unrealized gains (losses)
       from investments                                        0.43                   1.27
          Total from Investment Activities                     0.56                   1.39
Distributions
     Net investment income                                    (0.14)                 (0.10)
     Net realized gains                                       (0.19)                    --
          Total Distributions                                 (0.33)                 (0.10)
Net Asset Value, End of Period                               $11.52                 $11.29
Total Return (excludes sales charges)                          5.05%                 13.87%<F3>

Ratios/Supplemental Data:
Net Assets, End of Period (000)                              $1,123                 $1,255
Ratio of expenses to
  average net assets                                           0.32%                  0.00%<F4>
Ratio of net investment income
  to average net assets                                        1.14%                  1.67%<F4>
Ratio of expenses to
  average net assets<F1>                                       6.45%                  7.27%<F4>
Ratio of net investment income
  to average net assets<F1>                                   (4.99)%                (5.60)%<F4>
Portfolio turnover                                               36%                    36%

<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
<F2> Period from commencement of operations.
<F3> Not annualized.
<F4> Annualized.


See notes to financial statements.


The Victory Portfolios                                   Financial Highlights


                                                                      Diversified Stock Fund

                                              Class A Shares                      Class B Shares

                                                                                                 March 1,
                                    Year        Year        Year         Year        Year        1996          Year Ended
                                    Ended       Ended       Ended        Ended       Ended       to            October 31,
                                    October 31, October 31, October 31,  October 31, October 31, October 31,
                                    1998<F6>    1997        1996<F2>     1998<F6>    1997        1996<F2>     1995      1994
Net Asset Value,
Beginning of Period                 $  17.76    $  15.75    $  13.62     $ 17.62     $ 15.71     $14.18       $  12.68  $  13.39

Investment Activities
     Net investment income (loss)       0.11        0.16        0.20       (0.08)      (0.06)      0.07           0.27      0.25
     Net realized and unrealized
       gains (losses)
       from investments                 3.07        3.84        3.21       (3.04)       3.85       1.57           2.33      0.64
          Total from
            Investment Activities       3.18        4.00        3.41        2.96        3.79       1.64           2.60      0.89
Distributions
     Net investment income             (0.11)      (0.16)      (0.19)         --          --         (0.07)      (0.27)    (0.23)
     In excess of net
       investment income                  --          --          --          --       (0.05)     (0.04)         (0.01)       --
     Net realized gains                (1.98)      (1.83)      (1.09)      (1.98)      (1.83)        --          (1.38)    (1.37)
          Total Distributions          (2.09)      (1.99)      (1.28)      (1.98)      (1.88)     (0.11)         (1.66)    (1.60)
Net Asset Value, End of Period      $  18.85     $ 17.76    $  15.75     $ 18.60     $ 17.62     $15.71       $  13.62  $  12.68
Total Return
  (excludes sales charges)             19.60%      27.96%      27.16%      18.34%      26.48%     26.61%<F3>     23.54%     7.39%

Ratios/Supplemental Data:
Net Assets, End of Period (000)     $933,158    $762,270    $571,153     $50,962     $30,198     $8,228       $409,549  $263,227
Ratio of expenses to
  average net assets                    1.02%       1.03%      1.05%        2.08%       2.19%      2.07%<F4>      0.92%     0.89%
Ratio of net investment income
  to average net assets                 0.64%       0.97%      1.40%       (0.42)%     (0.29)%     0.11%<F4>      2.11%     2.06%
Ratio of expenses to
  average net assets<F1>                1.13%       <F5>       1.08%        2.18%       <F5>       2.08%<F4>      0.95%     1.10%
Ratio of net investment income
  to average net assets<F1>             0.53%       <F5>       1.37%       (0.52)%      <F5>       0.10%<F4>      2.07%     1.86%
Portfolio turnover<F7>                    84%         63%        94%          84%         63%        94%           75%       104%

<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F2> Effective March 1, 1996, the Fund designated the existing shares as Class A Shares and commenced offering Class B Shares.
<F3> Represents total return for the Fund for the period November 1, 1995 through February 29, 1996 plus total return for Class B
     Shares for the Period March 1, 1996 through October 31, 1996. The total return for the Class B shares for the period from
     March 1, 1996 through October 31, 1996 was 11.62%.
<F4> Annualized.
<F5> There were no voluntary fee reductions during the period.
<F6> Effective March 16, 1998, the SBSF Fund merged into the Victory Diversified Stock Fund Class A.
     Financial highlights for the period prior to March 16, 1998 represent the Victory Diversified Stock Fund.
<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


See notes to financial statements.


The Victory Portfolios                                   Financial Highlights


                                                                          Stock Index Fund

                                                                                                      December 3,
                                                             Year Ended October 31,                   1993
                                                                                                      to October 31,
                                                  1998(d)      1997        1996        1995           1994<F2>

Net Asset Value, Beginning of Period              $  18.75     $  14.85    $  12.50    $  10.18       $ 10.00
Investment Activities
     Net investment income                            0.37         0.29        0.28        0.27          0.20
     Net realized and unrealized gains
       (losses) from investments                      3.37         4.23        2.58        2.31          0.16
          Total from Investment Activities            3.74         4.52        2.86        2.58          0.36
Distributions
     Net investment income                           (0.36)       (0.29)      (0.28)      (0.26)        (0.18)
     Net realized gains                              (1.10)       (0.33)      (0.23)         --            --
          Total Distributions                        (1.46)       (0.62)      (0.51)      (0.26)        (0.18)
Net Asset Value, End of Period                    $  21.03     $  18.75    $  14.85    $  12.50       $ 10.18
Total Return (excludes sales charges)                20.99%       31.16%      23.38%      25.72%         3.66%<F3>

Ratios/Supplemental Data:
Net Assets, End of Period (000)                   $627,147     $465,015    $277,124    $160,822       $89,686
Ratio of expenses to
  average net assets                                  0.57%        0.56%       0.57%       0.55%         0.58%<F4>
Ratio of net investment income
  to average net assets                               1.83%        1.74%       2.14%       2.53%         2.35%<F4>
Ratio of expenses to
  average net assets<F1>                              0.84%        0.86%       0.89%       0.87%         1.10%<F4>
Ratio of net investment income
  to average net assets<F1>                           1.56%        1.44%       1.82%       2.21%         1.82%<F4>
Portfolio turnover                                       8%          11%          4%         12%            1%

<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F2> Period from commencement of operations.
<F3> Not annualized.
<F4> Annualized.
<F5> Effective March 16, 1998, the Key Stock Index Fund merged into the Victory Stock Index Fund.
     Financial highlights for the period prior to March 16, 1998 represent the Victory Stock Index Fund.


See notes to financial statements.


The Victory Portfolios                                   Financial Highlights


                                                                           Growth Fund

                                                                                                           December 3,
                                                            Year Ended October 31,                         1993
                                                                                                           to October 31,
                                              1998           1997            1996           1995<F6>       1994<F2><F3>
Net Asset Value,
Beginning of Period                           $  18.01       $  14.57        $  12.15       $  10.23       $ 10.00
Investment Activities
     Net investment income (loss)                (0.03)          0.03            0.08           0.11          0.10
     Net realized and unrealized
       gains (losses) on investments              4.88           4.07            2.93           1.97          0.22
          Total from Investment Activities        4.85           4.10            3.01           2.08          0.32
     Distributions
     Net investment income                          --          (0.04)          (0.08)         (0.11)        (0.09)
     Net realized gains                          (1.24)         (0.62)          (0.51)         (0.05)           --
          Total Distributions                    (1.24)         (0.66)          (0.59)         (0.16)        (0.09)
Net Asset Value, End of Period                $  21.62        $ 18.01        $  14.57       $  12.15       $ 10.23
Total Return (excludes sales charges)            28.59%         29.08%          25.66%         20.54%         3.22%<F4>

Ratios/Supplemental Data:
Net Assets, End of Period (000)               $269,476       $185,533        $147,753       $108,253       $66,921
Ratio of expenses to
  average net assets                              1.35%          1.34%           1.33%          1.07%         0.94%<F5>
Ratio of net investment income
  to average net assets                          (0.13)%         0.19%           0.64%          1.00%         1.10%<F5>
Ratio of expenses to
  average net assets<F1>                          1.49%          <F7>            1.39%          1.42%         1.51%<F5>
Ratio of net investment income
  to average net assets<F1>                      (0.27)%         <F7>            0.58%          0.65%         0.52%<F5>
Portfolio turnover                                  29%            21%             27%           107%           28%

<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F2> Period from commencement of operations.
<F3> Effective March 17, 1994, the Society Earnings Momentum Fund merged into the Growth Fund.
     Financial highlights for the period prior to March 17, 1994 represent the Growth Fund.
<F4> Not annualized.
<F5> Annualized.
<F6> Effective June 5, 1995, the Victory Equity Portfolio merged into the Growth Fund.
     Financial highlights for the periods prior to June 5, 1995 represent the Growth Fund.
<F7> There were no voluntary fee reductions during the period.


See notes to financial statements.

THE VICTORY PORTFOLIOS                                Schedule of Investments
Special Value Fund                                           October 31, 1998
(Amounts in Thousands, Except Shares)

                                          Shares or
                                          Principal              Market
Security Description                         Amount               Value


Commercial Paper (2.8%)
Associates Corp., N.A.,
5.70%, 11/2/98                             $  9,874            $  9,874
Total Commercial Paper (Cost $9,874)                              9,874


Common Stocks (98.1%)
Aerospace/Defense (2.6%):
Cordant Technologies, Inc.                   72,600               2,954
GenCorp, Inc. (c)                           273,742               6,056
                                                                  9,010

Automotive Parts (1.4%):
Dana Corp.                                   53,713               2,246
Superior Industries
International, Inc.                         107,020               2,802
                                                                  5,048

Banks (8.3%):
First Security Corp.                        290,877               5,945
First Star Corp.                            144,201               8,183
First Tennessee National Corp.              143,200               4,538
North Fork Bancorporation, Inc.             126,000               2,504
SouthTrust Corp. (c)                        110,001               4,015
Summit Bancorp                               97,800               3,710
                                                                 28,895

Building Materials (0.5%):
Hussmann International, Inc.                107,511               1,673

Chemicals -- General (1.9%):
Nalco Chemical Co.                           70,499               2,181
RPM, Inc.                                   189,575               3,188
WD-40 Co.                                    53,900               1,428
                                                                  6,797

Commercial Services (1.3%):
Pittston Brink's Group                      155,000               4,611

Computers & Peripherals (3.2%):
Diebold, Inc.                               112,101               3,496
Quantum Corp. (b)(c)                        292,100               5,112
Storage Technology Corp. (b)                 80,000               2,675
                                                                 11,283

Conglomerates (2.0%):
Mark IV Industries, Inc.                    166,650               2,562
Whitman Corp.                               200,900               4,307
                                                                  6,869

Consumer Products (1.1%):
Newell Co. (c)                               84,000               3,696

Containers -- Metal, Glass,
  Paper, Plastic (2.9%):
Owens-Illinois, Inc. (b)(c)                 232,092               7,094
Sonoco Products Co.                         108,880               3,089
                                                                 10,183

Electronic & Electrical --
  General (3.8%):
Arrow Electronics, Inc. (b)(c)              102,300               2,231
Harris Corp.                                100,100               3,510
Vishay Intertechnology, Inc. (b)            495,597               7,496
                                                                 13,237

Electronics (1.1%):
SCI Systems Incorporated (b)                 97,078               3,835

Financial Services (3.3%):
A. G. Edwards, Inc.                          55,600               1,922
Heller Financial, Inc.                      202,742               4,866
Transamerica Corp.                           46,999               4,887
                                                                 11,675

Food Distributors, Supermarkets
  & Wholesalers (1.2%):
Hannaford Brothers Co.                       98,000               4,294

Food Processing &
  Packaging (2.0%):
Interstate Bakeries Corp. (c)               136,999               3,434
McCormick & Co., Inc.
  (non-voting shares)                       111,600               3,466
                                                                  6,900

Forest Products --
  Lumber & Paper (1.8%):
Bowater, Inc.                               154,200               6,293

Gas Utility (1.3%):
KeySpan Energy (c)                          149,850               4,477

Health Care (0.6%):
Steris Corp. (b)                             97,100               2,233

Hospital & Nursing Equipment
  & Supplies (1.1%):
Hillenbrand Industries, Inc. (c)             64,099               3,794

Household Goods -- Appliances,
  Furnishings & Electronics (2.2%):
Premark International, Inc. (c)             245,010               7,764

Insurance (3.0%):
American Financial Group, Inc.               52,300               1,834
Amerin Corp. (b)                             17,359                 371
Horace Mann Educators Corp.                 144,700               4,142
TIG Holdings, Inc.                          114,500               1,596
Transatlantic Holdings, Inc. (c)             31,050               2,422
                                                                 10,365

Insurance -- Property, Casualty,
  Health (2.2%):
Everest Reinsurance Holdings, Inc.          220,700               7,600

Leisure -- Recreation,
  Gaming (1.5%):
International Game Technology               239,200               5,397

Machine Tools (1.7%):
Kaydon Corp.                                 38,975               1,369
Kennametal, Inc.                            223,800               4,644
                                                                  6,013

Manufacturing --
  Miscellaneous (1.8%):
Briggs & Stratton Corp. (c)                  47,700               2,242
Pentair, Inc.                               109,106               4,105
                                                                  6,347

Medical Services (2.1%):
Quorum Health Group, Inc. (b)               499,599               7,244

Medical Supplies (1.6%):
Biomet, Inc.                                162,501               5,515

Oil & Gas Exploration,
  Production & Services (3.6%):
Anadarko Petroleum Corp.                    145,600               4,932
Barrett Resources Corp. (b)                 122,400               2,884
BJ Services Co. (b)                          50,000               1,022
Nabors Industries, Inc. (b)(c)               78,128               1,445
Transocean Offshore, Inc.                    62,019               2,291
                                                                 12,574

Oil Marketing & Refining (1.2%):
Tosco Corp. (c)                             151,999               4,265

Oilfield Services &
  Equipment (0.5%):
Baker Hughes, Inc. (c)                       79,600               1,756

Packaging (0.4%):
Crown Cork & Seal Co., Inc.                  46,500               1,482

Pharmaceuticals (2.1%):
Mylan Laboratories (c)                      209,500               7,215

Primary Metal & Mineral
  Production (0.8%):
Minerals Technologies, Inc.                  63,600               2,898

Radio & Television (1.5%):
Capstar Broadcasting Corp.,
  Class A (b)                               300,000               5,213

Real Estate (0.0%):
Merry Land Properties, Inc. (b)               4,030                  20

Real Estate Investment
  Trusts (4.5%):
Health Care (0.7%):
Meditrust Cos.                              145,529               2,365

Office (2.2%):
Kilroy Realty Corp.                         151,400               3,359
Mack-Cali Realty Corp.                      154,700               4,583
                                                                  7,942

Residential (1.6%):
Equity Residential
  Properties Trust (c)                      130,318               5,473
Total Real Estate Investment Trusts                              15,780

Retail (3.6%):
AutoZone, Inc. (b)(c)                       190,100               5,002
OfficeMax, Inc. (b)                         830,499               7,578
                                                                 12,580
Retail -- Specialty Stores (0.5%):
Heilig-Myers Co.                            207,151               1,592

Savings & Loans (0.4%):
Charter One Financial, Inc. (c)              49,999               1,372

Semiconductors (0.3%):
LSI Logic Corp. (b)                          77,800               1,177

Software & Computer
  Services (1.4%):
Networks Associates, Inc. (b)(c)            112,119               4,765

Steel (1.2%):
Carpenter Technology Corp.                   90,300               3,166
Worthington Industries, Inc.                 75,370               1,022
                                                                  4,188

Tax Return Preparation (2.1%):
H&R Block, Inc. (c)                         160,899               7,210

Textile Manufacturing (2.5%):
Shaw Industries Inc.                         94,874               1,648
Warnaco Group, Inc., Class A (c)            276,700               7,074
                                                                  8,722

Tobacco & Tobacco
  Products (1.6%):
UST, Inc.                                   159,900               5,437

Transportation Leasing &
  Trucking (2.9%):
CNF Transportation, Inc.                    111,814               3,382
GATX Corp.                                  198,901               6,862
                                                                 10,244

Utilities -- Electric (8.5%):
CINergy Corp.                               159,800               5,513
DPL, Inc.                                   178,665               3,383
DQE, Inc. (c)                                89,200               3,518
Florida Progress Corp.                       80,000               3,355
New Century Energies, Inc. (c)              149,400               7,219
SCANA Corp. (c)                             188,500               6,374
                                                                 29,362

Utilities -- Telecommunications
  (1.0%):
Century Telephone Enterprises, Inc.          58,800               3,341
Total Common Stocks (Cost $315,816)                             342,241


Securities Purchased With Cash Collateral (12.8%)
Short Term Securities (7.1%):
General American Funding
  Agreement, 5.89%, 11/6/98                  15,000              15,000
AIM Short Term Prime Obligations
  Money Market Fund                             909                 909
AIM Liquid Assets
  Money Market Fund                           8,684                8684
                                                                 24,593

Repurchase Agreements (5.7%):
Lehman Brothers, Inc.,
  5.41%, 11/2/98
  (Collateralized by $12,375
  Structured Assoc., 6.13% 6/30/30,
  market value $5,151)                        5,000               5,000
Goldman Sachs Group L.P.,
  5.32%, 11/2/98
  (Collateralized by $6,000
  Illinois Bell, 5.80%, 2/1/04,
  Allegheny Ludlem, 6.95%,
  12/15/25, market value $6,221)              5,000               5,000
Prudential Bache Corp.,
  5.27%, 11/2/98
  (Collateralized by $5,150
  Heller Financial, 2.78%,7/15/24
  markey value $5,150)                        5,000               5,000
Morgan Stanley Dean Witter,
  5.31%, 11/2/98
  (Collateralized by $5,100
  Cox Communications,
  6.95%, 1/15/28,
  market value $5,205)                        5,000               5,000
                                                                 20,000
Total Securities Purchased With

Cash Collateral (Cost $44,593)                                   44,593

Total Investments (Cost $370,283) (a) -- 113.7%                 396,708

Liabilities in excess of other assets -- (13.7)%                (47,810)

TOTAL NET ASSETS -- 100.0%                                     $348,898

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately$23. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):
    Unrealized appreciation                     $ 56,010
    Unrealized depreciation                      (29,608)
    Net unrealized appreciation                 $ 26,402
(b) Non-income producing securities.
(c) All or a portion of this security was loaned as of October 31, 1998

See notes to financial statements.

THE VICTORY PORTFOLIOS                                Schedule of Investments
Ohio Regional Stock Fund                                     October 31, 1998
(Amounts in Thousands, Except Shares)

                                                                 Market
Security Description                         Shares               Value


Common Stocks (99.5%)
Agriculture & Livestock (0.5%):
Andersons, Inc.                              20,000             $   210

Airlines (2.5%):
Comair Holdings, Inc.                        33,000               1,085

Amusement & Recreation
  Services (1.2%):
Cedar Fair L.P.                              20,000                 496

Automotive Parts (4.2%):
Dana Corp.                                   22,000                 920
TRW, Inc.                                    15,000                 854
                                                                  1,774

Banks (14.9%):
BancFirst Ohio Corp.                         16,000                 476
Charter One Financial, Inc.                  39,300               1,077
FirstMerit Corp.                             33,000                 875
Huntington Bancshares, Inc.                  10,000                 288
Mahoning National Bancorp                     5,100                 176
National City Corp.                          14,000                 900
Park National Corp.                           5,000                 495
Provident Financial Group, Inc.              18,000                 694
Second Bancorp, Inc.                          4,470                 111
Star Banc Corp.                              17,000               1,285
                                                                  6,377

Building Materials (2.0%):
Holophane Corp. (b)                           5,000                 107
Owens Corning                                20,000                 726
                                                                    833

Chemicals -- General (4.7%):
A. Schulman, Inc.                            12,500                 248
Ferro Corp.                                  15,000                 383
Lubrizol Corp.                                7,000                 195
OM Group, Inc.                               15,000                 489
RPM, Inc.                                    40,000                 673
                                                                  1,988

Computers & Peripherals (2.6%):
Diebold, Inc.                                35,000               1,092

Conglomerates (3.7%):
Lancaster Colony Corp.                       30,500                 915
Myers Industries, Inc.                       21,780                 523
Park-Ohio Holdings Corp. (b)                 10,000                 147
                                                                  1,585

Consumer Products (3.2%):
American Greetings Corp., Class A            13,000                 522
Gibson Greetings, Inc. (b)                   19,000                 198
Rubbermaid, Inc.                             20,000                 664
                                                                  1,384

Electronic & Electrical --
  General (2.3%):
Parker-Hannifin Corp.                        17,000                 608
Pioneer-Standard Electronics, Inc.           43,000                 384
                                                                    992

Electronics (0.8%):
Keithley Instruments, Inc.                   65,000                 353

Engineering, Industrial
  Construction (0.3%):
Corrpro Cos., Inc. (b)                       12,500                 134

Food Distributors (1.8%):
Kroger Co. (b)                               14,000                 777

Food Processing &
  Packaging (0.6%):
Chiquita Brands International, Inc.          14,000                 149
J.M. Smucker Co., Class A                     5,000                 110
                                                                    259

Forest Products --
  Lumber & Paper (1.5%):
Mead Corp.                                   20,000                 633
Health Care (4.6%):
Gliatech, Inc. (b)                           10,000                 194
Invacare Corp.                               36,000                 810
Omnicare, Inc.                               28,000                 968
                                                                  1,972

Insurance (7.5%):
Cincinnati Financial Corp.                    9,450                 353
Ohio Casualty Corp.                          18,000                 680
Progressive Corp.                             9,000               1,324
State Auto Financial Corp.                   61,000                 862
                                                                  3,219

Machine Tools (2.5%):
Lincoln Electric Holding Inc.                32,000                 703
Milacron Inc.                                17,000                 329
Monarch Machine Tool Co.                      5,000                  33
                                                                  1,065
Manufacturing --
  Capital Goods (4.7%):
Commercial Intertech Corp.                   18,000                 321
Gorman-Rupp Co.                              39,000                 663
Gradall Industries, Inc. (b)                 10,000                 146
Robbins & Myers, Inc.                        14,000                 331
Thor Industries, Inc.                        25,000                 556
                                                                  2,017

Manufacturing --
  Miscellaneous (1.6%):
Essef Corp. (b)                              43,200                 672

Media (3.0%):
Jacor Communications, Inc. (b)                6,000                 330
Scripps (E.W.) Co., Class A                  21,000                 929
                                                                  1,259

Metals -- Fabrication (2.4%):
Amcast Industrial Corp.                      15,000                 257
Brush Wellman, Inc.                           8,000                 136
RTI International Metals (b)                 10,000                 149
Timken Co.                                   28,000                 498
                                                                  1,040

Mining (0.9%):
Cleveland-Cliffs, Inc.                        5,500                 219
Oglebay Norton Co.                            6,000                 155
                                                                    374

Oil & Gas Exploration,
  Production & Services (4.1%):
USX -- Marathon Group                        53,000               1,732

Paint, Varnishes, Enamels (1.7%):
Sherwin-Williams Co.                         28,000                 705

Real Estate Investment
  Trusts (1.5%):
Developers Divers Realty                     16,000                 302
Health Care REIT, Inc.                       14,000                 317
                                                                    619

Restaurants (1.1%):
Bob Evans Farms, Inc.                        10,000                 197
Wendy's International, Inc.                  13,000                 273
                                                                    470
Retail -- Specialty Stores (2.3%):
Jo-Ann Stores, Inc., Class A (b)             10,000                 180
Jo-Ann Stores, Inc., Class B (b)             10,000                 155
Limited, Inc.                                15,000                 384
OfficeMax, Inc. (b)                          20,000                 183
Value City Department Stores,
  Inc. (b)                                   10,000                  92
                                                                    994

Rubber & Rubber Products (2.2%):
Cooper Tire & Rubber Co.                     18,000                 299
Goodyear Tire & Rubber Co.                   12,000                 647
                                                                    946

Software & Computer
  Services (1.4%):
Reynolds & Reynolds Co., Class A             33,000                 594

Steel (1.3%):
Cold Metal Products, Inc. (b)                 7,000                  22
Shiloh Industries, Inc. (b)                  25,000                 406
Worthington Industries, Inc.                 10,000                 136
                                                                    564

Utilities -- Electric (7.8%):
American Electric Power Co.                  25,000               1,222
CINergy Corp.                                25,000                 863
DPL, Inc.                                    64,500               1,221
                                                                  3,306

Utilities -- Telecommunications
  (2.1%):
Cincinnati Bell, Inc.                        35,000                 908
Total Common Stocks (Cost $21,402)                               42,428

Total Investments (Cost $21,402) (a) -- 99.5%                    42,428

Other assets in excess of liabilities -- 0.5%                       226

TOTAL NET ASSETS -- 100.0%                                      $42,654

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):
    Unrealized appreciation                      $21,683
    Unrealized depreciation                         (657)
    Net unrealized appreciation                  $21,026
(b) Non-income producing securities.

See notes to financial statements.

THE VICTORY PORTFOLIOS                                Schedule of Investments
International Growth Fund                                    October 31, 1998
(Amounts in Thousands, Except Shares)
                                          Shares or
                                          Principal              Market
Security Description                         Amount               Value


Commercial Paper (4.2%)
United States (4.2%):
Financial Services (4.2%):
Associates Corp., N.A.,
  5.70%, 11/2/98                         $    5,673            $  5,673
Total Commercial Paper (Cost $5,673)                              5,673


Common Stocks (95.3%)
Argentina (0.4%):
Banks (0.4%):
Banco Rio de la Plata SA, ADR                60,000                 540
Total Argentina                                                     540

Australia (2.4%):
Banks (0.3%):
National Australia Bank Ltd.                 32,500                 429

Leisure -- Recreation,
  Gaming (0.6%):
Aristocrat Leisure Ltd.                     225,000                 707

Multimedia (0.3%):
News Corp. Ltd.                              62,900                 428

Oil & Gas Exploration,
  Production & Services (0.1%):
Woodside Petroleum Ltd.                      17,278                  91

Publishing (0.4%):
Publishing & Broadcasting Ltd.              150,000                 593

Retail (0.4%):
Woolworths Ltd.                             144,000                 504

Utilities -- Telecommunications
  (0.3%):
Telstra Corp., ADR                            8,000                 448
Total Australia                                                   3,200

Brazil (0.6%):
Utilities -- Telecommunications
  (0.6%):
Telecomunicacoes Brasileiras-
  Telebras SA, ADR (b)                       10,900                 828
Total Brazil                                                        828

Britain (15.1%):
Aerospace/Defense (1.4%):
British Aerospace PLC                       253,580               1,888

Banks (1.2%):
Lloyds TSB Group PLC                        127,500               1,578

Computers & Peripherals (0.5%):
Misys PLC                                   105,600                 737

Insurance (0.8%):
Prudential Corp. PLC                         84,000               1,101

Leisure -- Recreation,
  Gaming (0.7%):
Ladbroke Group PLC                          250,000                 914

Oil & Gas Exploration,
  Production & Services (1.0%):
British Petroleum Co. PLC                    88,000               1,299

Pharmaceuticals (3.8%):
Glaxo Wellcome PLC                           89,300               2,771
SmithKline Beecham PLC                      186,671               2,302
                                                                  5,073

Retail (0.7%):
Kingfisher PLC                              112,000                 977

Telecommunications (1.8%):
Vodafone Group PLC                          182,000               2,431

Transportation (1.3%):
National Express Group PLC                  100,000               1,700

Utilities -- Telecommunications
  (1.9%):
British Telecommunications PLC              198,200               2,592
Total Britain                                                    20,290

Canada (2.3%):
Diversified (0.4%):
Bombadier, Inc., Class B                     48,000                 566

Mining (0.2%):
Franco-Nevada Mining Corp. Ltd.              12,000                 231

Oil-Integrated Companies (0.8%):
Suncor Energy, Inc.                          37,000               1,172

Publishing (0.3%):
Thomson Corp.                                14,000                 344

Telecommunications (0.6%):
Northern Telecom Ltd.                        19,000                 813
Total Canada                                                      3,126

Finland (1.7%):
Telecommunications (1.7%):
Nokia Oyj, Class A                           24,856               2,262
Total Finland                                                     2,262

France (12.5%):
Automobiles (1.6%):
PSA Peugeot Citroen                           7,293               1,217
Valeo SA                                     10,850                 939
                                                                  2,156

Computers & Peripherals (1.2%):
Cap Gemini SA                                10,697               1,607

Cosmetics & Related (1.3%):
L'OREAL                                       2,950               1,686

Diversified (2.7%):
Compagnie de Saint Gobain                     8,950               1,324
Vivendi                                      10,590               2,417
                                                                  3,741

Electronic & Electrical --
  General (0.7%):
Legrand SA                                    3,680                 938

Food Processing &
  Packaging (1.1%):
Groupe Danone                                 5,400               1,428

Oil-Integrated Companies (1.0%):
Total SA, Class B                            11,850               1,367

Retail -- Department Stores (1.2%):
Pinault-Printemps-Redoute SA                  9,935               1,663

Retail -- Specialty Stores (1.0%):
Castorama Dubois                              7,300               1,302

Telecommunications (0.7%):
Alcatel                                       8,000                 891
Total France                                                     16,779

Germany (6.2%):
Automobiles (1.7%):
Daimler-Benz AG (b)                          22,158               1,726
Volkswagen AG                                10,800                 507
                                                                  2,233

Banks (1.0%):
HypoVereinsbank                                  18               1,389

Cosmetics & Related (1.0%):
Douglas Holding AG                           22,500               1,290
Douglas Holding AG-New (b)                    1,450                  81
                                                                  1,371

Insurance (1.1%):
Allianz AG, Registered                        4,450               1,526

Software & Computer
  Services (1.1%):
SAP AG                                        3,600               1,511

Utilities -- Electric (0.3%):
Veba AG                                       6,280                 351
Total Germany                                                     8,381

Greece (1.0%):
Commercial Banking (0.8%):
National Bank of Greece                       7,700               1,094

Telecommunications (0.2%):
STET Hellas
  Telecommunications SA (b)                  11,500                 302
Total Greece                                                      1,396

Hong Kong (2.2%):
Banks (0.4%):
Hang Seng Bank                               22,200                 192
HSBC Holdings PLC                            18,400                 422
                                                                    614

Conglomerates (0.2%):
Citic Pacific Ltd.                          105,000                 258

Construction (0.2%):
New World Infrastructure Ltd. (b)           170,000                 243

Diversified (0.1%):
Hutchison Whampoa Ltd.                       23,000                 165

Financial Services (0.1%):
Guoco Group Ltd. (b)                         85,000                  89

Newspapers (0.2%):
South China Morning Post
  (Holdings) Ltd.                           386,000                 207

Real Estate (0.7%):
Cheung Kong (Holdings) Ltd.                  48,000                 328
Henderson Land Development Co. Ltd.          40,000                 197
Sun Hung Kai Properties Ltd.                 61,000                 424
Wharf Holdings Ltd.                          78,000                 124
                                                                  1,073

Utilities -- Electric (0.3%):
Beijing Datang Power
  Generation Co. Ltd.                       915,000                 284
Hong Kong Electric Holdings Ltd.             27,000                  99
                                                                    383
Total Hong Kong                                                   3,032

Hungary (0.5%):
Utilities -- Telecommunications
  (0.5%):
Matav Rt.                                   140,000                 725
Total Hungary                                                       725

Ireland (2.9%):
Banks (1.2%):
Allied Irish Banks PLC                      116,000               1,661
Construction (1.7%):
CRH PLC                                     153,000               2,232
Total Ireland                                                     3,893

Italy (4.8%):
Banks (1.5%):
Banca di Roma (b)                           510,000                 890
Istituto Bancario San Paolo di
  Torino SpA (b)                             81,000               1,192
                                                                  2,082

Financial Services (0.4%):
Istituto Mobiliare Italiano SpA              35,500                 546

Utilities -- Telecommunications
  (2.9%):
Telecom Italia Mobile SpA                   352,000               2,045
Telecom Italia SpA                          367,139               1,851
                                                                  3,896
Total Italy                                                       6,524

Japan (15.0%):
Chemicals -- General (0.1%):
Sekisui Chemical Co., Ltd.                   28,000                 153
Computers & Peripherals (0.3%):
Canon, Inc.                                  10,000                 189
Nidec Corp.                                   3,000                 273
                                                                    462

Construction (0.3%):
Sekisui House Ltd.                           35,000                 349
Cosmetics & Related (1.7%):
Kao Corp.                                    60,000               1,215
Shiseido Co. Ltd.                            90,000                 986
                                                                  2,201

Electronic & Electrical --
  General (1.1%):
Makita Corp.                                 59,000                 623
Minebea Co. Ltd.                             30,000                 282
Sharp Corp.                                  70,000                 529
                                                                  1,434

Entertainment (0.4%):
Nintendo Co. Ltd.                             7,000                 592

Financial Services (0.8%):
Takefuji Corp.                               20,000               1,066

Food Manufacturing (0.3%):
Q.P. Corp.                                   60,000                 458

Health & Personal Care (0.3%):
Hoya Corp.                                   10,000                 428

Insurance (0.8%):
Tokio Marine & Fire Insurance Co.           100,000               1,137

Manufacturing --
  Miscellaneous (0.3%):
Mitsubishi Heavy Industries Ltd.            100,000                 386

Medical Equipment (1.7%):
Terumo Corp.                                100,000               2,103

Paint, Varnishes & Enamels (0.2%):
Kansai Paint                                100,000                 227

Pharmaceuticals (1.0%):
Sankyo Co., Ltd.                             30,000                 678
Takeda Chemical Industries                   20,000                 650
                                                                  1,328

Printing (0.4%):
Toppan Printing Co. Ltd.                     55,000                 564

Retail (1.1%):
Ito-Yokado Co., Ltd.                         20,000               1,167
Seven-Eleven Japan Co., Ltd.                  5,000                 380
                                                                  1,547

Retail -- Department Stores (1.4%):
Isetan Co. Ltd.                              40,000                 363
Marui Co. Ltd.                               90,000               1,568
                                                                  1,931
Security Services (0.3%):
Secom Co., Ltd.                               6,000                 445

Telecommunications -- Equipment
  (1.2%):
NTT Mobile Communications Network, Inc.          44               1,590

Utilities -- Electric (0.3%):
Tokyo Electric Power                         14,700                 372

Utilities -- Telecommunications
  (1.0%):
Nippon Telegraph & Telephone                    100                 782
NTT Data Corp.                                  120                 508
                                                                  1,290
Total Japan                                                      20,063

Malaysia (0.1%):
Automobiles (0.1%):
Oriental Holdings Berhad                    275,000                 201
Total Malaysia                                                      201

Mexico (0.5%):
Building Materials (0.3%):
Cemex SA de CV                               95,000                 436

Financial Services (0.2%):
Grupo Financiero Banamex Accival,
  SA de CV, Class B                         290,000                 292
Total Mexico                                                        728

Netherlands (5.2%):
Banks (1.8%):
ING Groep N.V.                               49,600               2,401

Food & Dairy Products (0.7%):
Koninklijke Numico N.V.                      23,600                 929

Insurance (0.7%):
Aegon N.V.                                   10,624                 922

Oil-Integrated Companies (2.0%):
Royal Dutch Petroleum Co.                    39,900               1,926
Royal Dutch Petroleum Co. ADR                17,500                 862
                                                                  2,788
Total Netherlands                                                 7,040

New Zealand (0.4%):
Fisheries (0.1%):
Sanford Ltd.                                 53,200                  82

Household Goods -- Appliances,
  Furnishings & Electronics (0.3%):
Fisher & Paykel Industries Ltd.             146,000                 433
Total New Zealand                                                   515

Norway (0.4%):
Banks (0.4%):
Den Norske Bank ASA                         170,000                 597
Total Norway                                                        597

Poland (0.3%):
Electronic & Electrical --
  General (0.1%):
Electrim Spolka Akcyjna SA                   13,000                 155
Software & Computer
  Services (0.2%):
Softbank SA GDR                              12,000                 272
Total Poland                                                        427

Portugal (1.1%):
Utilities -- Electric (0.4%):
Electricidade de Portugal SA                 24,000                 604

Utilities -- Telecommunications
  (0.7%):
Portugal Telecom SA, Registered              19,100                 906
Total Portugal                                                    1,510

Singapore (0.5%):
Real Estate (0.2%):
City Developments Ltd.                       57,000                 207

Shipbuilding (0.3%):
Keppel Corp.                                210,000                 420
Total Singapore                                                     627

South Africa (0.7%):
Software & Computer
  Services (0.7%):
DataTec Ltd.                                 60,250                 913
Total South Africa                                                  913

South Korea (0.4%):
Electronic & Electrical --
  General (0.1%):
Samsung Electronics GDR                       8,550                 179

Utilities -- Electric (0.3%):
Korea Electric Power Corp. ADR               26,700                 340
Total South Korea                                                   519

Spain (6.1%):
Banks (2.0%):
Corporacion Bancaria
  de Espana SA                              122,400               2,658

Construction (1.7%):
Dragados & Construcciones SA                 75,000               2,230

Utilities -- Electric (0.9%):
Endesa SA                                    48,400               1,218

Utilities -- Telecommunications (1.5%):
Telefonica de Espana                         45,818               2,065
Total Spain                                                       8,171

Sweden (1.1%):
Telecommunications (1.1%):
Telefonaktiebolaget LM Ericsson,
  Class B                                    68,475               1,542
Total Sweden                                                      1,542

Switzerland (9.7%):
Banks (1.6%):
Credit Suisse Group, Registered               6,600               1,015
UBS AG, Registered                            4,030               1,106
                                                                  2,121

Food Processing & Packaging (1.5%):
Nestle SA, Registered                           940               1,999

Insurance (1.6%):
Zurich Allied AG (b)                          3,650               2,218

Pharmaceuticals (5.0%):
Novartis AG, Registered                       1,955               3,524
Roche Holding AG                                270               3,150
                                                                  6,674
Total Switzerland                                                13,012

Thailand (0.3%):
Banks (0.3%):
Krung Thai Bank Pub Co Ltd                1,250,000                 459
Total Thailand                                                      459

Turkey (0.1%):
Banks (0.1%):
Yapi ve Kredi Bankasi AS GDR                 16,450                 188
Total Turkey                                                        188

United Kingdom (0.8%):
Catering (0.8%):
Compass Group PLC                           102,200               1,032
Total United Kingdom                                              1,032
Total Common Stocks (Cost $116,334)                             128,520


Convertible Bonds (1.3%)
Banks (0.7%):
Mitsubishi Bank International
  Finance Bermuda,
  3.00%, 11/30/02                               943                 943

Financial Services (0.6%):
Bell Atlantic Financial Services,
  5.75%, 4/1/03,
  Convertible into shares of
  Telecom New Zealand                           750                 769
Total Convertible Bonds (Cost $1,693)                             1,712

Total Investments (Cost $123,700) (a) -- 100.8%                 135,905

Liabilities in excess of other assets -- (0.8)%                  (1,062)

TOTAL NET ASSETS -- 100.0%                                     $134,843

(a) Represents cost for financial reporting purposes and differs primarily from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $488. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):
    Unrealized appreciation                      $18,499
    Unrealized depreciation                       (6,782)
    Net unrealized appreciation                  $11,717
(b) Non-income producing securities.
ADR -- American Depository Receipts
GDR -- Global Depository Receipts

At October 31, 1998, the Fund's open forward foreign currency contracts were as follows:

                                                       Unrealized
                  Delivery     Contract     Market     Appreciation/
Currency          Date         Value        Value      Depreciation

Short
  Contracts:
Australian
  Dollar         11/2/98       $  552       $  560     $(8)
Hong Kong
  Dollar         11/6/98          180          180      (0)
Total Short
Contracts                      $  732       $  740     $(8)
Long
  Contracts:
British
  Pound          11/2/98       $  175       $  175     $ 0
Canadian
  Dollar         11/2/98          989          984      (5)
Hong Kong
  Dollar         11/2/98          322          322       0
Thailand
  Baht           11/3/98          496          495      (1)
Total Long
Contracts                      $1,982       $1,976     $(6)

See notes to financial statements.

THE VICTORY PORTFOLIOS                                Schedule of Investments
Special Growth Fund                                          October 31, 1998
(Amounts in Thousands, Except Shares)

                                          Shares or
                                          Principal              Market
Security Description                         Amount               Value


Commercial Paper (1.8%)
Associates Corp. N.A.,
  5.70%, 11/2/98                           $  1,431             $ 1,431
Total Commercial Paper (Cost $1,431)                              1,431


Common Stocks (97.0%)
Airlines (1.7%):
SkyWest, Inc.                                55,000               1,403

Apparel (2.1%):
Gerber Children's Wear, Inc. (b)             80,000                 680
Gildan Activewear, Inc. --
  Class A (b)                               150,000                 994
                                                                  1,674

Apparel-Footwear (2.3%):
Bebe Stores, Inc. (b)                        66,500               1,064
Gadzooks, Inc. (b)                          100,000                 819
                                                                  1,883

Beverages (1.0%):
Hansen Natural Corp. (b)                    150,000                 792

Bio-Technology (1.9%):
Incyte Pharmaceuticals, Inc. (b)             50,000               1,525

Commercial Services (2.9%):
Convergys Corp. (b)                          50,000                 697
NCO Group (b)                                26,000                 819
Pharmaceutical Product
  Development, Inc. (b)                      30,000                 810
                                                                  2,326

Computers & Peripherals (8.1%):
Computer Network
  Technology Corp. (b)                      140,000                 796
Digital River, Inc. (b)                      60,000                 660
Documentum, Inc. (b)                         25,000                 850
Entrust Technologies, Inc. (b)               60,000                 998
Intervoice, Inc. (b)                         50,000               1,424
Kronos, Inc. (b)                             25,000                 900
National Computer Systems, Inc.              35,000                 980
                                                                  6,608

Consulting (1.1%):
Tetra Tech, Inc. (b)                         43,750                 889

Electronic & Electrical --
  General (3.0%):
SIPEX Corp. (b)                              50,000               1,388
TAVA Technologies, Inc. (b)                 175,000               1,039
                                                                  2,427

Electronic Components/Instruments
  (3.1%):
Encore Wire Corp. (b)                        64,000                 712
Energy Conversion Devices (b)                55,000                 416
Jabil Circuit, Inc. (b)                      30,000               1,389
                                                                  2,517

Financial Services (2.7%):
Knight/Trimark Group, Inc. (b)              100,000                 813
TeleBanc Financial Corp. (b)                 75,000               1,368
                                                                  2,181

Food Products (1.2%):
Horizon Organic Holding Corp. (b)            80,000               1,010
Health Care (5.8%):
ADAC Laboratiories (b)                       50,000               1,482
Capital Senior Living Corp. (b)              80,000                 940
Osteotech, Inc. (b)                          50,000               1,259
Renal Care Group, Inc. (b)                   35,000               1,019
                                                                  4,700

Landscaping (1.0%):
LandCARE USA, Inc. (b)                      100,000                 800

Leisure -- Recreation,
  Gaming (4.6%):
AMC Entertainment, Inc. (b)                  86,300               1,251
Anchor Gaming (b)                            20,000               1,018
Family Golf Centers, Inc. (b)                70,000               1,474
                                                                  3,743

Medical -- Biotechnology (2.2%):
Martek Biosciences Corp. (b)                140,000               1,085
Matritech, Inc. (b)                         300,000                 731
                                                                  1,816

Medical -- Information Systems
  (1.3%):
Dendrite International, Inc. (b)             50,000               1,031

Metals -- Nonferrous (0.0%):
International Precious
  Metals Corp. (b)                          450,000                  23

Oil & Gas Exploration,
  Production & Services (6.6%):
Atwood Oceanics, Inc. (b)                    29,700                 835
BJ Services Co. (b)                          60,000               1,226

Eagle Geophysical, Inc. (b)                  91,000                 620
Evergreen Resources, Inc. (b)                40,000                 905
Newfield Exploration Co. (b)                 35,000                 851
Stone Energy Corp. (b)                       30,000                 964
                                                                  5,401

Oil & Gas Transmission (1.0%):
Barr Laboratories, Inc. (b)                  25,000                 855

Oilfield Services &
  Equipment (2.6%):
Superior Energy Services, Inc. (b)          175,000                 705
Varco International, Inc. (b)                75,000                 811
Venture Seismic Ltd. (b)                    200,000                 575
                                                                  2,091

Pharmaceuticals (7.5%):
Agouron Pharmaceuticals, Inc. (b)            40,000               1,550
Alpharma, Inc., Class A                      50,000               1,384
Balance Bar Co. (b)                         100,000                 975
DUSA Pharmaceuticals, Inc. (b)              140,000                 718
Immune Response Corp. (b                    125,000               1,531
                                                                  6,158

Real Estate (0.8%):
Realty Information Group, Inc. (b)           80,000                 670

Retail (4.2%):
Delia's, Inc. (b)                           150,000               1,256
Duane Reade, Inc. (b)                        30,000               1,159
White Cap Industries, Inc. (b)              100,000               1,050
                                                                  3,465

Retail -- Specialty Stores (2.4%):
Garden Ridge Corp. (b)                      100,000                 813
Tweeter Home Entertainment (b)               80,000               1,120
                                                                  1,933

Security Services (2.1%):
Kroll -- O'Gara Co. (b)                      70,000               1,724
Semiconductors (3.1%):
Semtech Corp. (b)                            55,000               1,309
Transwitch Corp. (b)                         50,000               1,219
                                                                  2,528

Software & Computer
  Services (10.3%):
Bindview Developement Corp. (b)              55,000                 990
Broadvision, Inc. (b)                        50,000                 750
General Magic, Inc. (b)                     175,000               1,006
Inso Corp. (b)                               60,000               1,148
Inspire Insurance Solutions (b)              70,000               1,749
InterVU, Inc. (b)                            90,000                 731
Progress Software Corp. (b)                  40,000               1,043
Visio Corp. (b)                              40,000               1,065
                                                                  8,482

Staffing (1.0%):
On Assignment, Inc. (b)                      25,000                 850
Telecommunications (9.4%):
Advanced Fibre
  Communications, Inc. (b)                   80,000                 775
Amdocs Ltd. (b)                              70,000                 910
Geotel Communications Corp. (b)              50,000               1,300
International FiberCom, Inc. (b)            170,000               1,296
IXC Communications, Inc. (b)                 40,000               1,550
Tekelec (b)                                  60,000               1,076
Terayon Communication
  Systems, Inc. (b)                          70,000                 840
                                                                  7,747
Total Common Stocks (Cost $90,623)                               79,252


Rights & Warrants (0.1%)
Engineering, Industrial
  Construction (0.0%):
Morrison Knudsen Corp.,
  Expire 3/11/03                                158                   1
Industrial Goods & Services (0.1%):
Energy Conversion Devices,
  Expire 7/31/01                             55,000                  55
Total Rights & Warrants (Cost $0)                                    56

Total Investments (Cost $92,054) (a) -- 98.9%                    80,739

Other assets in excess of liabilities -- 1.1%                       860

TOTAL NET ASSETS -- 100.0%                                      $81,599

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $233. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows
    (amounts in thousands):
    Unrealized appreciation                     $  6,352
    Unrealized depreciation                      (18,080)
    Net unrealized depreciation                 $(11,548)
(b) Non-income producing securities.

See notes to financial statements.


                                         Statements of Assets and Liabilities
The Victory Portfolios                                       October 31, 1998
(Amounts in Thousands, Except Per Share Amounts)


                                                           Special        Ohio Regional    International      Special
                                                           Value          Stock            Growth             Growth
                                                           Fund           Fund             Fund               Fund

ASSETS:
Investments, at value
  (Cost $350,283; $21,402; $123,700 & $92,054)             $376,708       $42,428          $135,905           $ 80,739
Repurchase agreements at amortized cost                      20,000            --                --                 --
          Total                                             396,708        42,428           135,905             80,739
Foreign currency (cost $1)                                       --            --                 1                 --
Interest and dividends receivable                               553            44               221                 --
Receivable for capital shares issued                             16             1                12                 14
Receivable from brokers for investments sold                  4,268           407               832                993
Reclaims receivable                                              --            --               236                 --
Other                                                            10             4                10                  2
          Total Assets                                      401,555        42,884           137,217             81,748

LIABILITIES:
Payable to Custodian                                             --           117                --                 --
Payable for capital shares redeemed                              45             1                23                  2
Payable to brokers for investments purchased                  7,629            63             2,157                 64
Payable for return of collateral received                    44,593            --                --                 --
Payable for forward currency contracts                           --            --                15                 --
Accrued expenses and other payables:
     Investment advisory fees                                   250            22               109                 55
     Administration fees                                          5             1                 2                  1
     Shareholder service fees                                    --            --                --                  9
     Shareholder service fees -- Class A                         63             7                25                 --
     Shareholder service and 12b-1 fees -- Class B                1             1                --                 --
     Custodian fees                                              10             2                25                  7
     Transfer agent fees                                         47            14                13                  8
     Other                                                       14             2                 5                  3
         Total Liabilities                                   52,657           230             2,374                149

NET ASSETS:
Capital                                                     308,087        16,631           118,339            102,960
Undistributed (distributions in excess of)
  net investment income                                         372             7              (134)                (1)
Net unrealized appreciation/depreciation
  from investments                                           26,425        21,026             9,325            (11,315)
Net unrealized appreciation/depreciation
  from translation of assets and liabilities
  in foreign currencies                                          --            --             2,878            --
Accumulated undistributed net realized gains (losses)
  from investment and foreign currency transactions          14,014         4,990             4,435            (10,045)
          Net Assets                                       $348,898       $42,654          $134,843           $ 81,599
Net Assets
     Class A                                               $346,962       $41,653          $134,491
     Class B                                                  1,936         1,001               352
          Total                                            $348,898       $42,654          $134,843
Outstanding units of beneficial interest (shares)
     Class A                                                 25,433         2,016            10,196
     Class B                                                    145            49                27
          Total                                              25,578         2,065            10,223              8,537
Net asset value
     Redemption price per share                                                                               $   9.56
     Redemption price per share -- Class A                 $  13.64       $ 20.67          $  13.19
     Offering and redemption price per
       share -- Class B<F1>                                $  13.38       $ 20.30          $  12.82
Maximum sales charge                                           5.75%         5.75%             5.75%              5.75%
Maximum offering price per share (100%/(100%-maximum
  sales charge) of net asset value adjusted to
  nearest cent)                                                                                               $  10.14
Maximum offering price per share
  (100%/(100%-maximum sales charge) of
  net asset value adjusted to nearest cent) -- Class A     $  14.47       $ 21.93          $  13.99

<F1> Redemption price per Class B Share varies based on length of time held.


See notes to financial statements.


                                                     Statements of Operations
The Victory Portfolios                    For the Year Ended October 31, 1998
(Amounts in Thousands)


                                                      Special Value    Ohio Regional    International    Special Growth
                                                      Fund             Stock Fund       Growth Fund      Fund

Investment Income:
Interest income                                       $    645         $    45          $   300          $    384
Dividend income                                          7,602           1,015            2,390                35
Securities lending income                                  101              --               --                --
Foreign tax withholding                                    (17)             --             (210)               --
     Total Income                                        8,331           1,060            2,480               419

Expenses:
Investment advisory fees                                 4,259             395            1,206             1,068
Administration fees                                        601              79              164               160
Shareholder service fees                                    --              --               --               256
Shareholder service fees -- Class A                      1,044             124              262                --
Shareholder service fees and 12b-1 fees -- Class B          21              10                3                --
Accounting fees                                             98              49               67                41
Custodian fees                                              98              17              198                42
Legal and audit fees                                        60               9               43                18
Trustees' fees and expenses                                 12               2                3                 4
Transfer agent fees                                        149              39               37                21
Registration and filing fees                                40              10               10                17
Printing fees                                               30               6                9                --
Other                                                       34               4                8                 9
     Total Expenses                                      6,446             744            2,010             1,636
Expenses voluntarily reduced                              (444)            (61)            (123)             (148)
     Expenses before reimbursement from distributor      6,002             683            1,887             1,488
     Expenses reimbursed by distributor                     (6)             (9)              (9)               --
     Net Expenses                                        5,996             674            1,878             1,488
Net Investment Income (Loss)                             2,335             386              602            (1,069)

Realized/Unrealized Gains (Losses) from
  Investments and Foreign Currencies:
Net realized gains (losses) from
  investment transactions                               14,148           4,989            8,282            (9,933)
Net realized (loss) from foreign
  currency transactions                                     --              --           (4,180)               --
Net change in unrealized appreciation/depreciation
  from investments                                     (63,870)         (6,979)            (563)          (28,091)
Change in unrealized appreciation/depreciation
  from translation of assets and liabilities in
  foreign currencies                                        --              --            3,830                --
Net realized/unrealized gains (losses)
  from investments and foreign currencies:             (49,722)         (1,990)           7,369           (38,024)
Change in net assets resulting from operations        $(47,387)        $(1,604)         $ 7,971          $(39,093)



See notes to financial statements.


The Victory Portfolios                    Statements of Changes in Net Assets
(Amounts in Thousands)


                                    Special Value             Ohio Regional          International             Special
                                    Fund                      Stock Fund             Growth Fund               Growth Fund

                               Year Ended  Year Ended   Year Ended  Year Ended   Year Ended  Year Ended   Year Ended  Year Ended
                               October 31, October 31,  October 31, October 31,  October 31, October 31,  October 31, October 31,
                               1998        1997         1998        1997         1998        1997         1998        1997

From Investment Activities:
Operations:
     Net investment
       income (loss)           $   2,335   $  2,293     $    386    $    329     $     602   $    750     $ (1,069)   $   (859)
     Net realized
       gains/(losses)
       from investment
       transactions               14,148     31,722        4,989       4,782         8,282      5,879       (9,933)     12,119
     Net realized (losses)
       from foreign currency
       transactions                                                                 (4,180)      (752)          --          --
     Net change in unrealized
       appreciation/
       depreciation
       from investments          (63,870)    47,587       (6,979)      9,508          (563)     1,684      (28,091)      6,482
     Net change in
       unrealized
       appreciation/
       depreciation from
       translation of assets
       and liabilities in
       foreign currencies             --         --           --          --         3,830         --           --          --
Change in net assets
  resulting from operations      (47,387)    81,602       (1,604)     14,619         7,971      7,561      (39,093)     17,742

Distributions to Shareholders:
     From net investment
       income                                                                                                   --          --
          Class A                 (2,264)    (2,649)        (380)       (335)         (431)      (128)
          Class B                     --         --           --          --            --         --
     In excess of net
       investment income              --         (1)          --          (3)           --         --           --          --
     From net realized gains
       from investment and
       foreign currency
       transactions              (31,840)   (19,845)      (4,773)       (869)       (5,849)    (4,172)     (11,370)     (4,070)
Change in net assets from
  distributions to
  shareholders                   (34,104)   (22,495)      (5,153)     (1,207)       (6,280)    (4,300)     (11,370)     (4,070)

Capital Transactions:
     Proceeds from
       shares issued              97,620    121,506        9,121       8,397       191,985     32,867       38,979      42,610
     Proceeds from
       shares issued
       in connection
       with   acquisition             --         --           --          --            --         --       35,309          --
     Dividends reinvested         28,316     18,750        3,575         877         4,034      2,596        8,448       3,006
     Cost of shares redeemed    (117,227)   (67,529)     (17,693)    (13,898)     (169,240)   (53,986)     (55,239)    (42,560)
Change in net assets from
  capital transactions             8,709     72,727       (4,997)     (4,624)       26,779    (18,523)      27,497       3,056
Change in net assets             (72,782)   131,834      (11,754)      8,788        28,470    (15,262)     (22,966)     16,728

Net Assets:
     Beginning of period         421,680    289,846       54,408      45,620       106,373    121,635      104,565      87,837
     End of period             $ 348,898   $421,680     $ 42,654    $ 54,408     $ 134,843   $106,373     $ 81,599    $104,565

Share Transactions:
     Issued                        6,190      7,849          399         402        14,295      2,433        3,663       2,812
     Issued in connection
       with acquisition               --         --           --          --            --         --        2,481          --
     Reinvested                    1,813      1,359          163          45           325        202          659         216
     Redeemed                     (7,706)    (4,404)        (807)       (678)      (12,387)    (3,996)      (4,686)     (2,819)
Change in shares                     297      4,804         (245)       (231)        2,233     (1,361)       2,117         209



The Victory Portfolios                                   Financial Highlights


                                                                            Special Value Fund

                                       Class A Shares                       Class B Shares

                                                                                            March 1,
                               Year        Year        Year         Year        Year        1996        Year        December 3,
                               Ended       Ended       Ended        Ended       Ended       through     Ended       1993 to
                               October 31, October 31, October 31,  October 31, October 31, October 31, October 31, October 31,
                               1998        1997        1996<F5>     1998        1997        1996<F5>    1995        1994<F2>
Net Asset Value,
  Beginning of Period          $  16.68    $  14.15    $  12.15     $ 16.49     $14.09      $12.89      $  10.49    $  10.00
Investment Activities
     Net investment
       income (loss)               0.09        0.10        0.12       (0.08)     (0.04)       0.01          0.15        0.11
     Net realized and
       unrealized gains
       (losses) on
       investments                (1.79)       3.50        2.33       (1.78)      3.41        1.23          1.71        0.48
          Total from
            Investment
            Activities            (1.70)       3.60        2.45       (1.86)      3.37        1.24          1.86        0.59
Distributions
     Net investment income        (0.09)      (0.12)      (0.11)         --         --       (0.01)        (0.15)      (0.10)
     In excess of net
       investment income             --          --          --          --      (0.02)      (0.03)           --          --
     Net realized gains           (1.25)      (0.95)      (0.34)      (1.25)     (0.95)         --         (0.05)         --
          Total Distributions     (1.34)      (1.07)      (0.45)      (1.25)     (0.97)      (0.04)        (0.20)      (0.10)
Net Asset Value,
  End of Period                $  13.64    $  16.68    $  14.15     $ 13.38     $16.49      $14.09      $  12.15    $  10.49
Total Return
  (excludes sales charges)       (11.22)%     27.05%      20.60%     (12.32)%    25.41%      19.80%<F6>    18.01%       5.92%<F3>

Ratios/Supplemental Data:
Net Assets, End
  of Period (000)              $346,962    $420,020    $289,460     $ 1,936     $1,660      $  386      $194,700    $118,600
Ratio of expenses to
  average net assets               1.40%       1.37%       1.37%       2.65%      2.66%       2.51%<F4>     1.04%       1.00%<F4>
Ratio of net investment
  income (loss) to average
  net assets                       0.56%       0.65%       0.88%      (0.68)%    (0.62)%     (0.31)%<F4>    1.35%       1.23%<F4>
Ratio of expenses to
  average net assets<F1>           1.51%       <F8>        1.40%       3.02%      3.63%       3.75%<F4>     1.30%       1.49%<F4>
Ratio of net investment
  income (loss) to average
  net assets<F1>                   0.45%       <F8>        0.85%      (1.05)%    (1.59)%     (1.55)%<F4>    1.09%       0.74%<F4>
Portfolio turnover <F7>              44%         39%         55%         44%        39%         55%           39%         18%

<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
<F2> Period from commencement of operations.
<F3> Not annualized.
<F4> Annualized.
<F5> Effective March 1, 1996, the Fund designated the existing shares as Class A Shares and commenced offering Class B Shares.
<F6> Represents total return for the Fund for the period November 1, 1995 through February 29, 1996 plus total return for Class B
     Shares for the Period March 1, 1996 through October 31, 1996. The total return for the Class B shares for the period from
     March 1, 1996 through October 31, 1996 was 9.66%.
<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
<F8> There were no voluntary fee reductions during the period.


See notes to financial statements.


The Victory Portfolios                                   Financial Highlights


                                                            Ohio Regional Stock Fund

                                         Class A Shares                  Class B Shares

                                                                                           March 1,
                               Year        Year        Year        Year        Year        1996             Year Ended
                               Ended       Ended       Ended,      Ended       Ended       to               October 31,
                               October 31, October 31, October 31, October 31, October 31, October 31,
                               1998        1997        1996<F1>    1998        1997        1996<F2>      1995         1994

Net Asset Value,
  Beginning of Period          $ 23.56     $ 17.95     $ 15.94     $23.28      $17.87      $16.43        $ 14.56      $ 14.69
Investment Activities
     Net investment
       income (loss)              0.18        0.14        0.14      (0.11)      (0.14)      (0.03)          0.17         0.18
     Net realized and
       unrealized gains
       (losses) from
       investments               (0.80)       5.96        2.62      (0.77)       5.90        1.51           2.13         0.39
          Total from
            Investment
            Activities           (0.62)       6.10        2.76      (0.88)       5.76        1.48           2.30         0.57
Distributions
     Net investment income       (0.17)      (0.14)      (0.14)        --          --          --          (0.17)       (0.17)
     In excess of net
       investment income            --          --          --         --          --       (0.04)         (0.01)          --
     Net realized gains          (2.10)      (0.35)      (0.36)     (2.10)      (0.35)         --          (0.65)       (0.53)
     In excess of net
       realized gains               --          --       (0.25)        --          --          --          (0.09)          --
          Total Distributions    (2.27)      (0.49)      (0.75)     (2.10)      (0.35)      (0.04)         (0.92)       (0.70)
Net Asset Value,
  End of Period                $ 20.67     $ 23.56     $ 17.95     $20.30      $23.28      $17.87        $ 15.94      $ 14.56
Total Return
  (excludes sales charges)       (3.13)%     34.61%      17.79%     (4.33)%     32.71%      16.95%<F3>     16.93%        3.96%

Ratios/Supplemental Data:
Net Assets,
  End of Period (000)          $41,653     $53,703     $45,294     $1,001      $  705      $  326        $39,048      $33,965
Ratio of expenses to
  average net assets              1.26%       1.26%       1.39%      2.52%       2.65%       2.61%<F4>      1.20%        1.04%
Ratio of net investment
  income (loss) to average
  net assets                      0.76%       0.67%       0.79%     (0.54)%     (0.76)%     (0.60)%<F4>     1.13%        1.27%
Ratio of expenses to
  average net assets<F1>          1.37%       1.26%       1.40%      3.59%       4.25%       3.50%<F4>      1.24%        1.27%
Ratio of net investment
  Income (loss) to average
  net assets<F1>                  0.65%       0.67%       0.78%     (1.61)%     (2.36)%     (1.49)%<F4>     1.09%        1.04%
Portfolio turnover <F5>              6%          8%          6%         6%          8%          6%            11%          14%

<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
<F2> Effective March 1, 1996, the Fund designated the existing shares as Class A Shares and commenced offering
     Class B Shares.
<F3> Represents total return for the Fund for the period November 1, 1995 through February 29, 1996 plus total return for
     Class B Shares for the period March 1, 1996 through October 31, 1996. The total return for the Class B shares for the period from March 1, 1996 through October 31, 1996 was 9.03%.
<F4> Annualized.
<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


See notes to financial statements.


The Victory Portfolios                                   Financial Highlights

                                                                   International Growth Fund

                                            Class A Shares                   Class B Shares
                                                                                               March 1,
                                  Year         Year        Year        Year        Year        1996
                                  Ended        Ended,      Ended       Ended       Ended       to
                                  October 31,  October 31, October 31, October 31, October 31, October 31, Year Ended October 31,
                                  1998         1997        1996<F3>    1998        1997        1996<F3>    1995<F4>   1994
Net Asset Value,
  Beginning of Period             $ 13.31      $  13.01    $  12.33    $13.07      $12.93      $12.79      $  13.32   $ 11.93

Investment Activities
     Net investment
       income (loss)                 0.07<F2>      0.09        0.08     (0.13)      (0.06)         --          0.05     (0.01)
     Net realized and
     unrealized gains (losses)
     from investments and
     foreign currencies              0.65          0.67        0.62      0.66        0.65        0.14         (0.42)     1.40
          Total from
            Investment Activities    0.72          0.76        0.70      0.53        0.59        0.14         (0.37)     1.39
Distributions
     Net investment income          (0.06)        (0.01)      (0.02)       --          --          --            --        --
     Net realized gains             (0.78)        (0.45)         --     (0.78)      (0.45)         --         (0.55)       --
     Tax return of capital             --            --          --        --          --          --         (0.07)       --
          Total Distributions       (0.84)        (0.46)      (0.02)    (0.78)      (0.45)         --         (0.62)       --
Net Asset Value,
  End of Period                   $ 13.19      $  13.31    $  13.01    $12.82      $13.07      $12.93      $  12.33   $ 13.32
Total Return
  (excludes sales charges)           5.79%         6.04%       5.65%     4.44%       4.68%       4.89%<F5>    (2.50)%   11.65%

Ratios/Supplemental Data:
Net Assets, End of Period (000)   $134,491     $106,189    $121,517    $  352      $  184      $  118      $106,477   $81,307
Ratio of expenses to
  average net assets                 1.71%         1.69%       1.73%     2.98%       3.07%       2.91%<F6>     1.53%     1.48%
Ratio of net investment
  income (loss)to
  average net assets                 0.55%         0.63%       0.64%    (0.80)%     (0.68)%     (0.10)% <F6>   0.75%    (0.51)%
Ratio of expenses to
  average net assets<F1>             1.82%         1.69%       1.75%     6.44%      10.01%       6.46%<F6>     1.65%     1.83%
Ratio of net investment
  income (loss) to
  average net assets<F1>             0.44%         0.63%       0.62%    (4.26)%     (7.62)%     (3.65<F6>      0.63%    (0.86)%
Portfolio turnover <F7>                86%          116%        178%       86%        116%        178%           68%       51%

<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
<F2> Calculated using average shares for the period.
<F3> Effective March 1, 1996, the Fund designated the existing shares as Class A Shares and commenced offering Class B Shares.

<F4> Effective June 5, 1995, the Victory Foreign Markets Portfolio merged into the International Growth Fund.
     Financial highlights for the periods prior to June 5, 1995 represent the International Growth Portfolio.
<F5> Represents total return for the Fund for the period November 1, 1995 through February 29, 1996 plus total return for
     Class B Shares for the period March 1, 1996 through October 31, 1996. The total return for the Class B shares for the period from March 1, 1996 through October 31, 1996 was 1.11%.
<F6> Annualized.
<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


See notes to financial statements.


The Victory Portfolios                                   Financial Highlights


                                                                          Special Growth Fund

                                                                                       Six Months   Year       January 11,
                                                                                       Ended        Ended      1994 to
                                                     Year Ended October 31,            October 31,  April 30,  April 30,
                                                 1998<F7>    1997          1996        1995<F5>     1995       1994<F2>

Net Asset Value, Beginning of Period             $ 16.29     $  14.14      $ 11.81     $ 10.54      $  9.82    $ 10.00
Investment Activities
     Net investment income (loss)                  (0.13)       (0.13)       (0.07)         --         0.02      (0.01)
     Net realized and unrealized
     gains (losses) on investments                 (4.83)        2.93         2.40        1.27         0.72      (0.17)
          Total from Investment Activities         (4.96)        2.80         2.33        1.27         0.74      (0.18)
Distributions
     Net investment income                            --           --           --          --        (0.02)        --
     Net realized gains                            (1.75)       (0.65)          --          --           --         --
     In excess of net realized gains               (0.02)          --           --          --           --         --
          Total Distributions                      (1.77)       (0.65)          --          --        (0.02)        --
Net Asset Value, End of Period                   $  9.56     $  16.29      $ 14.14     $ 11.81      $ 10.54     $ 9.82
Total Return (excludes sales charges)             (33.19)%      20.62%       19.73%      12.05%<F3>    7.51%     (1.80)%<F3>

Ratios/Supplemental Data:
Net Assets, End of Period (000)                  $81,599     $104,565      $87,837     $54,335      $20,796    $30,867
Ratio of expenses to
  average net assets                                1.39%        1.38%        1.47%       0.65%<F4>    1.04%      0.82%<F4>
Ratio of net investment income (loss)
  to average net assets                            (1.00)%      (0.93)%      (0.62)%     (0.13)%<F4>   0.17%     (0.27)%<F4>
Ratio of expenses to
  average net assets<F1>                            1.53%        <F6>         1.51%       1.40%<F4>    1.35%      1.47%<F4>
Ratio of net investment loss
  to average net assets<F1>                        (1.14)%       <F6>        (0.66)%     (0.88)%<F4>  (0.14)%    (0.92)%<F4>
Portfolio turnover                                   254%         195%         152%         54%         102%        61%

<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
<F2> Period from commencement of operations.
<F3> Not annualized.
<F4> Annualized.
<F5> Effective June 5, 1995, the Victory Aggressive Growth Portfolio merged into the Special Growth Fund.
     Financial highlights for the periods prior to June 5, 1995 represent the Aggressive Growth Portfolio.
<F6> There were no voluntary fee reductions during the period.
<F7> Effective March 16, 1998, the SBSF Capital Growth Fund merged into the Victory Special Growth Fund.
     Financial highlights for the periods prior to March 16, 1998 represent the Victory Special Growth Fund.


See notes to financial statements.


                                                     Statements of Cash Flows
The Victory Portfolios                    For the Year Ended October 31, 1998
(Amounts in Thousands)


                                                        U.S. Goverment                     Diversified        Special
                                                        Obligations         Value          Stock              Value
                                                        Fund                Fund           Fund               Fund

Increase (decrease) in cash
Cash Flows from Operating Activities:
Net investment income                                   $      94,996       $     2,767    $     5,560        $     2,335
Adjustments to reconcile net investment
  income to net cash used in operating
  activities:
       Purchase of investment securities                 (381,845,139)       (2,464,797)    (9,674,678)        (2,947,262)
       Proceeds from disposition of
         investment securities                            381,363,489         2,509,638      9,655,680          2,969,760
       Increase in investments purchased with
         cash collateral from securities lending              (78,125)          (49,330)      (173,555)           (44,593)
       Increase (decrease) in dividends
         and interest receivable                               (3,014)               91             (1)              (109)
       Increase in payable for return of collateral
         received from securities lending                      78,125            49,330        173,555             44,593
       Increase (decrease) in accrued expenses                    223                 5            172                (80)
     Net amortization/accretion from investments                1,554                --             --                 --
     Net cash provided by (used in)
       operating activities                                  (387,891)           47,704        (13,267)            24,644

Cash Flows from Financing Activities:
Proceeds from shares issued                                 4,231,821            61,736        359,871             98,331
Payment on shares redeemed                                 (3,808,025)         (106,315)      (324,209)          (117,187)
Cash distributions paid                                       (35,905)           (3,125)       (22,393)            (5,788)
     Net cash provided by (used in)
       financing activities                                   387,891           (47,704)        13,269            (24,644)
Increase (decrease) in cash                                        --                --              2                 --

Cash:
     Beginning balance                                             --                --             --                 --
     Ending balance                                     $          --       $        --    $         2        $        --

Non-cash financing activities not included herein consist of reinvestment of dividends from net investment income and distributions of net realized capital gains of $57,598, $38,868, $73,238, and $28,317.


See notes to financial statements.

                                                Notes to Financial Statements
The Victory Portfolios                                      October 31, 1998

1. Organization:

The Victory Portfolios (collectively, the "Trust" and individually, a "Fund") was organized on December 6, 1995 as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end investment company established as a Delaware business trust. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust presently offers shares of 30 active funds. Included are the financial statements and financial highlights of the U.S. Government Obligations Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund, Ohio Municipal Money Market Fund, Limited Term Income Fund, Intermediate Income Fund, Investment Quality Bond Fund, Government Mortgage Fund, Fund for Income, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, Convertible Securities Fund, Balanced Fund, Stock Index Fund, Diversified Stock Fund, Value Fund, Growth Fund, Special Value Fund, Special Growth Fund, Ohio Regional Stock Fund, International Growth Fund, Lakefront Fund, and the Real Estate Investment ("REI") Fund.

The U.S. Government Obligations Fund is authorized to issue two classes of shares: Investor Shares and Select Shares. The National Municipal Bond Fund, New York Tax-Free Fund, Balanced Fund, Diversified Stock Fund, Special Value Fund, Ohio Regional Stock Fund and International Growth Fund are authorized to issue two classes of shares: Class A Shares and Class B Shares. Each class of shares in a Fund has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

The U.S. Government Obligations Fund and the Prime Obligations Fund seek to provide current income consistent with liquidity and stability of principal. The Financial Reserves Fund seeks to provide as high a level of current income as is consistent with preserving capital and providing liquidity. The Tax-Free Money Market Fund seeks to provide current interest income free from federal income taxes consistent with relative liquidity and stability of principal. The Ohio Municipal Money Market Fund seeks to provide current income exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal. The Limited Term Income Fund seeks to provide income consistent with limited fluctuation of principal. The Intermediate Income Fund and the Investment Quality Bond Fund seek to provide a high level of income. The Government Mortgage Fund seeks to provide a high level of current income consistent with safety of principal. The Fund for Income seeks to provide a high level of current income consistent with preservation of shareholders' capital. The National Municipal Bond Fund seeks to provide a high level of current interest income exempt from federal income tax, as is consistent with the preservation of capital. The New York Tax-Free Fund seeks to provide a high level of current income exempt from federal, New York State, and New York City income taxes, consistent with the preservation of shareholders' capital. The Ohio Municipal Bond Fund seeks to produce a high level of current interest income which is exempt from both federal income tax and Ohio personal income tax. The Convertible Securities Fund seeks to provide a high level of current income together with long-term capital appreciation. The Balanced Fund seeks to provide income and long-term growth of capital. The Stock Index Fund seeks to provide long-term capital appreciation by attempting to match the investment performance of the Standard & Poor's 500 Composite Stock Index. The Diversified Stock Fund and the Growth Fund seek to provide long term growth of capital. The Value Fund and the Special Value Fund seek to provide long-term growth of capital and dividend income. The Special Growth Fund and the Ohio Regional Stock Fund seek to provide capital appreciation. The International Growth Fund seeks to provide capital growth consistent with reasonable investment risk. The Lakefront Fund seeks to provide long-term growth of capital and income. The REI Fund seeks to provide total return through investments in real estate-related securities.

2. Reorganization

The Trust entered an Agreement and Plan of Reorganization with The SBSF Funds, Inc. d/b/a Key Mutual Funds pursuant to which all of the assets and liabilities of each Key Mutual Fund transferred to a Fund of the Victory Portfolios in exchange for shares of the corresponding Fund. The SBSF Fund transferred its assets and liabilities to the Victory Diversified Stock Fund. The Key Stock Index Fund transferred its assets and liabilities to the Victory Stock Index Fund. The SBSF Capital Growth Fund transferred its assets and liabilities to the Victory Special Growth Fund. The SBSF Convertible Securities Fund transferred its assets and liabilities to the Victory Convertible Securities Fund. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on March 16, 1998 for the Victory Diversified Stock, Victory Stock Index, and Victory Special Growth funds and March 23, 1998 for the Victory Convertible Securities Fund, following approval by shareholders of SBSF Funds, Inc. d/b/a Key Mutual Funds at a special shareholder meeting held on March 6, 1998. The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the reorganization:

                                             Before Reorganization      After Reorganization

                                            SBSF           Victory            Victory
                                         Convertible     Convertible        Convertible
                                          Securities     Securities          Securities
                                            Fund           Fund                Fund
Shares (000)                                8,557           --                 8,557
Net Assets (000)                         $120,143           --              $120,143
Net Asset Value                             14.04           --                 14.04
Unrealized appreciation (000)              15,775           --                15,775


                                              Before Reorganization      After Reorganization

                                                         Victory            Victory
                                                         Diversified        Diversified
                                            SBSF         Stock              Stock
                                            Fund         Fund               Fund
Shares (000)                                5,825          49,641             54,366
Net Assets (000)                          $86,317        $865,943<F1>       $952,260<F1>
Net Asset Value                             14.82           18.27<F1>          18.27<F1>
Unrealized appreciation (000)              24,319         215,899            240,218

<F1> Class A

                                            Before Reorganization        After Reorganization

                                             Key           Victory            Victory
                                         Stock Index     Stock Index        Stock Index
                                             Fund           Fund               Fund
Shares (000)                               3,286           28,599             30,871
Net Assets (000)                         $46,866         $589,611           $636,477
Net Asset Value                            14.26            20.62              20.62
Unrealized appreciation (000)              8,966          183,832            192,798


                                            Before Reorganization        After Reorganization

                                            SBSF           Victory            Victory
                                         Capital Growth  Special Growth     Special Growth
                                            Fund            Fund               Fund
Shares (000)                               3,454            7,340              9,821
Net Assets (000)                         $35,309         $104,465           $139,774
Net Asset Value                            10.22            14.23              14.23
Unrealized appreciation (000)              4,227           15,458             19,685


On June 13, 1997, the Investment Quality Bond Fund acquired all the net assets of the Government Bond Fund pursuant to a plan of reorganization approved by the Government Bond shareholders on May 16, 1997. The acquisition was accomplished by a tax-free exchange of 1,929,000 shares of the Investment Quality Bond Fund (valued at $18,518,000) for the 1,801,000 Class A shares and the 136,000 Class B shares of the Government Bond outstanding on June 13, 1997. The Government Bond Fund's net assets at that date ($18,518,000), including $53,000 of unrealized appreciation, were combined with those of the Investment Quality Bond Fund ($149,462,000).

3. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

Investments of the U.S. Government Obligations Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund and Ohio Municipal Money Market Fund (collectively "the money market funds") are valued at either amortized cost, which approximates market value, or at original cost which, combined with accrued interest, approximates market value. Under the amortized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the money market funds may not (a) purchase any instrument with a remaining maturity greater than 397 days unless such instrument is subject to a demand feature within 397 days, or (b) maintain a dollar-weighted-average portfolio maturity which exceeds 90 days.

Investments of the Limited Term Income Fund, Intermediate Income Fund, Investment Quality Bond Fund, Government Mortgage Fund, Fund for Income, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, Convertible Securities Fund, Balanced Fund, Stock Index Fund, Diversified Stock Fund, Value Fund, Growth Fund, Special Value Fund, Special Growth Fund, Ohio Regional Stock Fund, International Growth Fund, Lakefront Fund, and the REI Fund (collectively "the variable net asset value funds") are valued at their market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded or on the basis of valuation procedures approved by the Board of Trustees. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

Securities Transactions and Related Income:

Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date, net of foreign taxes withheld. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Translation:

The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Balanced Fund and the International Growth Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

The Trust isolates that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market prices of securities held.

Realized foreign exchange gains or losses arise from sales and maturities of securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

Repurchase Agreements:

Each Fund may acquire repurchase agreements from financial institutions such as banks and broker-dealers which the Trust's investment adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Forward Currency Contracts:

A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

Futures Contracts:

The Balanced Fund, Stock Index Fund, Diversified Stock Fund, Value Fund, Growth Fund, Special Value Fund, Special Growth Fund, Ohio Regional Stock Fund, International Growth Fund, and Lakefront Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The Trust may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Trust the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Trust to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Securities Purchased on a When-Issued Basis:

Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. As of October 31, 1998, the Funds had outstanding "when issued" purchase commitments, with a corresponding amount of assets segregated, as follows (amounts in thousands):


     Limited Term               $ 2,129       (2.6% of net assets)
     Intermediate Income         12,037       (4.7% of net assets)
     Fund for Income              3,791      (13.2% of net assets)
     Government Mortgage         56,937      (54.2% of net assets)
     Investment Quality          36,155      (21.3% of net assets)
     Balanced                    33,779       (7.9% of net assets)


These amounts are included in amounts payable for investments purchased on the accompanying statements of assets and liabilities.

Securities Lending:

The U.S. Government Obligations Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund, Ohio Municipal Money Market Fund, Limited Term Income Fund, Intermediate Income Fund, Investment Quality Bond Fund, Government Mortgage Fund, Fund for Income, Convertible Securities Fund, Balanced Fund, Stock Index Fund, Diversified Stock Fund, Value Fund, Growth Fund, Special Value Fund, Special Growth Fund, Ohio Regional Stock Fund, International Growth Fund, Lakefront Fund and the REI Fund may, from time to time, lend securities from their portfolio to broker-dealers, banks, financial institutions and other institutional borrowers approved by the Board of Trustees. The Trust will limit its securities lending activity to 33 1/3% of the total assets of each Fund. Key Trust Company of Ohio, N.A. ("Key Trust"), an affiliate of the Adviser, serves as the lending agent for the Trust pursuant to a Securities Lending Agency Agreement (the "Lending Agreement"). Under guidelines established by the Board of Trustees, Key Trust must maintain the loan collateral at all times in an amount equal to at least 100% of the current market value of the loaned securities in the form of cash or U.S. Government obligations, to secure the return of the loaned securities. Key Trust, at the direction of the Adviser, may invest the cash collateral in short-term debt instruments that the Adviser has determined present minimal credit risks. There is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. By lending its securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as investing the cash collateral in short-term U.S. Government securities, repurchase agreements, or other short term securities . The cash collateral, or short-term investments purchased with such collateral, are recorded as assets of the Funds, offset by a corresponding liability to return all collateral as cash at the termination of the loan. In addition, the short-term securities purchased with cash collateral are included in the accompanying Schedules of Investments. Fixed income securities received as collateral are not recorded as an asset or liability of the Trust because the lending Fund does not have effective control of such securities. Loans are subject to termination by the Trust or the borrower at any time. In accordance with GAAP, a statement of cash flows is presented if a Fund recorded borrowing assets exceeding 10% of average net assets during the year. Under this guideline, a statement of cash flows is presented for U.S. Government Obligations Fund, Diversified Stock Fund, Special Value Fund, and Value Fund. The following Funds had securities with the following market values on loan as of October 31, 1998 (amounts in thousands):

                                                    Market Value
                                                of Loaned Securities
U.S. Government Obligations Fund                $ 75,022
Value Fund                                        48,868
Diversified Stock Fund                           175,186
Special Value Fund                                44,543


The loaned securities were fully collateralized by cash, and short-term securities purchased with such cash collateral, as of October 31, 1998.

As disclosed in the Schedule of Investments the Victory Value Fund invested cash collateral in a Lehman Brothers Repurchase Agreement with an interest rate of 5.41% and a maturity date of 11/2/98 which was collateralized by the following securities (amounts in thousands):

Principal                       Description                                   Market Value
$ 1,045                         Energy Group, 7.55%, 10/15/27                 $ 1,045.00
  5,300                         Hilton Hotels Corp., 7.00%, 7/15/04             5,155.00
  4,005                         MCI Worldcom, Inc., 6.13%, 8/15/01              4,108.00
                                                                              $10,308.00

As disclosed in the Schedule of Investments the Victory Diversified Stock Fund invested cash collateral in a Lehman Brothers Repurchase Agreement with an interest rate of 5.41% and a maturity date of 11/2/98 which was collateralized by the following securities (amounts in thousands):

Principal                       Description                                   Market Value
$ 5,000                         Celulosa Arauco, 7.00%, 12/15/07              $ 3,883.00
    955                         Energy Group, 7.55%, 10/15/27                     955.00
  4,300                         Hilton Hotels Corp., 7.95%, 4/15/07             4,295.00
  8,000                         Northwest Airlines, 7.25%, 7/2/14               8,411.00
  3,000                         Waste Management Inc., 6.13%, 7/15/11           3,058.00
                                                                              $20,629.00

As disclosed in the Schedule of Investments the Victory Diversified Stock Fund invested cash collateral in a Goldman Sachs Repurchase Agreement with an interest rate of 5.32% and a maturity date of 11/2/98 which was collateralized by the following securities (amounts in thousands):

Principal                       Description                                   Market Value
$ 1,563                         BankAmerica Corp., 10.00%, 2/1/03             $ 1,856.00
  1,200                         Citigroup, Inc., 6.13%, 6/15/00                 1,216.00
  3,526                         Countrywide Home Loan, 6.57%, 3/16/05           3,629.00
    100                         Enron Oil & Gas, 6.50%, 12/1/07                   103.00
    263                         Fleet Financial Group Inc., 9.00%, 12/1/01        301.00
    117                         Ford Motor Credit Corp., 9.11%, 12/30/01          124.00
  5,373                         GMAC, 7.05%, 4/23/02                            5,681.00
    250                         Heller Financial, 8.01%, 4/14/99                  249.00
  1,150                         Interamer Development Bank, 8.88%, 6/1/09       1,531.00
  1,000                         NationsBank Capital Trust III, 5.90%, 1/15/27     970.00
    645                         New Century Energies, 6.24%, 11/27/98             626.00
    315                         PNC Bank N.A., 7.88%, 4/15/05                     342.00
  1,774                         Swiss Bank Corp. -- New York, 7.25%, 9/1/06     1,892.00
    350                         Trans-Canada Pipelines, 6.77%, 4/30/02            363.00
  1,795                         Wal-Mart Stores, Inc., 6.13%, 10/1/99           1,822.00
                                                                              $20,705.00

As disclosed in the Schedule of Investments the Victory Diversified Stock Fund invested cash collateral in a Prudential Bache Repurchase Agreement with an interest rate of 5.27% and a maturity date of 11/2/98 which was collateralized by the following securities (amounts in thousands):

Principal                       Description                                                       Market Value
$19,273                         Aames Mortgage Trust, Series 1997-B, Class B1A, 6.37%, 6/15/27    $17,973.00
 10,300                         Heller Financial, 8.01%, 4/14/99                                   10,300.00
 12,000                         Lubermen's Mutual Casualty, 8.45%, 12/1/2097                       12,927.00
                                                                                                  $41,200.00

As disclosed in the Schedule of Investments the Victory Diversified Stock Fund invested cash collateral in a Morgan Stanley Dean Witter Repurchase Agreement with an interest rate of 5.31% and a maturity date of 11/2/98 which was collateralized by the following securities (amounts in thousands):

Principal                       Description                                          Market Value
$25,000                         Aerco Ltd., Series 1A, Class A1, 5.47%, 7/15/23      $25,000.00
  1,000                         Dean Witter Discover, 6.88%, 3/1/03                    1,039.00
  1,000                         New York Telephone Co., 6.00%, 4/15/08                 1,034.00
                                                                                     $27,073.00

Dividends to Shareholders:

Dividends from net investment income are declared daily and paid monthly for the money market funds. Dividends from net investment income are declared and paid quarterly for the Convertible Securities Fund, Stock Index Fund, Diversified Stock Fund, Value Fund, Growth Fund, Special Value Fund, Special Growth Fund, Ohio Regional Stock Fund, International Growth Fund, Lakefront Fund, and the REI Fund. Dividends from net investment income are declared and paid monthly for the Limited Term Income Fund, Intermediate Income Fund, Investment Quality Bond Fund, Government Mortgage Fund, Fund for Income, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, and Balanced Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund are reclassified to capital in the accompanying statements of assets and liabilities.

Federal Income Taxes:

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Other:

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets or other appropriate basis. Fees paid under a Fund's shareholder servicing or distribution plans are borne by the specific class of shares to which they apply.

All expenses in connection with the Lakefront Fund's and the REI Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by those Funds. Such expenses are being amortized over a period of 60 months commencing with the respective inception dates.

4. Purchases and Sales of Securities:

Purchases (excluding securities acquired through the reorganization described in Note 2 -- Reorganization above) and sales of securities (excluding short-term securities) for the period ended October 31, 1998 were as follows (amounts in thousands):

                                                   Purchases              Sales
Limited Term Income Fund                           $126,274               $123,340
Intermediate Income Fund                            756,611                763,365
Fund for Income                                      34,048                 27,308
Government Mortgage Fund                            299,519                297,477
Investment Quality Bond Fund                        829,983                867,231
National Municipal Bond Fund                         76,654                 75,909
New York Tax-Free Fund                               10,370                  7,634
Ohio Municipal Bond Fund                             72,843                 76,110
Balanced Fund                                       877,822                865,692
Convertible Securities Fund                          97,568                 86,251
REI Fund                                             18,485                  5,581
Value Fund                                          197,823                242,823
Lakefront Fund                                          446                    684
Diversified Stock Fund                              740,298                816,177
Stock Index Fund                                     35,811                101,195
Growth Fund                                          92,107                 64,200
Special Value Fund                                  179,057                189,481
Ohio Regional Stock Fund                              2,924                 11,760
International Growth Fund                           112,440                 91,528
Special Growth Fund                                 250,250                259,389

Purchases and sales of securities (excluding short-term securities) for the Convertible Securities Fund for the year ended November 30, 1997 were $72,625 and $59,134, respectively.

5. Related Party Transactions:

Investment advisory services are provided to the Funds by Key Asset Management Inc. ("the Adviser"), a wholly owned subsidiary of KeyBank National Association ("Key"), formerly Society National Bank, a wholly owned subsidiary of KeyCorp. On February 28, 1997, Key Asset Management Inc. became the surviving corporation after the reorganization of four indirect investment adviser subsidiaries of KeyCorp, including KeyCorp Mutual Fund Advisers Inc., Spears, Benzak, Salomon & Farrell, Inc. ("SBSF"), Society Asset Management, Inc. and Applied Technology Investment, Inc. Pursuant to the terms of the reorganization, the subsidiaries identified above were merged into SBSF and SBSF then changed its name to Key Asset Management Inc. Lakefront Capital Investors, Inc. serves as a sub-adviser for the Lakefront Fund, and, effective May 15, 1998, Indocam International Investment Services, S.A. serves as a sub-adviser for the International Growth Fund. Under the terms of the investment advisory agreements, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of the Funds. The Adviser, and not the Trust, pays sub-advisory fees as applicable. KeyTrust Company of Ohio, serving as custodian for all of the Funds, receives custodian fees in addition to reimbursement of actual out-of-pocket expenses incurred.

Key and its affiliated brokerage and banking companies also serve as Shareholder Servicing Agent for all the Funds except the U.S. Government Obligations Funds (Investor Shares), Financial Reserves Fund and Stock Index Fund. As such, Key and its affiliates provide support services to their clients who are shareholders, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. For providing such services, Key and its affiliates may receive a fee of up to 0.25% of the average daily net assets of the Funds serviced.

BISYS Fund Services (the "Administrator" or the "Distributor," as applicable), an indirect, wholly owned subsidiary of The BISYS Group, Inc. ("BISYS") serves as the administrator and distributor to the Trust. Certain officers of the Trust are affiliated with BISYS. Such officers receive no direct payments or fees from the Trust for serving as officers.

Under the terms of the administration agreement, effective October 1, 1997, the Administrator's fee is computed at the annual rate of 0.15% of each Fund's average daily net assets up to $300 million, 0.12% of each Fund's average daily net assets between $300 million and $600 million, and 0.10% of each Fund's average daily net assets greater than $600 million. Under a Sub-Administration agreement, BISYS pays the Adviser a fee of up to 0.05% of each Fund's average daily net assets to perform certain of the administrative duties for the Funds. Prior to October 1, 1997, the Administrator's fee was computed at the annual rate of 0.15% of each Fund's average daily net assets, except the Convertible Securities Fund, for which the fee was 0.25% of net assets up to $50 million and 0.15% of net assets over $50 million. Pursuant to the Trust's 12b-1 Plan, the Distributor may receive distribution services fees computed at the annual rate of 0.75% of the average daily net assets of Class B Shares of the National Municipal Bond Fund, the New York Tax-Free Fund, the Balanced Fund, the Diversified Stock Fund, the Special Value Fund, the Ohio Regional Stock Fund and the International Growth Fund. In addition, the Distributor is entitled to receive commissions on sales of shares of the variable net asset value funds. For the year ended October 31, 1998, the Distributor received approximately $1,989,000 from commissions earned on sales of shares of the variable net asset value funds, a portion of which the Distributor reallowed to dealers of the Funds' shares including approximately $1,934,000 to affiliates of the Funds.

During the year ended October 31, 1998, the Trust retained BISYS Fund Services and, for the Convertible Securities Fund during the year ended October 31, 1997, SBSF, to serve as Mutual Fund Accountant. The Trust pays a fee for these services based on a percentage of average daily net assets under the terms of its Fund Accounting Agreement.

Fees may be voluntarily reduced or reimbursed to assist the Trust in maintaining competitive expense ratios.

Additional information regarding related party transactions is as follows for the period ended October 31, 1998:

                                                         Investment               Administration
                                                       Advisory Fees                   Fees

                                               Percentage
                                               of Average         Voluntary          Voluntary
                                                  Daily             Fee                Fee
                                               Net Assets         Reductions         Reductions
                                                                    (000)              (000)
U.S. Government Obligations Fund               0.35%              $   --             $   --
Prime Obligations Fund                         0.35%                  --                 --
Financial Reserves Fund                        0.50%                 123                 --
Tax-Free Money Market Fund                     0.35%                  29                 --
Ohio Municipal Money Market Fund               0.50%               1,026                 --
Limited Term Income Fund                       0.50%                 124                 --
Intermediate Income Fund                       0.75%                 682                 --
Fund for Income                                0.50%                 104                 22
Government Mortgage Fund                       0.50%                 134                 --
Investment Quality Bond Fund                   0.75%                 436                 --
National Municipal Bond Fund                   0.55%                 296                 --
New York Tax-Free Fund                         0.55%                  60                 19
Ohio Municipal Bond Fund                       0.60%                 174                 --
Balanced Fund                                  1.00%                 944                 --
Convertible Securities                         0.75%                  --                 --
Real Estate Investment Fund                    1.00%                 112                  8
Value Fund                                     1.00%                 613                 --
Lakefront Fund                                 1.00%                   6                 --
Diversified Stock Fund                         0.65%               1,023                 --
Stock Index Fund                               0.60%                 798                783
Growth Fund                                    1.00%                 305                 --
Special Value Fund                             1.00%                 444                 --
Ohio Regional Stock Fund                       0.75%                  61                 --
International Growth Fund                      1.10%                 123                 --
Special Growth Fund                            1.00%                 148                 --

Additional information regarding related party transactions is as follows for the year ended November 30, 1997:


                                                         Investment               Administration
                                                       Advisory Fees                   Fees

                                                Percentage
                                                of Average        Voluntary          Voluntary
                                                   Daily             Fee                Fee
                                                Net Assets        Reductions         Reductions
                                                                    (000)              (000)
Convertible Securities Fund                     0.75%                 --             $4

6. Capital Share Transactions:

Capital share transactions for those Funds with multiple share classes were as follows (amounts in thousands):

                                                                                      U.S. Government
                                                                                      Obligations Fund

                                                                                 Year                  Year
                                                                                 Ended                 Ended
                                                                               October 31,           October 31,
                                                                                 1998                  1997
Capital and Share Transactions:
Investor Shares:
Proceeds from shares issued                                                     1,048,740            1,096,594
Dividends reinvested                                                                   22                    9
Cost of shares redeemed                                                          (933,795)            (640,492)
Total                                                                             114,967              456,111

Select Shares:
Proceeds from shares issued                                                     3,183,081            3,000,667
Dividends reinvested                                                               57,576               30,375
Cost of shares redeemed                                                        (2,874,230)          (3,153,434)
Total                                                                             366,427             (122,392)



                                                             National Municipal
                                                                 Bond Fund                      New York Tax-Free Fund

                                                            Year            Year                  Year            Year
                                                            Ended           Ended                 Ended           Ended
                                                          October 31,     October 31,           October 31,     October 31,
                                                            1998            1997                  1998            1997
Capital Transactions:
Class A Shares:
Proceeds from shares issued                               $ 16,834        $ 24,151              $ 5,992         $ 4,570
Dividends reinvested                                         1,607           1,600                  596             559
Cost of shares redeemed                                    (20,804)        (16,416)              (4,006)         (3,498)
Total                                                     $ (2,363)       $  9,335              $ 2,582         $ 1,631

Class B Shares:
Proceeds from shares issued                               $    646        $    545              $ 1,103         $   585
Dividends reinvested                                            61              64                  122             115
Cost of shares redeemed                                       (688)           (204)                (548)           (476)
Total                                                     $     19        $    405              $   677         $   224

Share Transactions:
Class A Shares:
Issued                                                       1,576           2,343                  470             362
Reinvested                                                     150             156                   47              44
Redeemed                                                    (1,932)         (1,596)                (315)           (277)
Total                                                         (206)            903                  202             129

Class B Shares:
Issued                                                          60              53                   87              46
Reinvested                                                       6               6                   10               9
Redeemed                                                       (65)            (20)                 (43)            (37)
Total                                                            1              39                   54              18

                                            Balanced Fund             Diversified Stock Fund            Special Value Fund

                                         Year          Year           Year             Year           Year           Year
                                        Ended          Ended          Ended            Ended          Ended          Ended
                                     October 31,     October 31,    October 31,       October 31,    October 31,   October 31,
                                         1998          1997           1998             1997            1998          1997
Capital Transactions:
Class A Shares:
Proceeds from shares issued          $ 93,069        $ 75,657       $ 339,630          $ 426,586      $  96,571     $ 120,389
Dividends reinvested                   25,674          14,836          69,826             71,806         28,184        18,714
Cost of shares redeemed               (65,050)        (58,208)       (319,480)          (394,709)      (116,764)      (67,494)
Total                                $ 53,693        $ 32,285       $  89,976          $ 103,683      $   7,991     $  71,609

Class B Shares:
Proceeds from shares issued          $  2,906        $  1,819       $  19,452          $  19,901      $   1,049     $   1,117
Dividends reinvested                      243              73           3,412              1,122            132            36
Cost of shares redeemed                  (435)           (315)         (4,782)            (1,815)          (463)          (35)
Total                                $  2,714        $  1,577       $  18,082          $  19,208      $     718     $   1,118

Share Transactions:
Class A Shares:
Issued                                  6,530           5,819          20,330             25,259          6,124         7,776
Reinvested                              1,880           1,167           4,198              4,810          1,804         1,357
Redeemed                               (4,599)         (4,438)        (17,944)           (23,399)        (7,676)       (4,402)
Total                                   3,811           2,548           6,584              6,670            252         4,731

Class B Shares:
Issued                                    203             139           1,088              1,220             66            73
Reinvested                                 18               6             208                 76              9             2
Redeemed                                  (30)            (24)           (271)              (106)           (30)           (2)
Total                                     191             121           1,025              1,190             45            73



                                                                  Ohio Regional                      International
                                                                   Stock Fund                         Growth Fund

                                                               Year          Year                Year             Year
                                                               Ended         Ended               Ended            Ended
                                                             October 31,   October 31,         October 31,      October 31,
                                                               1998          1997                1998             1997

Class A Shares:
Proceeds from shares issued                                  $  8,735      $  8,156            $ 191,799        $ 32,789
Dividends reinvested                                            3,503           869                4,023           2,590
Cost of shares redeemed                                       (17,668)      (13,887)            (169,227)        (53,968)
Total                                                        $ (5,430)     $ (4,862)           $  26,595        $(18,589)

Class B Shares:
Proceeds from shares issued                                  $   386       $    241            $     186        $     78
Dividends reinvested                                              72              8                   11               6
Cost of shares redeemed                                          (25)           (11)                 (13)            (18)
Total                                                        $   433       $    238            $     184        $     66

Share Transactions:
Class A Shares:
Issued                                                           382            390               14,282           2,427
Reinvested                                                       160             45                  324             201
Redeemed                                                        (806)          (678)             (12,386)         (3,995)
Total                                                           (264)          (243)               2,220          (1,367)

Class B Shares:
Issued                                                            17             12                   13               6
Reinvested                                                         3             --                    1               1
Redeemed                                                          (1)            --                   (1)             (1)
Total                                                             19             12                   13               6


7. Concentration of Credit Risk:

The Ohio Municipal Money Market Fund, New York Tax-Free Fund, and Ohio Municipal Bond Fund invest primarily in municipal debt obligations issued by the respective states and their political subdivisions, agencies and public authorities to obtain funds for various public purposes, and the Ohio Regional Stock Fund invests in equity securities issued by companies domiciled in Ohio. These Funds are more susceptible to economic and political factors which might adversely affect municipalities and companies within those states than are other types of funds which are not geographically concentrated to the same extent.

8. Federal Income Tax Information (Unaudited):

For the taxable year ended October 31, 1998, a portion of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

                                                  Qualified
                                                  Dividend
                                                  Income

Convertible Securities Fund                        51.09%
Balanced Fund                                      26.31%
Value Fund                                        100.00%
Lakefront Fund                                     26.16%
Diversified Stock Fund                             26.66%
Stock Index Fund                                   50.17%
Growth Fund                                       100.00%
Special Value Fund                                 80.18%
Ohio Regional Stock Fund                          100.00%
Special Growth Fund                                 4.24%


Exempt-interest dividends are as follows for the year ended October 31, 1998:

Tax Free Money Market Fund                        $15,206
Ohio Municipal Money Market Fund                   20,500
National Municipal Bond Fund                        2,113
New York Tax-Free Bond Fund                           960
Ohio Municipal Bond Fund                            3,385

During the year ended October 31, 1998, the following Funds paid long-term capital gain distributions (amounts in thousands):

New York Tax-Free Bond Fund                       $    11
Ohio Municipal Bond Fund                              101
Balanced Fund                                      16,880
Convertible Securities Fund                         7,242
Value Fund                                         38,504
Diversified Stock Fund                             49,162
Stock Index Fund                                   23,104
Growth Fund                                        12,702
Special Value Fund                                 26,264
Ohio Regional Stock Fund                            4,743
International Growth Fund                           5,856
Special Growth Fund                                 6,847


As of October 31, 1998, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any (amounts in thousands):

                                            Amount          Expires
Financial Reserves Money Market             $    5           2001
Tax Free Money Market                            4           2006
Limited Term Income Fund                     1,335           2002
Limited Term Income Fund                       553           2003
Limited Term Income Fund                       906           2004
Fund for Income                                585           2001
Fund for Income                                588           2002
Fund for Income                                328           2003
Government Mortgage Fund                       698           2002
Government Mortgage Fund                       109           2005
Investment Quality Bond Fund                 3,961           2002
Real Estate Investment Fund                    497           2006
Special Growth Fund                          9,811           2006


As of October 31, 1998, the following Fund has additional capital loss carryforwards subject to limitations on availability to offset future capital gains, if any, as the successor of a merger with the Government Bond Fund (amounts in thousands):

                                            Amount          Expires
Investment Quality Bond Fund                $2,498           2001
Investment Quality Bond Fund                 2,760           2002
Investment Quality Bond Fund                   755           2003
Investment Quality Bond Fund                     6           2004


9. Voting Results of Special Meeting of Shareholders

International Growth Fund

At a Special Meeting of Shareholders (the "Meeting") of the International Growth Fund (the "Fund"), a separate series of The Victory Portfolios, called on May 15, 1998 pursuant to notice given to all shareholders of record on March 20, 1998, the Investment Advisory Agreement between The Victory Portfolios, on behalf of the Fund, and the current adviser to the Fund, Key Asset Management, Inc. ("KAM") was revised such that KAM will employ a "Manager of Managers" structure for the Fund. This action was approved by the shareholders of the Fund voting together in the aggregate:

Votes for:        6,402,822
Votes against:        4,809
Abstained:           63,973
Shares not voted: 1,270,003

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of
  The Victory Portfolios:

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Victory Portfolios (comprising, respectively, the U.S. Government Obligations Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-free Money Market Fund, Ohio Municipal Money Market Fund, Limited Term Income Fund, Intermediate Income Fund, Fund For Income, Government Mortgage Fund, Investment Quality Bond Fund, National Municipal Bond Fund, New York Tax-free Fund, Ohio Municipal Bond Fund, Balanced Fund, Convertible Securities Fund, Real Estate Investment Fund, Value Fund, Lakefront Fund, Diversified Stock Fund, Stock Index Fund, Growth Fund, Special Value Fund, Ohio Regional Stock Fund, International Growth Fund, and Special Growth Fund) at October 31, 1998, the results of operations, the changes in net assets, and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as ifinancial statementsi) are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation and verification by examination of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The Financial Reserves Fund's financial highlights for the year ended October 31, 1994 were audited by other auditors, whose report dated December 2, 1994 expressed an unqualified opinion on those financial highlights. The Ohio Municipal Money Market Fund's financial highlights for the year ended August 31, 1994 were audited by other auditors, whose report dated October 7, 1994 expressed an unqualified opinion on those financial highlights. The Fund for Income's financial highlights for the nine months ended October 31, 1994 and for the year ended January 31, 1994 were audited by other auditors, whose reports dated December 2, 1994 and February 28, 1994, respectively, expressed unqualified opinions on those financial highlights. The National Municipal Bond Fund's financial highlights for each of the two years in the period ended April 30, 1995 were audited by other auditors, whose report dated June 20, 1995 expressed an unqualified opinion on those financial highlights. The New York Tax-free Fund's financial highlights for the ten months ended October 31, 1994 and the year ended December 31, 1993 were audited by other auditors, whose reports dated December 2, 1994 and January 31, 1994, respectively, expressed an unqualified opinion on those financial highlights. The Special Growth Fund's financial highlights for the each of the two years in the period ended April 30, 1995 were audited by other auditors, whose report dated June 20, 1995 expressed an unqualified opinion on those financial highlights.


                                            PricewaterhouseCoopers LLP

Columbus, Ohio
December 11, 1998

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